UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

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IVY FUNDS

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(Exact name of registrant as specified in charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

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(Address of principal executive offices) (Zip code)

David F. Connor, Esq.

100 Independence, 610 Market Street

Philadelphia, PA 19106-2354

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report SEPTEMBER 30, 2021

Ticker
	Class A	Class B	Class C	Class I	Class R6*	Class Y
IVY FUNDS

Delaware Ivy Apollo Multi-Asset Income Fund(1)	IMAAX		IMACX	IMAIX	IMURX	IMAYX

Delaware Ivy Apollo Strategic Income Fund(2)	IAPOX		ICPOX	IIPOX	IRPOX	IYPOX

Delaware Ivy California Municipal High Income Fund(3)	IMHAX		IMHCX	IMHIX		IMHYX

Delaware Ivy Cash Management Fund(4)	IAAXX	IABXX	IACXX

Delaware Ivy Corporate Bond Fund(5)	IBJAX	IBJBX	IBJCX	IBJIX	IBJNX	IBJYX

Delaware Ivy Crossover Credit Fund(6)	ICKAX			ICKIX	ICKNX	ICKYX

Delaware Ivy Government Securities Fund(7)	IGJAX	IGJBX	IGJCX	IGJIX	IGJNX

Delaware Ivy International Small Cap Fund(8)	IVJAX		IVJCX	IVJIX	IVJRX	IVJYX

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund(9)	IECAX		IECCX	IECIX	IMMCX	IECYX

Delaware Ivy Pictet Targeted Return Bond Fund(10)	IRBAX		IRBCX	IRBIX	IRBRX	IRBYX

Delaware Ivy PineBridge High Yield Fund(11)	IPNAX			IPNIX	IPNNX

*	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

(1)	Effective July 1, 2021, the name of Ivy Apollo Multi-Asset Income Fund changed to Delaware Ivy Apollo Multi-Asset Income Fund.

(2)	Effective July 1, 2021, the name of Ivy Apollo Strategic Income Fund changed to Delaware Ivy Apollo Strategic Income Fund.

(3)	Effective July 1, 2021, the name of Ivy California Municipal High Income Fund changed to Delaware Ivy California Municipal High Income Fund.

(4)	Effective July 1, 2021, the name of Ivy Cash Management Fund changed to Delaware Ivy Cash Management Fund.

(5)	Effective July 1, 2021, the name of Ivy Corporate Bond Fund changed to Delaware Ivy Corporate Bond Fund.

(6)	Effective July 1, 2021, the name of Ivy Crossover Credit Fund changed to Delaware Ivy Crossover Credit Fund.

(7)	Effective July 1, 2021, the name of Ivy Government Securities Fund changed to Delaware Ivy Government Securities Fund.

(8)	Effective July 1, 2021, the name of Ivy International Small Cap Fund changed to Delaware Ivy International Small Cap Fund.

(9)	Effective July 1, 2021, the name of Ivy Pictet Emerging Markets Local Currency Debt Fund changed to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund.

(10)	Effective July 1, 2021, the name of Ivy Pictet Targeted Return Bond Fund changed to Delaware Ivy Pictet Targeted Return Bond Fund.

(11)	Effective July 1, 2021, the name of Ivy PineBridge High Yield Fund changed to Delaware Ivy PineBridge High Yield Fund.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting www.ivyinvestments.com or calling 1-888-923-3355. Investors should read the prospectus and the summary prospectus carefully before investing. You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.ivyinvestments.com/go-paperless-with-eDelivery for more information.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY FUNDS

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/ivy.

To view your shareholder statement online, go to www.ivyinvestments.com, log in to your account, and select “Statements,” or to view a mutual fund fee and expense calculator, visit https://tools.finra.org/fund_analyzer/.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of September 30, 2021, and subject to change for events occurring after such date. The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

2

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2021.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*
Delaware Ivy Apollo Multi-Asset Income Fund(a)
Class A	$1,000	$1,028.60	$5.88	$1,000	$1,019.28	$5.86	1.17%
Class C	$1,000	$1,023.70	$9.81	$1,000	$1,015.39	$9.77	1.95%
Class I	$1,000	$1,030.70	$3.86	$1,000	$1,021.32	$3.84	0.75%
Class R6^	$1,000	$1,029.70	$3.86	$1,000	$1,021.32	$3.84	0.75%
Class Y	$1,000	$1,027.70	$5.68	$1,000	$1,019.48	$5.65	1.15%

See footnotes on page 5.

2021	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*
Delaware Ivy Apollo Strategic Income Fund(b)
Class A	$1,000	$1,016.10	$5.24	$1,000	$1,019.86	$5.25	1.04%
Class C	$1,000	$1,012.10	$9.16	$1,000	$1,015.95	$9.17	1.82%
Class I	$1,000	$1,018.00	$3.43	$1,000	$1,021.71	$3.44	0.67%
Class R6^	$1,000	$1,018.90	$3.43	$1,000	$1,021.71	$3.44	0.67%
Class Y	$1,000	$1,017.10	$5.24	$1,000	$1,019.87	$5.25	1.04%
Delaware Ivy California Municipal High Income Fund(c)
Class A	$1,000	$1,015.80	$4.03	$1,000	$1,021.06	$4.04	0.80%
Class C	$1,000	$1,011.50	$8.25	$1,000	$1,016.87	$8.27	1.64%
Class I	$1,000	$1,016.80	$3.03	$1,000	$1,022.06	$3.03	0.60%
Class Y	$1,000	$1,015.80	$4.03	$1,000	$1,021.06	$4.04	0.80%
Delaware Ivy Cash Management Fund(d)
Class A	$1,000	$1,000.00	$0.70	$1,000	$1,024.35	$0.71	0.14%
Class B**	$1,000	$1,000.00	$0.80	$1,000	$1,024.30	$0.81	0.15%
Class C	$1,000	$1,000.00	$0.70	$1,000	$1,024.37	$0.71	0.14%
Delaware Ivy Corporate Bond Fund(e)
Class A	$1,000	$1,034.10	$4.88	$1,000	$1,020.31	$4.85	0.95%
Class B**	$1,000	$1,009.40	$24.01	$1,000	$1,001.15	$23.91	4.77%
Class C	$1,000	$1,029.40	$9.23	$1,000	$1,015.94	$9.17	1.82%
Class I	$1,000	$1,035.60	$3.56	$1,000	$1,021.58	$3.54	0.70%
Class R6^	$1,000	$1,036.30	$2.85	$1,000	$1,022.31	$2.83	0.55%
Class Y	$1,000	$1,034.10	$4.78	$1,000	$1,020.32	$4.75	0.95%
Delaware Ivy Crossover Credit Fund(f)
Class A	$1,000	$1,041.40	$4.59	$1,000	$1,020.56	$4.55	0.90%
Class I	$1,000	$1,042.70	$3.37	$1,000	$1,021.81	$3.34	0.65%
Class R6^	$1,000	$1,042.70	$3.37	$1,000	$1,021.81	$3.34	0.65%
Class Y	$1,000	$1,041.40	$4.59	$1,000	$1,020.56	$4.55	0.90%
Delaware Ivy Government Securities Fund(g)
Class A	$1,000	$1,010.50	$4.93	$1,000	$1,020.19	$4.95	0.97%
Class B**	$1,000	$1,005.60	$10.13	$1,000	$1,014.94	$10.18	2.02%
Class C	$1,000	$1,006.50	$8.93	$1,000	$1,016.15	$8.97	1.78%
Class I	$1,000	$1,011.70	$3.62	$1,000	$1,021.45	$3.64	0.72%
Class R6^	$1,000	$1,012.40	$3.02	$1,000	$1,022.08	$3.03	0.60%
Delaware Ivy International Small Cap Fund(h)
Class A	$1,000	$1,069.80	$7.24	$1,000	$1,018.11	$7.06	1.39%
Class C	$1,000	$1,065.20	$11.26	$1,000	$1,014.22	$10.98	2.16%
Class I	$1,000	$1,071.60	$5.18	$1,000	$1,020.11	$5.05	0.99%
Class R6^	$1,000	$1,072.30	$5.18	$1,000	$1,020.11	$5.05	0.99%
Class Y	$1,000	$1,069.80	$7.14	$1,000	$1,018.16	$6.96	1.38%

See footnotes on page 5.

4	ANNUAL REPORT	2021

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund(i)
Class A	$1,000	$987.60	$6.36	$1,000	$1,018.64	$6.46	1.23%
Class C	$1,000	$987.20	$9.44	$1,000	$1,015.58	$9.57	1.89%
Class I	$1,000	$991.10	$3.98	$1,000	$1,021.06	$4.04	0.80%
Class R6^	$1,000	$990.00	$3.98	$1,000	$1,021.06	$4.04	0.80%
Class Y	$1,000	$988.80	$6.07	$1,000	$1,019.00	$6.16	1.21%
Delaware Ivy Pictet Targeted Return Bond Fund(j)
Class A	$1,000	$1,009.90	$6.33	$1,000	$1,018.80	$6.36	1.24%
Class C	$1,000	$1,005.00	$10.03	$1,000	$1,015.04	$10.08	1.95%
Class I	$1,000	$1,010.90	$5.03	$1,000	$1,020.06	$5.05	1.01%
Class R6^	$1,000	$1,011.80	$4.43	$1,000	$1,020.71	$4.45	0.87%
Class Y	$1,000	$1,075.30	$6.33	$1,000	$1,018.92	$6.16	1.26%
Delaware Ivy PineBridge High Yield Fund(k)
Class A	$1,000	$1,030.50	$5.08	$1,000	$1,020.11	$5.05	0.99%
Class I	$1,000	$1,032.00	$3.66	$1,000	$1,021.46	$3.64	0.72%
Class R6^	$1,000	$1,032.00	$3.66	$1,000	$1,021.46	$3.64	0.72%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2021, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

^	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

(a)	Effective July 1, 2021, the name of Ivy Apollo Multi-Asset Income Fund changed to Delaware Ivy Apollo Multi-Asset Income Fund.

(b)	Effective July 1, 2021, the name of Ivy Apollo Strategic Income Fund changed to Delaware Ivy Apollo Strategic Income Fund.

(c)	Effective July 1, 2021, the name of Ivy California Municipal High Income Fund changed to Delaware Ivy California Municipal High Income Fund.

(d)	Effective July 1, 2021, the name of Ivy Cash Management Fund changed to Delaware Ivy Cash Management Fund.

(e)	Effective July 1, 2021, the name of Ivy Corporate Bond Fund changed to Delaware Ivy Corporate Bond Fund.

(f)	Effective July 1, 2021, the name of Ivy Crossover Credit Fund changed to Delaware Ivy Crossover Credit Fund.

(g)	Effective July 1, 2021, the name of Ivy Government Securities Fund changed to Delaware Ivy Government Securities Fund.

(h)	Effective July 1, 2021, the name of Ivy International Small Cap Fund changed to Delaware Ivy International Small Cap Fund.

(i)	Effective July 1, 2021, the name of Ivy Pictet Emerging Local Currency Debt Fund changed to Delaware Ivy Pictet Emerging Local Currency Debt Fund.

(j)	Effective July 1, 2021, the name of Ivy Pictet Targeted Return Bond Fund changed to Delaware Ivy Pictet Targeted Return Bond Fund.

(k)	Effective July 1, 2021, the name of Ivy PineBridge High Yield Fund changed to Delaware Ivy PineBridge High Yield Fund.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2021	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

Delaware Ivy Apollo Multi-Asset Income Fund is managed overall by Delaware Management Company, which has retained Apollo Credit Management, LLC, to sub-advise the total return strategy sleeve and LaSalle Investment Management Securities, LLC, to sub-advise the global real estate strategy sleeve.

Below, a portfolio manager of the Fund, Mark G. Beischel, CFA, discusses positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Beischel has managed the Fund since inception. Mr. Beischel has 28 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2021
Delaware Ivy Apollo Multi-Asset Income Fund
(Class A shares at net asset value)	19.57%
Delaware Ivy Apollo Multi-Asset Income Fund
(Class A shares including sales load)	15.34%

Benchmark(s) and Morningstar Category
50% FTSE All-World High Dividend Yield Index + 50% ICE BofA US High Yield Index	20.53%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields; and the performance of securities representing the high-yield sector of the bond market)
FTSE All-World High Dividend Yield Index	29.81%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields)
ICE BofA US High Yield Index	11.46%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar World Allocation Category Average	18.41%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

Global credit markets ended the fiscal year tighter as various global risk factors diminished as the global economy continued to reopen with the distribution of COVID-19 vaccines. Recently, the prevalence of the Delta variant has sparked growth concerns amidst new economic restrictions. In China, regulatory actions on technology companies spooked markets and debt-contagion concerns related to property developers hurt returns in the last quarter of the fiscal year. In the US, the Federal Reserve (Fed) signaled that it will soon begin slowing asset purchases. Credit spread valuations are stretched across the rating spectrum in both developed and emerging markets.

The Organization for Economic Co-operation and Development (OECD) published its interim economic outlook on September 21, 2021. Its researchers left aggregate global gross domestic product (GDP) growth expectations basically unchanged compared to their May forecasts. They now project global GDP of 5.6% in 2021 and 4.5% in 2022, compared to previous estimates of 5.7% and 4.4%. The similar global figures hide some changes to individual economies, as growth expectations for the US were revised down by nearly one percentage point and expectations for the European Union were revised up a percentage point.

US Treasuries were higher over the year. Short-end Treasuries rose 30 basis points while the long-end rose 85 basis points, with 10-year Treasuries ending the year with a yield of 1.49%.

Momentum in the US economy cooled considerably in the third quarter of 2021. Although the economy continued to add jobs, that growth is occurring at a slower pace than during the first half of the year. Consumer confidence fell during the quarter as concerns mounted due to the Delta variant and supply chain issues. Those supply-chain issues have fed through to inflation, which is at multi-decade highs. Markets are largely looking at the inflation increase as transitory, with long-term rates expectations remaining anchored.

Performance review and positioning

The Fund underperformed its blended benchmark but outperformed its Morningstar peer group average for the fiscal year. Performance was a result of the Fund’s shorter-duration (which was a slight drag on performance) being balanced by higher carry than the benchmark and Morningstar category due to a higher allocation to credit. The Fund’s 100% US dollar exposure enhanced its return as the US dollar appreciated against the euro and Japanese yen by 1.2% and 5.2%, respectively.

6	ANNUAL REPORT	2021

The Fund ended the year with roughly 50% of its portfolio allocated to equity. The Fund’s global equity holdings contributed to performance, driven by strong stock selection in financials and industrials. Sector allocation detracted from performance as an overweight allocation to utilities and underweight allocation to energy hurt performance.

We continue to seek opportunities to reduce volatility in the Fund, and are maintaining a low-duration strategy. With credit spreads remaining at levels considerably tighter than the historical average, we continue to move towards a more defensive position by moving up in higher quality credits at the expense of high-yield credits in emerging markets.

Looking ahead

We believe short-term interest rates will stay low for the foreseeable future, although Fed officials suggested in September they could begin pulling back their bond-buying program later this year and could increase short-term rates as early as 2022 or 2023. Base effects, fiscal stimulus and supply-chain bottlenecks are resulting in higher inflation currently, but we believe this should be transitory due to growth constraints as we exit the pandemic. The US’s sizable fiscal packages provided much needed income support for sidelined workers and financial support for businesses facing interrupted product demand and cash flows. However, stimulus packages passed thus far are not fiscal stimulus that will generate sustained stronger growth.

A bill that could help generate sustained stronger growth has passed the Senate but continues to be debated by the US House of Representatives. The bill, expected to contribute $1 trillion in funding for America’s roads and other infrastructure, faces a difficult path as its fate is linked to a contentious spending bill that also threatens a debt-ceiling stand-off.

Demand for corporate credit remains intact. Across the globe, fixed-income yields are staggeringly low, leaving investors few alternatives. The Fed has indicated it will continue to support markets beyond the point at which the COVID-19 virus is contained, which we believe is likely to support current spread levels.

China has contained COVID-19 more effectively than most countries and was the first major economy to return to near “business-as-usual.” This has been a major support to global resource demand. However, China’s credit cycle is likely to have peaked, and regulators there are adding to economic uncertainty in sectors across the economy including technology. The collapse of Evergrande, the world’s most-indebted property company, is also feeding concerns of contagion and hurting commodity prices globally.

Many emerging-market countries supported its economies with surprisingly aggressive fiscal stimulus during the first year of the pandemic. Ballooning fiscal deficits are leaving governments less room to respond as the pandemic continues in many emerging-market countries, including places that had previously controlled the pandemic well, such as countries in Southeast Asia.

West Texas Intermediate crude continued a rally that began when vaccine trials showed positive results in mid-November 2020. The global recovery and the opening of air travel is bringing oil demand back to near 2019 levels. The increased demand, combined with several years of underinvestment and continued supply-restraint from major producers, has supported prices as they rose from $59 per barrel at the start of the quarter to $75 per barrel at the end September.

Finally, we believe the tilt away from globalization that has been underway for about half a decade is likely to be reinforced. We believe new factors stemming from COVID-19 and heightened geopolitical tension between the US and China will fuel the move further away from globalization, which could change complex international supply chains, and lead to higher tariffs and potentially increased barriers to immigration.

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Multi-Asset Income Fund” and the appointment of Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) as a sub-advisor. The Board approved the portfolio manager team of Stefan Löwenthal and Jürgen Wurzer of MIMAK and Aaron D. Young of Delaware Management Company as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisors. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmarks. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund name changed from Ivy Apollo Multi-Asset Income Fund and Class N was renamed to Class R6.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

2021	ANNUAL REPORT	7

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

While Delaware Management Company monitors the investments of Apollo Credit Management (Apollo) and LaSalle Investment Management Securities (LaSalle) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, Delaware Management Company, Apollo and LaSalle make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by Delaware Management Company, Apollo or LaSalle will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Apollo Multi-Asset Income Fund.

8	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	50.5%
Financials	9.7%
Real Estate	9.7%
Health Care	5.4%
Industrials	5.4%
Information Technology	4.5%
Consumer Staples	4.0%
Energy	3.7%
Utilities	3.5%
Consumer Discretionary	1.7%
Communication Services	1.5%
Materials	1.4%
Warrants	0.0%
Bonds	45.7%
Corporate Debt Securities	24.8%
Loans	17.7%
Asset-Backed Securities	1.7%
Mortgage-Backed Securities	1.4%
Other Government Securities	0.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.8%

Country Weightings

North America	57.5%
United States	55.2%
Other North America	2.3%
Europe	24.6%
Germany	6.1%
United Kingdom	5.6%
France	5.3%
Other Europe	7.6%
Pacific Basin	10.1%
Bahamas/Caribbean	3.2%
Other	0.4%
South America	0.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
AstraZeneca plc	United Kingdom	Health Care	Pharmaceuticals
Bank of America Corp.	United States	Financials	Diversified Banks
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Schneider Electric S.A.	France	Industrials	Electrical Components & Equipment
Siemens AG	Germany	Industrials	Industrial Conglomerates
CVS Caremark Corp.	United States	Health Care	Health Care Services
Philip Morris International, Inc.	United States	Consumer Staples	Tobacco
Axa S.A.	France	Financials	Multi-Line Insurance
Raytheon Technologies Corp.	United States	Industrials	Aerospace & Defense

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Apollo Multi-Asset Income Fund changed to Delaware Ivy Apollo Multi-Asset Income Fund.

2021	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6^	Class Y
1-year period ended 9-30-21	15.34%	18.56%	20.08%	19.95%	19.50%
5-year period ended 9-30-21	5.76%	5.70%	6.90%	6.97%	6.56%
10-year period ended 9-30-21	—	—	—	—	—
Since Inception of Class through 9-30-21(4)	5.94%	5.77%	6.96%	7.02%	6.61%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)

10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class R6 shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy Apollo Multi-Asset Income Fund changed to Delaware Ivy Apollo Multi-Asset Income Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares		Value
Communication Services

Integrated Telecommunication Services – 1.5%
Deutsche Telekom AG, Registered Shares (A)	155		$3,113
Frontier Communications Corp. (B)	52		1,462
Vantage Towers AG (A)	5		165

			4,740

Total Communication Services – 1.5%			4,740
Consumer Discretionary

Apparel Retail – 0.0%
True Religion Apparel, Inc. (B)(C)	—	*	45

Apparel, Accessories & Luxury Goods – 0.4%
V.F. Corp.	20		1,349

Casinos & Gaming – 0.3%
New Cotai Participation Corp., Class B (B)(C)(D)(R)	318		684
Studio City International Holdings Ltd. ADR (B)	35		290
Studio City International Holdings Ltd. ADR (B)(D)	15		119

			1,093

Education Services – 0.1%
Laureate Education, Inc., Class A (B)	11		182

Total Consumer Discretionary – 0.8%			2,669
Consumer Staples

Food Distributors – 0.6%
Sysco Corp.	24		1,854

Household Products – 1.1%
Procter & Gamble Co. (The)	24		3,378

Personal Products – 1.0%
Unilever plc (A)	57		3,065

Tobacco – 1.3%
Philip Morris International, Inc.	42		3,961

Total Consumer Staples – 4.0%			12,258
Energy

Coal & Consumable Fuels – 0.2%
Foresight Energy L.P. (B)(C)(D)	31		659
Westmoreland Coal Co. (A)(B)	7		11

			670

Integrated Oil & Gas – 1.1%
TotalEnergies SE (A)(E)	68		3,240

Oil & Gas Drilling – 0.2%
KCA Deutag UK Finance plc (A)(B)	8		630

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production – 1.7%
ConocoPhillips	51	$3,451
Lundin Energy AB (A)(E)	50	1,857

		5,308

Total Energy – 3.2%		9,848
Financials

Asset Management & Custody Banks – 0.5%
3i Group plc (A)	98	1,685

Diversified Banks – 4.2%
Bank of America Corp.	113	4,801
Bank of Montreal (A)	28	2,811
DBS Group Holdings Ltd. (A)	119	2,638
PT Bank Mandiri (Persero) Tbk (A)	6,359	2,718

		12,968

Investment Banking & Brokerage – 0.8%
Morgan Stanley	25	2,411

Multi-Line Insurance – 1.9%
Axa S.A. (A)	141	3,919
Zurich Financial Services, Registered Shares (A)	5	1,949

		5,868

Other Diversified Financial Services – 1.1%
ORIX Corp. (A)	175	3,275

Property & Casualty Insurance – 0.6%
Tokio Marine Holdings, Inc. (A)(E)	38	2,021

Reinsurance – 0.6%
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares (A)	6	1,750

Total Financials – 9.7%		29,978
Health Care

Biotechnology – 0.7%
Amgen, Inc.	10	2,127

Health Care Services – 1.3%
CVS Caremark Corp.	48	4,052

Pharmaceuticals – 3.4%
AstraZeneca plc (A)	42	5,090
Roche Holdings AG, Genusscheine (A)	8	2,985
Sanofi-Aventis (A)	22	2,091

		10,166

Total Health Care – 5.4%		16,345
Industrials

Aerospace & Defense – 1.1%
Raytheon Technologies Corp.	41	3,486

COMMON STOCKS (Continued)	Shares	Value
Electrical Components & Equipment – 2.3%
Eaton Corp.	18	$2,659
Schneider Electric S.A. (A)	25	4,242

		6,901

Industrial Conglomerates – 1.3%
Siemens AG (A)	25	4,075

Trading Companies & Distributors – 0.6%
ITOCHU Corp. (A)(E)	67	1,957

Total Industrials – 5.3%		16,419
Information Technology

Communications Equipment – 1.1%
Cisco Systems, Inc.	63	3,434

Semiconductors – 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. (A)	290	5,998

Technology Hardware, Storage & Peripherals – 1.5%
Samsung Electronics Co. Ltd. (A)	75	4,647

Total Information Technology – 4.5%		14,079
Materials

Construction Materials – 0.5%
CRH plc (A)	35	1,663

Diversified Chemicals – 0.4%
Eastman Chemical Co.	14	1,372

Diversified Metals & Mining – 0.5%
Anglo American plc (A)	43	1,500

Total Materials – 1.4%		4,535
Real Estate

Diversified Real Estate Activities – 0.6%
Heiwa Real Estate Co. Ltd. (A)	5	173
Mitsubishi Estate Co. Ltd. (A)	37	595
Mitsui Fudosan Co. Ltd. (A)	27	637
New World Development Co. Ltd. (A)	63	258
Nomura Real Estate Holdings, Inc. (A)	4	114
Tokyu Fudosan Holdings Corp. (A)	25	157

		1,934

Diversified REITs – 0.6%
Cominar Real Estate Investment Trust (A)	5	40
Gecina (A)	4	499
H&R Real Estate Investment Trust (A)	6	73
Land Securities Group plc (A)	44	413
Merlin Properties Socimi S.A. (A)	44	448
VEREIT, Inc.	7	334

2021	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Diversified REITs (Continued)
XYMAX REIT Investment Corp. (A)	—	*	$58

			1,865

Health Care REITs – 0.7%
Aedifica S.A. (A)	1		184
Assura plc (A)	164		158
Healthcare Trust of America, Inc., Class A	12		354
National Health Investors, Inc.	3		163
Sabra Health Care REIT, Inc.	17		253
Ventas, Inc.	10		570
Welltower, Inc.	3		266

			1,948

Hotel & Resort REITs – 0.5%
Host Hotels & Resorts, Inc. (B)	49		793
Japan Hotel REIT Investment Corp. (A)	—	*	202
MGM Growth Properties LLC, Class A	13		488

			1,483

Industrial REITs – 1.1%
ARA LOGOS Logistics Trust (A)	140		95
Duke Realty Corp.	8		402
First Industrial Realty Trust, Inc.	8		437
GLP J-REIT (A)	—	*	168
ITOCHU Advance Logistics Investment Corp. (A)	—	*	152
Mitsui Fudosan Logistics Park, Inc. (A)	—	*	42
ProLogis, Inc.	8		1,036
Rexford Industrial Realty, Inc.	6		322
SEGRO plc (A)	30		489
Terreno Realty Corp.	3		206

			3,349

Office REITs – 0.8%
Corporate Office Properties Trust	10		270
Derwent London plc (A)	9		395
Fonciere des Regions S.A. (A)	1		76
Global One Corp. (A)	—	*	17
Hibernia REIT plc (A)	46		63
Highwoods Properties, Inc.	7		296
Ichigo Office REIT Investment Corp. (A)	—	*	226
NSI N.V. (A)	10		355
ORIX JREIT, Inc. (A)	—	*	225
Vornado Realty Trust	11		455

			2,378

Real Estate Development – 0.2%
China Resources Land Ltd. (A)	82		347
Kerry Properties Ltd. (A)	81		214

			561

Real Estate Operating Companies – 0.9%
Adler Group S.A. (A)	8		133
Ascendas India Trust (A)	112		117
Grainger plc (A)	88		361
Keihanshin Building Co. Ltd. (A)	3		43

COMMON STOCKS (Continued)	Shares		Value
Real Estate Operating Companies (Continued)
Swire Properties Ltd. (A)	92		$231
TOC Ltd. (A)	9		54
Tricon Capital Group, Inc. (A)	35		472
Vonovia SE (A)	19		1,135
Wharf (Holdings) Ltd. (The) (A)	57		291

			2,837

Residential REITs – 1.4%
American Campus Communities, Inc.	5		260
Apartment Investment and Management Co., Class A	13		644
AvalonBay Communities, Inc.	4		873
Boardwalk (A)	2		89
Camden Property Trust	4		604
Equity Lifestyle Properties, Inc.	8		633
Invitation Homes, Inc.	19		731
Irish Residential Properties REIT plc (A)	96		160
Starts Proceed Investment Corp. (A)	—	*	80
Unite Group plc (The) (A)	15		218

			4,292

Retail REITs – 1.4%
Agree Realty Corp.	6		427
CapitaLand China Trust (A)	135		123
CapitaLand Integrated Commercial Trust (A)	317		472
First Capital REIT (A)	20		279
Frasers Centrepoint Trust (A)	93		155
Kite Realty Group Trust	3		58
Link (The) (A)	30		261
National Retail Properties, Inc.	6		239
Realty Income Corp.	6		371
Retail Opportunity Investments Corp.	23		405
Retail Properties of America, Inc.	8		102
Simon Property Group, Inc.	2		324
Unibail-Rodamco-Westfield (A)	2		167
Urban Edge Properties	24		442
Vicinity Centres (A)	525		620

			4,445

Specialized REITs – 1.5%
CBS Outdoor Americas, Inc.	20		502
CubeSmart	9		454
CyrusOne, Inc.	4		317
Digital Realty Trust, Inc.	4		633
Equinix, Inc.	1		907
National Storage REIT (A)	102		168
Public Storage, Inc.	2		681
Safestore Holdings plc (A)	15		214
SBA Communications Corp.	—	*	149
VICI Properties, Inc.	19		542

			4,567

Total Real Estate – 9.7%			29,659

COMMON STOCKS (Continued)	Shares		Value
Utilities

Electric Utilities – 1.5%
ENEL S.p.A. (A)	364		$2,794
Exelon Corp.	37		1,805

			4,599

Multi-Utilities – 2.0%
E.ON AG (A)	144		1,761
Public Service Enterprise Group, Inc.	29		1,791
RWE Aktiengesellschaft (A)	74		2,595

			6,147

Total Utilities – 3.5%			10,746

TOTAL COMMON STOCKS – 49.1%			$151,276
(Cost: $117,566)

PREFERRED STOCKS
Consumer Discretionary

Apparel Retail – 0.0%
True Religion Apparel, Inc. (A)(B)	—	*	10

Automobile Manufacturers – 0.9%
Volkswagen AG, 2.260% (A)	12		2,785

Total Consumer Discretionary – 0.9%			2,795
Energy

Oil & Gas Exploration & Production – 0.5%
Targa Resources Corp., 9.500% (B)(D)	1		1,365

Total Energy – 0.5%			1,365

TOTAL PREFERRED STOCKS – 1.4%			$4,160
(Cost: $3,540)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
California Resources Corp., expires 10–27–24 (F)	1		14

TOTAL WARRANTS – 0.0%			$14
(Cost: $102)

ASSET-BACKED SECURITIES	Principal
Anchorage Capital CLO Ltd., Series 2014-4RA, Class D (3-Month U.S. LIBOR plus 260 bps),
2.732%, 1–28–31 (G)(H)	$500		495
Audax Senior Debt CLO II LLC, Series 2019-2A, Class C (3-Month U.S LIBOR plus 490 bps),
5.038%, 10–22–29 (G)(H)	250		249

12	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

ASSET-BACKED SECURITIES (Continued)	Principal		Value
Fortress Credit BSL Ltd., Series 2018-1A, Class ER (3-Month U.S. LIBOR plus 645 bps),
6.588%, 7–23–31 (G)(H)		$750	$713
GoldenTree Loan Management CLO Ltd., Series 2X, Class D (3-Month EURIBOR plus 285 bps),
2.850%, 1–20–32 (H)(I)	EUR	385	445
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps),
3.625%, 10–25–30 (G)(H)		$1,000	986
Northwoods Capital XI-B Ltd. and Northwoods Capital XI-B LLC, Series 2018-14BA, Class D (3-Month U.S. LIBOR plus 340 bps),
3.521%, 11–13–31 (G)(H)		1,200	1,164
Rockford Tower CLO Ltd., Series 2019-1A, Class DR (3-Month U.S. LIBOR plus 310 bps),
3.234%, 4–20–34 (G)(H)		500	499
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class DR (3-Month U.S. LIBOR plus 390 bps),
4.034%, 10–20–30 (G)(H)		750	735

TOTAL ASSET-BACKED SECURITIES – 1.7%			$5,286
(Cost: $5,319)

CORPORATE DEBT SECURITIES
Communication Services

Advertising – 0.6%
Advantage Sales & Marketing, Inc.,
6.500%, 11–15–28 (G)		790	825
Centerfield Media Holdings LLC,
6.625%, 8–1–26 (G)		172	177
Midas OpCo Holdings LLC,
5.625%, 8–15–29 (G)		855	886

			1,888

Alternative Carriers – 0.1%
Front Range BidCo, Inc.,
4.000%, 3–1–27 (G)		181	180
Zayo Group Holdings, Inc.,
6.125%, 3–1–28 (G)		41	42

			222

Broadcasting – 0.4%
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8–15–27 (G)		822	852
7.750%, 4–15–28 (E)(G)		225	237
Globo Comunicacoes e Participacoes S.A.,
4.875%, 1–22–30 (G)		200	198

			1,287

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite – 2.2%
Altice Financing S.A.,
5.750%, 8–15–29 (G)	$600	$582
Altice France Holding S.A.,
6.000%, 2–15–28 (G)	1,081	1,040
Altice France S.A.:
5.125%, 7–15–29 (G)	254	249
5.500%, 10–15–29 (G)	229	227
CCO Holdings LLC and CCO Holdings Capital Corp.:
4.500%, 8–15–30 (G)	451	466
4.250%, 2–1–31 (G)	43	44
CSC Holdings LLC:
5.375%, 2–1–28 (G)	285	298
5.750%, 1–15–30 (G)	393	400
4.125%, 12–1–30 (G)	100	98
5.000%, 11–15–31 (G)	254	244
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
5.875%, 8–15–27 (G)	163	170
DISH DBS Corp.:
7.750%, 7–1–26	498	563
7.375%, 7–1–28	96	102
Intelsat Jackson Holdings S.A.,
9.500%, 9–30–22 (G)(J)	74	88
LCPR Senior Secured Financing Designated Activity Co.,
5.125%, 7–15–29 (G)	200	206
Ligado Networks LLC (15.000% Cash or 15.000% PIK),
15.500%, 11–1–23 (G)(K)	872	791
Ligado Networks LLC (17.500% Cash or 17.500% PIK),
17.500%, 5–1–24 (G)(K)	62	43
Telesat Canada and Telesat LLC:
5.625%, 12–6–26 (G)	678	652
6.500%, 10–15–27 (G)	118	102
Videotron Ltd.,
3.625%, 6–15–29 (G)	58	59
VTR Comunicaciones S.p.A.,
4.375%, 4–15–29 (G)	346	357

		6,781

Integrated Telecommunication Services – 1.9%
Cablevision Lightpath LLC,
5.625%, 9–15–28 (G)	200	201
Colombia Telecomunicaciones S.A. E.S.P.,
4.950%, 7–17–30 (G)	200	210
Consolidated Communications, Inc.:
5.000%, 10–1–28 (G)	122	126
6.500%, 10–1–28 (G)	290	315
Frontier Communications Corp.:
5.875%, 10–15–27 (G)	359	382
5.000%, 5–1–28 (G)	233	245
6.750%, 5–1–29 (G)	174	184
5.875%, 11–1–29	234	237
Level 3 Financing, Inc.,
3.625%, 1–15–29 (G)	100	97
Northwest Fiber LLC,
10.750%, 6–1–28 (G)	168	189

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Integrated Telecommunication Services (Continued)
Northwest Fiber LLC and Nortwest Fiber Finance Sub, Inc.,
6.000%, 2–15–28 (E)(G)		$187	$186
West Corp.,
8.500%, 10–15–25 (E)(G)		2,163	2,152
Windstream Escrow LLC,
7.750%, 8–15–28 (E)(G)		1,158	1,211

			5,735

Interactive Media & Services – 0.1%
Cars.com, Inc.,
6.375%, 11–1–28 (G)		270	285

Movies & Entertainment – 0.5%
Premier Entertainment Sub LLC and Premier Entertainment Finance Corp.:
5.625%, 9–1–29 (G)		856	866
5.875%, 9–1–31 (G)		548	554

			1,420

Publishing – 0.1%
MAV Acquisition Corp.,
5.750%, 8–1–28 (G)		387	381
News Corp.,
3.875%, 5–15–29 (G)		71	73

			454

Wireless Telecommunication Service – 1.5%
Digicel Group Ltd.,
8.750%, 5–25–24 (G)		195	202
Digicel Group Ltd. (5.000% Cash and 3.000% PIK),
8.000%, 4–1–25 (G)(K)		198	177
Digicel Group Ltd. (7.000% Cash or 7.000% PIK),
7.000%, 10–1–68 (G)(K)		92	76
Digicel International Finance Ltd.:
8.750%, 5–25–24 (G)		1,251	1,297
8.000%, 12–31–26 (G)		182	177
Digicel International Finance Ltd. (6.000% Cash and 7.000% PIK),
13.000%, 12–31–25 (G)(K)		107	108
Digicel International Finance Ltd. (8.000% Cash and 2.000% PIK or 10.000% PIK),
10.000%, 4–1–24 (K)		1,007	1,008
Digicel Ltd.,
6.750%, 3–1–23 (G)		1,200	1,133
Matterhorn Telecom S.A.,
3.125%, 9–15–26 (I)	EUR	69	80
Millicom International Cellular S.A.,
4.500%, 4–27–31 (G)		$200	209

			4,467

Total Communication Services – 7.4%			22,539

2021	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary

Apparel Retail – 0.2%
Victoria’s Secret & Co.,
4.625%, 7–15–29 (G)	$473	$483

Automotive Retail – 0.6%
Asbury Automotive Group, Inc.:
4.500%, 3–1–28	345	354
4.750%, 3–1–30	346	362
Carvana Co.:
5.500%, 4–15–27 (G)	79	80
4.875%, 9–1–29 (G)	265	263
Ken Garff Automotive LLC,
4.875%, 9–15–28 (G)	94	97
Lithia Motors, Inc.:
3.875%, 6–1–29 (G)	199	207
4.375%, 1–15–31 (G)	149	159
Sonic Automotive, Inc.,
6.125%, 3–15–27	185	192
Turkiye Sise ve Cam Fabrikalari A.S.,
6.950%, 3–14–26 (G)	200	220

		1,934

Casinos & Gaming – 0.1%
Everi Holdings, Inc.,
5.000%, 7–15–29 (G)	172	177

Education Services – 0.3%
Adtalem Global Education, Inc.,
5.500%, 3–1–28 (G)	1,051	1,062

Home Furnishings – 0.1%
Tempur Sealy International, Inc.,
4.000%, 4–15–29 (G)	220	227

Home Improvement Retail – 0.0%
GYP Holdings III Corp.,
4.625%, 5–1–29 (G)	82	83

Homebuilding – 0.2%
K. Hovnanian Enterprises, Inc.,
10.500%, 2–15–26 (E)(G)	500	538

Homefurnishing Retail – 0.0%
Ambience Merger Sub, Inc.:
4.875%, 7–15–28 (G)	51	51
7.125%, 7–15–29 (G)	89	88

		139

Hotels, Resorts & Cruise Lines – 0.7%
Boyne USA, Inc.,
4.750%, 5–15–29 (G)	85	88
Carnival Corp.:
10.500%, 2–1–26 (G)	44	51
7.625%, 3–1–26 (G)	91	97
5.750%, 3–1–27 (G)	266	275
9.875%, 8–1–27 (G)	190	220
Marriott Ownership Resorts, Inc. (GTD by Marriott Vacations Worldwide Corp.),
6.125%, 9–15–25 (G)	262	277

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Hotels, Resorts & Cruise Lines (Continued)
NCL Corp. Ltd.:
12.250%, 5–15–24 (G)		$349	$412
10.250%, 2–1–26 (G)		232	267
5.875%, 3–15–26 (G)		90	92
Royal Caribbean Cruises Ltd.:
11.500%, 6–1–25 (G)		30	35
5.500%, 4–1–28 (G)		339	347

			2,161

Internet & Direct Marketing Retail – 0.5%
Arches Buyer, Inc.:
4.250%, 6–1–28 (G)		543	551
6.125%, 12–1–28 (G)		409	418
B2W Digital Lux S.a.r.l.,
4.375%, 12–20–30 (G)		400	391
Prosus N.V.,
2.031%, 8–3–32 (G)(I)	EUR	200	231

			1,591

Leisure Facilities – 0.1%
Legends Hospitality Holding Co. LLC,
5.000%, 2–1–26 (G)		$53	55
Live Nation Entertainment, Inc.,
4.750%, 10–15–27 (G)		342	348

			403

Leisure Products – 0.2%
MajorDrive Holdings IV LLC,
6.375%, 6–1–29 (G)		669	647

Specialized Consumer Services – 0.6%
Constellation Automotive Ltd.,
4.875%, 7–15–27 (G)(I)	GBP	200	268
Klesia Prevoyance,
5.375%, 12–8–26 (I)	EUR	200	259
Nielsen Finance LLC and Nielsen Finance Co.:
5.625%, 10–1–28 (G)		$283	294
5.875%, 10–1–30 (G)		236	249
StoneMor, Inc.,
8.500%, 5–15–29 (G)		538	553

			1,623

Specialty Stores – 2.0%
Bed Bath & Beyond, Inc.,
5.165%, 8–1–44		210	181
Guitar Center Escrow Issuer II, Inc.,
8.500%, 1–15–26 (G)		22	24
Magic MergerCo, Inc.:
5.250%, 5–1–28 (G)		298	308
7.875%, 5–1–29 (G)		722	751
Party City Holdings, Inc.,
8.750%, 2–15–26 (E)(G)		810	849
Party City Holdings, Inc. (5.000% Cash and 5.000% PIK),
10.000%, 8–15–26 (G)(K)		37	37
Party City Holdings, Inc. (6-Month U.S. LIBOR plus 500 bps),
5.750%, 7–15–25 (G)(H)		65	61

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Specialty Stores (Continued)
PetSmart, Inc. and PetSmart Finance Corp.:
4.750%, 2–15–28 (G)		$441	$454
7.750%, 2–15–29 (G)		60	65
Staples, Inc.:
7.500%, 4–15–26 (G)		2,184	2,218
10.750%, 4–15–27 (G)		1,117	1,089

			6,037

Total Consumer Discretionary – 5.6%			17,105
Consumer Staples

Food Distributors – 0.2%
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.),
3.950%, 1–29–31 (G)		200	191
Performance Food Group, Inc.,
4.250%, 8–1–29 (G)		548	550

			741

Household Products – 0.0%
Diamond (BC) B.V.,
4.625%, 10–1–29 (G)		46	47

Packaged Foods & Meats – 0.3%
Kraft Heinz Foods Co.:
3.750%, 4–1–30		76	83
4.250%, 3–1–31		49	55
Pilgrim’s Pride Corp.,
4.250%, 4–15–31 (G)		406	437
Post Holdings, Inc.,
4.500%, 9–15–31 (G)		177	175
Simmons Foods, Inc.,
4.625%, 3–1–29 (G)		176	178

			928

Personal Products – 0.1%
Douglas GmbH,
6.000%, 4–8–26 (G)(I)	EUR	243	286

Total Consumer Staples – 0.6%			2,002
Energy

Coal & Consumable Fuels – 0.1%
Minejesa Capital B.V.,
5.625%, 8–10–37		$200	211

Integrated Oil & Gas – 0.0%
Apergy Corp.,
6.375%, 5–1–26		17	18
Ecopetrol S.A.,
6.875%, 4–29–30		41	48

			66

14	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Drilling – 0.2%
KCA Deutag UK Finance plc:
9.875%, 12–1–25	$415	$453
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (G)(J)(L)	1,400	134

		587

Oil & Gas Equipment & Services – 0.0%
Nine Energy Service, Inc.,
8.750%, 11–1–23 (G)	311	150

Oil & Gas Exploration & Production – 1.0%
Ascent Resources Utica Holdings LLC and ARU Finance Corp.:
7.000%, 11–1–26 (G)	214	221
8.250%, 12–31–28 (G)	18	20
5.875%, 6–30–29 (G)	84	86
California Resources Corp.,
7.125%, 2–1–26 (G)	51	54
Chesapeake Escrow Issuer LLC:
5.500%, 2–1–26 (G)	176	184
5.875%, 2–1–29 (G)	132	141
Colgate Energy Partners III LLC:
7.750%, 2–15–26 (G)	38	40
5.875%, 7–1–29 (G)	67	68
CrownRock L.P. and CrownRock Finance, Inc.,
5.000%, 5–1–29 (G)	85	89
Laredo Petroleum, Inc.:
9.500%, 1–15–25	660	685
10.125%, 1–15–28	440	476
Moss Creek Resources Holdings Ltd.,
10.500%, 5–15–27 (G)	32	32
Moss Creek Resources Holdings, Inc.,
7.500%, 1–15–26 (G)	466	433
Murphy Oil Corp.,
6.375%, 7–15–28	70	74
Range Resources Corp.,
8.250%, 1–15–29 (G)	18	20
Vine Energy Holdings LLC,
6.750%, 4–15–29	341	369

		2,992

Oil & Gas Refining & Marketing – 0.6%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	163	160
9.000%, 4–1–25 (G)	35	38
Comstock Resources, Inc.:
6.750%, 3–1–29 (G)	346	374
5.875%, 1–15–30 (G)	202	210
CVR Energy, Inc.,
5.250%, 2–15–25 (G)	175	173
Ferrellgas Escrow LLC and FG Operating Finance Escrow Corp.,
5.375%, 4–1–26 (G)	160	157
PBF Holding Co. LLC,
9.250%, 5–15–25 (G)	786	746

		1,858

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Oil & Gas Storage & Transportation – 0.2%
Crestwood Midstream Partners L.P.:
5.750%, 4–1–25		$88	$90
5.625%, 5–1–27 (G)		172	177
6.000%, 2–1–29 (G)		36	38
Energy Transfer Operating L.P.,
6.500%, 11–15–69		262	273
Hess Midstream Operations L.P.,
4.250%, 2–15–30 (G)		69	70

			648

Total Energy – 2.1%			6,512
Financials

Diversified Banks – 0.4%
Banco do Brasil S.A., Grand Cayman Branch,
5.250%, 5–7–69 (G)		200	202
BBVA Bancomer S.A.:
5.875%, 9–13–34		400	435
BBVA Peru,
5.250%, 9–22–29 (E)		112	119
Corporacion Financiera de Desarrollo S.A.,
5.250%, 7–15–29		200	210
First Abu Dhabi Bank PJSC,
4.500%, 4–5–69		200	212
TerraForm Power Operating LLC (GTD by TerraForm Power LLC),
5.000%, 1–31–28 (G)		106	114

			1,292

Insurance Brokers – 0.9%
Ardonagh Midco 2 plc,
11.500%, 1–15–27 (G)		926	1,015
NFP Corp.:
4.875%, 8–15–28		38	39
6.875%, 8–15–28 (G)		1,896	1,938

			2,992

Investment Banking & Brokerage – 0.2%
INTL FCStone, Inc.,
8.625%, 6–15–25 (G)		499	537
LPL Holdings, Inc.,
4.000%, 3–15–29 (G)		86	88

			625

Multi-Line Insurance – 0.1%
Humanis Prevoyance,
5.750%, 10–22–25 (I)	EUR	300	397

Property & Casualty Insurance – 0.2%
Highlands Holdings Bond Issuer Ltd. and Highlands Holdings Bond Co-Issuer, Inc. (7.625% Cash or 8.375% PIK),
7.625%, 10–15–25 (G)(K)		$456	485

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Specialized Finance – 1.1%
BCPE Cycle Merger Sub II, Inc.,
10.625%, 7–15–27 (G)		$986	$1,049
Bellis Acquisition Co. plc,
3.250%, 2–16–26 (G)(I)	GBP	100	133
Compass Group Diversified Holdings LLC,
5.250%, 4–15–29 (G)		$700	733
Endo Luxembourg Finance Co. I S.a.r.l.,
6.125%, 4–1–29 (G)		38	38
Galaxy Bidco Ltd.,
6.500%, 7–31–26 (I)	GBP	100	141
JSM Global S.a.r.l.,
4.750%, 10–20–30 (G)		$200	204
NBK Tier 1 Financing (2) Ltd.,
4.500%, 5–27–68 (G)		300	311
NBK Tier 1 Financing Ltd.,
3.625%, 8–24–69 (G)		200	200
Real Hero Merger Sub 2, Inc.,
6.250%, 2–1–29 (G)		163	169
Rede D’Or Finance S.a.r.l.,
4.500%, 1–22–30 (G)		200	200
VMED O2 UK Financing I plc:
3.250%, 1–31–31 (G)(I)	EUR	200	238
4.250%, 1–31–31 (G)		$30	30

			3,446

Thrifts & Mortgage Finance – 0.3%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (G)		786	801

Total Financials – 3.2%			10,038
Health Care

Health Care Facilities – 0.1%
Encompass Health Corp.,
4.625%, 4–1–31		151	159

Health Care Services – 0.2%
Heartland Dental LLC,
8.500%, 5–1–26 (G)		347	360
ModivCare Escrow Issuer, Inc.,
5.000%, 10–1–29 (G)		363	377

			737

Health Care Supplies – 0.2%
Mozart Debt Merger Sub, Inc.:
3.875%, 4–1–29 (G)		672	672
5.250%, 10–1–29 (G)		89	89

			761

Life Sciences Tools & Services – 0.0%
Charles River Laboratories International, Inc.,
4.250%, 5–1–28 (G)		69	72

2021	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Pharmaceuticals – 0.4%
Grifols Escrow Issuer S.A.,
4.750%, 10–15–28 (G)		$156	$160
HCRX Investments Holdco L.P.,
4.500%, 8–1–29 (G)		84	84
Nidda Healthcare Holding AG:
3.500%, 9–30–24 (I)	EUR	300	346
Organon Finance 1 LLC,
4.125%, 4–30–28 (G)		$76	78
P&L Development LLC and PLD Finance Corp.,
7.750%, 11–15–25 (G)		520	541
Par Pharmaceutical, Inc.,
7.500%, 4–1–27 (G)		454	463

			1,672

Total Health Care – 0.9%			3,401
Industrials

Aerospace & Defense – 1.0%
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
5.500%, 11–15–27		1,051	1,081
4.625%, 1–15–29		177	177
Triumph Group, Inc.,
8.875%, 6–1–24 (G)		17	19
Wolverine Escrow LLC:
8.500%, 11–15–24 (E)(G)		786	732
9.000%, 11–15–26 (G)		1,218	1,127
13.125%, 11–15–27 (G)		128	85

			3,221

Airlines – 0.0%
Hawaiian Brand Intellectual Property Ltd. and HawaiianMiles Loyalty Ltd.,
5.750%, 1–20–26 (G)		108	113

Building Products – 0.2%
ABC Supply Co., Inc.,
4.000%, 1–15–28 (G)		76	78
CP Atlas Buyer, Inc.,
7.000%, 12–1–28 (G)		130	130
LBM Acquisition LLC,
6.250%, 1–15–29 (G)		218	218
Madison IAQ LLC,
4.125%, 6–30–28 (G)		53	53
Park River Holdings, Inc.,
5.625%, 2–1–29 (G)		115	112
PGT Innovations, Inc.,
4.375%, 10–1–29 (G)		80	81
Standard Industries, Inc.:
2.250%, 11–21–26 (G)(I)	EUR	100	115
4.750%, 1–15–28 (G)		$38	39
4.375%, 7–15–30 (G)		40	41

			867

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Support Services – 0.3%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (G)	$505	$485
Nesco Holdings II, Inc.,
5.500%, 4–15–29 (G)	519	539

		1,024

Environmental & Facilities Services – 0.0%
GFL Environmental, Inc.:
5.125%, 12–15–26 (G)	78	82
4.000%, 8–1–28 (G)	34	34

		116

Heavy Electrical Equipment – 0.0%
BWX Technologies, Inc.,
4.125%, 4–15–29 (G)	50	51

Highways & Railtracks – 0.1%
ENA Master Trust,
4.000%, 5–19–48 (E)(G)	200	205

Marine Ports & Services – 0.1%
Adani International Container Terminal Ltd.,
3.000%, 2–16–31 (G)	200	194
DP World plc,
4.700%, 9–30–49	200	220

		414

Railroads – 0.1%
Lima Metro Line 2 Finance Ltd.,
5.875%, 7–5–34 (G)	101	119
Rumo Luxembourg S.a.r.l.,
5.250%, 1–10–28 (G)	200	210

		329

Security & Alarm Services – 0.3%
Allied Universal Holdco LLC:
4.625%, 6–1–28 (G)	38	38
6.000%, 6–1–29 (G)	217	214
Garda World Security Corp. (GTD by GW Intermediate Corp.),
4.625%, 2–15–27 (G)	364	365
Prime Security Services Borrower LLC and Prime Finance, Inc.,
6.250%, 1–15–28 (G)	330	342

		959

Total Industrials – 2.1%		7,299
Information Technology

Application Software – 0.8%
J2 Global, Inc.,
4.625%, 10–15–30 (G)	111	118
Kronos Acquisition Holdings, Inc. and KIK Custom Products, Inc.:
5.000%, 12–31–26 (G)	270	270
7.000%, 12–31–27 (G)	227	218

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Application Software (Continued)
NCR Corp.:
5.750%, 9–1–27 (G)		$113	$119
5.000%, 10–1–28 (G)		318	325
5.125%, 4–15–29 (G)		928	958
6.125%, 9–1–29 (G)		144	157
5.250%, 10–1–30 (G)		106	111
StoneCo. Ltd.,
3.950%, 6–16–28 (G)		200	194

			2,470

Data Processing & Outsourced Services – 0.0%
MoneyGram International, Inc.,
5.375%, 8–1–26 (G)		86	88

Electronic Equipment & Instruments – 0.2%
Paymentsense Ltd.,
8.000%, 10–15–25 (G)(I)	GBP	100	145
Verisure Holding AB (3-Month EURIBOR plus 500 bps):
5.000%, 4–15–25 (H)(I)	EUR	300	355

			500

Internet Services & Infrastructure – 0.1%
Consensus Cloud Solutions, Inc.:
6.000%, 10–15–26 (G)		$85	88
6.500%, 10–15–28 (G)		203	211

			299

IT Consulting & Other Services – 0.0%
Booz Allen Hamilton, Inc.,
3.875%, 9–1–28 (G)		67	69
Sabre GLBL, Inc. (GTD by Sabre Holdings Corp.):
9.250%, 4–15–25 (G)		103	119
7.375%, 9–1–25 (G)		42	45

			233

Technology Hardware, Storage & Peripherals – 0.1%
Brightstar Escrow Corp.,
9.750%, 10–15–25 (G)		252	271

Total Information Technology – 1.2%			3,861
Materials

Commodity Chemicals – 0.3%
LSF9 Atlantis Holdings LLC and Victra Finance Corp.,
7.750%, 2–15–26 (G)		440	457
NOVA Chemicals Corp.:
5.250%, 6–1–27 (G)		266	280
4.250%, 5–15–29 (G)		169	169
Trinseo Materials Operating S.C.A.,
5.125%, 4–1–29 (G)		23	23

			929

16	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Construction Materials – 0.0%
New Enterprise Stone & Lime Co., Inc.,
5.250%, 7–15–28 (G)		$118	$120

Gold – 0.0%
AngloGold Ashanti Holdings plc (GTD by AngloGold Ashanti Ltd.),
6.500%, 4–15–40		120	150

Metal & Glass Containers – 0.1%
ARD Finance S.A. (6.500% Cash or 7.250% PIK),
6.500%, 6–30–27 (G)(K)		320	340
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc.,
5.250%, 4–30–25 (G)		33	35

			375

Paper Products – 0.1%
Ahlstrom-Munksjo Holding 3 Oy,
4.875%, 2–4–28 (G)		38	38
American Greetings Corp.,
8.750%, 4–15–25 (G)		119	124

			162

Specialty Chemicals – 0.1%
INEOS Quattro Finance 2 plc,
2.500%, 1–15–26 (G)(I)	EUR	100	117
Renewable Energy Group, Inc.,
5.875%, 6–1–28 (G)		$38	39

			156

Total Materials – 0.6%			1,892
Real Estate

Hotel & Resort REITs – 0.0%
Hilton Domestic Operating Co., Inc.,
3.750%, 5–1–29 (G)		69	70

Real Estate Development – 0.1%
Logan Group Co. Ltd.,
5.750%, 1–14–25		200	199
Times China Holdings Ltd.,
6.200%, 3–22–26		200	182

			381

Specialized REITs – 0.0%
Uniti Group L.P., Uniti Group Finance 2019, Inc. and CSL Capital LLC (GTD by Uniti Group, Inc.),
4.750%, 4–15–28 (G)		43	44
VICI Properties L.P. and VICI Note Co., Inc.,
4.125%, 8–15–30 (G)		35	37

			81

Total Real Estate – 0.1%			532

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 0.2%
Adani Transmission Ltd.,
4.250%, 5–21–36	$187	$192
Comision Federal de Electricidad,
3.348%, 2–9–31 (G)	200	197
NextEra Energy Operating Partners L.P. (GTD by NextEra Energy Partners L.P. and NextEra Energy U.S. Partners Holdings LLC),
4.500%, 9–15–27 (G)	50	54
Vistra Operations Co. LLC:
5.000%, 7–31–27 (G)	117	121
4.375%, 5–1–29 (G)	163	164
4.300%, 7–15–29 (G)	49	52

		780

Multi-Utilities – 0.1%
DT Midstream, Inc.:
4.125%, 6–15–29 (G)	38	38
4.375%, 6–15–31 (G)	126	130

		168

Renewable Electricity – 0.0%
HAT Holdings I LLC and HAT Holdings II LLC (GTD by Hannon Armstrong Sustainable Infrastructure Capital, Inc.),
3.375%, 6–15–26 (G)	73	74

Total Utilities – 0.3%		1,022

TOTAL CORPORATE DEBT SECURITIES – 24.8%		$76,203
(Cost: $75,706)

MORTGAGE-BACKED SECURITIES
Other Mortgage-Backed Securities – 1.4%
Ashford Hospitality Trust, Series 2018-ASHF, Class F (1-Month U.S. LIBOR plus 410 bps),
4.184%, 4–15–35 (G)(H)	600	571
Diameter Credit Funding II Ltd., Series 2019-2A, Class A,
3.940%, 1–25–38 (G)	1,000	999
Diameter Credit Funding II Ltd., Series 2019-2A, Class B,
4.540%, 1–25–38 (G)	500	499
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class D (3-Month U.S. LIBOR plus 350 bps),
3.626%, 4–15–33 (G)(H)	250	252
PNMAC GMSR Issuer Trust, Series 2018-GT1 (1-Month U.S. LIBOR plus 285 bps),
2.936%, 2–25–23 (G)(H)	2,100	2,105

		4,426

TOTAL MORTGAGE-BACKED SECURITIES – 1.4%		$4,426
(Cost: $4,450)

OTHER GOVERNMENT SECURITIES (M)	Principal		Value
Dominican Republic – 0.1%
Dominican Republic Government Bond,
4.875%, 9–23–32 (G)		$200	$205

TOTAL OTHER GOVERNMENT SECURITIES – 0.1%			$205
(Cost: $214)

LOANS (H)
Communication Services

Advertising – 0.4%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 525 bps),
6.000%, 10–28–27		1,118	1,126

Broadcasting – 0.3%
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps),
3.629%, 8–21–26		965	947

Cable & Satellite – 1.1%
DIRECTV Financing LLC (1-Month ICE LIBOR plus 500 bps),
5.750%, 7–22–27		480	481
Intelsat Jackson Holdings S.A.:
0.000%, 7–13–22 (N)		94	95
8.625%, 1–2–24 (J)		56	57
Intelsat Jackson Holdings S.A. (1-Month ICE LIBOR plus 475 bps),
5.750%, 7–13–22		469	473
Intelsat Jackson Holdings S.A. (ICE LIBOR plus 375 bps),
8.000%, 11–27–23 (J)		1,520	1,541
Intelsat Jackson Holdings S.A. (ICE LIBOR plus 450 bps),
8.750%, 1–2–24 (J)		47	48
UPC Broadband Holding B.V. (3-Month EURIBOR plus 250 bps),
2.500%, 4–30–29 (I)	EUR	500	572

			3,267

Integrated Telecommunication Services – 0.8%
Consolidated Communications, Inc. (1-Month ICE LIBOR plus 350 bps),
4.250%, 10–2–27		$179	179
eircom Finco S.a.r.l. (3-Month EURIBOR plus 325 bps),
3.000%, 5–15–26 (I)	EUR	153	177
Frontier Communications Corp. (1-Month ICE LIBOR plus 375 bps),
4.500%, 10–8–27		$249	250
Telenet International Finance S.a.r.l. (6-Month EURIBOR plus 225 bps),
2.250%, 4–30–29 (I)	EUR	250	286
West Corp. (3-Month ICE LIBOR plus 400 bps),
5.000%, 10–10–24		$1,573	1,552

2021	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (H) (Continued)	Principal		Value
Integrated Telecommunication Services (Continued)
Windstream Services LLC (ICE LIBOR plus 625 bps),
7.250%, 9–21–27		$179	$180

			2,624

Wireless Telecommunication Service – 0.1%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps),
3.430%, 5–27–24		425	412

Total Communication Services – 2.7%			8,376
Consumer Discretionary

Apparel Retail – 0.1%
Speedster Bidco GmbH (3-Month EURIBOR plus 325 bps),
3.250%, 3–31–27 (I)	EUR	250	285

Apparel, Accessories & Luxury Goods – 0.1%
Tory Burch LLC (ICE LIBOR plus 350 bps),
4.000%, 4–16–28		$249	250

Casinos & Gaming – 0.4%
Caesars Resort Collection LLC (ICE LIBOR plus 450 bps),
3.583%, 7–20–25		248	248
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 525 bps),
5.346%, 11–9–21		800	800
New Cotai LLC (14.000% Cash or 14.000% PIK),
14.000%, 9–10–25 (D)(K)		96	95
Penn National Gaming, Inc. (ICE LIBOR plus 225 bps),
2.000%, 10–19–23		80	80

			1,223

Distributors – 0.1%
SRS Distribution, Inc. (1-Month ICE LIBOR plus 375 bps),
4.250%, 6–2–28		250	250

Home Furnishings – 0.1%
Mattress Firm, Inc.,
0.000%, 9–24–28 (N)		250	250

Homefurnishing Retail – 0.3%
Ambience Merger Sub, Inc. (1-Month ICE LIBOR plus 425 bps),
4.750%, 6–25–28		337	337
Empire Today LLC,
0.000%, 3–24–28 (N)		88	88
Empire Today LLC (1-Month ICE LIBOR plus 500 bps),
5.750%, 3–24–28		249	248
Ensemble RCM LLC (ICE LIBOR plus 375 bps),
3.879%, 8–1–26		248	249

			922

LOANS (H) (Continued)	Principal		Value
Hotels, Resorts & Cruise Lines – 0.1%
Hotel del Coronado (1-Month U.S. LIBOR plus 500 bps),
5.096%, 8–9–22		$150	$151
International Cruise & Excursion Gallery, Inc. (ICE LIBOR plus 525 bps),
6.250%, 6–8–25		194	195

			346

Internet & Direct Marketing Retail – 0.2%
CNT Holdings I Corp. (ICE LIBOR plus 375 bps),
4.500%, 11–8–27		228	228
CNT Holdings I Corp. (ICE LIBOR plus 675 bps),
7.500%, 11–6–28		243	248

			476

Leisure Facilities – 0.3%
United PF Holdings LLC (ICE LIBOR plus 400 bps),
4.132%, 12–30–26		630	613
United PF Holdings LLC (ICE LIBOR plus 850 bps),
9.500%, 11–12–26 (C)		135	135

			748

Leisure Products – 0.4%
MajorDrive Holdings IV LLC (1-Month ICE LIBOR plus 400 bps),
4.500%, 6–1–28		486	487
Polaris Newco LLC (3-Month EURIBOR plus 400 bps),
4.000%, 6–4–28 (I)	EUR	500	581
Polaris Newco LLC (ICE LIBOR plus 400 bps),
4.500%, 6–4–28		$250	251

			1,319

Specialized Consumer Services – 0.2%
Asurion LLC (ICE LIBOR plus 325 bps),
3.334%, 8–3–27		498	492
Asurion LLC (ICE LIBOR plus 525 bps),
5.334%, 2–3–28		250	250

			742

Specialty Stores – 1.0%
Bass Pro Group LLC (ICE LIBOR plus 425 bps),
5.000%, 3–5–28		81	82
Jo-Ann Stores, Inc. (1-Month ICE LIBOR plus 475 bps),
5.500%, 6–30–28		927	904
Michaels Cos., Inc. (The) (1-Month ICE LIBOR plus 425 bps),
5.000%, 4–15–28		339	340

LOANS (H) (Continued)	Principal		Value
Specialty Stores (Continued)
PetSmart, Inc. (ICE LIBOR plus 375 bps),
4.500%, 2–12–28		$905	$908
Staples, Inc. (ICE LIBOR plus 500 bps),
5.126%, 4–12–26		910	870
Woof Holdings LLC (1-Month ICE LIBOR plus 725 bps),
8.000%, 12–21–28		68	69
Woof Holdings LLC (ICE LIBOR plus 375 bps),
4.500%, 12–21–27		110	111

			3,284

Textiles – 0.2%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
4.334%, 6–15–25		683	683

Tires & Rubber – 0.1%
Mavis Tire Express Services TopCo L.P. (ICE LIBOR plus 375 bps),
4.750%, 4–30–28		249	250

Total Consumer Discretionary – 3.6%			11,028
Consumer Staples

Personal Products – 0.2%
Douglas GmbH,
5.500%, 4–8–26 (I)	EUR	500	579

Total Consumer Staples – 0.2%			579
Energy

Coal & Consumable Fuels – 0.1%
Foresight Energy LLC (ICE LIBOR plus 800 bps),
9.500%, 6–29–27 (D)		$216	216
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK),
15.000%, 3–15–29 (K)		617	128

			344

Oil & Gas Exploration & Production – 0.0%
Ascent Resources Utica Holdings LLC,
0.000%, 11–1–25 (N)		51	56
Ascent Resources Utica Holdings LLC (1-Month ICE LIBOR plus 900 bps),
10.000%, 11–1–25		82	90

			146

Oil & Gas Refining & Marketing – 0.1%
EG America LLC (1-Month ICE LIBOR plus 425 bps),
4.750%, 3–12–26		250	250

18	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (H) (Continued)	Principal		Value
Oil & Gas Storage & Transportation – 0.2%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
5.121%, 3–1–26		$831	$629

Total Energy – 0.4%			1,369
Financials

Asset Management & Custody Banks – 0.4%
Apex Group Treasury LLC (1-Month ICE LIBOR plus 375 bps),
4.250%, 7–23–28		250	250
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
6.834%, 7–20–26		779	787

			1,037

Insurance Brokers – 0.3%
Navacord Corp.,
0.000%, 3–16–29 (C)(I)(N)	CAD	28	23
Navacord Corp. (1-Month Canadian Bankers Acceptances plus 425 bps),
5.000%, 3–16–28 (C)(I)		127	101
Navacord Corp. (1-Month CDOR plus 425 bps),
5.000%, 3–16–28 (C)(I)		557	445
Navacord Corp. (1-Month CDOR plus 750 bps),
8.000%, 3–16–29 (C)(I)		282	223

			792

Multi-Sector Holdings – 0.1%
THG Operations Holdings Ltd. (3-Month EURIBOR plus 450 bps),
4.500%, 12–11–26 (I)	EUR	250	291

Property & Casualty Insurance – 0.3%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
4.584%, 2–28–25		$1,000	1,000

Specialized Finance – 0.6%
Endo Luxembourg Finance Co. I S.a.r.l. (1-Month ICE LIBOR plus 500 bps),
5.750%, 3–25–28		249	244
Gulf Finance LLC (ICE LIBOR plus 525 bps),
6.250%, 8–25–23		882	850
Lealand Finance Co. B.V.,
0.000%, 6–30–24 (C)(N)		4	2
Lealand Finance Co. B.V. (ICE LIBOR plus 300 bps),
3.085%, 6–30–24 (C)		12	7
MAR Bidco S.a.r.l. (1-Month ICE LIBOR plus 425 bps),
4.750%, 4–21–28		250	250
Sunset Debt Merger Sub, Inc.,
0.000%, 9–17–28 (C)(N)		169	168

LOANS (H) (Continued)	Principal		Value
Specialized Finance (Continued)
Sunshine Luxembourg VII S.a.r.l. (1-Month ICE LIBOR plus 375 bps),
4.500%, 10–2–26		$249	$250

			1,771

Total Financials – 1.7%			4,891
Health Care

Biotechnology – 0.2%
Chrome Bidco SASU (3-Month EURIBOR plus 375 bps),
3.750%, 5–24–28 (I)	EUR	500	580

Health Care Equipment – 0.1%
Curia Global, Inc.,
0.000%, 8–30–26 (N)		$250	250

Health Care Facilities – 0.1%
AHP Health Partners, Inc. (1-Month ICE LIBOR plus 350 bps),
4.000%, 8–5–28		250	250
Surgery Center Holdings, Inc. (1-Month ICE LIBOR plus 375 bps),
4.500%, 8–31–26		152	152

			402

Health Care Services – 1.1%
Bio Lam LCD SELAS (3-Month EURIBOR plus 350 bps),
3.500%, 2–9–28 (I)	EUR	250	289
CCRR Parent, Inc. (ICE LIBOR plus 425 bps),
5.000%, 3–5–28		$249	251
CHG Healthcare Services, Inc.,
0.000%, 9–22–28 (N)		250	250
Heartland Dental LLC (ICE LIBOR plus 375 bps),
3.584%, 4–30–25		702	697
LSCS Holdings, Inc. (ICE LIBOR plus 425 bps):
4.417%, 3–9–25 (C)		163	161
4.417%, 3–17–25 (C)		42	42
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps),
5.125%, 7–26–26		1,234	1,234
Women’s Care Holdings, Inc. (ICE LIBOR plus 450 bps),
5.250%, 1–15–28		249	249

			3,173

Health Care Technology – 0.2%
MPH Acquisition Holdings LLC (ICE LIBOR plus 425 bps),
4.750%, 8–17–28		186	184
Verscend Holding Corp. (1-Month ICE LIBOR plus 400 bps),
4.084%, 8–27–25		250	251

			435

LOANS (H) (Continued)	Principal		Value
Pharmaceuticals – 0.2%
Nidda Healthcare Holding GmbH (3-Month EURIBOR plus 350 bps),
3.500%, 8–21–26 (I)	EUR	250	$287
Phoenix Newco, Inc.,
0.000%, 8–11–28 (N)		$250	250

			537

Total Health Care – 1.9%			5,377
Industrials

Aerospace & Defense – 0.3%
Bleriot U.S. Bidco, Inc. (ICE LIBOR plus 400 bps),
4.132%, 10–31–26		427	428
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps),
7.250%, 9–8–23 (C)		319	281

			709

Airlines – 0.2%
Mileage Plus Holdings LLC (ICE LIBOR plus 525 bps),
6.250%, 6–20–27		177	188
United Airlines, Inc. (1-Month ICE LIBOR plus 375 bps),
4.500%, 4–21–28		249	252

			440

Building Products – 0.4%
CP Atlas Buyer, Inc. (ICE LIBOR plus 375 bps),
4.250%, 11–23–27		562	561
LBM Acquisition LLC,
0.000%, 12–18–27 (N)		250	248
LBM Acquisition LLC (1-Month ICE LIBOR plus 375 bps),
4.500%, 12–18–27		15	15
Madison IAQ LLC (1-Month ICE LIBOR plus 325 bps),
3.750%, 6–21–28		250	250

			1,074

Construction & Engineering – 0.1%
WaterBridge Midstream Operating LLC (3-Month ICE LIBOR plus 575 bps),
6.750%, 6–21–26		244	239

Diversified Support Services – 0.1%
TruGreen L.P. (1-Month ICE LIBOR plus 400 bps),
4.750%, 11–2–27		248	248

Environmental & Facilities Services – 0.1%
Olympus Water U.S. Holding Corp.,
0.000%, 9–21–28 (N)		250	250

2021	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (H) (Continued)	Principal		Value
Industrial Conglomerates – 0.7%
PAE Holding Corp. (ICE LIBOR plus 450 bps),
5.250%, 10–19–27		$2,068	$2,069

Industrial Machinery – 0.5%
Engineered Machinery Holdings, Inc. (ICE LIBOR plus 375 bps),
4.500%, 5–21–28		250	250
Form Technologies LLC (ICE LIBOR plus 475 bps),
5.750%, 7–22–25 (C)		1,332	1,339

			1,589

Research & Consulting Services – 0.2%
Ankura Consulting Group LLC (ICE LIBOR plus 450 bps),
5.250%, 3–17–28		172	172
APCO Holdings, Inc. (ICE LIBOR plus 550 bps),
5.590%, 6–8–25 (C)		138	138
Guidehouse LLP (1-Month ICE LIBOR plus 450 bps),
4.084%, 5–1–25		356	356

			666

Security & Alarm Services – 0.3%
Atlas LuxCo 4 S.a.r.l. (3-Month ICE Euro LIBOR plus 375 bps),
3.750%, 5–14–28 (I)	EUR	500	579
Garda World Security Corp. (ICE LIBOR plus 425 bps),
4.340%, 10–30–26		$164	164

			743

Trucking – 0.2%
First Student Bidco, Inc.,
0.000%, 7–13–28 (N)		250	249
Hertz Corp. (The) (1-Month ICE LIBOR plus 350 bps),
4.000%, 6–30–28		249	250

			499

Total Industrials – 3.1%			8,526
Information Technology

Application Software – 1.2%
Applied Systems, Inc. (ICE LIBOR plus 550 bps),
6.250%, 9–19–25		461	468
Greeneden U.S. Holdings II LLC (3-Month EURIBOR plus 425 bps),
4.250%, 12–1–27 (I)	EUR	498	580
Orion Adviser Solutions, Inc. (ICE LIBOR plus 375 bps),
4.500%, 9–24–27		$248	249
Riverbed Technology, Inc. (1-Month ICE LIBOR plus 600 bps),
7.000%, 12–31–25		488	437

LOANS (H) (Continued)	Principal		Value
Application Software (Continued)
Riverbed Technology, Inc. (7.500% Cash or 4.500% PIK),
7.500%, 12–31–26 (K)		$2,201	$1,508
Sovos Compliance LLC,
0.000%, 7–29–28 (N)		37	37
Sovos Compliance LLC (1-Month ICE LIBOR plus 450 bps),
5.000%, 7–29–28		213	215
Sunshine Software Merger Sub, Inc.,
0.000%, 9–21–28 (N)		250	250

			3,744

Communications Equipment – 0.5%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps):
0.000%, 11–30–25 (N)		144	132
4.583%, 11–30–25		999	911
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps),
8.833%, 11–30–26		470	306

			1,349

Data Processing & Outsourced Services – 0.6%
CommerceHub, Inc. (1-Month ICE LIBOR plus 475 bps),
7.750%, 12–2–28 (C)		390	399
CommerceHub, Inc. (ICE LIBOR plus 400 bps),
4.750%, 12–2–27		365	366
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps),
4.000%, 5–1–24		678	674
MoneyGram International, Inc.,
0.000%, 7–14–26 (N)		137	137
Output Services Group, Inc. (ICE LIBOR plus 425 bps),
5.500%, 3–27–24		242	209

			1,785

Electronic Equipment & Instruments – 0.2%
Verisure Holding AB (3-Month EURIBOR plus 400 bps),
3.500%, 7–14–26 (I)	EUR	500	577

Internet Services & Infrastructure – 0.1%
Informatica LLC,
7.125%, 2–25–25		$278	282

IT Consulting & Other Services – 0.6%
Gainwell Acquisition Corp. (ICE LIBOR plus 400 bps),
4.750%, 10–1–27		1,457	1,463
Ivanti Software, Inc. (1-Month ICE LIBOR plus 400 bps),
4.750%, 12–1–27		93	93
Ivanti Software, Inc. (1-Month U.S. LIBOR plus 475 bps),
5.750%, 12–1–27		207	208

			1,764

LOANS (H) (Continued)	Principal		Value
Systems Software – 0.1%
Peraton Corp. (1-Month ICE LIBOR plus 375 bps),
4.500%, 2–1–28		$259	$260

Technology Hardware, Storage & Peripherals – 0.2%
Atlas CC Acquisition Corp. (1-Month ICE LIBOR plus 425 bps),
5.000%, 5–25–28		250	251
Delta Topco, Inc. (ICE LIBOR plus 375 bps),
4.500%, 12–1–27		249	250

			501

Total Information Technology – 3.5%			10,262
Materials

Commodity Chemicals – 0.1%
ASP Unifrax Holdings, Inc. (1-Month ICE LIBOR plus 375 bps),
3.882%, 12–14–25		340	337

Construction Materials – 0.1%
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps),
6.250%, 4–5–24		167	155

Diversified Chemicals – 0.1%
Aruba Investments Holdings LLC (ICE LIBOR plus 400 bps),
4.750%, 11–24–27		249	250

Metal & Glass Containers – 0.3%
Berlin Packaging LLC (1-Month ICE LIBOR plus 375 bps),
4.250%, 3–11–28		250	250
Pretium PKG Holdings, Inc. (1-Month ICE LIBOR plus 400 bps),
4.750%, 11–5–27		317	317
Trident TPI Holdings, Inc.,
0.000%, 7–29–28 (N)		250	251

			818

Specialty Chemicals – 0.5%
Archroma Finance S.a.r.l. (3-Month ICE LIBOR plus 425 bps),
4.334%, 8–11–24 (C)		340	340
Geon Performance Solutions LLC (1-Month ICE LIBOR plus 475 bps),
5.500%, 8–20–28		250	252
INEOS 226 Ltd. (1-Month EURIBOR plus 275 bps),
2.750%, 1–29–26 (I)	EUR	500	576
NIC Acquisition Corp. (1-Month ICE LIBOR plus 375 bps),
4.500%, 12–29–27		$89	89

20	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (H) (Continued)	Principal	Value
Specialty Chemicals (Continued)
NIC Acquisition Corp. (1-Month ICE LIBOR plus 775 bps),
8.500%, 12–29–28 (C)	$57	$57
WR Grace Holdings LLC,
0.000%, 8–11–28 (N)	250	251

		1,565

Total Materials – 1.1%		3,125
Real Estate

Retail REITs – 0.3%
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps),
7.000%, 1–1–22	812	815

Total Real Estate – 0.3%		815

LOANS (H) (Continued)	Principal	Value
Utilities

Water Utilities – 0.1%
Dispatch Acquisition Holdings LLC (1-Month ICE LIBOR plus 425 bps),
5.000%, 3–25–28	$249	$249

Total Utilities – 0.1%		249

TOTAL LOANS – 17.7%		$54,597
(Cost: $55,522)

SHORT-TERM SECURITIES	Shares
Money Market Funds (P) – 5.3%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (O)	5,476	5,476

SHORT-TERM SECURITIES (Continued)	Shares	Value
Money Market Funds (P) (Continued)
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	10,716	$10,716

		16,192

TOTAL SHORT-TERM SECURITIES – 5.3%		$16,192
(Cost: $16,192)

TOTAL INVESTMENT SECURITIES – 101.5%		$312,359
(Cost: $278,611)

LIABILITIES, NET OF CASH AND OTHER ASSETS (Q) – (1.5)%		(4,593)

NET ASSETS – 100.0%		$307,766

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At September 30, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Foresight Energy L.P.	6–30–20 to 9–8–20	31	$611	$659
New Cotai Participation Corp., Class B	9–29–20	318	2,791	684
Studio City International Holdings Ltd. ADR	8–5–20	15	227	119
Targa Resources Corp., 9.500%	10–24–17	1	1,415	1,365

		Principal
Foresight Energy LLC (ICE LIBOR plus 800 bps), 9.500%, 6–29–27	12–31–20	$216	216	216
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 9–10–25	9–10–20 to 3–16–21	96	96	95

			$5,356	$3,138

The	total value of these securities represented 1.0% of net assets at September 30, 2021.

(E)	All or a portion of securities with an aggregate value of $10,338 are on loan.

(F)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $75,215 or 24.4% of net assets.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(I)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, EUR - Euro and GBP - British Pound).

2021	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

(J)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(K)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(L)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(M)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(O)	Investment made with cash collateral received from securities on loan.

(P)	Rate shown is the annualized 7-day yield at September 30, 2021.

(Q)	Cash of $4 has been pledged as collateral on open futures contracts.

(R)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

The following forward foreign currency contracts were outstanding at September 30, 2021:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	1,004	U.S. Dollar	783	11-19-21	Morgan Stanley International	$—	$9
Euro	9,120	U.S. Dollar	10,734	1-31-22	JPMorgan Securities LLC	141	—
British Pound	700	U.S. Dollar	957	1-31-22	JPMorgan Securities LLC	13	—

						$154	$9

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. Treasury Long Bond	Short	1	12–21–21	100	$(159)	$4

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$1,627	$3,113	$—
Consumer Discretionary	1,940	—	729
Consumer Staples	9,193	3,065	—
Energy	3,451	5,738	659
Financials	10,023	19,955	—
Health Care	6,179	10,166	—
Industrials	6,145	10,274	—
Information Technology	3,434	10,645	—
Materials	1,372	3,163	—
Real Estate	21,221	8,438	—
Utilities	3,596	7,150	—
Total Common Stocks	$68,181	$81,707	$1,388
Preferred Stocks	—	4,160	—
Warrants	14	—	—
Asset-Backed Securities	—	5,286	—
Corporate Debt Securities	—	76,203	—
Mortgage-Backed Securities	—	4,426	—
Other Government Securities	—	205	—

22	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

	Level 1	Level 2	Level 3
Loans	$—	$50,736	$3,861
Short-Term Securities	16,192	—	—
Total	$84,387	$222,723	$5,249
Forward Foreign Currency Contracts	$—	$154	$—
Futures Contracts	$4	$—	$—

Liabilities
Forward Foreign Currency Contracts	$—	$9	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Loans
Beginning Balance 10–1–20	$1,889	$3,247
Net realized gain (loss)	(115)	24
Net change in unrealized appreciation (depreciation)	(476)	264
Purchases	—	3,532
Sales	—	(3,213)
Amortization/Accretion of premium/discount	—	7
Transfers into Level 3 during the period	90	—
Transfers out of Level 3 during the period	—	—
Ending Balance 9–30–21	$1,388	$3,861
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9–30–21	$(591)	$137

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–21	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets
Common Stocks	$45	Market approach	Revenue multiple	0.67x
			EBITDA multiple	4.62x
	659	Market approach	Discount for lack of marketability	30.00%
	684	Market approach	Financials	N/A
			Premium	20.00%

Loans	3,861	Third-party vendor service	Broker quotes	N/A

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CLO = Collateralized Loan Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REIT = Real Estate Investment Trust

2021	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2021

Country Diversification
(as a % of net assets)
United States	55.2%
Germany	6.1%
United Kingdom	5.6%
France	5.3%
Japan	3.3%
Luxembourg	2.6%
Canada	2.2%
Taiwan	1.9%
Switzerland	1.6%
South Korea	1.5%
Cayman Islands	1.5%
Singapore	1.2%
Other Countries	8.2%
Other+	3.8%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

24	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

The Delaware Ivy Apollo Strategic Income Fund is managed overall by Delaware Management Company, which has retained Apollo Credit Management, LLC to sub-advise the Fund’s total return strategy sleeve.

Below, a portfolio manager of the Fund, Mark G. Beischel, CFA, discusses positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Beischel has managed the Fund since inception on October 1, 2015 and has 28 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2021
Delaware Ivy Apollo Strategic Income Fund
(Class A shares at net asset value)	7.59%
Delaware Ivy Apollo Strategic Income Fund
(Class A shares including sales load)	4.94%

Benchmark(s) and Morningstar Category
50% Bloomberg US Universal Index + 50% ICE BofA US High Yield Index	5.70%

(generally reflects performance of US dollar-denominated taxable bonds that are rated either investment-grade or high yield; includes US Treasury bonds, investment-grade and high yield US corporate bonds, mortgage-backed securities, and Eurodollar bonds; and generally reflects the performance of securities representing the high-yield sector of the bond market)

Bloomberg US Universal Index	0.20%

(generally reflects performance of US dollar-denominated taxable bonds that are rated either investment-grade or high yield; includes US Treasury bonds, investment-grade, and high yield US corporate bonds, mortgage-backed securities, and Eurodollar bonds)

ICE BofA US High Yield Index	11.46%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar Multisector Bond Category Average	6.52%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

Global credit markets ended the fiscal year tighter as various global risk factors diminished as the global economy continued to reopen with the distribution of COVID-19 vaccines. Recently, the prevalence of the Delta variant has sparked growth concerns amidst new economic restrictions. In China, regulatory actions on technology companies spooked markets and debt-contagion concerns related to property developers hurt returns in the last quarter of the fiscal year. In the US, the Federal Reserve (Fed) signaled that it will soon begin slowing asset purchases. Credit spread valuations are stretched across the rating spectrum in both developed and emerging markets.

The Organization for Economic Co-operation and Development (OECD) published its interim economic outlook on September 21, 2021. Its researchers left aggregate global gross domestic product (GDP) growth expectations basically unchanged compared to their May forecasts. They now project global GDP of 5.6% in 2021 and 4.5% in 2022, compared to previous estimates of 5.7% and 4.4%. The similar global figures hide some changes to individual economies, as growth expectations for the US were revised down by nearly one percentage point and expectations for the European Union were revised up a percentage point.

US Treasuries were higher over the year. Short-end Treasuries rose 30 basis points while the long-end rose 85 basis points, with 10-year Treasuries ending the year with a yield of 1.49%.

Momentum in the US economy cooled considerably in the third quarter of 2021. Although the economy continued to add jobs, that growth is occurring at a slower pace than during the first half of the year. Consumer confidence fell during the quarter as concerns mounted due to the Delta variant and supply chain issues. Those supply-chain issues have fed through to inflation, which is at multi-decade highs. Markets are largely looking at the inflation increase as transitory, with long-term rates expectations remaining anchored.

Performance review and positioning

The Fund outperformed its blended benchmark and Morningstar peer group average for the fiscal year. Outperformance was a result of the Fund’s shorter-duration (which was a slight drag on performance) being balanced by higher carry than

2021	ANNUAL REPORT	25

the benchmark and Morningstar category due to a higher allocation to credit. The Fund’s high US dollar exposure enhanced its return as the US dollar appreciated against the euro and Japanese yen by 1.2% and 5.2%, respectively.

We continue to seek opportunities to reduce volatility in the Fund, and are maintaining a low-duration strategy. With credit spreads remaining at levels considerably tighter than the historical average, we continue to move towards a more defensive position by moving up in higher quality credits at the expense of high-yield credits in emerging markets.

Looking ahead

We believe short-term interest rates will stay low for the foreseeable future, although Fed officials suggested in September they could begin pulling back their bond-buying program later this year and could increase short-term rates as early as 2022 or 2023. Base effects, fiscal stimulus and supply-chain bottlenecks are resulting in higher inflation currently, but we believe this should be transitory due to growth constraints as we exit the pandemic. The US’s sizable fiscal packages provided much needed income support for sidelined workers and financial support for businesses facing interrupted product demand and cash flows. However, stimulus packages passed thus far are not fiscal stimulus that will generate sustained stronger growth.

A bill that could help generate sustained stronger growth has passed the Senate but continues to be debated by the US House of Representatives. The bill, expected to contribute $1 trillion in funding for America’s roads and other infrastructure, faces a difficult path as its fate is linked to a contentious spending bill that also threatens a debt-ceiling stand-off.

Demand for corporate credit remains intact. Across the globe, fixed-income yields are staggeringly low, leaving investors few alternatives. The Fed has indicated it will continue to support markets beyond the point at which the COVID-19 virus is contained, which we believe is likely to support current spread levels.

China has contained COVID-19 more effectively than most countries and was the first major economy to return to near “business-as-usual.” This has been a major support to global resource demand. However, China’s credit cycle is likely to have peaked, and regulators there are adding to economic uncertainty in sectors across the economy including technology. The collapse of Evergrande, the world’s most-indebted property company, is also feeding concerns of contagion and hurting commodity prices globally.

Many emerging-market countries supported its economies with surprisingly aggressive fiscal stimulus during the first year of the pandemic. Ballooning fiscal deficits are leaving governments less room to respond as the pandemic continues in many emerging-market countries, including places that had previously controlled the pandemic well, such as countries in Southeast Asia.

West Texas Intermediate crude continued a rally that began when vaccine trials showed positive results in mid-November 2020. The global recovery and the opening of air travel is bringing oil demand back to near 2019 levels. The increased demand, combined with several years of underinvestment and continued supply-restraint from major producers, has supported prices as they rose from $59 per barrel at the start of the quarter to $75 per barrel at the end September.

Finally, we believe the tilt away from globalization that has been underway for about half a decade is likely to be reinforced. We believe new factors stemming from COVID-19 and heightened geopolitical tension between the US and China will fuel the move further away from globalization, which could change complex international supply chains, and lead to higher tariffs and potentially increased barriers to immigration.

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Strategic Income Fund” and the appointment of the portfolio manager team of J. David Hillmeyer, CFA, and Daniela Mardarovici, CFA, of Delaware Management Company as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Global Limited, to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund name changed from Ivy Apollo Strategic Income Fund and Class N was renamed to Class R6.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

26	ANNUAL REPORT	2021

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

While Delaware Management Company monitors the investments of Apollo Credit Management (Apollo) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, Delaware Management Company and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by Delaware Management Company or Apollo will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Apollo Strategic Income Fund.

2021	ANNUAL REPORT	27

PORTFOLIO HIGHLIGHTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	1.9%
Energy	0.9%
Communication Services	0.5%
Consumer Discretionary	0.5%
Warrants	0.0%
Bonds	92.4%
Corporate Debt Securities	55.9%
Loans	20.5%
United States Government and Government Agency Obligations	9.0%
Other Government Securities	4.3%
Asset-Backed Securities	1.4%
Mortgage-Backed Securities	1.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	5.7%

Quality Weightings

Investment Grade	41.2%
AAA	1.9%
AA	8.0%
A	7.9%
BBB	23.4%
Non-Investment Grade	51.1%
BB	9.1%
B	26.9%
CCC	11.8%
Below CCC	0.6%
Non-rated	2.7%
Liabilities (Net of Cash and Other Assets), Cash Equivalents+ and Equities	7.7%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	58.7%
United States	52.6%
Mexico	4.1%
Other North America	2.0%
Europe	10.6%
Pacific Basin	8.5%
South America	8.2%
Bahamas/Caribbean	4.5%
Other	2.7%
Middle East	0.6%
Africa	0.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	5.7%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Apollo Strategic Income Fund changed to Delaware Ivy Apollo Strategic Income Fund.

28	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY APOLLO STRATEGIC INCOME FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6^	Class Y
1-year period ended 9-30-21	4.94%	6.77%	7.99%	8.09%	7.59%
5-year period ended 9-30-21	3.95%	3.68%	4.82%	4.87%	4.50%
10-year period ended 9-30-21	—	—	—	—	—
Since Inception of Class through 9-30-21(4)	4.17%	3.84%	4.97%	5.01%	4.65%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)

10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class R6 shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy Apollo Strategic Income Fund changed to Delaware Ivy Apollo Strategic Income Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares		Value
Hong Kong

Consumer Discretionary – 0.1%
Studio City International Holdings Ltd. ADR (A)	65		$534

Total Hong Kong – 0.1%			534
United States

Communication Services – 0.5%
Frontier Communications Corp. (A)	64		1,788

Consumer Discretionary – 0.4%
Laureate Education, Inc., Class A (A)	20		335
New Cotai Participation Corp., Class B (A)(B)(C)(Q)	414		890
True Religion Apparel, Inc. (A)(C)	—	*	50

			1,275

Energy – 0.4%
Foresight Energy L.P. (A)(B)(C)	42		894
KCA Deutag UK Finance plc (A)	5		426
Westmoreland Coal Co. (A)	7		11

			1,331

Total United States – 1.3%			4,394

TOTAL COMMON STOCKS – 1.4%			$4,928
(Cost: $7,682)

PREFERRED STOCKS
United States

Consumer Discretionary – 0.0%
True Religion Apparel, Inc. (A)	—	*	11

Energy – 0.5%
Targa Resources Corp., 9.500% (A)(B)	1		1,567

Total United States – 0.5%			1,578

TOTAL PREFERRED STOCKS – 0.5%			$1,578
(Cost: $1,661)

WARRANTS
United States – 0.0%
California Resources Corp., expires 10–27–24, Expires 10–27–24 (D)	1		16

TOTAL WARRANTS – 0.0%			$16
(Cost: $119)

ASSET-BACKED SECURITIES (Continued)	Principal		Value
Cayman Islands – 0.6%
Allegro CLO Ltd., Series 2014-1RA, Class B (3-Month U.S. LIBOR plus 215 bps)
2.284%, 10–21–28 (E)(F)		$250	$250
Anchorage Capital CLO Ltd., Series 2014-4RA, Class D (3-Month U.S. LIBOR plus 260 bps)
2.732%, 1–28–31 (E)(F)		500	495
Audax Senior Debt CLO II LLC, Series 2019-2A, Class C (3-Month U.S LIBOR plus 490 bps)
5.038%, 10–22–29 (E)(F)		250	249
Northwoods Capital XI-B Ltd. and Northwoods Capital XI-B LLC, Series 2018-14BA, Class D (3-Month U.S. LIBOR plus 340 bps)
3.521%, 11–13–31 (E)(F)		800	776
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class DR (3-Month U.S. LIBOR plus 390 bps)
4.034%, 10–20–30 (E)(F)		250	245

			2,015

Ireland – 0.1%
GoldenTree Loan Management CLO Ltd., Series 2X, Class D (3-Month EURIBOR plus 285 bps)
2.850%, 1–20–32 (F)(G)	EUR	385	445

United States – 0.7%
Fortress Credit BSL Ltd., Series 2018-1A, Class ER (3-Month U.S. LIBOR plus 645 bps)
6.588%, 7–23–31 (E)(F)		$750	713
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps)
3.625%, 10–25–30 (E)(F)		1,000	986
Rockford Tower CLO Ltd., Series 2019-1A, Class DR (3-Month U.S. LIBOR plus 310 bps)
3.234%, 4–20–34 (E)(F)		500	499

			2,198

TOTAL ASSET-BACKED SECURITIES – 1.4%			$4,658
(Cost: $4,668)

CORPORATE DEBT SECURITIES
Argentina

Energy – 0.2%
Pampa Energia S.A.
7.500%, 1–24–27 (E)		800	739

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials – 0.1%
Aeropuertos Argentina 2000 S.A. (9.375% Cash or 9.375% PIK)
9.375%, 2–1–27 (E)(H)	$259	$228

Total Argentina – 0.3%		967
Australia

Financials – 0.4%
Australia and New Zealand Banking Group Ltd.
4.500%, 3–19–24 (E)	1,100	1,195

Utilities – 0.3%
Ausgrid Finance Pty Ltd.
3.850%, 5–1–23 (E)	1,100	1,142

Total Australia – 0.7%		2,337
Austria

Consumer Staples – 0.3%
JBS Investments II GmbH (GTD by JBS S.A.)
7.000%, 1–15–26 (E)	1,100	1,151

Total Austria – 0.3%		1,151
Bermuda

Communication Services – 0.4%
Digicel International Finance Ltd.
8.000%, 12–31–26 (E)	210	205
Digicel International Finance Ltd. (6.000% Cash and 7.000% PIK)
13.000%, 12–31–25 (E)(H)	107	108
Digicel International Finance Ltd. (8.000% Cash and 2.000% PIK or 10.000% PIK)
10.000%, 4–1–24 (H)	1,052	1,053

		1,366

Consumer Staples – 0.4%
Bacardi Ltd.
4.450%, 5–15–25 (E)	1,100	1,213

Energy – 0.2%
GeoPark Ltd.
5.500%, 1–17–27 (E)	600	592

Financials – 0.1%
Highlands Holdings Bond Issuer Ltd. and Highlands Holdings Bond Co-Issuer, Inc. (7.625% Cash or 8.375% PIK)
7.625%, 10–15–25 (E)(H)	308	328

Total Bermuda – 1.1%		3,499

30	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Brazil

Communication Services – 0.1%
Globo Comunicacoes e Participacoes S.A.
4.875%, 1–22–30 (E)	$200	$198

Financials – 0.3%
XP, Inc.
3.250%, 7–1–26 (E)	900	877

Industrials – 0.2%
Cosan Ltd.
5.500%, 9–20–29 (E)(I)	700	741

Information Technology – 0.0%
StoneCo. Ltd.
3.950%, 6–16–28 (E)	200	194

Materials – 0.9%
Nexa Resources S.A.
6.500%, 1–18–28 (E)	400	440
Suzano Austria GmbH
2.500%, 9–15–28	1,000	974
Unigel Luxembourg S.A.
8.750%, 10–1–26 (E)	400	431
Vale Overseas Ltd.
6.250%, 8–10–26	1,025	1,213

		3,058

Utilities – 0.2%
Aegea Finance S.a.r.l.
5.750%, 10–10–24 (E)	800	821

Total Brazil – 1.7%		5,889
British Virgin Islands

Information Technology – 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.
1.000%, 9–28–27 (E)	1,500	1,439

Total British Virgin Islands – 0.4%		1,439
Canada

Communication Services – 0.2%
Telesat Canada and Telesat LLC:
5.625%, 12–6–26 (E)	743	714
6.500%, 10–15–27 (E)	145	126
Videotron Ltd.
3.625%, 6–15–29 (E)	70	71

		911

Energy – 0.4%
Harvest Operations Corp.
1.000%, 4–26–24 (E)	250	250
TransCanada PipeLines Ltd.
4.250%, 5–15–28	900	1,026

		1,276

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 0.4%
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.)
4.350%, 4–15–30	$600	$693
Royal Bank of Canada:
3.700%, 10–5–23	150	160
4.650%, 1–27–26	550	624

		1,477

Industrials – 0.1%
Garda World Security Corp. (GTD by GW Intermediate Corp.)
4.625%, 2–15–27 (E)	324	324
GFL Environmental, Inc.:
5.125%, 12–15–26 (E)	76	80
4.000%, 8–1–28 (E)	37	37

		441

Information Technology – 0.1%
Kronos Acquisition Holdings, Inc. and KIK Custom Products, Inc.
5.000%, 12–31–26 (E)	306	306

Materials – 0.3%
Gran Colombia Gold Corp.
6.875%, 8–9–26 (E)	600	602
NOVA Chemicals Corp.:
5.250%, 6–1–27 (E)	275	289
4.250%, 5–15–29 (E)	192	192

		1,083

Total Canada – 1.5%		5,494
Cayman Islands

Consumer Discretionary – 0.1%
Meituan
3.050%, 10–28–30 (E)	400	371

Financials – 0.3%
Grupo Aval Ltd.:
4.750%, 9–26–22 (E)	300	308
4.375%, 2–4–30 (E)	400	396
Itau Unibanco Holdings S.A.
3.250%, 1–24–25 (E)	470	476

		1,180

Industrials – 0.2%
DP World Crescent Ltd.
3.875%, 7–18–29	600	649
Lima Metro Line 2 Finance Ltd.
5.875%, 7–5–34 (E)	101	119

		768

Total Cayman Islands – 0.6%		2,319

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Chile

Communication Services – 0.1%
VTR Comunicaciones S.p.A.
4.375%, 4–15–29 (E)	$295	$304

Consumer Discretionary – 0.2%
Saci Falabella
3.750%, 10–30–27 (E)	500	533

Financials – 0.4%
Banco del Estado de Chile
2.704%, 1–9–25 (E)	1,300	1,349

Industrials – 0.2%
Empresa de Transporte de Pasajeros Metro S.A.
3.650%, 5–7–30 (E)	600	651

Utilities – 1.0%
Colbun S.A.
4.500%, 7–10–24 (E)	1,700	1,826
Enel Chile S.A.
4.875%, 6–12–28	840	963
Inversiones Latin America Power Ltd.
5.125%, 6–15–33 (E)	400	394

		3,183

Total Chile – 1.9%		6,020
China

Communication Services – 0.6%
Tencent Holdings Ltd.
2.985%, 1–19–23 (E)	1,000	1,027
Weibo Corp.
3.500%, 7–5–24	900	938

		1,965

Consumer Discretionary – 0.3%
Alibaba Group Holding Ltd.
3.400%, 12–6–27	1,000	1,072

Energy – 0.3%
Sinopec Group Overseas Development (2018) Ltd.
4.125%, 9–12–25 (E)	800	881

Information Technology – 0.1%
Baidu, Inc.
3.425%, 4–7–30	250	266

Real Estate – 0.2%
Country Garden Holdings Co. Ltd.
7.250%, 4–8–26	200	211
Logan Group Co. Ltd.
5.750%, 1–14–25	200	199
Times China Holdings Ltd.
6.200%, 3–22–26	200	182

		592

Total China – 1.5%		4,776

2021	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Colombia

Utilities – 0.3%
Empresas Publicas de Medellin E.S.P.
4.250%, 7–18–29 (E)		$1,000	$997

Total Colombia – 0.3%			997
Columbia

Communication Services – 0.1%
Colombia Telecomunicaciones S.A. E.S.P.
4.950%, 7–17–30 (E)		200	210

Energy – 0.0%
Ecopetrol S.A.
6.875%, 4–29–30		49	57

Utilities – 0.1%
Grupo Energia Bogota S.A. E.S.P.
4.875%, 5–15–30 (E)		200	227

Total Columbia – 0.2%			494
Denmark

Financials – 0.2%
Danske Bank A.S.
5.000%, 1–12–23 (E)		700	708

Total Denmark – 0.2%			708
Finland

Materials – 0.0%
Ahlstrom-Munksjo Holding 3 Oy
4.875%, 2–4–28 (E)		42	42

Total Finland – 0.0%			42
France

Communication Services – 0.1%
Altice France S.A.
5.500%, 10–15–29 (E)		252	250

Consumer Discretionary – 0.1%
Klesia Prevoyance
5.375%, 12–8–26 (G)	EUR	300	389

Financials – 0.1%
Humanis Prevoyance
5.750%, 10–22–25 (G)		300	397

Total France – 0.3%			1,036
Germany

Consumer Staples – 0.1%
Douglas GmbH
6.000%, 4–8–26 (E)(G)		291	343

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Health Care – 0.1%
Nidda Healthcare Holding AG:
3.500%, 9–30–24 (E)(G)	EUR	100	$115
3.500%, 9–30–24 (G)		224	259

			374

Total Germany – 0.2%			717
Hong Kong

Financials – 0.2%
AIA Group Ltd.
3.375%, 4–7–30 (E)		$200	216
Bangkok Bank Public Co. Ltd.
4.050%, 3–19–24 (E)		600	644

			860

Total Hong Kong – 0.2%			860
India

Communication Services – 0.3%
Network i2i Ltd.
5.650%, 4–15–68 (E)		250	267
Summit Digitel Infrastructure Private Ltd.
2.875%, 8–12–31 (E)		700	673

			940

Financials – 0.4%
Power Finance Corp. Ltd.
3.900%, 9–16–29		1,100	1,125

Industrials – 0.3%
Adani International Container Terminal Ltd.
3.000%, 2–16–31 (E)		200	194
Adani Ports & Special Economic Zone Ltd.
3.828%, 2–2–32 (E)		1,000	995

			1,189

Information Technology – 0.2%
HCL America, Inc.
1.375%, 3–10–26		750	742

Utilities – 0.6%
Adani Electricity Mumbai Ltd.
3.949%, 2–12–30 (E)		620	621
Adani Green Energy (UP) Ltd., Parampujya Solar Energy Private Ltd. and Prayatna Developers Private Ltd.
4.375%, 9–8–24 (E)		400	401
Adani Transmission Ltd.
4.250%, 5–21–36		187	192
Greenko Mauritius Ltd.
6.250%, 2–21–23 (E)		450	462

			1,676

Total India – 1.8%			5,672

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Indonesia

Utilities – 0.2%
Perusahaan Listrik Negara
5.450%, 5–21–28 (E)	$700	$815

Total Indonesia – 0.2%		815
Ireland

Consumer Staples – 0.1%
Eurotorg LLC (Via Bonitron Designated Activity Co.)
9.000%, 10–22–25 (E)	350	370

Materials – 0.0%
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc.
5.250%, 4–30–25 (E)	31	32

Total Ireland – 0.1%		402
Isle of Man

Consumer Discretionary – 0.4%
GOHL Capital Ltd.
4.250%, 1–24–27	1,200	1,266

Total Isle of Man – 0.4%		1,266
Israel

Energy – 0.0%
Delek & Avner Tamar Bond Ltd.
5.082%, 12–30–23 (E)	100	100

Total Israel – 0.0%		100
Jamaica

Communication Services – 0.6%
Digicel Group Ltd.
8.750%, 5–25–24 (E)	316	328
Digicel Group Ltd. (5.000% Cash and 3.000% PIK)
8.000%, 4–1–25 (E)(H)	241	215
Digicel Group Ltd. (7.000% Cash or 7.000% PIK)
7.000%, 10–1–68 (E)(H)	107	88
Digicel Ltd.
6.750%, 3–1–23 (E)	1,400	1,322

		1,953

Total Jamaica – 0.6%		1,953
Japan

Financials – 0.7%
Mitsubishi UFJ Financial Group, Inc.
3.287%, 7–25–27	600	655
Mizuho Financial Group, Inc.
3.170%, 9–11–27	600	646

32	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials (Continued)
Sumitomo Mitsui Financial Group, Inc.
3.748%, 7–19–23		$940	$996

			2,297

Total Japan – 0.7%			2,297
Luxembourg

Communication Services – 0.4%
Altice Financing S.A.
5.750%, 8–15–29 (E)		535	519
Altice France Holding S.A.
6.000%, 2–15–28 (E)		768	739
Intelsat Jackson Holdings S.A.
9.500%, 9–30–22 (E)(J)		65	77
Matterhorn Telecom S.A.
3.125%, 9–15–26 (G)	EUR	69	80
Millicom International Cellular S.A.
4.500%, 4–27–31 (E)		$200	209

			1,624

Consumer Discretionary – 0.1%
B2W Digital Lux S.a.r.l.
4.375%, 12–20–30 (E)		200	195

Consumer Staples – 0.3%
JBS Finance Luxembourg S.a.r.l.
3.625%, 1–15–32 (E)		400	408
Minerva Luxembourg S.A.
5.875%, 1–19–28 (E)		600	643

			1,051

Energy – 0.1%
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (E)(J)(K)		1,600	153

Financials – 0.5%
JSM Global S.a.r.l.
4.750%, 10–20–30 (E)		1,000	1,019
Mexico Remittances Funding Fiduciary Estate
4.875%, 1–15–28 (E)		800	793

			1,812

Industrials – 0.1%
Rumo Luxembourg S.a.r.l.
5.250%, 1–10–28 (E)		200	210

Materials – 0.0%
Trinseo Materials Operating S.C.A.
5.125%, 4–1–29 (E)		25	25

Total Luxembourg – 1.5%			5,070

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Macau

Consumer Discretionary – 0.2%
Sands China Ltd.
5.125%, 8–8–25	$600	$647

Total Macau – 0.2%		647
Malaysia

Consumer Discretionary – 0.4%
GENM Capital Labuan Ltd.
3.882%, 4–19–31 (E)	1,400	1,387

Energy – 0.1%
Petronas Capital Ltd.
3.500%, 4–21–30 (E)	350	380

Total Malaysia – 0.5%		1,767
Mauritius

Industrials – 0.1%
HTA Group Ltd.
7.000%, 12–18–25 (E)	200	211

Total Mauritius – 0.1%		211
Mexico

Communication Services – 0.0%
Axtel S.A.B. de C.V.
6.375%, 11–14–24 (E)	160	164

Consumer Staples – 0.4%
Grupo Bimbo S.A.B. de C.V.
4.500%, 1–25–22 (E)	248	251
Kimberly-Clark de Mexico
3.800%, 4–8–24 (E)	1,000	1,065

		1,316

Energy – 0.1%
Petroleos Mexicanos
6.490%, 1–23–27	350	370

Financials – 0.9%
Banco Santander (Mexico) S.A.
5.950%, 10–1–28 (E)	350	374
Banco Santander S.A.:
4.125%, 11–9–22 (E)	1,150	1,188
5.375%, 4–17–25 (E)	600	671
Trust F/1401
4.869%, 1–15–30 (E)	600	655

		2,888

Industrials – 0.6%
Alfa S.A.B. de C.V.
5.250%, 3–25–24 (E)	1,400	1,510
Grupo Kuo S.A.B. de C.V.
5.750%, 7–7–27 (E)	450	465

		1,975

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Materials – 1.3%
CEMEX S.A.B. de C.V.
5.200%, 9–17–30 (E)		$500	$538
Grupo Cementos de Chihuahua S.A.B. de C.V.
5.250%, 6–23–24 (E)		1,146	1,176
Industrias Penoles S.A.B. de C.V.
4.150%, 9–12–29 (E)		700	769
Orbia Advance Corp. S.A.B. de C.V.:
1.875%, 5–11–26 (E)		200	201
4.000%, 10–4–27 (E)		1,200	1,309

			3,993

Real Estate – 0.1%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.
3.625%, 5–13–31 (E)		400	406

Utilities – 0.3%
Comision Federal de Electricidad:
3.348%, 2–9–31 (E)		200	197
3.875%, 7–26–33 (E)		750	740

			937

Total Mexico – 3.7%			12,049
Netherlands

Consumer Discretionary – 0.4%
Prosus N.V.:
3.680%, 1–21–30 (E)		1,110	1,152
2.031%, 8–3–32 (E)(G)	EUR	200	232

			1,384

Consumer Staples – 0.0%
Diamond (BC) B.V.
4.625%, 10–1–29 (E)		$49	50

Energy – 0.3%
Minejesa Capital B.V.
5.625%, 8–10–37		200	211
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.)
5.600%, 1–3–31		500	543

			754

Financials – 0.1%
ASR Nederland N.V.
5.125%, 9–29–45 (G)	EUR	100	136

Health Care – 0.3%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.):
2.800%, 7–21–23		$400	398
6.750%, 3–1–28 (I)		400	458

			856

Total Netherlands – 1.1%			3,180

2021	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Nigeria

Financials – 0.4%
Africa Finance Corp.:
4.375%, 4–17–26 (E)	$900	$988
2.875%, 4–28–28 (E)	200	202

		1,190

Total Nigeria – 0.4%		1,190
Norway

Energy – 0.2%
Aker BP ASA
3.750%, 1–15–30 (E)	700	750

Total Norway – 0.2%		750
Panama

Consumer Discretionary – 0.2%
Carnival Corp.
10.500%, 2–1–26 (E)	446	518

Financials – 0.4%
Banco do Brasil S.A., Grand Cayman Branch
5.250%, 5–7–69 (E)	200	202
Banco Latinoamericanco de Comercio Exterior S.A.
2.375%, 9–14–25 (E)	800	818

		1,020

Industrials – 0.1%
ENA Master Trust
4.000%, 5–19–48 (E)(I)	200	205

Total Panama – 0.7%		1,743
Peru

Consumer Discretionary – 0.2%
InRetail Shopping Malls
5.750%, 4–3–28 (E)(I)	600	627

Financials – 0.9%
Banco de Credito del Peru
4.250%, 4–1–23 (E)	550	574
Banco Internacional del Peru S.A.
3.250%, 10–4–26 (E)	1,500	1,539
BBVA Peru
5.250%, 9–22–29 (I)	125	133
Corporacion Financiera de Desarrolla S.A.
2.400%, 9–28–27 (E)	500	497
Corporacion Financiera de Desarrollo S.A.
5.250%, 7–15–29	200	210

		2,953

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 0.1%
San Miguel Industrias PET S.A.
3.500%, 8–2–28 (E)	$450	$446

Utilities – 0.5%
Fenix Power Peru S.A.
4.317%, 9–20–27 (I)	650	665
Kallpa Generacion S.A.
4.875%, 5–24–26 (E)	1,000	1,072

		1,737

Total Peru – 1.7%		5,763
Saint Lucia

Communication Services – 0.5%
Digicel International Finance Ltd.
8.750%, 5–25–24 (E)	1,572	1,629

Total Saint Lucia – 0.5%		1,629
Saudi Arabia

Financials – 0.1%
Arab Petroleum Investments Corp.
1.483%, 10–6–26 (E)	250	250

Total Saudi Arabia – 0.1%		250
South Korea

Communication Services – 0.2%
SK Telecom Co. Ltd.
3.750%, 4–16–23 (E)	500	524

Consumer Discretionary – 0.1%
Kia Corp.
1.750%, 10–16–26 (E)	200	201

Financials – 0.3%
Hyundai Capital Services, Inc.
3.750%, 3–5–23 (E)	900	937

Information Technology – 0.4%
SK Hynix, Inc.
3.000%, 9–17–24 (I)	1,150	1,209

Materials – 0.1%
LG Chem Ltd.
1.375%, 7–7–26 (E)	500	495

Total South Korea – 1.1%		3,366
Spain

Financials – 0.4%
Banco Santander S.A.
2.706%, 6–27–24	1,400	1,473

Health Care – 0.0%
Grifols Escrow Issuer S.A.
4.750%, 10–15–28 (E)	172	176

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Utilities – 0.1%
EnfraGen Energia Sur S.A.U.
5.375%, 12–30–30 (E)		$400	$393

Total Spain – 0.5%			2,042
Sweden

Information Technology – 0.1%
Verisure Holding AB (3-Month EURIBOR plus 500 bps):
5.000%, 4–15–25 (F)(G)	EUR	200	237
5.000%, 4–15–25 (E)(F)(G)		100	118

			355

Total Sweden – 0.1%			355
Switzerland

Financials – 0.2%
Credit Suisse Group AG
4.282%, 1–9–28 (E)		$700	779

Total Switzerland – 0.2%			779
Thailand

Financials – 0.1%
GC Treasury Center Co. Ltd.
2.980%, 3–18–31 (E)		250	254

Total Thailand – 0.1%			254
Turkey

Consumer Discretionary – 0.1%
Turkiye Sise ve Cam Fabrikalari A.S.
6.950%, 3–14–26 (E)		200	220

Industrials – 0.3%
Koc Holding A.S.
6.500%, 3–11–25 (E)		800	857

Total Turkey – 0.4%			1,077
United Arab Emirates

Consumer Discretionary – 0.1%
GEMS MENASA Cayman Ltd. and GEMS Education Delaware LLC
7.125%, 7–31–26 (E)		400	411

Financials – 1.3%
DAE Funding LLC
1.550%, 8–1–24 (E)		300	298
First Abu Dhabi Bank PJSC
4.500%, 4–5–69		200	212
ICICI Bank Ltd.
4.000%, 3–18–26 (E)		1,200	1,294
NBK SPC Ltd.
1.625%, 9–15–27 (E)		1,800	1,780
NBK Tier 1 Financing (2) Ltd.
4.500%, 5–27–68 (E)		300	310

34	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials (Continued)
NBK Tier 1 Financing Ltd.
3.625%, 8–24–69 (E)		$206	$206

			4,100

Industrials – 0.1%
DP World plc
4.700%, 9–30–49		200	220

Total United Arab Emirates – 1.5%			4,731
United Kingdom

Consumer Discretionary – 0.1%
Constellation Automotive Ltd.
4.875%, 7–15–27 (E)(G)	GBP	200	268

Consumer Staples – 0.3%
Imperial Tobacco Finance plc
3.750%, 7–21–22 (E)		$1,100	1,122
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.)
3.950%, 1–29–31 (E)		200	191

			1,313

Energy – 0.1%
KCA Deutag UK Finance plc:
9.875%, 12–1–25 (E)		48	52
9.875%, 12–1–25		257	281

			333

Financials – 1.8%
ANZ New Zealand International Ltd.
3.450%, 1–21–28 (E)		500	552
Ardonagh Midco 2 plc
11.500%, 1–15–27 (E)		752	824
Barclays plc
4.337%, 1–10–28		700	784
Bellis Acquisition Co. plc
3.250%, 2–16–26 (E)(G)	GBP	100	133
Galaxy Bidco Ltd.
6.500%, 7–31–26 (G)		200	282
HSBC Holdings plc
4.583%, 6–19–29		$600	682
Royal Bank of Scotland Group plc (The)
6.000%, 12–19–23		900	997
State Bank of India
4.375%, 1–24–24 (E)		1,500	1,606
VMED O2 UK Financing I plc
4.250%, 1–31–31 (E)		29	29

			5,889

Information Technology – 0.0%
Paymentsense Ltd.
8.000%, 10–15–25 (E)(G)	GBP	100	145

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Materials – 0.1%
AngloGold Ashanti Holdings plc (GTD by AngloGold Ashanti Ltd.):
3.750%, 10–1–30		$350	$359
6.500%, 4–15–40		120	150
INEOS Quattro Finance 2 plc
2.500%, 1–15–26 (E)(G)	EUR	100	117

			626

Total United Kingdom – 2.4%			8,574
United States

Communication Services – 4.7%
Advantage Sales & Marketing, Inc.
6.500%, 11–15–28 (E)		$864	902
ATP Tower Holdings LLC, Andean Tower Partners Colombia SAS, Andean Telecom Partners Chile S.p.A. and Andean Telecom Partners Peru S.R.L.
4.050%, 4–27–26 (E)		300	301
Cars.com, Inc.
6.375%, 11–1–28 (E)		294	310
CCO Holdings LLC and CCO Holdings Capital Corp.:
4.500%, 8–15–30 (E)		530	547
4.250%, 2–1–31 (E)		41	42
Centerfield Media Holdings LLC
6.625%, 8–1–26 (E)		210	216
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8–15–27 (E)		754	781
7.750%, 4–15–28 (E)(I)		253	267
Consolidated Communications, Inc.:
6.500%, 10–1–28 (E)		307	334
5.000%, 10–1–28 (E)		146	151
CSC Holdings LLC:
5.375%, 2–1–28 (E)		343	359
5.750%, 1–15–30 (E)		458	466
4.125%, 12–1–30 (E)		97	95
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.
5.875%, 8–15–27 (E)		180	188
DISH DBS Corp.:
7.750%, 7–1–26		464	524
7.375%, 7–1–28		106	113
Front Range BidCo, Inc.
4.000%, 3–1–27 (E)		185	184
Frontier Communications Corp.:
5.875%, 10–15–27 (E)		336	357
5.000%, 5–1–28 (E)		255	268
6.750%, 5–1–29 (E)		219	231
5.875%, 11–1–29		252	256
Level 3 Financing, Inc.
3.625%, 1–15–29 (E)		125	121
Ligado Networks LLC (15.000% Cash or 15.000% PIK)
15.500%, 11–1–23 (E)(H)		1,031	935
Ligado Networks LLC (17.500% Cash or 17.500% PIK)
17.500%, 5–1–24 (E)(H)		93	64

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Communication Services (Continued)
MAV Acquisition Corp.
5.750%, 8–1–28 (E)	$414	$408
Midas OpCo Holdings LLC
5.625%, 8–15–29 (E)	1,052	1,090
News Corp.
3.875%, 5–15–29 (E)	80	82
Northwest Fiber LLC
10.750%, 6–1–28 (E)	159	179
Northwest Fiber LLC and Nortwest Fiber Finance Sub, Inc.
6.000%, 2–15–28 (E)	197	196
Premier Entertainment Sub LLC and Premier Entertainment Finance Corp.:
5.625%, 9–1–29 (E)	946	957
5.875%, 9–1–31 (E)	603	610
West Corp.
8.500%, 10–15–25 (E)(I)	2,382	2,370
Windstream Escrow LLC
7.750%, 8–15–28 (E)(I)	1,272	1,330
Zayo Group Holdings, Inc.
6.125%, 3–1–28 (E)	45	46

		15,280

Consumer Discretionary – 5.5%
Adtalem Global Education, Inc.
5.500%, 3–1–28 (E)	1,253	1,266
Ambience Merger Sub, Inc.:
4.875%, 7–15–28 (E)	63	63
7.125%, 7–15–29 (E)	112	111
Arches Buyer, Inc.:
4.250%, 6–1–28 (E)	621	630
6.125%, 12–1–28 (E)	463	473
Asbury Automotive Group, Inc.:
4.500%, 3–1–28	323	331
4.750%, 3–1–30	436	455
Bed Bath & Beyond, Inc.
5.165%, 8–1–44	238	205
Boyne USA, Inc.
4.750%, 5–15–29 (E)	102	105
Carnival Corp.:
7.625%, 3–1–26 (E)	93	99
5.750%, 3–1–27 (E)	291	301
9.875%, 8–1–27 (E)	203	235
Carvana Co.:
5.500%, 4–15–27 (E)	93	95
4.875%, 9–1–29 (E)	284	282
D.R. Horton, Inc.
2.600%, 10–15–25	800	840
Everi Holdings, Inc.
5.000%, 7–15–29 (E)	210	215
Guitar Center Escrow Issuer II, Inc.
8.500%, 1–15–26 (E)	26	28
GYP Holdings III Corp.
4.625%, 5–1–29 (E)	95	96
K. Hovnanian Enterprises, Inc.
10.500%, 2–15–26 (E)(I)	700	754
Ken Garff Automotive LLC
4.875%, 9–15–28 (E)	112	115

2021	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Legends Hospitality Holding Co. LLC
5.000%, 2–1–26 (E)	$64	$66
Lithia Motors, Inc.:
3.875%, 6–1–29 (E)	222	231
4.375%, 1–15–31 (E)	162	173
Live Nation Entertainment, Inc.
4.750%, 10–15–27 (E)	350	356
Magic MergerCo, Inc.:
5.250%, 5–1–28 (E)	351	363
7.875%, 5–1–29 (E)	852	886
MajorDrive Holdings IV LLC
6.375%, 6–1–29 (E)	743	719
Marriott Ownership Resorts, Inc. (GTD by Marriott Vacations Worldwide Corp.)
6.125%, 9–15–25 (E)	305	322
NCL Corp. Ltd.:
12.250%, 5–15–24 (E)	339	401
10.250%, 2–1–26 (E)	228	262
5.875%, 3–15–26 (E)	92	94
Nielsen Finance LLC and Nielsen Finance Co.:
5.625%, 10–1–28 (E)	285	296
5.875%, 10–1–30 (E)	240	253
Party City Holdings, Inc.
8.750%, 2–15–26 (E)	976	1,022
Party City Holdings, Inc. (5.000% Cash and 5.000% PIK)
10.000%, 8–15–26 (E)(H)	37	37
Party City Holdings, Inc. (6-Month U.S. LIBOR plus 500 bps)
5.750%, 7–15–25 (E)(F)	75	70
PetSmart, Inc. and PetSmart Finance Corp.:
4.750%, 2–15–28 (E)	418	430
7.750%, 2–15–29 (E)	72	79
Royal Caribbean Cruises Ltd.:
11.500%, 6–1–25 (E)	37	42
5.500%, 4–1–28 (E)	360	369
Sonic Automotive, Inc.
6.125%, 3–15–27	161	168
Staples, Inc.:
7.500%, 4–15–26 (E)	2,380	2,417
10.750%, 4–15–27 (E)	1,000	975
StoneMor, Inc.
8.500%, 5–15–29 (E)	576	592
Tempur Sealy International, Inc.
4.000%, 4–15–29 (E)	256	264
Victoria’s Secret & Co.
4.625%, 7–15–29 (E)	518	529
Volkswagen Group of America, Inc.
4.250%, 11–13–23 (E)	400	429

		18,544

Consumer Staples – 1.4%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB)
4.000%, 4–13–28	850	960
Keurig Dr Pepper, Inc.
4.597%, 5–25–28	775	900

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples (Continued)
Kraft Heinz Foods Co.:
3.750%, 4–1–30	$82	$89
4.250%, 3–1–31	54	61
Performance Food Group, Inc.
4.250%, 8–1–29 (E)	605	607
Pilgrim’s Pride Corp.
4.250%, 4–15–31 (E)	433	466
Post Holdings, Inc.
4.500%, 9–15–31 (E)	187	185
Reynolds American, Inc.
4.450%, 6–12–25	800	882
Simmons Foods, Inc.
4.625%, 3–1–29 (E)	187	189

		4,339

Energy – 1.7%
Apergy Corp.
6.375%, 5–1–26	18	19
Ascent Resources Utica Holdings LLC and ARU Finance Corp.:
7.000%, 11–1–26 (E)	236	244
8.250%, 12–31–28 (E)	25	28
5.875%, 6–30–29 (E)	96	98
California Resources Corp.
7.125%, 2–1–26 (E)	61	65
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	180	177
9.000%, 4–1–25 (E)	44	48
Chesapeake Escrow Issuer LLC:
5.500%, 2–1–26 (E)	197	206
5.875%, 2–1–29 (E)	145	155
Colgate Energy Partners III LLC:
7.750%, 2–15–26 (E)	42	44
5.875%, 7–1–29 (E)	83	84
Comstock Resources, Inc.:
6.750%, 3–1–29 (E)	375	406
5.875%, 1–15–30 (E)	225	234
Crestwood Midstream Partners L.P.:
5.750%, 4–1–25	111	114
5.625%, 5–1–27 (E)	210	216
6.000%, 2–1–29 (E)	49	51
CrownRock L.P. and CrownRock Finance, Inc.
5.000%, 5–1–29 (E)	109	114
CVR Energy, Inc.
5.250%, 2–15–25 (E)	191	189
Energy Transfer Operating L.P.
6.500%, 11–15–69	267	279
Ferrellgas Escrow LLC and FG Operating Finance Escrow Corp.
5.375%, 4–1–26 (E)	187	183
Hess Midstream Operations L.P.
4.250%, 2–15–30 (E)	84	85
Laredo Petroleum, Inc.:
9.500%, 1–15–25	537	557
10.125%, 1–15–28	351	380
Moss Creek Resources Holdings Ltd.
10.500%, 5–15–27 (E)	33	33

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy (Continued)
Moss Creek Resources Holdings, Inc.
7.500%, 1–15–26 (E)	$601	$558
Murphy Oil Corp.
6.375%, 7–15–28	92	97
Nine Energy Service, Inc.
8.750%, 11–1–23 (E)	375	181
PBF Holding Co. LLC
9.250%, 5–15–25 (E)	843	800
Range Resources Corp.
8.250%, 1–15–29 (E)	27	31
Rattler Midstream L.P.
5.625%, 7–15–25 (E)	187	195
Vine Energy Holdings LLC
6.750%, 4–15–29	397	429

		6,300

Financials – 3.9%
Bank of America Corp.
3.593%, 7–21–28	700	768
BBVA Bancomer S.A.:
1.875%, 9–18–25 (E)	600	604
5.875%, 9–13–34 (E)	600	653
5.875%, 9–13–34	200	217
BCPE Cycle Merger Sub II, Inc.
10.625%, 7–15–27 (E)	851	906
Citadel Finance LLC
3.375%, 3–9–26 (E)	800	812
Citigroup, Inc.
3.520%, 10–27–28	700	761
Compass Group Diversified Holdings LLC
5.250%, 4–15–29 (E)	754	790
Endo Luxembourg Finance Co. I S.a.r.l.
6.125%, 4–1–29 (E)	42	42
Goldman Sachs Group, Inc. (The)
3.814%, 4–23–29	700	775
Industrial and Commercial Bank of China Ltd.
2.957%, 11–8–22	750	768
INTL FCStone, Inc.
8.625%, 6–15–25 (E)	478	515
JPMorgan Chase & Co.:
3.540%, 5–1–28	600	656
4.000%, 10–1–68 (I)	400	402
LPL Holdings, Inc.
4.000%, 3–15–29 (E)	102	105
MetLife, Inc.
10.750%, 8–1–39	530	928
NFP Corp.:
6.875%, 8–15–28 (E)	2,139	2,187
4.875%, 8–15–28	42	43
Provident Funding Associates L.P. and PFG Finance Corp.
6.375%, 6–15–25 (E)	733	747
Real Hero Merger Sub 2, Inc.
6.250%, 2–1–29 (E)	189	196
TerraForm Global Operating LLC (GTD by TerraForm Global LLC)
6.125%, 3–1–26 (E)	400	413

36	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
TerraForm Power Operating LLC (GTD by TerraForm Power LLC)
5.000%, 1–31–28 (E)	$115	$124
Wells Fargo & Co.
4.300%, 7–22–27	675	767

		14,179

Health Care – 1.5%
Bayer U.S. Finance II LLC
2.850%, 4–15–25 (E)	1,000	1,036
Charles River Laboratories International, Inc.
4.250%, 5–1–28 (E)	67	70
Encompass Health Corp.
4.625%, 4–1–31	155	163
Fresenius U.S. Finance II, Inc.
4.500%, 1–15–23 (E)	1,100	1,144
HCRX Investments Holdco L.P.
4.500%, 8–1–29 (E)	92	93
Heartland Dental LLC
8.500%, 5–1–26 (E)	239	248
ModivCare Escrow Issuer, Inc.
5.000%, 10–1–29 (E)	402	417
Mozart Debt Merger Sub, Inc.:
3.875%, 4–1–29 (E)	773	773
5.250%, 10–1–29 (E)	103	103
Organon Finance 1 LLC
4.125%, 4–30–28 (E)	85	87
P&L Development LLC and PLD Finance Corp.
7.750%, 11–15–25 (E)	580	603
Par Pharmaceutical, Inc.
7.500%, 4–1–27 (E)	342	349

		5,086

Industrials – 2.0%
ABC Supply Co., Inc.
4.000%, 1–15–28 (E)	73	75
Ahern Rentals, Inc.
7.375%, 5–15–23 (E)	535	514
Allied Universal Holdco LLC:
4.625%, 6–1–28 (E)	42	42
6.000%, 6–1–29 (E)	243	240
Azul Investments LLP
7.250%, 6–15–26 (E)(I)	200	191
BAE Systems Holdings, Inc.
3.800%, 10–7–24 (E)	500	540
BWX Technologies, Inc.
4.125%, 4–15–29 (E)	59	60
CP Atlas Buyer, Inc.
7.000%, 12–1–28 (E)	140	140
Hawaiian Brand Intellectual Property Ltd. and HawaiianMiles Loyalty Ltd.
5.750%, 1–20–26 (E)	126	132
LBM Acquisition LLC
6.250%, 1–15–29 (E)	258	258
Madison IAQ LLC
4.125%, 6–30–28 (E)	59	59

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Industrials (Continued)
Nesco Holdings II, Inc.
5.500%, 4–15–29 (E)		$612	$635
PGT Innovations, Inc.
4.375%, 10–1–29 (E)		86	87
Prime Security Services Borrower LLC and Prime Finance, Inc.
6.250%, 1–15–28 (E)		257	266
Standard Industries, Inc.:
2.250%, 11–21–26 (E)(G)	EUR	100	115
4.750%, 1–15–28 (E)		$38	39
4.375%, 7–15–30 (E)		38	39
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
5.500%, 11–15–27		954	982
4.625%, 1–15–29		191	191
Triumph Group, Inc.
8.875%, 6–1–24 (E)		19	21
Wolverine Escrow LLC:
8.500%, 11–15–24 (E)(I)		845	787
9.000%, 11–15–26 (E)		1,300	1,203
13.125%, 11–15–27 (E)		131	87

			6,703

Information Technology – 0.8%
Booz Allen Hamilton, Inc.
3.875%, 9–1–28 (E)		74	76
Brightstar Escrow Corp.
9.750%, 10–15–25 (E)		254	273
Consensus Cloud Solutions, Inc.:
6.000%, 10–15–26 (E)		97	100
6.500%, 10–15–28 (E)		233	242
J2 Global, Inc.
4.625%, 10–15–30 (E)		137	146
MoneyGram International, Inc.
5.375%, 8–1–26 (E)		105	107
NCR Corp.:
5.750%, 9–1–27 (E)		107	113
5.000%, 10–1–28 (E)		314	321
5.125%, 4–15–29 (E)		1,118	1,155
6.125%, 9–1–29 (E)		141	153
5.250%, 10–1–30 (E)		106	111
Sabre GLBL, Inc. (GTD by Sabre Holdings Corp.):
9.250%, 4–15–25 (E)		102	118
7.375%, 9–1–25 (E)		40	43

			2,958

Materials – 0.6%
American Greetings Corp.
8.750%, 4–15–25 (E)		118	123
GUSAP III L.P.
4.250%, 1–21–30 (E)(I)		900	963
LSF9 Atlantis Holdings LLC and Victra Finance Corp.
7.750%, 2–15–26 (E)		478	496
New Enterprise Stone & Lime Co., Inc.
5.250%, 7–15–28 (E)		130	132

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials (Continued)
Renewable Energy Group, Inc.
5.875%, 6–1–28 (E)	$42	$44

		1,758

Real Estate – 0.5%
Aircastle Ltd.
4.400%, 9–25–23	800	852
Crown Castle International Corp.
3.700%, 6–15–26	800	874
Hilton Domestic Operating Co., Inc.
3.750%, 5–1–29 (E)	79	80
Uniti Group L.P., Uniti Group Finance 2019, Inc. and CSL Capital LLC (GTD by Uniti Group, Inc.)
4.750%, 4–15–28 (E)	60	61
VICI Properties L.P. and VICI Note Co., Inc.
4.125%, 8–15–30 (E)	34	36

		1,903

Utilities – 0.2%
DT Midstream, Inc.:
4.125%, 6–15–29 (E)	41	42
4.375%, 6–15–31 (E)	136	140
HAT Holdings I LLC and HAT Holdings II LLC (GTD by Hannon Armstrong Sustainable Infrastructure Capital, Inc.)
3.375%, 6–15–26 (E)	87	88
NextEra Energy Operating Partners L.P. (GTD by NextEra Energy Partners L.P. and NextEra Energy U.S. Partners Holdings LLC)
4.500%, 9–15–27 (E)	49	53
Vistra Operations Co. LLC:
5.000%, 7–31–27 (E)	132	136
4.375%, 5–1–29 (E)	182	183
4.300%, 7–15–29 (E)	52	56

		698

Total United States – 22.8%		77,748
Uruguay

Industrials – 0.1%
Navios South American Logistics, Inc. and Navios Logistics Finance (U.S.), Inc.
10.750%, 7–1–25 (E)	400	436

Total Uruguay – 0.1%		436
Venezuela

Financials – 0.6%
Corporacion Andina de Fomento:
4.375%, 6–15–22	1,500	1,542
2.375%, 5–12–23	320	329

		1,871

Total Venezuela – 0.6%		1,871

2021	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Vietnam

Energy – 0.2%
Mong Duong Finance Holdings B.V.
5.125%, 5–7–29 (E)	$650	$649

Total Vietnam – 0.2%		649

TOTAL CORPORATE DEBT SECURITIES – 55.9%		$187,381
(Cost: $180,687)

MORTGAGE-BACKED SECURITIES
Cayman Islands – 0.5%
Diameter Credit Funding II Ltd., Series 2019-2A, Class A
3.940%, 1–25–38 (E)	1,000	999
Diameter Credit Funding II Ltd., Series 2019-2A, Class B
4.540%, 1–25–38 (E)	500	498
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class D (3-Month U.S. LIBOR plus 350 bps)
3.626%, 4–15–33 (E)(F)	250	252

		1,749

United States – 0.8%
Ashford Hospitality Trust, Series 2018-ASHF, Class F (1-Month U.S. LIBOR plus 410 bps)
4.184%, 4–15–35 (E)(F)	600	571
PNMAC GMSR Issuer Trust, Series 2018-GT1 (1-Month U.S. LIBOR plus 285 bps)
2.936%, 2–25–23 (E)(F)	2,000	2,005

		2,576

TOTAL MORTGAGE-BACKED SECURITIES – 1.3%		$4,325
(Cost: $4,350)

OTHER GOVERNMENT SECURITIES (L)
Argentina – 0.1%
Republic of Argentina:
1.000%, 7–9–29	57	22
0.125%, 7–9–30	1,149	424

		446

Brazil – 0.1%
Federative Republic of Brazil
3.750%, 9–12–31	300	285

Chile – 0.3%
Republic of Chile
2.550%, 7–27–33	1,000	977

OTHER GOVERNMENT SECURITIES (L) (Continued)	Principal	Value
Colombia – 0.1%
Republic of Colombia
3.125%, 4–15–31	$200	$187

Columbia – 0.1%
Republic of Colombia
4.500%, 3–15–29	400	423

Costa Rica – 0.1%
Costa Rica Government Bond
4.250%, 1–26–23 (E)	200	205

Dominican Republic – 0.1%
Dominican Republic Government Bond
4.875%, 9–23–32 (E)	200	204

Indonesia – 1.0%
Republic of Indonesia:
2.950%, 1–11–23	2,400	2,474
3.850%, 10–15–30	900	1,006

		3,480

Israel – 0.2%
Israel Government Bond
2.750%, 7–3–30	700	745

Mexico – 0.4%
United Mexican States:
4.150%, 3–28–27	600	678
3.250%, 4–16–30 (I)	654	671

		1,349

Morocco – 0.1%
Kingdom of Morocco
2.375%, 12–15–27 (E)	500	491

Panama – 0.3%
Republic of Panama
3.750%, 4–17–26	900	968

Peru – 0.6%
Republic of Peru:
2.392%, 1–23–26	1,000	1,023
2.783%, 1–23–31	850	843

		1,866

Saudi Arabia – 0.5%
Saudi Arabia Government Bond:
2.375%, 10–26–21 (E)	500	501
2.875%, 3–4–23 (E)	1,000	1,032

		1,533

Serbia – 0.1%
Republic of Serbia
2.125%, 12–1–30 (E)	400	375

OTHER GOVERNMENT SECURITIES (L) (Continued)	Principal		Value
Uruguay – 0.2%
Republica Orient Uruguay
4.500%, 8–14–24 (I)		$600	$644

TOTAL OTHER GOVERNMENT SECURITIES – 4.3%			$14,178
(Cost: $14,018)

LOANS (F)
Canada

Financials – 0.3%
Navacord Corp.
0.000%, 3–16–29 (C)(G)(M)	CAD	40	32
Navacord Corp. (1-Month Canadian Bankers Acceptances plus 425 bps)
5.000%, 3–16–28 (C)(G)		180	144
Navacord Corp. (1-Month CDOR plus 425 bps)
5.000%, 3–16–28 (C)(G)		791	632
Navacord Corp. (1-Month CDOR plus 750 bps)
8.000%, 3–16–29 (C)(G)		400	316

			1,124

Industrials – 0.0%
Garda World Security Corp. (ICE LIBOR plus 425 bps)
4.340%, 10–30–26		$164	165

Total Canada – 0.3%			1,289
France

Health Care – 0.2%
Bio Lam LCD SELAS (3-Month EURIBOR plus 350 bps)
3.500%, 2–9–28 (G)	EUR	250	289
Chrome Bidco SASU (3-Month EURIBOR plus 375 bps)
3.750%, 5–24–28 (G)		500	580

			869

Total France – 0.2%			869
Germany

Consumer Discretionary – 0.1%
Speedster Bidco GmbH (3-Month EURIBOR plus 325 bps)
3.250%, 3–31–27 (G)		250	285

Health Care – 0.1%
Nidda Healthcare Holding GmbH (3-Month EURIBOR plus 350 bps)
3.500%, 8–21–26 (G)		250	286

Total Germany – 0.2%			571

38	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (F) (Continued)	Principal		Value
Luxembourg

Communication Services – 0.7%
eircom Finco S.a.r.l. (3-Month EURIBOR plus 325 bps)
3.000%, 5–15–26 (G)	EUR	153	$177
Intelsat Jackson Holdings S.A.:
0.000%, 7–13–22 (M)		$83	84
8.625%, 1–2–24 (J)		50	51
Intelsat Jackson Holdings S.A. (1-Month ICE LIBOR plus 475 bps)
5.750%, 7–13–22		417	421
Intelsat Jackson Holdings S.A. (ICE LIBOR plus 375 bps)
8.000%, 11–27–23 (J)		1,359	1,378
Intelsat Jackson Holdings S.A. (ICE LIBOR plus 450 bps)
8.750%, 1–2–24 (J)		42	43
Telenet International Finance S.a.r.l. (6-Month EURIBOR plus 225 bps)
2.250%, 4–30–29 (G)	EUR	250	286

			2,440

Financials – 0.3%
Endo Luxembourg Finance Co. I S.a.r.l. (1-Month ICE LIBOR plus 500 bps)
5.750%, 3–25–28		$249	244
MAR Bidco S.a.r.l. (1-Month ICE LIBOR plus 425 bps)
4.750%, 4–21–28		250	250
Sunshine Luxembourg VII S.a.r.l. (1-Month ICE LIBOR plus 375 bps)
4.500%, 10–2–26		249	250

			744

Industrials – 0.2%
Atlas LuxCo 4 S.a.r.l. (3-Month ICE Euro LIBOR plus 375 bps)
3.750%, 5–14–28 (G)	EUR	500	579

Materials – 0.1%
Archroma Finance S.a.r.l. (3-Month ICE LIBOR plus 425 bps)
4.334%, 8–11–24 (C)		$340	340

Total Luxembourg – 1.3%			4,103
Netherlands

Communication Services – 0.4%
UPC Broadband Holding B.V. (3-Month EURIBOR plus 250 bps)
2.500%, 4–30–29 (G)	EUR	500	572
Ziggo B.V. (3-Month EURIBOR plus 300 bps)
3.000%, 1–31–29 (G)		500	574

			1,146

Total Netherlands – 0.4%			1,146

LOANS (F) (Continued)	Principal		Value
Saint Lucia

Communication Services – 0.1%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps)
3.430%, 5–27–24		$479	$463

Total Saint Lucia – 0.1%			463
Spain

Health Care – 0.1%
Grifols S.A. (3-Month EURIBOR plus 225 bps)
2.250%, 11–15–27 (G)	EUR	246	282

Total Spain – 0.1%			282
Sweden

Information Technology – 0.2%
Verisure Holding AB (3-Month EURIBOR plus 400 bps)
3.500%, 7–14–26 (G)		500	577

Total Sweden – 0.2%			577
United Kingdom

Financials – 0.1%
THG Operations Holdings Ltd. (3-Month EURIBOR plus 450 bps)
4.500%, 12–11–26 (G)		250	291

Materials – 0.2%
INEOS 226 Ltd. (1-Month EURIBOR plus 275 bps)
2.750%, 1–29–26 (G)		500	576

Total United Kingdom – 0.3%			867
United States

Communication Services – 2.0%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 525 bps)
6.000%, 10–28–27		1,184	1,192
CenturyLink, Inc. (ICE LIBOR plus 200 bps)
2.084%, 1–31–25		852	847
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps)
3.629%, 8–21–26		1,171	1,149
Consolidated Communications, Inc. (1-Month ICE LIBOR plus 350 bps)
4.250%, 10–2–27		179	179
DIRECTV Financing LLC (1-Month ICE LIBOR plus 500 bps)
5.750%, 7–22–27		588	589
Frontier Communications Corp. (1-Month ICE LIBOR plus 375 bps)
4.500%, 10–8–27		249	250

LOANS (F) (Continued)	Principal	Value
Communication Services (Continued)
West Corp. (3-Month ICE LIBOR plus 400 bps)
5.000%, 10–10–24	$2,397	$2,365
Windstream Services LLC (ICE LIBOR plus 625 bps)
7.250%, 9–21–27	244	245

		6,816

Consumer Discretionary – 4.0%
Ambience Merger Sub, Inc. (1-Month ICE LIBOR plus 425 bps)
4.750%, 6–25–28	420	420
Asurion LLC (ICE LIBOR plus 325 bps)
3.334%, 8–3–27	498	492
Asurion LLC (ICE LIBOR plus 525 bps)
5.334%, 2–3–28	250	250
Bass Pro Group LLC (ICE LIBOR plus 425 bps)
5.000%, 3–5–28	122	123
Caesars Resort Collection LLC (ICE LIBOR plus 450 bps)
3.583%, 7–20–25	248	248
CNT Holdings I Corp. (ICE LIBOR plus 375 bps)
4.500%, 11–8–27	262	262
CNT Holdings I Corp. (ICE LIBOR plus 675 bps)
7.500%, 11–6–28	375	383
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 525 bps)
5.346%, 11–9–21	800	800
Empire Today LLC
0.000%, 3–24–28 (M)	88	88
Empire Today LLC (1-Month ICE LIBOR plus 500 bps)
5.750%, 3–24–28	249	248
Ensemble RCM LLC (ICE LIBOR plus 375 bps)
3.879%, 8–1–26	248	249
Hotel del Coronado (1-Month U.S. LIBOR plus 500 bps)
5.096%, 8–9–22	120	121
International Cruise & Excursion Gallery, Inc. (ICE LIBOR plus 525 bps)
6.250%, 6–8–25	194	195
Jo-Ann Stores, Inc. (1-Month ICE LIBOR plus 475 bps)
5.500%, 6–30–28	1,129	1,101
MajorDrive Holdings IV LLC (1-Month ICE LIBOR plus 400 bps)
4.500%, 6–1–28	760	763
Mattress Firm, Inc.
0.000%, 9–24–28 (M)	250	250
Mavis Tire Express Services TopCo L.P. (ICE LIBOR plus 375 bps)
4.750%, 4–30–28	249	250
Michaels Cos., Inc. (The) (1-Month ICE LIBOR plus 425 bps)
5.000%, 4–15–28	482	483

2021	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (F) (Continued)	Principal		Value
Consumer Discretionary (Continued)
New Cotai LLC (14.000% Cash or 14.000% PIK)
14.000%, 9–10–25 (B)(H)		$125	$124
Penn National Gaming, Inc. (ICE LIBOR plus 225 bps)
2.000%, 10–19–23		80	80
PetSmart, Inc. (ICE LIBOR plus 375 bps)
4.500%, 2–12–28		1,328	1,333
Polaris Newco LLC (3-Month EURIBOR plus 400 bps)
4.000%, 6–4–28 (G)	EUR	500	580
Polaris Newco LLC (ICE LIBOR plus 400 bps)
4.500%, 6–4–28		$250	251
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps)
4.334%, 6–15–25		780	781
SRS Distribution, Inc. (1-Month ICE LIBOR plus 375 bps)
4.250%, 6–2–28		250	250
Staples, Inc. (ICE LIBOR plus 500 bps)
5.126%, 4–12–26		2,033	1,945
Tory Burch LLC (ICE LIBOR plus 350 bps)
4.000%, 4–16–28		249	250
United PF Holdings LLC (ICE LIBOR plus 400 bps)
4.132%, 12–30–26		759	739
United PF Holdings LLC (ICE LIBOR plus 850 bps)
9.500%, 11–12–26 (C)		172	173
Woof Holdings LLC (1-Month ICE LIBOR plus 725 bps)
8.000%, 12–21–28		101	102
Woof Holdings LLC (ICE LIBOR plus 375 bps)
4.500%, 12–21–27		161	162

			13,496

Consumer Staples – 0.2%
Douglas GmbH:
5.500%, 4–8–26 (G)	EUR	500	578

			578

Energy – 0.6%
Ascent Resources Utica Holdings LLC
0.000%, 11–1–25 (M)		$63	69
Ascent Resources Utica Holdings LLC (1-Month ICE LIBOR plus 900 bps)
10.000%, 11–1–25		116	128
EG America LLC (1-Month ICE LIBOR plus 425 bps):
4.750%, 3–12–26		250	250
EG America LLC (ICE LIBOR plus 400 bps)
4.147%, 2–5–25		273	272

LOANS (F) (Continued)	Principal	Value
Energy (Continued)
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps)
5.121%, 3–1–26	$1,015	$768
Foresight Energy LLC (ICE LIBOR plus 800 bps)
9.500%, 6–29–27 (B)	292	292
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK)
15.000%, 3–15–29 (H)	617	128

		1,907

Financials – 1.3%
Alliant Holdings Intermediate LLC (1-Month ICE LIBOR plus 375 bps)
4.250%, 11–6–27	248	248
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps)
4.584%, 2–28–25	1,596	1,596
Apex Group Treasury LLC (1-Month ICE LIBOR plus 375 bps)
4.250%, 7–23–28	250	250
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps)
6.834%, 7–20–26	1,017	1,028
Gulf Finance LLC (ICE LIBOR plus 525 bps):
6.250%, 8–25–23	1,065	1,026
Lealand Finance Co. B.V.
0.000%, 6–30–24 (C)(M)	4	2
Lealand Finance Co. B.V. (ICE LIBOR plus 300 bps)
3.085%, 6–30–24 (C)	14	8
Sunset Debt Merger Sub, Inc.
0.000%, 9–17–28 (C)(M)	194	193

		4,351

Health Care – 1.6%
AHP Health Partners, Inc. (1-Month ICE LIBOR plus 350 bps)
4.000%, 8–5–28	250	251
Albany Molecular Research, Inc. (ICE LIBOR plus 325 bps)
4.500%, 8–30–24	241	241
Amneal Pharmaceuticals LLC (ICE LIBOR plus 350 bps)
3.625%, 5–4–25	193	190
CCRR Parent, Inc. (ICE LIBOR plus 425 bps)
5.000%, 3–5–28	249	251
CHG Healthcare Services, Inc.
0.000%, 9–22–28 (M)	250	250
Heartland Dental LLC (ICE LIBOR plus 375 bps)
3.584%, 4–30–25	822	816
LSCS Holdings, Inc. (ICE LIBOR plus 425 bps):
4.417%, 3–9–25 (C)	163	161
4.417%, 3–17–25 (C)	42	42

LOANS (F) (Continued)	Principal	Value
Health Care (Continued)
MPH Acquisition Holdings LLC (ICE LIBOR plus 425 bps)
4.750%, 8–17–28	$186	$184
Phoenix Newco, Inc.
0.000%, 8–11–28 (M)	250	250
Surgery Center Holdings, Inc. (1-Month ICE LIBOR plus 375 bps)
4.500%, 8–31–26	161	161
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps)
5.125%, 7–26–26	1,889	1,888
Verscend Holding Corp. (1-Month ICE LIBOR plus 400 bps)
4.084%, 8–27–25	250	251
Women’s Care Holdings, Inc. (ICE LIBOR plus 450 bps)
5.250%, 1–15–28	249	249

		5,185

Industrials – 2.8%
Ankura Consulting Group LLC (ICE LIBOR plus 450 bps)
5.250%, 3–17–28	244	245
APCO Holdings, Inc. (ICE LIBOR plus 550 bps)
5.590%, 6–8–25 (C)	138	138
Bleriot U.S. Bidco, Inc. (ICE LIBOR plus 400 bps)
4.132%, 10–31–26	427	428
CP Atlas Buyer, Inc. (ICE LIBOR plus 375 bps)
4.250%, 11–23–27	800	799
Engineered Machinery Holdings, Inc. (ICE LIBOR plus 375 bps)
4.500%, 5–21–28	250	250
First Student Bidco, Inc.:
0.000%, 7–13–28 (M)	250	249
Form Technologies LLC (ICE LIBOR plus 475 bps)
5.750%, 7–22–25 (C)	1,894	1,903
Guidehouse LLP (1-Month ICE LIBOR plus 450 bps)
4.084%, 5–1–25	356	357
Hertz Corp. (The) (1-Month ICE LIBOR plus 350 bps):
4.000%, 6–30–28	249	250
LBM Acquisition LLC:
0.000%, 12–18–27 (M)	250	248
LBM Acquisition LLC (1-Month ICE LIBOR plus 375 bps)
4.500%, 12–18–27	15	15
Madison IAQ LLC (1-Month ICE LIBOR plus 325 bps)
3.750%, 6–21–28	250	250
Mileage Plus Holdings LLC (ICE LIBOR plus 525 bps)
6.250%, 6–20–27	177	188

40	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (F) (Continued)	Principal		Value
Industrials (Continued)
Olympus Water U.S. Holding Corp.
0.000%, 9–21–28 (M)		$250	$250
PAE Holding Corp. (ICE LIBOR plus 450 bps)
5.250%, 10–19–27		3,062	3,063
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps)
7.250%, 9–8–23 (C)		137	120
TruGreen L.P. (1-Month ICE LIBOR plus 400 bps)
4.750%, 11–2–27		248	249
United Airlines, Inc. (1-Month ICE LIBOR plus 375 bps)
4.500%, 4–21–28		249	252
WaterBridge Midstream Operating LLC (3-Month ICE LIBOR plus 575 bps)
6.750%, 6–21–26		345	338

			9,592

Information Technology – 3.8%
Applied Systems, Inc. (ICE LIBOR plus 550 bps)
6.250%, 9–19–25		547	555
Atlas CC Acquisition Corp. (1-Month ICE LIBOR plus 425 bps):
5.000%, 5–25–28		250	251
CommerceHub, Inc. (1-Month ICE LIBOR plus 475 bps)
7.750%, 12–2–28 (C)		433	443
CommerceHub, Inc. (ICE LIBOR plus 400 bps)
4.750%, 12–2–27		398	399
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps)
4.000%, 5–1–24		778	773
Delta Topco, Inc. (ICE LIBOR plus 375 bps)
4.500%, 12–1–27		249	250
Gainwell Acquisition Corp. (ICE LIBOR plus 400 bps)
4.750%, 10–1–27		1,893	1,900
Greeneden U.S. Holdings II LLC (3-Month EURIBOR plus 425 bps)
4.250%, 12–1–27 (G)	EUR	498	580
Informatica LLC
7.125%, 2–25–25		$1,253	1,273
Ivanti Software, Inc. (1-Month ICE LIBOR plus 400 bps)
4.750%, 12–1–27		136	137
Ivanti Software, Inc. (1-Month U.S. LIBOR plus 475 bps)
5.750%, 12–1–27		313	314
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps):
0.000%, 11–30–25 (M)		178	162
4.583%, 11–30–25		1,677	1,529
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps)
8.833%, 11–30–26		534	348

LOANS (F) (Continued)	Principal	Value
Information Technology (Continued)
MoneyGram International, Inc.
0.000%, 7–14–26 (M)	$168	$168
Orion Adviser Solutions, Inc. (ICE LIBOR plus 375 bps)
4.500%, 9–24–27	248	249
Output Services Group, Inc. (ICE LIBOR plus 425 bps)
5.500%, 3–27–24	242	209
Peraton Corp. (1-Month ICE LIBOR plus 375 bps)
4.500%, 2–1–28	259	260
Riverbed Technology, Inc. (1-Month ICE LIBOR plus 600 bps)
7.000%, 12–31–25	443	397
Riverbed Technology, Inc. (7.500% Cash or 4.500% PIK)
7.500%, 12–31–26 (H)	2,271	1,556
Sovos Compliance LLC
0.000%, 7–29–28 (M)	37	37
Sovos Compliance LLC (1-Month ICE LIBOR plus 450 bps)
5.000%, 7–29–28	213	215
Sunshine Software Merger Sub, Inc.
0.000%, 9–21–28 (M)	250	250

		12,255

Materials – 0.7%
Aruba Investments Holdings LLC (ICE LIBOR plus 400 bps)
4.750%, 11–24–27	249	250
ASP Unifrax Holdings, Inc. (1-Month ICE LIBOR plus 375 bps)
3.882%, 12–14–25	418	414
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps)
6.250%, 4–5–24	126	117
Berlin Packaging LLC (1-Month ICE LIBOR plus 375 bps):
4.250%, 3–11–28	250	250
Geon Performance Solutions LLC (1-Month ICE LIBOR plus 475 bps)
5.500%, 8–20–28	250	252
NIC Acquisition Corp. (1-Month ICE LIBOR plus 375 bps)
4.500%, 12–29–27	132	132
NIC Acquisition Corp. (1-Month ICE LIBOR plus 775 bps)
8.500%, 12–29–28 (C)	85	85
Pretium PKG Holdings, Inc. (1-Month ICE LIBOR plus 400 bps)
4.750%, 11–5–27	317	317
Trident TPI Holdings, Inc.:
0.000%, 7–29–28 (M)	250	251
WR Grace Holdings LLC
0.000%, 8–11–28 (M)	250	251

		2,319

LOANS (F) (Continued)	Principal	Value
Real Estate – 0.3%
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps)
7.000%, 1–1–22	$928	$932

Utilities – 0.1%
Dispatch Acquisition Holdings LLC (1-Month ICE LIBOR plus 425 bps)
5.000%, 3–25–28	249	249

Total United States – 17.4%		57,680

TOTAL LOANS – 20.5%		$67,847
(Cost: $68,006)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 0.1%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO
2.500%, 6–15–39	139	140
Federal National Mortgage Association Agency REMIC/CMO
3.000%, 2–25–44	88	92
Government National Mortgage Association Fixed Rate Pass-Through Certificates
3.500%, 4–20–34	39	42

		274

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%		$274
(Cost: $272)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 8.9%
U.S. Treasury Notes:
0.250%, 6–15–24	3,000	2,984
2.875%, 7–31–25	1,735	1,875
0.250%, 10–31–25	3,500	3,421
2.250%, 11–15–25	2,250	2,381
0.375%, 11–30–25	3,500	3,434
0.375%, 12–31–25	2,300	2,254
0.500%, 2–28–26	1,600	1,573
1.625%, 10–31–26	400	412
0.375%, 7–31–27	1,700	1,627
0.500%, 8–31–27	1,000	963
0.375%, 9–30–27	1,800	1,718
0.500%, 10–31–27	2,000	1,920
0.625%, 11–30–27	400	386
1.250%, 4–30–28	1,500	1,499
1.250%, 6–30–28	3,100	3,094

		29,541

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 8.9%		$29,541
(Cost: $29,654)

2021	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (N) – 6.7%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.030%	16,804	$16,804
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.010% (O)	5,565	5,565

		22,369

TOTAL SHORT-TERM SECURITIES – 6.7%		$22,369
(Cost: $22,369)

Value

TOTAL INVESTMENT SECURITIES – 101.1%	$337,095
(Cost: $333,486)

LIABILITIES, NET OF CASH AND OTHER ASSETS (P) – (1.1)%	(3,477)

NET ASSETS – 100.0%	$333,618

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At September 30, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Foresight Energy L.P.	6–30–20 – 9–8–20	42	$829	$894
New Cotai Participation Corp., Class B	9–29–20	414	3,632	890
Studio City International Holdings Ltd. ADR	8–5–20	19	297	156
Targa Resources Corp., 9.500%	10–24–17	1	1,624	1,567

		Principal
Foresight Energy LLC (ICE LIBOR plus 800 bps), 9.500%, 6–29–27	12–31–20	$292	292	292
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 9–10–25	9–10–20 to 3–16–21	125	125	124

			$6,799	$3,923

The	total value of these securities represented 1.2% of net assets at September 30, 2021.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(E)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $152,189 or 45.6% of net assets.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, EUR - Euro and GBP - British Pound).

(H)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(I)	All or a portion of securities with an aggregate value of $7,640 are on loan.

(J)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(K)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(L)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

42	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

(M)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(N)	Rate shown is the annualized 7-day yield at September 30, 2021.

(O)	Investment made with cash collateral received from securities on loan.

(P)	Cash of $7 has been pledged as collateral on open futures contracts.

(Q)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

The following forward foreign currency contracts were outstanding at September 30, 2021:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	1,425	U.S. Dollar	1,112	11-19-21	Morgan Stanley International	$—	$13
Euro	10,220	U.S. Dollar	12,028	1-31-22	JPMorgan Securities LLC	158	—
British Pound	810	U.S. Dollar	1,108	1-31-22	JPMorgan Securities LLC	16	—

						$174	$13

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. Treasury Ultra Long Bond	Short	1	12–21–21	100	$(191)	$7

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$1,788	$—	$—
Consumer Discretionary	869	—	940
Energy	—	437	894
Total Common Stocks	$2,657	$437	$1,834
Preferred Stocks	—	1,578	—
Warrants	16	—	—
Asset-Backed Securities	—	4,658	—
Corporate Debt Securities	—	187,381	—
Mortgage-Backed Securities	—	4,325	—
Other Government Securities	—	14,178	—
Loans	—	63,115	4,732
United States Government Agency Obligations	—	274	—
United States Government Obligations	—	29,541	—
Short-Term Securities	16,804	—	—
Total	$19,477	$305,487	$6,566
Forward Foreign Currency Contracts	$—	$174	$—
Futures Contracts	$7	$—	$—
Liabilities
Forward Foreign Currency Contracts	$—	$13	$—

The following forward foreign currency contracts were outstanding at September 30, 2021:

2021	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Loans
Beginning Balance 10–1–20	$2,483	$3,370
Net realized gain (loss)	(149)	30
Net change in unrealized appreciation (depreciation)	(600)	290
Purchases	—	4,986
Sales	—	(3,952)
Amortization/Accretion of premium/discount	—	8
Transfers into Level 3 during the period	100	—
Transfers out of Level 3 during the period	—	—

Ending Balance 9–30–21	$1,834	$4,732

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-21	$(749)	$142

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–21	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$890	Market approach	Financials	N/A
			Premium	20.00%
	50	Market approach	Revenue multiple	0.67x
			EBITDA multiple	4.62x
	894	Market approach	Discount for lack of marketability	30.00%

Loans	4,732	Third-party valuation service	Broker quotes	N/A

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CLO = Collateralized Loan Obligation

CMO = Collateralized Mortgage Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in Kind

REMIC = Real Estate Mortgage Investment Conduit

44	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2021

Market Sector Diversification
(as a % of net assets)
Financials	20.3%
Consumer Discretionary	13.6%
Communication Services	11.9%
United States Government and Government Agency Obligations	9.0%
Industrials	7.3%
Information Technology	6.1%
Energy	5.5%
Other Government Securities	4.3%
Materials	4.1%
Health Care	3.9%
Utilities	3.6%
Consumer Staples	3.6%
Real Estate	1.1%
Other+	5.7%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	45

MANAGEMENT DISCUSSION	DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Below, Bryan J. Bailey, CFA, Gregory A. Gizzi, Stephen J. Czepiel and Jake van Roden co-portfolio managers of the Delaware Ivy California Municipal High Income Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Bailey assumed management responsibilities for the Fund in October 2020 and he has 33 years of industry experience. Mr. Gizzi, Mr. Czepiel and Mr. van Roden assumed co-management responsibilities for the Fund, along with Mr. Bailey, in May 2021. They have 37, 39 and 17 years of industry experience, respectively.

Fiscal Year Performance

For the 12 months ended September 30, 2021
Delaware Ivy California Municipal High Income Fund	3.97%
(Class A shares at net asset value)
Ivy Delaware California Municipal High Income Fund	1.36%
(Class A shares including sales charges)

Benchmark(s) and Morningstar Category
Bloomberg Municipal High Yield Index	11.33%
(reflects the performance of securities generally representing the municipal high yield bond market)
Bloomberg Municipal Bond Index	2.63%
(reflects the performance of securities generally representing the municipal bond market)
Morningstar Muni California Long Category Average	3.84%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Market review

Fiscal year 2020 began in a relatively orderly fashion, as the municipal market had made a swift recovery from the heightened volatility and liquidity-stressed market observed in the first quarter of 2020. Confidence was restored with the implementation of two Federal Reserve (Fed) programs, specifically the Money Market Liquidity Facility (MMLF) and Municipal Liquidity Facility (MLF). The $2.2 trillion stimulus package (CARES Act), that included aid to state and local governments, and other municipal sectors such as hospitals, airports and education, added additional support to the market while reducing volatility substantially.

Persistent themes that dominated the entire fund fiscal year were robust flows into the asset class combined with negative tax-exempt supply, which was negatively impacted by heavy taxable municipal issuance. Another powerful driver for the Fund’s investment performance during the fiscal year was extreme credit spread compression. As yields on the highest quality bonds approached the all-time low levels, which we first observed prior to the March COVID-19 market shock, investors moved further out on the credit spectrum, including high yield, in search of higher absolute yields. This reach for yield was occurring while many credit metrics of even historically stable issuers were deteriorating with each passing day. Creditor protections in many lower quality new issues were also being relaxed substantially. In this yield-seeking environment, investors were showing little concern for bearing this increased credit risk. Distressed situations within the high yield space were occurring with more frequency as we moved through the fiscal year, especially in continuing care retirement communities, project financing, and higher education student housing projects.

The election of President Biden along with the Democrats seizing control of Congress brought swift passage of large fiscal stimulus bills that would have been impossible with a divided government. The overall credit profile of the municipal bond market was enhanced significantly with the passage of President Biden’s $1.9 trillion American Rescue Plan in first quarter of 2021. The bill included more than $500 billion in aid to states, cities, public transportation, education, airports, and others. While we continue to remain somewhat concerned regarding the relaxed creditor protections we observe on a persistent basis, there is no doubt the overall credit profile of the municipal bond market has improved dramatically as a result of this legislation.

The positive market momentum continued throughout the remainder of the fiscal year, despite a shift in the dot-plot projections at both June and September Federal Open Market Committee meetings, elevated inflation data, and global supply chain issues. Offsets have been the surge in COVID-19 cases from the Delta variant, and a disappointing string of labor market reports.

46	ANNUAL REPORT	2021

As we closed out the fiscal year, market attention has been keenly focused on the ongoing bickering in Congress in its attempt to pass two infrastructure deals. The first is an approximate $1.2 trillion traditional infrastructure deal, while the other is a $3.5 trillion social spending or “human infrastructure” deal that has not been unanimously supported by the 50 Democrats in the Senate, a must for this bill to pass under the reconciliation process given the 50-50 split in the Senate between the Democrats and Republicans. On the economic front, gross domestic product (GDP) growth forecasts for the third quarter of 2021 were reduced by approximately 4% with the catalysts being supply chain issues and a slowdown in housing. Inflation increases have moderated compared to earlier in the fiscal year, validating the Fed’s current transitory stance.

Performance and positioning

The Fund had a positive return for the fiscal year but underperformed its Bloomberg Municipal High Yield Index benchmark. It outperformed its Bloomberg Municipal Bond Index benchmark and Morningstar peer group average for the period.

The Fund began the fiscal year positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of a more than 35-year bull market period in bonds. However, given the unprecedented fiscal and monetary responses to the pandemic, as well as stretched equity valuations, we are questioning whether the bull market in bonds may indeed continue well into the future, while acknowledging that rates are now slightly higher than the all-time lows we observed in August 2021. Fund sensitivity to interest rates was held at a slightly lower level relative to the Fund’s benchmarks in the first half of the fiscal year, while the portfolio was structured with a higher quality concentration. With the addition of three co-portfolio managers to the Fund in May 2021, the Fund’s duration has been pushed out to a neutral position relative to the benchmarks with a modest addition to lower investment grade and high yield holdings. Portfolio turnover remained very low as we felt that the Fund was structured appropriately entering the fiscal year.

Overall performance could have been enhanced if we would have been willing to increase exposure to the lower investment grade and high yield sectors of the market while lengthening portfolio duration. However, we felt the Fund was well positioned to handle the unprecedented spike in volatility and subsequent liquidity pressures that resulted from the COVID-19 pandemic market selloff in the spring 2020. Shareholders were participating on the upside, while downside protection was substantial. We are not willing to take excessive credit and duration risks or utilize leverage to produce outsized returns that historically have been unsustainable, while exposing investors to increased risk to the inevitable downside and a higher level of NAV volatility. We will not compromise our management discipline. Preservation of capital is an important consideration in our efforts.

Looking ahead

At this juncture, we believe the municipal bond market is expensive relative to most taxable fixed income alternatives. There is much euphoria as a result of the massive stimulus funds provided by the numerous packages that have come out of Washington. Potential corporate and personal income tax rate increases on the horizon are also adding to the exuberance. This may be mitigated to some degree if there is a repeal of the State and Local Tax (SALT) cap, which we believe has added to additional investor demand for municipal bonds. Reinstating tax-exempt advance refunding ability, which is currently being discussed, would be a positive development. Large investor flows into a negative supply market is also a tailwind. However, credit spreads are hovering near all-time lows and are well inside both 5-year and 10-year averages. In our view, upside pressure on treasury market yields will eventually have to be acknowledged by the municipal bond market, as this has been the historical relationship between these markets. A reversal of the persistent negative supply conditions could also pose a potential headwind, while a sustained period of negative returns in the municipal bond space could be a catalyst to reverse the long-running investor flows that have supported the market. The Fed allowed the MMLF and MLF programs to expire at the end of 2020, making it no longer positioned to be the lender of last resort in a stressed market.

Reopening of the US economy, large fiscal spending, and extremely accommodative monetary policy appear to be providing a very positive backdrop for strong economic performance. Funding of the numerous aid packages that have already been passed — President Biden’s $2.25 trillion American Jobs Plan, as well as the potentially impending infrastructure deals — have the potential to put upward pressure on treasury yields. It is quite rare for treasury rates to be so low when economic growth expectations are so elevated. Add in numerous supply chain issues, and you have a recipe for potential upward pressure on inflation. The Fed’s tapering plans as well as any surprises with its policy tightening timeline will need to be monitored closely. While the Fed continues to believe that elevated inflation measures are merely transitory, they may be incorrect. Therefore, we are proceeding with caution regarding duration extension.

Defaults in the municipal bond asset class continue to be rare and tend to be highly concentrated in the high yield space. We remain confident in our belief that investment grade municipal bond default rates will continue to be much lower than any other fixed income alternatives except US Treasuries, with recoveries much higher than the corporate bond market. We

2021	ANNUAL REPORT	47

are beginning to see distressed situations in the high yield space with more frequency. This will need to be monitored closely, as we believe an acceleration of defaults or impairments on a larger scale would impact the high-grade space as funds sell the highest quality, most liquid holdings, to fund investor redemptions, if an outflow cycle were to commence.

Subsequent Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the portfolio manager team of Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden of Delaware Management Company (DMC) as Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund was renamed from Ivy California Municipal High Income Fund.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy California Municipal High Income Fund.

48	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Bonds	99.3%
Municipal Bonds	99.3%
Cash and Other Assets (Net of Liabilities)	0.7%

Quality Weightings

Investment Grade	59.0%
AA	14.0%
A	18.8%
BBB	26.2%
Non-Investment Grade	40.3%
BB	4.9%
B	1.6%
CCC	0.2%
Below CCC	1.5%
Non-rated	32.1%
Cash and Other Assets (Net of Liabilities)	0.7%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

(a)Effective	July 1, 2021, the name of Ivy California Municipal High Income Fund changed to Delaware Ivy California Municipal High Income Fund.

2021	ANNUAL REPORT	49

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class Y
1-year period ended 9-30-21	1.36%	3.09%	4.18%	3.97%
5-year period ended 9-30-21	—	—	—	—
10-year period ended 9-30-21	—	—	—	—
Since Inception of Class through 9-30-21(4)	3.19%	2.86%	3.92%	3.71%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)	10-3-16 for Class A shares, 10-3-16 for Class C shares, 10-3-16 for Class I shares and 10-3-16 for Class Y shares (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy California Municipal High Income Fund changed to Delaware Ivy California Municipal High Income Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

50	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2021

MUNICIPAL BONDS	Principal	Value
California – 91.5%
CA Cnty Tob Securitization Agy, Tob Stlmt Asset-Bkd Bonds (Stanislaus Cnty Tob Funding Corp.), Ser 2006,
0.000%, 6–1–55 (A)	$1,000	$91
CA Cnty Tob Securitization Agy, Tob Stlmt Bonds (Gold Country Stlmt Funding Corp.), Ser 2020B-1,
4.000%, 6–1–49	250	282
CA Cnty Tob Securitization Agy, Tob Stlmt Bonds (Merced Cnty Tob Funding Corp.), Ser 2020B,
5.000%, 6–1–50	250	295
CA Cnty Tob Securitization Agy, Tob Stlmt Bonds (Sonoma Cnty Securitization Corp.), Ser 2020B-2,
0.000%, 6–1–55 (A)	250	63
CA Edu Fac Auth, Rev Bonds (Art Ctr College of Design), Ser 2018A,
5.000%, 12–1–48	250	298
CA Edu Fac Auth, Rev Bonds (Loma Linda Univ), Ser 2017A,
5.000%, 4–1–47	300	349
CA Muni Fin Auth, Charter Sch Rev Bonds (Learning Choice Academy), Ser 2021A,
4.000%, 7–1–31	100	115
CA Muni Fin Auth, Charter Sch Rev Bonds (Palmdale Aerospace Academy Proj), Ser 2018A,
5.000%, 7–1–49	300	347
CA Muni Fin Auth, Insd Rev Bonds (Channing House Proj), Ser 2017B (Insured by the CA Office of Statewide Hlth Planning and Dev),
5.000%, 5–15–24	100	112
CA Muni Fin Auth, Rev Bonds (CA Baptist Univ), Ser 2016A,
5.000%, 11–1–46	500	574
CA Muni Fin Auth, Rev Bonds (CA Lutheran Univ), Ser 2018,
5.000%, 10–1–27	250	307
CA Muni Fin Auth, Rev Bonds (Ret Hsng Fndtn Oblig Group), Ser 2017A,
5.000%, 11–15–32	425	534
CA Muni Fin Auth, Rev Rfdg Bonds (Eisenhower Med Ctr), Ser 2017B:
5.000%, 7–1–37	250	299
5.000%, 7–1–42	250	297
CA Muni Fin Auth, Rev Rfdg Bonds (HumanGood Oblig Group), Ser 2019A,
4.000%, 10–1–28	290	335
CA Muni Fin Auth, Spl Fac Rev Bonds (Utd Airlines, Inc. Los Angeles Intl Arpt Proj), Ser 2019,
4.000%, 7–15–29	250	283
CA Muni Fin Auth, Sr Lien Rev Bonds (LINXS APM Proj), Ser 2018A:
4.000%, 12–31–47	250	276
5.000%, 12–31–47	250	298

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Muni Fin Auth, Student Hsng Rev Bonds (CHF-Davis I LLC – West Vlg Student Hsng Proj), Ser 2018 (Insured by BAMAC),
4.000%, 5–15–48	$300	$340
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rfdg Rev Bonds (Waste Mgmt, Inc. Proj), Ser 2015A-1,
3.375%, 7–1–25	300	331
CA Pollutn Ctl Fin Auth, Water Furnishing Rev Bonds (Poseidon Res (Channelside) L.P. Desalination Proj), Ser 2012,
5.000%, 11–21–45	250	261
CA Pollutn Ctl Fin Auth, Water Furnishing Rev Rfdg Bonds (San Diego Cnty Water Auth Desalination Proj Pipeline), Ser 2019,
5.000%, 11–21–45	250	297
CA Sch Fin Auth, Charter Sch Rev Bonds (Aspire Pub Sch), Ser 2020A,
5.000%, 8–1–40 (B)	100	119
CA Sch Fin Auth, Charter Sch Rev Bonds (Classical Academies Proj), Ser 2020A,
5.000%, 10–1–50 (B)	250	292
CA Sch Fin Auth, Charter Sch Rev Bonds (Larchmont Charter Sch Proj), Ser 2018A,
5.000%, 6–1–43	250	280
CA Sch Fin Auth, Charter Sch Rev Bonds (Rocketship Pub Sch – Oblig Group), Ser 2017G:
5.000%, 6–1–30	310	357
5.000%, 6–1–37	330	374
CA Sch Fin Auth, Charter Sch Rev Rfdg Bonds (Aspire Pub Sch – Oblig Group), Ser 2016:
5.000%, 8–1–41	250	282
CA Sch Fin Auth, Sch Fac Rev Bonds (Green Dot Pub Sch CA Proj), Ser 2018A,
5.000%, 8–1–48	250	291
CA Sch Fin Auth, Sch Fac Rev Bonds (Kipp LA Proj), Ser 2017A,
5.000%, 7–1–47	300	346
CA Sch Fin Auth, Sch Fac Rev Rfdg Bonds (HTH Learning Proj), Ser 2017A,
5.000%, 7–1–49	300	338
CA Statewide Cmnty Dev Auth, Rev Bonds (American Baptist Homes of the West), Ser 2015,
5.000%, 10–1–22	270	282
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A,
5.250%, 12–1–56	250	279

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase IV-ACHF – Irvine LLC), Ser 2017,
5.000%, 5–15–47	$185	$218
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apts, Phase IV-A CHF – Irvine LLC), Ser 2017,
5.000%, 5–15–42	300	357
CA Statewide Comnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2014A,
5.250%, 12–1–44	250	282
CA Various Purp GO Rfdg Bonds,
5.000%, 9–1–41	310	404
Chino Pub Fin Auth, Local Agy Rfdg Bonds, Ser 2016A,
3.500%, 9–1–43	250	262
Chino, CA, Cmnty Fac Dist, Spl Tax Rev Bonds, Ser 2016-2,
5.000%, 9–1–47	150	167
Cmnty Fac Dist No. 36 of Jurupa Cmnty Svc Dist., Spl Tax Bonds, Ser 2017A:
4.125%, 9–1–42	200	217
4.250%, 9–1–47	300	325
CSCDA Cmnty Impvt Auth, Essential Hsng Rev Bonds, Ser 2021A,
4.000%, 8–1–56 (B)	300	318
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-1 (Insured by AGM),
3.950%, 1–15–53	300	328
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2017A-1,
5.000%, 6–1–29	450	541
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-2 Sr Convertible Bonds,
5.300%, 6–1–37	150	154
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-1,
5.000%, 6–1–47	500	514
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-2,
5.000%, 6–1–47	250	257
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1 Spl Tax Bonds, Ser 2017B (Insured by BAMAC),
5.000%, 9–1–47	150	176
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1 Spl Tax Bonds, Ser 2019A,
4.000%, 9–1–54	250	287
Lammersville, CA, Joint Unif Sch Dist, Spl Tax Bonds (Lammersville Sch Dist Cmnty Fac Dist No. 2002, Mountain House), Ser 2017,
5.000%, 9–1–33	500	590

2021	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Long Beach Bond Fin Auth, Natural Gas Purchase Rev Bonds, Ser 2007A,
5.500%, 11–15–37	$165	$240
Los Angeles, CA, Dept of Arpts, Los Angeles Intl Arpt Sub Rev Bonds, Ser 2016B,
5.000%, 5–15–46	300	350
Los Angeles, CA, Hsng Auth, Mtg Rev Bonds (Union Port Proj), Ser 2021A,
4.000%, 6–1–30	135	160
Los Angeles, CA, Hsng Auth, Mtg Rev Rfdg Bonds (Union Port Proj), Ser 2020A,
3.250%, 6–1–35	250	263
M-S-R Energy Auth, Gas Rev Bonds, Ser 2009C,
7.000%, 11–1–34	300	452
Murrieta, CA, Cmnty Fac Dist No. 2005-5, Spl Tax Bonds (Golden City), Ser 2017A,
5.000%, 9–1–46	300	347
Oakland-Alameda Cnty Coliseum Auth, Lease Rev Bonds (Oakland Coliseum Proj), Ser 2012A,
5.000%, 2–1–24	250	254
Ontario, CA, Cmnty Fac Dist No. 28, Spl Tax Bonds (New Haven Fac – Area A), Ser 2017:
5.000%, 9–1–42	130	144
5.000%, 9–1–47	230	255
Ontario, CA, Cmnty Fac Dist No. 31, Spl Tax Bonds (Carriage House/Amberly Lane), Ser 2017,
5.000%, 9–1–47	135	156
Oro Grande Elem Sch Dist, Rfdg Cert of Part, Ser 2020,
4.000%, 9–15–32	300	324
Paramount Unif Sch Dist (Los Angeles Cnty, CA), Election of 2016 GO Bonds, Ser 2020C (Insured by BAMAC),
4.000%, 8–1–40	275	324
Poway Unif Sch Dist, Spl Tax Bonds (Cmnty Fac Dist No. 15 Del Sur East Impvt Area C), Ser 2016,
5.000%, 9–1–46	250	285
Regents of the Univ of CA, Ltd. Proj Rev Bonds, Ser M,
5.000%, 5–15–32	200	245
Richmond Joint Powers Fin Auth, Lease Rev Rfdg Bonds (Civic Ctr Proj), Ser 2019A (Insured by AGM),
5.000%, 11–1–25	250	291
Roseville, CA, Spl Tax Rev Bonds (Fiddyment Ranch Cmnty Fac Dist No. 1), Ser 2017A,
5.000%, 9–1–35	250	295
Sacramento Cnty, Arpt Sys Sr Rev Rfdg Bonds, Ser 2020,
4.000%, 7–1–40	150	176

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Sacramento Cnty, Arpt Sys Sub Rev Rfdg Bonds, Ser 2018E,
5.000%, 7–1–35	$250	$307
Sacramento, CA, Spl Tax Bonds (Natomas Cent Comnty Fac), Ser 2016,
5.000%, 9–1–41	250	286
San Bernardino, CA, Cmnty Fac Dist No. 2006-1 (Lytle Creek North), Impvt Area No. 4 Spl Tax Bonds, Ser 2016,
4.000%, 9–1–42	250	261
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011,
7.500%, 12–1–41	100	101
San Diego Assoc of Govts, South Bay Expressway Toll Rev First Sr Lien Bonds, Ser 2017A,
5.000%, 7–1–27	100	122
San Diego Cnty Rgnl Arpt Auth, Sub Arpt Rev Bonds, Ser 2017A,
5.000%, 7–1–42	200	241
San Diego Unif Sch Dist, GO Bonds, Election of 2012, Ser M-2,
3.000%, 7–1–50	250	265
San Francisco City and Cnty Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Bonds, Ser 2019A,
4.000%, 5–1–49	250	282
San Francisco City and Cnty Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Rfdg Bonds, Ser 2020A,
4.000%, 5–1–40	150	173
San Francisco City and Cnty Pub Util Comsn, Water Rev Bonds, Ser 2016AB,
4.000%, 11–1–39	250	284
San Jose, CA, Arpt Rev Rfdg Bonds, Ser 2017A,
5.000%, 3–1–47	200	236
San Mateo Cmnty Fac Dist No. 2008-1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9–1–42	250	259
Southn CA Pub Power Auth, Gas Proj Rev Bonds (Proj No. 1), Ser 2007A,
5.000%, 11–1–33	295	398
State Pub Works Board of CA, Lease Rev Rfdg Bonds (Dept of Edu), Ser 2017H,
5.000%, 4–1–26	300	359
Successor Agy to the Redev Agy of the City of Cathedral City, Tax Alloc Rev Rfdg Bonds, Ser 2021A (Insured by BAMAC),
4.000%, 8–1–34	300	354
Successor Agy to the Redev Agy of the City of Tulare, Tax Alloc Rfdg Bonds, Ser 2017A (Insured by BAMAC),
4.000%, 8–1–40	250	277

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006D,
0.000%, 6–1–46 (A)	$300	$54
WA Township Hlth Care Dist Rev Bonds, Ser 2017A,
3.750%, 7–1–31	255	279
Westn Riverside Water and Wastewater Fin Auth, Local Agy Rev Rfdg Bonds, Ser 2016A,
5.000%, 9–1–29	250	299
William S. Hart Union High Sch Dist, Cmnty Fac Dist No. 2015-1 Spl Tax Bonds, Ser 2017,
5.000%, 9–1–47	300	338

		24,757

Guam – 1.0%
Guam Port Rev Bonds, Ser 2018B,
5.000%, 7–1–22	250	257

Puerto Rico – 6.8%
Cmnwlth of PR, GO Bonds of 2014, Ser A,
8.000%, 7–1–35 (C)	360	311
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2007A-4,
5.250%, 7–1–30	135	136
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2012A:
5.000%, 7–1–37 (C)	425	417
5.500%, 7–1–39 (C)	125	115
7.500%, 8–20–40	370	348
PR Hwy and Trans Auth, Hwy Rev Rfdg Bonds, Ser CC:
5.250%, 7–1–32	120	133
5.250%, 7–1–33	50	55
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010C:
4.750%, 7–1–53	135	151
5.000%, 7–1–58	100	114
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, Ser 2018A-1,
0.000%, 7–1–51 (A)	275	66

		1,846

TOTAL MUNICIPAL BONDS – 99.3%		$26,860
(Cost: $25,043)

TOTAL INVESTMENT SECURITIES – 99.3%		$26,860
(Cost: $25,043)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		197

NET ASSETS – 100.0%		$27,057

52	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2021

Notes to Schedule of Investments

(A)	Zero coupon bond.

(B)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $729 or 2.7% of net assets.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$26,860	$—
Total	$—	$26,860	$—

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

BAMAC = Build America Mutual Assurance Co.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	53

MANAGEMENT DISCUSSION	DELAWARE IVY CASH MANAGEMENT FUND

(UNAUDITED)

Below, Mira Stevovich, CFA, portfolio manager of the Delaware Ivy Cash Management Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2021. She has managed the Fund since 1998 and has 34 years of industry experience.

The Fund’s fiscal year ended on September 30, 2021 with short-term rates at very low levels, following two emergency rate cuts of 50 basis points (bps) and 100 bps on March 3 and 15 of 2020. The March 2020 rate moves were made to support the economy as the COVID-19 pandemic evolved in the US. Short term rates remained at low levels throughout the Fund’s fiscal year because of the effects of the pandemic on the economy.

Fed intervention

The Fund’s fiscal year started and ended with the federal funds rate in a range of 0.00-0.25%. The Federal Reserve (Fed) continued to use an interest rate band of a quarter percentage point to manage the federal funds rate. The Reverse Repo Program (RRP) continued as a tool to manage the band floor. For most of the fiscal year the RRP rate was maintained at zero. However, due to the extraordinary level of liquidity in the system, the Fed raised the rate to 5 bps and at the same time increased the Interest on Reserve balances to 0.15, to help maintain the zero-interest rate floor.

Lower interest rates caused lower interest to be earned on money market securities, therefore causing the yield on the Fund to decline over the fiscal year. The Securities and Exchange Commission (SEC) regulation requiring at least 30% of the Fund’s holdings mature in five business days or less continues to affect the Fund’s return because very short maturities tend to carry the lowest interest rates.

Within the confines of the Fund’s liquidity and maturity requirements, we sought to maintain yield by purchasing longer-dated securities when possible. We invested in floating rate notes based on the one- or three-month London Interbank Offered Rate (LIBOR) early in the fiscal year. However, later we began to invest in floating rate notes based on the daily effective federal funds rate, as well as the new SOFR (Secured Overnight Financing Rate) index, which is a daily measure of the cost of borrowing overnight funds collateralized by Treasury securities from a variety of sources. This index was established as a replacement for LIBOR, which the industry has decided should begin to be discontinued at the end of 2021.

Credit quality remained an important factor in the management and performance of the Fund. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past fiscal year, we continued to emphasize investments of higher credit quality from a variety of industries and sectors and we intend to continue to do so going forward, while providing value to the Fund. We remain selective of our investments. We anticipate continuing to use floating-rate securities as tools for managing the weighted average maturity (WAM) of the Fund, while providing attractive yields. We also intend to include US Treasury and government agency securities, as necessary.

We are managing the Fund to comply with SEC regulations of money market funds. The SEC added these regulations to provide money market investors with greater protection and more timely information about the funds in which they invest. Liquidity and investing for diversification continue to be paramount in our management of the Fund. To this end, we are maintaining daily and weekly liquidity levels according to the regulations and in preparation of the Fund’s liquidation. We will continue to manage the Fund in what we believe is a prudent manner and in accordance with SEC regulations until it is liquidated. It has been an honor and a privilege to manage the Fund for the benefit of our shareholders for the past 23 years.

Subsequent Event(s): On September 13, 2021, the Board of Trustees of the Ivy Funds approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution date (Liquidation Date) will be announced at least 60 days prior to the liquidation. Effective on or about November 15, 2021, Stephen Juszczyszyn and Kathleen Marnell Burst will serve as portfolio managers of the Fund until the Liquidation Date.

The Fund was closed to new investors on September 30, 2021 and will be closed to existing shareholders five (5) business days before the Liquidation Date.

Effective July 1, 2021, the Fund was renamed from Ivy Cash Management Fund.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and it is possible to lose money on your investment.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment

54	ANNUAL REPORT	2021

in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

2021	ANNUAL REPORT	55

PORTFOLIO HIGHLIGHTS	DELAWARE IVY CASH MANAGEMENT FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Corporate Obligations	73.1%
Commercial Paper	40.6%
Money Market Funds	25.0%
Master Note	4.2%
Notes	3.3%
United States Government and Government Agency Obligations	21.3%
Municipal Obligations	5.3%
Cash and Other Assets (Net of Liabilities)	0.3%

(a)Effective July 1, 2021, the name of Ivy Cash Management Fund changed to Delaware Ivy Cash Management Fund.

56	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CASH MANAGEMENT FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE OBLIGATIONS	Principal	Value
Commercial Paper (A)
Canadian Imperial Bank of Commerce:
0.050%, 10–7–21	$2,500	$2,500
0.050%, 10–12–21	20,000	19,999
Corporacion Andina de Fomento,
0.120%, 10–13–21	3,000	3,000
Danaher Corp.,
0.100%, 10–6–21	4,500	4,500
Florida Power & Light Co.:
0.050%, 10–1–21	10,000	10,000
0.050%, 10–7–21	8,000	8,000
J.M. Smucker Co. (The),
0.100%, 10–1–21	4,530	4,530
Kellogg Co.,
0.110%, 10–5–21	4,500	4,500
Kimberly-Clark Corp.,
0.050%, 10–20–21	3,500	3,500
Northern Illinois Gas Co.,
0.080%, 10–7–21	23,100	23,100
Rockwell Automation, Inc.,
0.070%, 10–1–21	22,685	22,685
Sonoco Products Co.,
0.120%, 10–1–21	4,530	4,530
Toronto-Dominion Bank,
0.060%, 10–1–21	20,000	20,000
TotalEnergies Capital Canada Ltd. (GTD by Total S.A.),
0.060%, 10–27–21	5,000	5,000
Unilever Capital Corp.,
0.050%, 10–1–21	22,600	22,600
Wisconsin Electric Power Co.,
0.100%, 10–1–21	21,500	21,500
Wisconsin Gas LLC,
0.130%, 10–6–21	4,500	4,500

Total Commercial Paper – 40.6%		184,444
Master Note
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 25 bps),
0.200%, 10–7–21 (B)	19,200	19,200

Total Master Note – 4.2%		19,200
Notes
Net Magan Two LLC (GTD by Federal Home Loan Bank) (1-Month U.S. LIBOR plus 10 bps),
0.330%, 10–7–21 (B)	15,200	15,200

Total Notes – 3.3%		15,200

TOTAL CORPORATE OBLIGATIONS – 48.1%		$218,844
(Cost: $218,844)

MONEY MARKET FUNDS	Shares	Value
Money Market Funds (C)
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.025%, 10–1–21	113,513	$113,513

Total Money Market Funds – 25.0%		$113,513
(Cost: $113,513)

MUNICIPAL OBLIGATIONS	Principal
California – 2.4%
CA Sch Fin Auth, Rev Notes (Granada Hills Charter High Sch), Ser 2021A-1 (GTD by Citigroup, Inc.),
0.260%, 12–30–21	$6,835	6,835
CA Sch Fin Auth, Rev Notes (Granada Hills Charter High Sch), Ser 2021B-2 (GTD by Royal Bank of Scotland),
0.260%, 12–30–21	4,000	4,000

		10,835

Colorado – 0.2%
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.) (BVAL plus 30 bps),
0.160%, 10–7–21 (B)	1,100	1,100

Kansas – 0.4%
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
0.080%, 10–1–21 (B)	1,785	1,785

Missouri – 1.1%
Kansas City, MO, Var Rate Dem Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.) (BVAL plus 22 bps),
0.100%, 10–7–21 (B)	5,200	5,200

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
New Jersey – 0.9%
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank N.A.) (1-Week U.S. LIBOR plus 10 bps),
0.130%, 10–7–21 (B)	$4,205	$4,205

Virginia – 0.3%
Staunton, VA, Indl Dev Auth Commercial Paper, Ser 2005B (GTD by Bank of America N.A.),
0.120%, 10–1–21	1,575	1,575

TOTAL MUNICIPAL OBLIGATIONS – 5.3%		$24,700
(Cost: $24,700)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
Treasury Bills (A) – 0.8%
U.S. Treasury Bills,
0.050%, 10–14–21	3,500	3,500

United States Government Agency Obligations – 20.5%
U.S. International Development Finance Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
0.080%, 10–7–21 (B)	43,068	43,068
0.090%, 10–7–21 (B)	50,007	50,007

		93,075

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 21.3%		$96,575
(Cost: $96,575)

TOTAL INVESTMENT SECURITIES – 99.7%		$453,632
(Cost: $453,632)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,205

NET ASSETS – 100.0%		$454,837

2021	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	DELAWARE IVY CASH MANAGEMENT FUND (in thousands)

SEPTEMBER 30, 2021

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at September 30, 2021.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2021. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Rate shown is the annualized 7-day yield at September 30, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$218,844	$—
Money Market Funds	113,513	—	—
Municipal Obligations	—	24,700	—
United States Government and Government Agency Obligations	—	96,575	—
Total	$113,513	$340,119	$—

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

58	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY CORPORATE BOND FUND

(UNAUDITED)

Below, Mark G. Beischel, CFA and Susan K. Regan, co-portfolio managers of the Delaware Ivy Corporate Bond Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Beischel has managed the Fund since April 2018 and has 28 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 34 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2021
Delaware Ivy Corporate Bond Fund
(Class A shares at net asset value)	1.59%
Delaware Ivy Corporate Bond Fund
(Class A shares including sales charges)	-0.99%

Benchmark and Morningstar Category
Bloomberg US Credit Index	1.45%
(generally reflects the performance of securities representing the US credit market)
Morningstar Corporate Bond Category Average	2.42%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Unprecedented recovery lifts asset classes

The past fiscal year witnessed an unprecedented recovery from the COVID-19 pandemic as the vaccine rollout allowed for the economy to reopen and monetary and fiscal authorities continued to provide epic levels of support for the economy as well as financial assets. US Treasury yields rose substantially as the recovery unfolded with the 10-year US Treasury yield rising 81 basis points (bps) to 1.49% at the end of the fiscal year. Risk assets continued its recovery and ultimately many asset classes hit record levels. The stimulus and the vaccination rollout resulted in the S&P 500 Index rising by almost 30% for the past fiscal year. Credit spreads in investment-grade credit tightened as well with the spread on the Fund’s benchmark, the Bloomberg US Credit Index, tightening from 128 bps to 80 bps during the year. The tightening was partially offset by the rise in rates, resulting in a total return of 1.45% for investment-grade credit. High yield, as measured by the Bloomberg US Corporate High Yield Index, posted an 11.28% return for the year, as the spread on the index tightened from 517 bps to 289 bps in the period.

Macro data points in the last year have largely strengthened although not without volatility. The signals from the data are clouded by the various unprecedented forces affecting the economy. Markets grappled with what the data meant in light of the reopening trends, stimulus and severe supply chain issues facing many industries. Over the last year, non-farm payroll growth averaged just over 500,000 jobs per month through August, however the last reading for August was less than half of that average given the Delta variant and significant supply chain issues holding back employment growth. Inflation spiked during the past year as the large amount of stimulus, pent up demand unleashed from the reopening as well as the supply chain issues plaguing the economy resulted in year-over-year Core CPI less food and energy rising from 1.7% to 4% over the period after reaching a peak of 4.5% in June. Consumer confidence also rose from 101 to 109 over the fiscal year but had hit a peak of 129 in June before declining on the Delta variant, inflation concerns as well as the fading stimulus benefit.

Over the period, the US Federal Reserve (Fed) left interest rates unchanged from the present 0-0.25% rate. The Fed made important steps toward policy normalization in the form of guidance, suggesting that the taper timeline would be pulled forward and likely begin in 2021. Additionally, the high inflation readings and macro data caused a shift in the Fed dot plot, suggesting that an increase in the federal funds rate was increasingly probable in 2022. The Fed also ceased its purchases and unwound the corporate credit facility that it had established last year, however this did not have a material effect on the market.

Fundamentals in the investment-grade space improved and largely returned to pre-COVID-19 levels. Gross leverage fell to three times in the second quarter of calendar year 2021, down from 3.2 times at the same time the prior year. In the second quarter of calendar year 2021, earnings before interest, taxes, depreciation and amortization (EBITDA), rose 11% year-over-year, while debt fell 2.6%. Given the deleveraging, companies have begun to and will likely continue to pivot towards shareholder rewards. Over the last year, shareholder payouts rose 3% after declining during the pandemic.

The favorable technical backdrop has continued to support the investment-grade market. Fund flows have been exceptionally strong with 2021 calendar year-to-date inflows of approximately $220 billion, more than 8% of the aggregate

2021	ANNUAL REPORT	59

funds in the asset class. Net supply has slowed sharply as well, with calendar year-to-date net supply of $477 billion relative to $1.07 trillion for the same period of 2020. Lastly, relative yields in the US investment-grade credit market remain attractive versus the $13 trillion in negative yielding global debt.

Performance and positioning

The Fund had a positive return for the fiscal period and outperformed its benchmark, however underperformed its Morningstar peer group average. By sector, the Fund’s positive credit spread was led by the consumer cyclical sector, while the government sector was the largest detractor. Overall, the Fund’s positioning with respect to interest rates outperformed the benchmark, as the Fund was on average lower duration than the index over the year. By rating, the Fund’s positioning in A-rated securities was the largest contributor, almost entirely from credit selection, while the BBB sector was the largest detractor, more than all of which was from allocation as the credit selection contributed positively.

During the fiscal year, the Fund’s credit risk relative to the benchmark fell slightly, while duration relative to the benchmark increased slightly and remains modestly under benchmark duration. The largest increases in sector weightings were in information technology and government sectors, while consumer cyclical and financial sectors were the largest decreases. The Fund increased its exposure to BB and AAA rated credits, at the expense of credits rated A, AA and BBB.

In an effort to optimize risk and reward in this environment, we have a slight yield pickup relative to the benchmark. However, we remain conservative due to the Fund’s lower rated credits being much shorter duration than the higher quality credits in the portfolio. Because duration amplifies price movement, we believe our positioning may optimize risk and reward in the present environment by maximizing yield while minimizing negative performance if spreads widen.

Looking ahead

The economy had already started its recovery by the start of the fiscal year, fueled by unprecedented amounts of monetary and fiscal stimulus. This recovery in both the economy and asset prices was amplified by vaccine approvals and rollout as well as elections, which ultimately resulted in even more fiscal stimulus. Towards the latter half of the year, the focus of the markets shifted away from recovery and towards concern over evolving inflation datapoints and how that would impact monetary policy going forward. Additionally, the market wrestled with the evolving COVID-19 pandemic, tracking vaccination rates globally but also pricing in a level of concern over the Delta variant and its impact on global growth. We continue to believe the high levels of inflation we are experiencing are likely to be largely transitory although data in the latest quarter showed that the transitory period might be longer than we and others had envisioned earlier in the year. We continue to believe the secular trends of demographics and technology as well as the dampening effect on growth in the long term from epic accumulations of debt will weigh on inflation in the long term. In the near term however, we expect some volatility as the forces driving inflation higher are powerful even though we believe they are largely transitory, which brings us to our relatively neutral positioning with respect to duration exposure.

We continue to see substantial levels of uncertainty which clouds the outlook for both duration and credit spreads. Supply chain issues were evident and show no signs of abatement in the near term although we ultimately expect them to be resolved. We continue to see substantial levels of uncertainty over the reopening, regulatory, fiscal and monetary policy, which is likely to persist for the remainder of the year and beyond. Lastly, market participants will have to grapple with how the economy and financial markets will respond to the decline in fiscal and monetary stimulus as well how the system adjusts to the dramatically higher levels of government debt globally.

Spreads currently sit near their tightest level in investment grade since before the 2008 financial crisis. While investment-grade fundamentals have largely gotten back to pre-COVID-19 levels, they remain poor relative to history and duration remains considerably longer. Going forward, we expect that after the balance sheet repair companies have completed in the last year, they may now pivot to shareholder rewards and mergers and acquisitions. Also, we are entering a new period in the post recovery macro environment where fiscal and monetary accommodation is being pulled back, while we expect both to be accommodative relative to history for the foreseeable future, the change in degree has the potential to be damaging for financial assets. We believe the combination of these factors will result in frequent periods of volatility and prevent spreads from rallying materially in the coming year. Our conservative positioning is designed to allow us to opportunistically take incremental risk in an effort to capitalize on the volatility as it presents itself. In environments like these, we believe the cost of being defensive is very low.

We believe credit selection will continue to be paramount as the pandemic hopefully recedes and economies reopen. We continue to expect many mispriced credit situations as various industries, geographies and companies will differ dramatically in how they are affected by and respond to the reopening, supply chain issues as well as the evolving monetary and fiscal policy going forward.

60	ANNUAL REPORT	2021

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq of Delaware Management Company as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund name changed from Ivy Corporate Bond Fund and Class N was renamed to Class R6.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Corporate Bond Fund.

2021	ANNUAL REPORT	61

PORTFOLIO HIGHLIGHTS	DELAWARE IVY CORPORATE BOND FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Bonds	98.2%
Corporate Debt Securities	90.1%
Asset-Backed Securities	2.3%
United States Government and Government Agency Obligations	2.2%
Municipal Bonds – Taxable	1.7%
Other Government Securities	1.7%
Mortgage-Backed Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.8%

Quality Weightings

Investment Grade	92.6%
AAA	2.1%
AA	12.6%
A	30.2%
BBB	47.7%
Non-Investment Grade	5.6%
BB	5.4%
Non-rated	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.8%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Corporate Bond Fund changed to Delaware Ivy Corporate Bond Fund.

62	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY CORPORATE BOND FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R6^	Class Y
1-year period ended 9-30-21	-0.99%	-5.65%	0.68%	1.87%	2.00%	1.58%
5-year period ended 9-30-21	3.31%	1.64%	2.93%	4.15%	—	—
10-year period ended 9-30-21	3.13%	2.27%	2.66%	3.70%	—	—
Since Inception of Class through 9-30-21(5)	—	—	—	—	5.16%	4.74%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	10-16-17 for Class R6 shares and 10-16-17 for Class Y shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy Corporate Bond Fund changed to Delaware Ivy Corporate Bond Fund.

The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Bond Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	DELAWARE IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2021

ASSET-BACKED SECURITIES	Principal	Value
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust:
3.500%, 5–26–22	$383	$389
1.750%, 1–30–26	975	966
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
3.750%, 12–15–27 (A)	3,036	3,165
American Airlines Class A Pass-Through Certificates, Series 2016-2,
3.650%, 6–15–28	1,574	1,532
American Airlines Class AA Pass-Through Certificates, Series 2016-2,
3.200%, 6–15–28	2,361	2,376
American Airlines Class AA Pass-Through Certificates, Series 2017-2,
3.350%, 10–15–29	838	844
American Airlines, Inc. Pass-Through Certificates, Series 2016-1, Class AA,
3.575%, 1–15–28	3,047	3,108
American Airlines, Inc. Pass-Through Certificates, Series 2017-1, Class AA,
3.650%, 2–15–29	391	403
Delta Air Lines, Inc. Pass-Through Certificates, Series 2020AA, Class B,
2.000%, 6–10–28	1,857	1,852
United Airlines Pass-Through Certificates, Series 2016-AA,
3.100%, 7–7–28	4,014	4,183

TOTAL ASSET-BACKED SECURITIES – 2.3%		$18,818
(Cost: $18,438)

CORPORATE DEBT SECURITIES
Communication Services

Alternative Carriers – 0.3%
Bell Canada (GTD by BCE, Inc.),
4.300%, 7–29–49	2,245	2,679

Cable & Satellite – 2.5%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
4.500%, 2–1–24	3,942	4,266
3.900%, 6–1–52	1,385	1,382
3.850%, 4–1–61	1,400	1,338
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
3.900%, 3–1–38	1,000	1,137
2.887%, 11–1–51 (A)	2,410	2,315
Comcast Corp. (GTD by Comcast Cable Communications LLC and NBCUniversal Media LLC),
3.250%, 11–1–39	3,125	3,303

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
Cox Communications, Inc.:
2.950%, 10–1–50 (A)	$1,150	$1,084
3.600%, 6–15–51 (A)	575	604
Omnicom Group, Inc. and Omnicom Capital, Inc.,
3.650%, 11–1–24	1,545	1,668
Viacom, Inc.,
4.750%, 5–15–25	3,000	3,368

		20,465

Integrated Telecommunication Services – 2.7%
AT&T, Inc.:
3.650%, 6–1–51	5,400	5,514
3.300%, 2–1–52	2,350	2,280
3.500%, 9–15–53	1,200	1,190
3.550%, 9–15–55	1,000	988
Sprint Corp.,
7.875%, 9–15–23	2,535	2,836
Verizon Communications, Inc.:
4.329%, 9–21–28	2,500	2,876
4.500%, 8–10–33	3,175	3,784
2.987%, 10–30–56	2,687	2,487

		21,955

Interactive Media & Services – 0.2%
Alphabet, Inc.,
2.050%, 8–15–50	1,356	1,186

Movies & Entertainment – 1.1%
Netflix, Inc.,
5.875%, 2–15–25	4,149	4,734
TWDC Enterprises 18 Corp.,
3.700%, 12–1–42	1,000	1,135
Walt Disney Co. (The):
4.125%, 12–1–41	2,000	2,379
3.600%, 1–13–51	967	1,078

		9,326

Wireless Telecommunication Service – 1.6%
Crown Castle Towers LLC:
3.663%, 5–15–25 (A)	5,120	5,384
4.241%, 7–15–28 (A)	2,500	2,792
T-Mobile USA, Inc.:
3.500%, 4–15–25	2,350	2,533
2.875%, 2–15–31	550	555
4.375%, 4–15–40	925	1,067
3.300%, 2–15–51	575	557

		12,888

Total Communication Services – 8.4%		68,499
Consumer Discretionary

Apparel Retail – 0.1%
Nordstrom, Inc.,
2.300%, 4–8–24	550	550

Apparel, Accessories & Luxury Goods – 0.3%
PVH Corp.,
4.625%, 7–10–25	1,950	2,149

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Automobile Manufacturers – 0.1%
Nissan Motor Co. Ltd.,
3.522%, 9–17–25 (A)	$1,150	$1,223

Automotive Retail – 0.6%
7-Eleven, Inc.:
1.300%, 2–10–28 (A)	1,575	1,515
1.800%, 2–10–31 (A)	2,700	2,573
AutoNation, Inc.,
2.400%, 8–1–31	1,000	976

		5,064

Casinos & Gaming – 0.1%
Genting New York LLC and Genny Capital, Inc.,
3.300%, 2–15–26 (A)	875	868

Education Services – 0.3%
University of Southern California,
3.028%, 10–1–39	2,000	2,146

Footwear – 0.3%
NIKE, Inc.,
3.250%, 3–27–40	2,100	2,301

Home Improvement Retail – 0.7%
Home Depot, Inc. (The),
4.200%, 4–1–43	4,700	5,629

Homebuilding – 1.7%
D.R. Horton, Inc.:
2.600%, 10–15–25	3,620	3,802
1.300%, 10–15–26	540	534
Lennar Corp.,
4.750%, 11–15–22 (B)	2,630	2,721
NVR, Inc.,
3.000%, 5–15–30	5,313	5,564
Toll Brothers Finance Corp. (GTD by Toll Brothers, Inc.):
4.375%, 4–15–23	530	549
3.800%, 11–1–29	675	726

		13,896

Internet & Direct Marketing Retail – 1.1%
Amazon.com, Inc.,
3.875%, 8–22–37	7,500	8,863
Expedia Group, Inc.,
6.250%, 5–1–25 (A)	257	296

		9,159

Total Consumer Discretionary – 5.3%		42,985
Consumer Staples

Agricultural Products – 0.7%
Archer Daniels Midland Co.,
3.250%, 3–27–30	2,393	2,625
Cargill, Inc.,
2.125%, 4–23–30 (A)	3,089	3,114

		5,739

64	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Brewers – 0.4%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
4.700%, 2–1–36	$2,470	$2,987

Drug Retail – 0.2%
CVS Health Corp.,
4.780%, 3–25–38	1,035	1,270

Food Distributors – 0.4%
Sysco Corp.,
3.750%, 10–1–25	3,166	3,467

Food Retail – 0.6%
Alimentation Couche-Tard, Inc.,
2.950%, 1–25–30 (A)	2,450	2,550
Darling Ingredients, Inc.,
5.250%, 4–15–27 (A)	2,150	2,240

		4,790

Household Products – 0.8%
Clorox Co. (The),
3.900%, 5–15–28	5,512	6,220

Hypermarkets & Super Centers – 0.2%
Walmart, Inc.,
2.650%, 9–22–51	1,590	1,585

Packaged Foods & Meats – 2.6%
Conagra Brands, Inc.,
0.500%, 8–11–23	800	800
Hormel Foods Corp.,
3.050%, 6–3–51	3,185	3,323
Kraft Heinz Foods Co.,
3.000%, 6–1–26	241	254
McCormick & Co., Inc.:
3.500%, 9–1–23	1,025	1,074
0.900%, 2–15–26	5,095	5,013
Nestle Holdings, Inc.:
3.900%, 9–24–38 (A)	1,700	2,008
4.000%, 9–24–48 (A)	3,530	4,319
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
3.950%, 8–15–24	4,250	4,596

		21,387

Personal Products – 0.3%
Estee Lauder Co., Inc. (The),
1.950%, 3–15–31	2,700	2,696

Soft Drinks – 1.9%
Coca-Cola Co. (The):
2.250%, 1–5–32	1,385	1,404
3.000%, 3–5–51	1,370	1,421
Coca-Cola European Partners plc,
0.800%, 5–3–24 (A)	2,730	2,722
Keurig Dr Pepper, Inc.,
0.750%, 3–15–24	1,385	1,386
PepsiCo, Inc.:
3.450%, 10–6–46	1,500	1,662
3.375%, 7–29–49	3,266	3,578
3.625%, 3–19–50	3,175	3,663

		15,836

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Tobacco – 0.5%
Imperial Brands Finance plc,
3.125%, 7–26–24 (A)	$3,800	$4,000

Total Consumer Staples – 8.6%		69,977
Energy

Oil & Gas Exploration & Production – 1.0%
Canadian Natural Resources Ltd.:
3.850%, 6–1–27	4,475	4,898
6.250%, 3–15–38	675	899
EQT Corp.:
3.000%, 10–1–22	1,500	1,528
6.625%, 2–1–25 (B)	1,000	1,146

		8,471

Oil & Gas Storage & Transportation – 4.8%
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.),
4.450%, 7–15–27	3,090	3,486
Cheniere Energy Partners L.P.,
4.000%, 3–1–31 (A)	700	734
Colonial Pipeline Co.,
4.250%, 4–15–48 (A)	2,000	2,325
Colorado Interstate Gas Co.,
4.150%, 8–15–26 (A)	6,000	6,652
Energy Transfer Operating L.P.,
5.300%, 4–15–47	1,450	1,702
Energy Transfer Partners L.P.,
4.900%, 3–15–35	750	861
EQT Midstream Partners L.P.,
4.750%, 7–15–23	842	880
Midwest Connector Capital Co. LLC,
4.625%, 4–1–29 (A)	2,825	3,043
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.600%, 11–1–24	4,469	4,772
Sabal Trail Transmission LLC,
4.246%, 5–1–28 (A)	5,000	5,634
Transcontinental Gas Pipe Line Co. LLC:
3.250%, 5–15–30	1,775	1,899
4.600%, 3–15–48	2,000	2,433
Williams Partners L.P.,
4.850%, 3–1–48	3,500	4,286

		38,707

Total Energy – 5.8%		47,178
Financials

Asset Management & Custody Banks – 3.4%
Apollo Management Holdings L.P.,
2.650%, 6–5–30 (A)	3,110	3,144
Blackstone Holdings Finance Co. LLC:
1.600%, 3–30–31 (A)	1,250	1,182
2.000%, 1–30–32 (A)	4,240	4,077
Blue Owl Finance LLC,
3.125%, 6–10–31 (A)	2,250	2,227
Citadel Finance LLC,
3.375%, 3–9–26 (A)	2,100	2,132

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Asset Management & Custody Banks (Continued)
KKR Group Finance Co. VIII LLC (GTD by KKR & Co., Inc. and KKR Group Partnership L.P.),
3.500%, 8–25–50 (A)	$3,750	$3,961
National Securities Clearing Corp.,
1.500%, 4–23–25 (A)	8,000	8,126
Owl Rock Capital Corp.:
5.250%, 4–15–24	1,125	1,226
4.000%, 3–30–25	1,675	1,771

		27,846

Consumer Finance – 0.6%
Ford Motor Credit Co. LLC:
2.979%, 8–3–22	2,000	2,024
2.700%, 8–10–26	1,185	1,189
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
1.250%, 1–8–26	1,375	1,358

		4,571

Diversified Banks – 5.6%
Bank of America Corp.:
4.200%, 8–26–24	6,000	6,565
2.496%, 2–13–31	3,000	3,038
2.592%, 4–29–31	5,325	5,438
1.898%, 7–23–31	3,425	3,305
2.299%, 7–21–32	4,775	4,710
Citizens Bank N.A.,
3.250%, 2–14–22	1,050	1,059
Danske Bank A.S.,
2.700%, 3–2–22 (A)	2,000	2,020
ING Groep N.V.,
3.550%, 4–9–24	2,425	2,598
Korea Development Bank,
3.000%, 3–19–22	1,875	1,898
Toronto-Dominion Bank,
3.250%, 3–11–24	3,125	3,321
U.S. Bancorp,
2.375%, 7–22–26	1,625	1,717
U.S. Bank N.A.,
3.450%, 11–16–21	1,500	1,504
Wells Fargo & Co.:
2.393%, 6–2–28	1,500	1,548
4.150%, 1–24–29	970	1,103
2.879%, 10–30–30	4,808	5,024
5.013%, 4–4–51	850	1,143

		45,991

Financial Exchanges & Data – 0.2%
Intercontinental Exchange, Inc.,
2.100%, 6–15–30	1,795	1,778

Investment Banking & Brokerage – 4.3%
Charles Schwab Corp. (The),
1.650%, 3–11–31	2,850	2,747
Goldman Sachs Group, Inc. (The):
2.905%, 7–24–23	1,000	1,019
4.250%, 10–21–25	2,500	2,770
3.500%, 11–16–26	1,000	1,081
3.800%, 3–15–30	7,550	8,409
1.992%, 1–27–32	1,080	1,042
2.383%, 7–21–32	2,325	2,304

2021	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS	DELAWARE IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Morgan Stanley:
4.875%, 11–1–22	$6,167	$6,462
3.875%, 1–27–26	4,150	4,596
1.794%, 2–13–32	4,475	4,266

		34,696

Life & Health Insurance – 1.9%
Metropolitan Life Insurance Co.,
3.450%, 10–9–21 (A)	2,000	2,001
New York Life Global Funding:
2.300%, 6–10–22 (A)	3,000	3,044
2.350%, 7–14–26 (A)	3,000	3,133
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9–30–47 (A)	3,000	3,429
Principal Life Global Funding II,
3.000%, 4–18–26 (A)	4,000	4,281

		15,888

Multi-Line Insurance – 0.6%
Aon Corp. (GTD by Aon plc),
2.800%, 5–15–30	4,950	5,175

Other Diversified Financial Services – 4.0%
Citigroup, Inc.:
3.500%, 5–15–23	1,390	1,457
3.520%, 10–27–28	3,250	3,536
4.412%, 3–31–31	3,690	4,263
2.572%, 6–3–31	5,725	5,839
4.700%, 7–30–68	1,150	1,178
5.000%, 3–12–69	925	968
JPMorgan Chase & Co.:
3.875%, 9–10–24	1,964	2,136
3.220%, 3–1–25	5,000	5,283
2.522%, 4–22–31	4,165	4,252
4.000%, 10–1–68	1,600	1,608
5.000%, 2–1–69	1,783	1,862

		32,382

Property & Casualty Insurance – 0.3%
First American Financial Corp.,
2.400%, 8–15–31	2,400	2,340

Regional Banks – 0.7%
First Republic Bank,
2.500%, 6–6–22	5,000	5,067
Huntington Bancshares, Inc.,
2.300%, 1–14–22	685	688

		5,755

Specialized Finance – 0.5%
LSEGA Financing plc,
2.500%, 4–6–31 (A)	3,695	3,765

Total Financials – 22.1%		180,187
Health Care

Biotechnology – 0.6%
Amgen, Inc.,
2.450%, 2–21–30	4,550	4,650

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Equipment – 0.4%
Boston Scientific Corp.:
3.850%, 5–15–25	$1,925	$2,107
1.900%, 6–1–25	1,000	1,026

		3,133

Health Care Facilities – 0.7%
HCA, Inc. (GTD by HCA Holdings, Inc.):
5.875%, 5–1–23	1,729	1,861
5.875%, 2–1–29	400	481
5.250%, 6–15–49	330	422
Universal Health Services, Inc.,
1.650%, 9–1–26 (A)	2,965	2,949

		5,713

Health Care Supplies – 0.4%
Dentsply Sirona, Inc.,
3.250%, 6–1–30	3,358	3,581

Managed Health Care – 1.5%
Anthem, Inc.,
2.250%, 5–15–30	1,650	1,657
Centene Corp.,
2.450%, 7–15–28	945	951
Humana, Inc.:
2.900%, 12–15–22	2,000	2,057
0.650%, 8–3–23	540	540
1.350%, 2–3–27	540	533
UnitedHealth Group, Inc.:
2.750%, 5–15–40	750	751
3.050%, 5–15–41	5,240	5,421

		11,910

Pharmaceuticals – 2.1%
Bayer U.S. Finance II LLC:
3.875%, 12–15–23 (A)	1,100	1,171
2.850%, 4–15–25 (A)	2,165	2,244
Bayer U.S. Finance LLC,
3.000%, 10–8–21 (A)	500	500
Merck & Co., Inc.:
2.350%, 6–24–40	2,675	2,549
2.450%, 6–24–50	2,000	1,866
Novartis Capital Corp. (GTD by Novartis AG):
4.400%, 5–6–44	1,000	1,277
2.750%, 8–14–50	631	636
Royalty Pharma plc (GTD by Royalty Pharma Holdings Ltd.):
1.200%, 9–2–25	3,750	3,728
3.300%, 9–2–40	425	424
Zoetis, Inc.:
3.900%, 8–20–28	678	762
2.000%, 5–15–30	2,370	2,350

		17,507

Total Health Care – 5.7%		46,494
Industrials

Aerospace & Defense – 2.6%
BAE Systems Holdings, Inc.,
3.850%, 12–15–25 (A)	3,405	3,718

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
Boeing Co. (The):
2.950%, 2–1–30	$2,500	$2,551
3.750%, 2–1–50	5,125	5,183
General Dynamics Corp.,
2.850%, 6–1–41	2,460	2,513
Huntington Ingalls Industries, Inc.,
2.043%, 8–16–28 (A)	2,700	2,666
Raytheon Technologies Corp.:
2.250%, 7–1–30	2,750	2,779
3.125%, 7–1–50	1,545	1,563

		20,973

Airlines – 0.4%
Aviation Capital Group Corp.,
2.875%, 1–20–22 (A)	2,906	2,921
Aviation Capital Group LLC,
3.500%, 11–1–27 (A)	355	375

		3,296

Building Products – 0.7%
Lennox International, Inc.,
1.350%, 8–1–25	3,250	3,252
Masco Corp.,
1.500%, 2–15–28	2,775	2,702

		5,954

Diversified Support Services – 0.4%
Genpact Luxembourg S.a.r.l. (GTD by Genpact Ltd.),
3.375%, 12–1–24	2,000	2,136
Genpact Luxembourg S.a.r.l. and Genpact USA, Inc.,
1.750%, 4–10–26	1,100	1,104

		3,240

Electrical Components & Equipment – 0.3%
Vontier Corp.,
2.400%, 4–1–28 (A)	2,340	2,311

Environmental & Facilities Services – 1.2%
Republic Services, Inc.,
2.300%, 3–1–30	4,849	4,916
Waste Connections, Inc.,
3.500%, 5–1–29	3,300	3,621
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
1.500%, 3–15–31	1,500	1,410

		9,947

Industrial Machinery – 0.2%
Roper Technologies, Inc.,
2.000%, 6–30–30	2,075	2,034

Railroads – 1.0%
Burlington Northern Santa Fe LLC,
4.550%, 9–1–44	2,000	2,527
Kansas City Southern,
3.500%, 5–1–50	2,250	2,372

66	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Railroads (Continued)
Union Pacific Corp.,
3.550%, 8–15–39	$3,125	$3,489

		8,388

Research & Consulting Services – 1.6%
CoStar Group, Inc.,
2.800%, 7–15–30 (A)	2,817	2,867
IHS Markit Ltd.,
5.000%, 11–1–22 (A)	4,070	4,226
Thomson Reuters Corp.,
3.350%, 5–15–26	2,450	2,647
Verisk Analytics, Inc.:
4.125%, 3–15–29	500	568
3.625%, 5–15–50	2,299	2,450

		12,758

Total Industrials – 8.4%		68,901
Information Technology

Application Software – 3.1%
Adobe, Inc.,
2.300%, 2–1–30	5,890	6,096
Autodesk, Inc.,
2.850%, 1–15–30	4,616	4,823
Infor, Inc.:
1.450%, 7–15–23 (A)	815	824
1.750%, 7–15–25 (A)	4,875	4,940
Nuance Communications, Inc.,
5.625%, 12–15–26	3,985	4,129
NXP B.V. and NXP Funding LLC,
3.875%, 6–18–26 (A)	2,200	2,425
salesforce.com, Inc.:
2.700%, 7–15–41	800	799
2.900%, 7–15–51	1,175	1,174

		25,210

Data Processing & Outsourced Services – 2.6%
Fidelity National Information Services, Inc.,
1.650%, 3–1–28	2,775	2,742
Fiserv, Inc.,
3.850%, 6–1–25	5,500	6,003
Global Payments, Inc.,
2.650%, 2–15–25	4,195	4,386
PayPal Holdings, Inc.:
2.300%, 6–1–30	890	912
3.250%, 6–1–50	1,463	1,581
Visa, Inc.:
2.700%, 4–15–40	5,065	5,188
4.300%, 12–14–45	585	735

		21,547

Semiconductor Equipment – 0.0%
Lam Research Corp.,
1.900%, 6–15–30	270	269

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors – 4.4%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.),
3.469%, 4–15–34 (A)	$2,195	$2,262
Intel Corp.,
4.100%, 5–19–46	4,800	5,630
Maxim Integrated Products, Inc.:
3.375%, 3–15–23	525	543
3.450%, 6–15–27	2,620	2,880
Microchip Technology, Inc.,
0.983%, 9–1–24 (A)	4,476	4,472
QUALCOMM, Inc.,
4.300%, 5–20–47	3,000	3,728
Taiwan Semiconductor Manufacturing Co. Ltd.,
1.375%, 9–28–30 (A)	3,535	3,297
Texas Instruments, Inc.:
3.875%, 3–15–39	3,933	4,643
4.150%, 5–15–48	600	745
TSMC Global Ltd.,
2.250%, 4–23–31 (A)	3,500	3,489
Xilinx, Inc.:
2.950%, 6–1–24	1,500	1,582
2.375%, 6–1–30	2,325	2,373

		35,644

Systems Software – 2.2%
Fortinet, Inc.:
1.000%, 3–15–26	1,665	1,641
2.200%, 3–15–31	3,380	3,354
Microsoft Corp.:
3.500%, 2–12–35	1,015	1,170
2.921%, 3–17–52	3,500	3,625
ServiceNow, Inc.,
1.400%, 9–1–30	4,977	4,672
VMware, Inc.,
4.500%, 5–15–25	2,850	3,176

		17,638

Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.:
3.850%, 5–4–43	1,150	1,346
4.650%, 2–23–46	1,295	1,688
3.850%, 8–4–46	2,950	3,454
2.650%, 5–11–50	825	794
2.650%, 2–8–51	825	790
2.700%, 8–5–51	575	555
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 6–1–23	2,985	3,168

		11,795

Total Information Technology – 13.7%		112,103
Materials

Construction Materials – 0.1%
Martin Marietta Materials, Inc.,
0.650%, 7–15–23	1,335	1,337

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Fertilizers & Agricultural Chemicals – 0.6%
Mosaic Co. (The):
3.250%, 11–15–22	$1,775	$1,826
4.250%, 11–15–23	600	640
Nutrien Ltd.,
4.125%, 3–15–35	1,974	2,246

		4,712

Metal & Glass Containers – 0.1%
Colonial Enterprises, Inc.,
3.250%, 5–15–30 (A)	1,020	1,100

Paper Packaging – 0.5%
Avery Dennison Corp.,
0.850%, 8–15–24	800	800
Graphic Packaging International LLC (GTD by Graphic Packaging International Partners LLC and Field Container Queretaro (USA) LLC),
0.821%, 4–15–24 (A)	3,020	3,005

		3,805

Total Materials – 1.3%		10,954
Real Estate

Health Care REITs – 0.6%
Welltower, Inc.:
3.625%, 3–15–24	2,250	2,399
2.050%, 1–15–29	2,700	2,685

		5,084

Industrial REITs – 0.2%
Avolon Holdings Funding Ltd.:
3.625%, 5–1–22 (A)	215	218
3.250%, 2–15–27 (A)	960	991

		1,209

Residential REITs – 0.2%
American Homes 4 Rent,
4.900%, 2–15–29	1,497	1,753

Specialized REITs – 3.1%
American Tower Corp.,
3.070%, 3–15–23 (A)	3,000	3,003
American Tower Trust I,
3.652%, 3–23–28 (A)	2,000	2,131
Crown Castle International Corp.:
3.150%, 7–15–23	225	235
3.200%, 9–1–24	1,000	1,065
1.050%, 7–15–26	3,000	2,938
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.),
2.900%, 11–15–24	4,210	4,417
EPR Properties,
4.950%, 4–15–28	1,067	1,174
Equinix, Inc.,
2.625%, 11–18–24	5,715	5,987

2021	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	DELAWARE IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs (Continued)
Extra Space Storage L.P.,
2.550%, 6–1–31	$4,140	$4,154

		25,104

Total Real Estate – 4.1%		33,150
Utilities

Electric Utilities – 4.1%
Alabama Power Co.,
3.125%, 7–15–51 (C)	2,685	2,759
American Transmission Systems, Inc.,
5.250%, 1–15–22 (A)	600	608
Appalachian Power Co., Series W,
4.450%, 6–1–45	1,000	1,198
CenterPoint Energy, Inc.,
2.950%, 3–1–30	3,250	3,409
Commonwealth Edison Co.,
3.650%, 6–15–46	2,500	2,772
Duke Energy Indiana LLC,
3.750%, 5–15–46	1,570	1,749
Duke Energy Ohio, Inc.,
4.300%, 2–1–49	540	664
Entergy Corp.,
3.750%, 6–15–50	4,280	4,601
FirstEnergy Corp.:
2.850%, 7–15–22	1,730	1,752
2.650%, 3–1–30	900	898
3.400%, 3–1–50	810	781
MidAmerican Energy Co.,
3.950%, 8–1–47	1,000	1,172
National Rural Utilities Cooperative Finance Corp.,
4.400%, 11–1–48	3,000	3,758
Southern California Edison Co.,
4.125%, 3–1–48	1,725	1,883
Virginia Electric and Power Co., Series B,
4.600%, 12–1–48	1,850	2,375
Wisconsin Electric Power Co.:
4.250%, 6–1–44	750	889
4.300%, 10–15–48	1,750	2,174

		33,442

Gas Utilities – 0.6%
Southern California Gas Co.,
4.300%, 1–15–49	3,830	4,746

Multi-Utilities – 1.5%
Baltimore Gas and Electric Co.,
4.250%, 9–15–48	2,500	3,070
Black Hills Corp.:
1.037%, 8–23–24	1,850	1,850
4.350%, 5–1–33	3,750	4,335

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities (Continued)
Dominion Resources, Inc.,
2.750%, 1–15–22	$1,000	$1,005
Pacific Gas and Electric Co.,
3.000%, 6–15–28	2,075	2,113

		12,373

Water Utilities – 0.5%
American Water Capital Corp.,
4.150%, 6–1–49	3,800	4,499

Total Utilities – 6.7%		55,060

TOTAL CORPORATE DEBT SECURITIES – 90.1%		$735,488
(Cost: $715,060)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.2%
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index),
2.508%, 3–25–35 (D)	1,778	1,513

TOTAL MORTGAGE-BACKED SECURITIES – 0.2%		$1,513
(Cost: $1,771)

MUNICIPAL BONDS – TAXABLE
New York – 0.9%
NYC GO Bonds, Fiscal 2017 Ser A-2,
2.460%, 8–1–26	3,000	3,180
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3–1–29 (A)	3,037	4,099

		7,279

Ohio – 0.8%
OH State Univ, Gen Receipts Bonds (Multiyear Debt Issuance Prog), Ser 2016A,
3.798%, 12–1–46	5,500	6,584

TOTAL MUNICIPAL BONDS – TAXABLE –1.7%		$13,863
(Cost: $11,551)

OTHER GOVERNMENT SECURITIES (E)	Principal	Value
Canada – 1.4%
Province de Quebec,
7.140%, 2–27–26	$9,365	$11,587

Columbia – 0.1%
Republic of Colombia,
3.250%, 4–22–32	1,075	1,005

Mexico – 0.2%
United Mexican States,
3.750%, 4–19–71	1,750	1,516

TOTAL OTHER GOVERNMENT SECURITIES – 1.7%		$14,108
(Cost: $12,266)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 2.2%
U.S. Treasury Bonds:
1.875%, 2–15–41	1,300	1,272
2.250%, 5–15–41	7,905	8,223
3.000%, 11–15–44	210	246
1.875%, 2–15–51	1,945	1,855
2.000%, 8–15–51	5,500	5,404
U.S. Treasury Notes:
2.000%, 8–15–25	19	19
1.250%, 8–15–31	795	776

		17,795

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 2.2%		$17,795
(Cost: $17,948)

SHORT-TERM SECURITIES	Shares
Money Market Funds (F) – 1.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%,	10,264	10,264

TOTAL SHORT-TERM SECURITIES – 1.3%		$10,264
(Cost: $10,264)

TOTAL INVESTMENT SECURITIES – 99.5%		$811,849
(Cost: $787,298)

CASH AND OTHER ASSETS, NET OF LIABILITIES (G) – 0.5%		3,711

NET ASSETS – 100.0%		$815,560

68	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2021

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $170,494 or 20.9% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(C)	All or a portion of securities with an aggregate value of $2,226 are on loan.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Rate shown is the annualized 7-day yield at September 30, 2021.

(G)	Cash of $169 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	Long	66	12–21–21	6,600	$10,508	$(282)
U.S. 10-Year Treasury Note	Short	233	12–31–21	23,300	(30,665)	336

					$(20,157)	$54

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$18,818	$—
Corporate Debt Securities	—	735,488	—
Mortgage-Backed Securities	—	1,513	—
Municipal Bonds	—	13,863	—
Other Government Securities	—	14,108	—
United States Government Obligations	—	17,795	—
Short-Term Securities	10,264	—	—
Total	$10,264	$801,585	$—
Futures Contracts	$336	$—	$—

Liabilities
Futures Contracts	$282	$—	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	69

MANAGEMENT DISCUSSION	DELAWARE IVY CROSSOVER CREDIT FUND

(UNAUDITED)

Below, Mark G. Beischel, CFA, Susan K. Regan, and Ben Esty, co-portfolio managers of the Delaware Ivy Crossover Credit Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Beischel has managed the Fund since April 2018 and has 28 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 34 years of industry experience. Mr. Esty has managed the Fund since July 2018 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2021
Delaware Ivy Crossover Credit Fund
(Class A shares at net asset value)	4.93%
Delaware Ivy Crossover Credit Fund
(Class A shares including sales charges)	2.30%

Benchmark and Morningstar Category
Bloomberg US Corporate Bond Index	1.74%
(generally reflects the performance of securities representing the US credit market)
Morningstar Corporate Bond Category Average	2.42%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Unprecedented recovery lifts asset classes

The past fiscal year witnessed an unprecedented recovery from the COVID-19 pandemic as the vaccine rollout allowed for the economy to reopen and monetary and fiscal authorities continued to provide epic levels of support for the economy as well as financial assets. US Treasury yields rose substantially as the recovery unfolded with the 10-year US Treasury yield rising 81 basis points (bps) to 1.49% at the end of the fiscal year. Risk assets continued its recovery and ultimately many asset classes hit record levels. The stimulus and the vaccination rollout resulted in the S&P 500 Index rising by almost 30% for the past fiscal year. Credit spreads in investment-grade credit tightened as well with the spread on the Fund’s benchmark, the Bloomberg US Credit Index, tightening from 128 bps to 80 bps during the year. The tightening was partially offset by the rise in rates, resulting in a total return of 1.45% for investment-grade credit. High yield, as measured by the Bloomberg US Corporate High Yield Index, posted an 11.28% return for the year, as the spread on the index tightened from 517 bps to 289 bps in the period.

Macro data points in the last year have largely strengthened although not without volatility. The signals from the data are clouded by the various unprecedented forces affecting the economy. Markets grappled with what the data meant in light of the reopening trends, stimulus and severe supply chain issues facing many industries. Over the last year, non-farm payroll growth averaged just over 500,000 jobs per month through August, however the last reading for August was less than half of that average given the Delta variant and significant supply chain issues holding back employment growth. Inflation spiked during the past year as the large amount of stimulus, pent up demand unleashed from the reopening as well as the supply chain issues plaguing the economy resulted in year-over-year Core CPI less food and energy rising from 1.7% to 4% over the period after reaching a peak of 4.5% in June. Consumer confidence also rose from 101 to 109 over the fiscal year but had hit a peak of 129 in June before declining on the Delta variant, inflation concerns as well as the fading stimulus benefit.

Over the period, the US Federal Reserve (Fed) left interest rates unchanged from the present 0-0.25% rate. The Fed made important steps toward policy normalization in the form of guidance, suggesting that the taper timeline would be pulled forward and likely begin in 2021. Additionally, the high inflation readings and macro data caused a shift in the Fed dot plot, suggesting that an increase in the federal funds rate was increasingly probable in 2022. The Fed also ceased its purchases and unwound the corporate credit facility that it had established last year, however this did not have a material effect on the market.

Fundamentals in the investment-grade space improved and largely returned to pre-COVID-19 levels. Gross leverage fell to three times in the second quarter of calendar year 2021, down from 3.2 times at the same time the prior year. In the second quarter of calendar year 2021, earnings before interest, taxes, depreciation and amortization (EBITDA), rose 11% year-over-year, while debt fell 2.6%. Given the deleveraging, companies have begun to and will likely continue to pivot towards shareholder rewards. Over the last year, shareholder payouts rose 3% after declining during the pandemic.

The favorable technical backdrop has continued to support the investment-grade market. Fund flows have been exceptionally strong with 2021 calendar year-to-date inflows of approximately $220 billion, more than 8% of the aggregate

70	ANNUAL REPORT	2021

funds in the asset class. Net supply has slowed sharply as well, with calendar year-to-date net supply of $477 billion relative to $1.07 trillion for the same period of 2020. Lastly, relative yields in the US investment-grade credit market remain attractive versus the $13 trillion in negative yielding global debt.

Performance and positioning

The Fund had a positive return for the fiscal period and outperformed its benchmark as well as the Morningstar peer group average. By sector, the Fund’s positive credit spread was led by the financials sector, while the utilities sector was the largest detractor. Overall, the Fund’s positioning with respect to interest rates outperformed the benchmark, as the Fund was on average lower duration than the index over the year. By rating, the Fund’s positioning in BBB rated securities was the largest contributor, while the A rated securities were the largest detractor, more than all of which was due to the Fund’s underweight in that rating tier.

During the fiscal year, the Fund’s credit risk relative to the benchmark fell moderately, while duration relative to the benchmark increased slightly and remains moderately under benchmark duration. The largest increases in sector weightings were in the financials and consumer cyclical sectors, while communications and consumer non-cyclical sectors were the largest decreases. The Fund increased its exposure to BB rated credits at the expense of credits rated A, BBB and B.

Looking ahead

The economy had already started its recovery by the start of the fiscal year, fueled by unprecedented amounts of monetary and fiscal stimulus. This recovery in both the economy and asset prices was amplified by vaccine approvals and rollout as well as elections, which ultimately resulted in even more fiscal stimulus. Towards the latter half of the year, the focus of the markets shifted away from recovery and towards concern over evolving inflation datapoints and how that would impact monetary policy going forward. Additionally, the market wrestled with the evolving COVID-19 pandemic, tracking vaccination rates globally but also pricing in a level of concern over the Delta variant and its impact on global growth. We continue to believe the high levels of inflation we are experiencing are likely to be largely transitory although data in the latest quarter showed that the transitory period might be longer than we and others had envisioned earlier in the year. We continue to believe the secular trends of demographics and technology as well as the dampening effect on growth in the long term from epic accumulations of debt will weigh on inflation in the long term. In the near term however, we expect some volatility as the forces driving inflation higher are powerful even though we believe they are largely transitory, which brings us to our relatively neutral positioning with respect to duration exposure.

We continue to see substantial levels of uncertainty which clouds the outlook for both duration and credit spreads. Supply chain issues were evident and show no signs of abatement in the near term although we ultimately expect them to be resolved. We continue to see substantial levels of uncertainty over the reopening, regulatory, fiscal and monetary policy, which is likely to persist for the remainder of the year and beyond. Lastly, market participants will have to grapple with how the economy and financial markets will respond to the decline in fiscal and monetary stimulus as well how the system adjusts to the dramatically higher levels of government debt globally.

Spreads currently sit near their tightest level in investment grade since before the 2008 financial crisis. While investment-grade fundamentals have largely gotten back to pre-COVID-19 levels, they remain poor relative to history and duration remains considerably longer. Going forward, we expect that after the balance sheet repair companies have completed in the last year, they may now pivot to shareholder rewards and mergers and acquisitions. Also, we are entering a new period in the post recovery macro environment where fiscal and monetary accommodation is being pulled back, while we expect both to be accommodative relative to history for the foreseeable future, the change in degree has the potential to be damaging for financial assets. We believe the combination of these factors will result in frequent periods of volatility and prevent spreads from rallying materially in the coming year. Our conservative positioning is designed to allow us to opportunistically take incremental risk in an effort to capitalize on the volatility as it presents itself. In environments like these, we believe the cost of being defensive is very low.

We believe credit selection will continue to be paramount as the pandemic hopefully recedes and economies reopen. We continue to expect many mispriced credit situations as various industries, geographies and companies will differ dramatically in how they are affected by and respond to the reopening, supply chain issues as well as the evolving monetary and fiscal policy going forward.

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq of Delaware Management Company as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund name changed from Ivy Crossover Credit Fund and Class N was renamed to Class R6.

2021	ANNUAL REPORT	71

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Crossover Credit Fund.

72	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY CROSSOVER CREDIT FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Bonds	94.0%
Corporate Debt Securities	94.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.0%

Quality Weightings

Investment Grade	72.4%
A	12.0%
BBB	60.4%
Non-Investment Grade	21.6%
BB	21.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Crossover Credit Fund changed to Delaware Ivy Crossover Credit Fund.

2021	ANNUAL REPORT	73

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY CROSSOVER CREDIT FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class I	Class R6^	Class Y
1-year period ended 9-30-21	2.30%	5.19%	5.20%	4.93%
5-year period ended 9-30-21	—	—	—	—
10-year period ended 9-30-21	—	—	—	—
Since Inception of Class through 9-30-21(4)	5.75%	6.62%	6.62%	6.36%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)	4-3-17 for Class A shares, 4-3-17 for Class I shares, 4-3-17 for Class R6 shares and 4-3-17 for Class Y shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy Crossover Credit Fund changed to Delaware Ivy Crossover Credit Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

74	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES	Principal	Value
Communication Services

Cable & Satellite – 3.0%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
3.900%, 6–1–52	$650	$649
Cox Communications, Inc.,
3.600%, 6–15–51 (A)	650	683

		1,332

Integrated Telecommunication Services – 4.6%
AT&T, Inc.:
3.650%, 6–1–51	500	511
3.300%, 2–1–52	500	485
Sprint Corp.,
7.875%, 9–15–23	500	559
Verizon Communications, Inc.,
2.650%, 11–20–40	500	470

		2,025

Movies & Entertainment – 2.6%
Netflix, Inc.,
5.875%, 2–15–25	1,000	1,141

Wireless Telecommunication Service – 1.1%
T-Mobile USA, Inc.,
2.875%, 2–15–31	500	505

Total Communication Services – 11.3%		5,003
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 2.5%
PVH Corp.,
4.625%, 7–10–25	1,000	1,102

Automotive Retail – 1.5%
AutoNation, Inc.,
2.400%, 8–1–31	700	683

Casinos & Gaming – 1.1%
Genting New York LLC and Genny Capital, Inc.,
3.300%, 2–15–26 (A)	500	496

Homebuilding – 3.6%
NVR, Inc.,
3.000%, 5–15–30	1,000	1,047
Toll Brothers Finance Corp. (GTD by Toll Brothers, Inc.),
3.800%, 11–1–29	500	538

		1,585

Total Consumer Discretionary – 8.7%		3,866
Consumer Staples

Food Retail – 1.2%
Alimentation Couche-Tard, Inc.,
2.950%, 1–25–30 (A)	500	521

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 0.2%
Kraft Heinz Foods Co.,
3.000%, 6–1–26	$76	$80

Tobacco – 2.3%
Imperial Brands Finance plc,
3.125%, 7–26–24 (A)	1,000	1,052

Total Consumer Staples – 3.7%		1,653
Energy

Oil & Gas Exploration & Production – 2.6%
Canadian Natural Resources Ltd.:
3.850%, 6–1–27	250	274
6.250%, 3–15–38	250	333
EQT Corp.:
3.000%, 10–1–22	250	255
6.625%, 2–1–25 (B)	250	286

		1,148

Oil & Gas Storage & Transportation – 5.9%
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.),
4.450%, 7–15–27	500	564
Cheniere Energy Partners L.P.,
4.000%, 3–1–31 (A)	500	524
Energy Transfer L.P.,
6.250%, 4–15–49	75	99
Energy Transfer Operating L.P.,
5.300%, 4–15–47	250	293
Midwest Connector Capital Co. LLC,
4.625%, 4–1–29 (A)	500	539
Williams Partners L.P.,
4.850%, 3–1–48	500	612

		2,631

Total Energy – 8.5%		3,779
Financials

Asset Management & Custody Banks – 9.3%
Apollo Management Holdings L.P.,
2.650%, 6–5–30 (A)	1,000	1,011
Blue Owl Finance LLC,
3.125%, 6–10–31 (A)	750	743
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.),
3.500%, 3–30–51	525	549
KKR Group Finance Co. VIII LLC (GTD by KKR & Co., Inc. and KKR Group Partnership L.P.),
3.500%, 8–25–50 (A)	1,000	1,056
Owl Rock Capital Corp.,
5.250%, 4–15–24	700	763

		4,122

Consumer Finance – 2.2%
Ford Motor Credit Co. LLC,
2.700%, 8–10–26	500	502

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
1.250%, 1–8–26	$500	$494

		996

Diversified Banks – 1.1%
Bank of America Corp.,
1.898%, 7–23–31	500	482

Financial Exchanges & Data – 1.1%
Intercontinental Exchange, Inc.,
2.100%, 6–15–30	500	495

Investment Banking & Brokerage – 1.1%
Goldman Sachs Group, Inc. (The),
2.383%, 7–21–32	500	495

Multi-Line Insurance – 1.2%
Aon Corp. (GTD by Aon plc),
2.800%, 5–15–30	500	523

Other Diversified Financial Services – 4.7%
Citigroup, Inc.:
2.572%, 6–3–31	500	510
5.000%, 3–12–69	500	523
JPMorgan Chase & Co.:
2.522%, 4–22–31	500	511
5.000%, 2–1–69	500	522

		2,066

Property & Casualty Insurance – 1.1%
First American Financial Corp.,
2.400%, 8–15–31	500	488

Specialized Finance – 1.4%
LSEGA Financing plc,
2.500%, 4–6–31 (A)	600	611

Total Financials – 23.2%		10,278
Health Care

Health Care Facilities – 3.8%
HCA, Inc. (GTD by HCA Holdings, Inc.):
5.875%, 5–1–23	400	431
5.875%, 2–1–29	250	301
5.250%, 6–15–49	375	479
Universal Health Services, Inc.,
1.650%, 9–1–26 (A)	500	497

		1,708

Health Care Supplies – 1.2%
Dentsply Sirona, Inc.,
3.250%, 6–1–30	500	533

Managed Health Care – 1.7%
Centene Corp.,
2.450%, 7–15–28	750	755

2021	ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS	DELAWARE IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 1.6%
Royalty Pharma plc (GTD by Royalty Pharma Holdings Ltd.),
3.300%, 9–2–40	$700	$699

Total Health Care – 8.3%		3,695
Industrials

Aerospace & Defense – 1.7%
Boeing Co. (The):
2.950%, 2–1–30	250	255
3.750%, 2–1–50	500	506

		761

Electrical Components & Equipment – 1.7%
Vontier Corp.,
2.400%, 4–1–28 (A)	750	741

Railroads – 1.2%
Kansas City Southern,
3.500%, 5–1–50	500	527

Research & Consulting Services – 5.4%
CoStar Group, Inc.,
2.800%, 7–15–30 (A)	1,000	1,018
Thomson Reuters Corp.,
3.350%, 5–15–26	500	540
Verisk Analytics, Inc.:
4.125%, 3–15–29	250	284
3.625%, 5–15–50	500	533

		2,375

Total Industrials – 10.0%		4,404
Information Technology

Application Software – 4.1%
Autodesk, Inc.,
2.850%, 1–15–30	750	784
Nuance Communications, Inc.,
5.625%, 12–15–26	976	1,011

		1,795

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors – 3.4%
Broadcom, Inc.,
3.419%, 4–15–33 (A)	$500	$518
Microchip Technology, Inc.:
0.972%, 2–15–24 (A)	250	250
0.983%, 9–1–24 (A)	750	750

		1,518

Systems Software – 1.6%
ServiceNow, Inc.,
1.400%, 9–1–30	750	704

Technology Hardware, Storage & Peripherals – 1.5%
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 6–1–23	625	663

Total Information Technology – 10.6%		4,680
Real Estate

Industrial REITs – 1.2%
Avolon Holdings Funding Ltd.,
3.250%, 2–15–27 (A)	500	516

Residential REITs – 1.1%
American Homes 4 Rent,
4.900%, 2–15–29	435	509

Specialized REITs – 5.0%
Crown Castle International Corp.,
1.050%, 7–15–26	500	490
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.),
2.900%, 11–15–24	500	525
EPR Properties,
4.950%, 4–15–28	440	484
Extra Space Storage L.P.,
2.550%, 6–1–31	725	727

		2,226

Total Real Estate – 7.3%		3,251

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 2.4%
FirstEnergy Corp.:
2.650%, 3–1–30	$575	$573
3.400%, 3–1–50	500	482

		1,055

Total Utilities – 2.4%		1,055

TOTAL CORPORATE DEBT SECURITIES – 94.0%		$41,664
(Cost: $40,968)

SHORT-TERM SECURITIES	Shares

Money Market Funds (C) – 4.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	1,888	1,888

TOTAL SHORT-TERM SECURITIES – 4.3%		$1,888
(Cost: $1,888)

TOTAL INVESTMENT SECURITIES – 98.3%		$43,552
(Cost: $42,856)

CASH AND OTHER ASSETS, NET OF LIABILITIES (D) – 1.7%		753

NET ASSETS – 100.0%		$44,305

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $11,526 or 26.0% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(C)	Rate shown is the annualized 7-day yield at September 30, 2021.

(D)	Cash of $13 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	Short	9	12-31-21	900	$(1,184)	$13

76	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2021

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$41,664	$—
Short-Term Securities	1,888	—	—
Total	$1,888	$41,664	$—
Futures Contracts	$13	$—	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	77

MANAGEMENT DISCUSSION	DELAWARE IVY GOVERNMENT SECURITIES FUND

(UNAUDITED)

Below, Mark G. Beischel, CFA and Susan K. Regan, co-portfolio managers of the Delaware Ivy Government Securities Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Beischel has managed the Fund since April 2018 and has 28 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 34 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2021
Delaware Ivy Government Securities Fund
(Class A shares at net asset value)	-1.94%
Delaware Ivy Government Securities Fund
(Class A shares including sales charges)	-4.42%

Benchmark and Morningstar Category
Bloomberg U.S. Government/Mortgage-Backed Securities Index	-2.07%
(generally reflects the performance of securities representing the government securities market)
Morningstar Intermediate Government Category Average	-1.40%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Performance and positioning

The Fund outperformed the benchmark before fees. The outperformance was due to both an underweight in US Treasuries compared to the benchmark, as well as a slight overweight in mortgage-backed securities. The Fund underperformed its peer group for the fiscal period.

The 12-month fiscal period covered in this annual report saw a large increase in US Treasury yields. A year ago, much of the US was still in lockdown mode, while other parts were dealing with the reopening but not always with many workers or many customers. During the past year we saw the development, approval, manufacture and distribution of three highly effective COVID-19 vaccines. The majority of Americans are now vaccinated and much of life has returned to normal, even if it’s a little different than our previous normal.

This welcome change in our lives over the past 12 months also means that the economy is improving. We generally see rising interest rates in an improving, growing economy and this past year is no exception. Yields, while still very low, are much higher now than a year ago. The two-year US Treasury note rose 15 basis points (bps), to end the period at 28 bps. The 10-year US Treasury rose 80 bps in the year to end September 2021 at 1.49%.

The Fund’s allocation to agency commercial mortgage-backed securities was a large driver of the outperformance relative to the benchmark. These are Freddie K bonds and Fannie DUS bonds, which are multifamily loans generally behaving as bullet securities until their final six months to maturity when borrowers can refinance their loans at any time without penalty. This asset class delivered a positive contribution to the total return while all other asset classes in both the Fund and benchmark had negative total returns for the year.

The spreads on agency residential mortgage-backed securities tightened around 50 bps this past fiscal year, with the Federal Reserve (Fed) buying much of the issuance. Prepayment risk has been running a little higher than market expectations due to new refinancing programs and new technology in the loan origination industry. We have continued to favor both agency commercial mortgage-backed securities and lower dollar price agency collateralized mortgage obligations with good current income yield and prepayment protection.

We have been making tactical changes to the Fund’s duration based on moves in the yield on the 10-year US Treasury Note. Currently the Fund’s duration is about 95% of that of the benchmark. We have been making these moves over most of the fiscal year.

Outlook

Fed Chairman Jay Powell has alluded to the fact that a “decent” or “reasonably good” September 2021 employment report could lead to a quantitative easing taper announcement at the next Federal Open Market Committee (FOMC) meeting in early November 2021. It is expected the tapering could end by mid-2022. The bar for hiking interest rates is much higher than that for tapering and the data will determine the timeline for hiking.

78	ANNUAL REPORT	2021

Management of this Fund is changing in mid-November 2021. It has been a pleasure navigating the markets and being a steward of your investment in the Fund.

Subsequent Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Brian M. Scotto and Eric Frei of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund was renamed from Ivy Government Securities Fund.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Government Securities Fund.

2021	ANNUAL REPORT	79

PORTFOLIO HIGHLIGHTS	DELAWARE IVY GOVERNMENT SECURITIES FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Bonds	98.6%
United States Government and Government Agency Obligations	98.6%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.4%

Quality Weightings

Investment Grade	95.7%
AAA	29.8%
AA	65.9%
Non-Investment Grade	2.9%
Non-rated	2.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.4%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Government Securities Fund changed to Delaware Ivy Government Securities Fund.

80	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY GOVERNMENT SECURITIES FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R6^
1-year period ended 9-30-21	-4.42%	-6.80%	-2.75%	-1.69%	-1.57%
5-year period ended 9-30-21	0.87%	0.11%	0.50%	1.64%	—
10-year period ended 9-30-21	0.88%	0.23%	0.45%	1.43%	—
Since Inception of Class through 9-30-21(5)	—	—	—	—	2.57%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class R6 shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	10-16-17 for Class R6 shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy Government Securities Fund changed to Delaware Ivy Government Securities Fund.

The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Government Securities Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS	DELAWARE IVY GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2021

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 8.4%
Federal Farm Credit Bank:
3.560%, 10–6–32	$5,000	$5,880
3.460%, 2–22–33	3,500	4,088
1.800%, 9–10–40	5,000	4,532
Federal Home Loan Bank,
1.550%, 8–24–35	3,750	3,530
Tennessee Valley Authority,
2.875%, 2–1–27	2,500	2,726
U.S. Department of Transportation,
6.001%, 12–7–21 (A)	8,000	8,254
U.S. International Development Finance Corp. (GTD by U.S. Government),
5.142%, 12–15–23	116	123

		29,133

Mortgage-Backed Obligations – 42.5%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
2.790%, 6–25–22	7,250	7,363
2.615%, 1–25–23	5,555	5,711
5.000%, 5–15–23	158	162
3.136%, 10–25–24	1,000	1,062
0.968%, 1–25–26 (B)	59,041	2,039
2.896%, 4–25–26	804	844
0.176%, 11–25–26 (B)	121,254	1,079
0.432%, 8–25–27 (B)	66,326	1,567
3.281%, 8–25–27	5,460	6,035
0.093%, 10–25–27 (B)	44,530	324
0.368%, 12–25–27 (B)	68,817	1,466
3.900%, 4–25–28	4,000	4,595
3.000%, 10–15–36	55	55
4.000%, 5–15–44	1,433	1,462
3.000%, 6–15–45	2,566	2,700
3.000%, 10–15–45	731	750
3.000%, 11–15–45	2,026	2,087
3.000%, 4–15–46	1,304	1,385
1.500%, 6–15–48	2,370	2,381
2.500%, 7–25–49	1,175	1,221
2.000%, 8–25–49	2,735	2,786
1.000%, 8–25–50	4,068	3,928
1.000%, 10–25–50	1,924	1,843
1.500%, 4–25–51	4,083	4,098
3.000%, 4–15–53	233	233
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
3.329%, 5–25–25 (C)	2,444	2,646
3.284%, 6–25–25 (C)	3,890	4,208
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
4.000%, 10–1–44	851	938
3.500%, 7–1–49	1,867	2,010
3.500%, 10–1–49	1,470	1,556
3.000%, 11–1–49	6,505	6,916
3.000%, 12–1–49	6,199	6,570
3.000%, 1–1–50	2,593	2,756

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
3.000%, 2–1–50	$2,256	$2,378
1.500%, 1–25–51	4,676	4,695
Federal National Mortgage Association Agency REMIC/CMO:
2.715%, 2–25–22	851	853
2.390%, 6–1–25	3,068	3,168
3.360%, 7–1–25	2,397	2,590
2.488%, 5–25–26	2,000	2,107
3.500%, 4–25–37	82	82
2.500%, 5–25–45	2,794	2,913
Federal National Mortgage Association Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index),
2.369%, 7–25–26 (C)	5,675	5,961
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
2.759%, 4–1–22	4,932	4,935
2.000%, 10–1–27	770	797
3.400%, 6–1–31	3,000	3,308
4.000%, 12–1–31	681	740
4.000%, 12–1–32	1,187	1,268
5.500%, 12–1–34	254	294
6.000%, 4–1–39	110	124
3.500%, 4–25–43	1,012	1,022
4.500%, 2–1–44	1,590	1,787
3.000%, 2–25–46	2,578	2,640
4.500%, 2–1–48	1,366	1,510
3.500%, 5–1–49	1,173	1,252
3.000%, 8–1–49	2,361	2,477
3.500%, 8–1–49	1,953	2,096
3.000%, 9–1–49	2,038	2,153
3.000%, 10–1–49	925	969
3.000%, 1–1–50	2,352	2,484
3.500%, 2–1–50	2,450	2,620
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3–16–42	4,329	4,451
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
5.000%, 4–20–34	1,294	1,420

		147,870

Non-Agency REMIC/CMO – 0.1%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
0.290%, 11–25–27 (B)	19,208	312

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 51.0%		$177,315
(Cost: $174,653)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 47.6%
U.S. Treasury Bonds:
1.125%, 5–15–40	5,000	4,323

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
1.125%, 8–15–40	$3,000	$2,583
1.375%, 11–15–40	10,000	8,986
2.750%, 8–15–42	2,500	2,814
2.500%, 2–15–45	500	540
2.250%, 8–15–49	4,550	4,718
2.000%, 2–15–50	4,000	3,931
1.375%, 8–15–50	3,760	3,174
1.875%, 2–15–51	6,750	6,439
U.S. Treasury Notes:
1.625%, 11–15–22	2,625	2,670
2.000%, 11–30–22	1,000	1,022
0.125%, 6–30–23 (D)	13,000	12,979
0.125%, 8–15–23	8,000	7,982
2.625%, 12–31–23	6,000	6,306
2.125%, 2–29–24	2,000	2,084
2.000%, 4–30–24	5,000	5,204
2.125%, 7–31–24	17,500	18,313
1.875%, 8–31–24	4,000	4,160
1.500%, 9–30–24	2,575	2,651
2.125%, 5–15–25	10,000	10,512
2.000%, 8–15–25	4,000	4,190
0.250%, 8–31–25	5,000	4,899
1.625%, 2–15–26	5,000	5,160
0.750%, 3–31–26	4,000	3,972
2.250%, 2–15–27	2,000	2,125
2.375%, 5–15–27	1,000	1,070
2.250%, 8–15–27	500	532
0.500%, 8–31–27	5,000	4,814
1.125%, 2–29–28	4,000	3,976
1.250%, 3–31–28	5,200	5,201
1.250%, 4–30–28	2,500	2,499
2.875%, 5–15–28	2,000	2,206
1.750%, 11–15–29	1,050	1,079
1.500%, 2–15–30	1,000	1,007
1.125%, 2–15–31	12,000	11,625

		165,746

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 47.6%		$165,746
(Cost: $163,705)

SHORT-TERM SECURITIES	Shares
Money Market Funds (E) – 1.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	4,977	4,977

TOTAL SHORT-TERM SECURITIES – 1.4%		$4,977
(Cost: $4,977)

TOTAL INVESTMENT SECURITIES – 100.0%		$348,038
(Cost: $343,335)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(47)

NET ASSETS – 100.0%		$347,991

82	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2021

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $8,254 or 2.4% of net assets.

(B)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	All or a portion of securities with an aggregate value of $12,849 are on loan.

(E)	Rate shown is the annualized 7-day yield at September 30, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
United States Government Agency Obligations	$—	$177,315	$—
United States Government Obligations	—	165,746	—
Short-Term Securities	4,977	—	—
Total	$4,977	$343,061	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	83

MANAGEMENT DISCUSSION	DELAWARE IVY INTERNATIONAL SMALL CAP FUND

(UNAUDITED)

Delaware Ivy International Small Cap Fund is managed by Delaware Management Company and sub-advised by Mackenzie Investments Europe Limited.

Below, Martin Fahey, CFA, Bryan Mattei, CFA, and Kalle Huhdanmäki, portfolio managers of the Delaware Ivy International Small Cap Fund, discuss positioning, performance and results for the fiscal year ended Sept. 30, 2021. Mr. Fahey has managed the Fund since its inception in January 2017 and has 33 years of industry experience. Mr. Mattei has managed the Fund since its inception in January 2017 and has 15 years of industry experience. Mr. Huhdanmäki was added as a portfolio manager in December 2019 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Month period ended September 30, 2021
Delaware Ivy International Small Cap Fund
(Class A shares at net asset value)	29.97%
Delaware Ivy International Small Cap Fund
(Class A shares including sales load)	25.42%

Benchmark and Morningstar Category
MSCI EAFE Small Cap Index	29.03%
(generally reflects the performance of small-cap securities in Europe, Australasia and the Far East)
Morningstar Foreign Small/Mid Growth Category Average	26.45%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

International markets produced positive returns for the fiscal year ended Sept. 30, 2021. COVID-19 vaccinations and economies reopening were the major themes for the year, with the successful development of vaccines coming into view in the final quarter of 2020 driving an increase in risk appetite. At the same time, supply chain shortages meant a mismatch in supply and demand, which drove prices for commodities and general consumer goods higher. Optimism was diminished during the summer months as the emergence of the highly infectious Delta variant led to a rise in cases, including previously vaccinated individuals. However, most economies have recognized the positive impact of vaccines in reducing severity of disease and continued reopening.

In currency markets, the US dollar was largely range-bound over the year as investors balanced a resurgence of COVID-19 cases and the US Federal Reserve’s (Fed) resolve to keep rates low for an extended period in the face of rising inflation which has begun to look more persistent than initially expected. In light of rising inflation expectations, government bonds have duly reversed much of their gains from the previous year.

European small cap stocks outperformed Asian small cap stocks during the 12-month period, with faster vaccination rollout and reopening lending support to Europe which had lagged in the prior year.

Performance and positioning for the year

The Fund outperformed its benchmark and its Morningstar peer group average for the fiscal year. Relative to its benchmark, stock selection contributed to performance. The Fund benefited from its overweight positioning and stock selection in the healthcare, information technology, and consumer staples sectors. The Fund’s overweight positioning and stock selection in communication services and energy sectors and underweight positioning and stock selection in the financials sector detracted from performance. At a stock level, Vivoryon Therapeutics AG, ASM International N.V. and Pacific Basin Shipping Ltd. were the top relative contributors for the period, while Stillfront Group AB, HKBN Ltd. and Evolution Mining Ltd. were the top relative detractors over the fiscal year. The Fund no longer holds Evolution Mining Ltd.

We reduced our exposure to Japanese equities over the past year with some of the proceeds invested into stock specific ideas in Australia. We have reduced the defensive profile of the Fund more recently by reducing exposure to more defensive sectors such as real estate, utilities and consumer staples while increasing exposure to more cyclical sectors such as consumer discretionary and information technology.

Outlook

We continue to believe the pace of the recovery from the unprecedented shock on the global economy of COVID-19 will be the main factor affecting equity prices for the next 12 months especially given the more recent concerns about a slowdown

84	ANNUAL REPORT	2021

in Chinese economic growth as well as the massive recent delays with supply chains globally and the recent very strong uptick in inflation.

European equity markets, like global markets, have rebounded strongly driven by the rebound in economic growth helped by massive government stimulus and central bank support. European central bank guidance indicates loose monetary policy for some time yet, while fiscal policy, courtesy of the European Union’s €750 billion recovery fund, will lend further support. However, given the substantial re-rating of equity markets over the past 15 months, we believe risks are more evenly balanced here.

Large parts of the Asia-Pacific region have been catching up with Western countries in terms of vaccination rates and reopening of economies, particularly Japan and Australia, which should bode well for their economic growth for the remainder of the year and into next. China domestic policy is a key concern for markets. Efforts to cool the property market have brought long-simmering risks to the boil for several large and indebted property developers. We expect the efforts of policy makers to prevent disorderly defaults to succeed, but the uncertainty combined with energy shortages and ongoing supply chain disruptions will likely weigh on the country’s growth prospects in the near term.

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Joseph Devine, Stephan Maikkula, CFA, CMT, and Gabriel Wallach of Delaware Management Company as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Investing in small-cap stocks may carry more risk than investing in stocks of larger more well-established companies. The value of a security believed by the Fund’s portfolio managers to be undervalued may never reach what the managers believe to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

Effective July 1, 2021, the Fund name changed from Ivy International Small Cap Fund and Class N changed to Class R6. Please see the prospectus and supplement dated April 30, 2021 for more information.

Mackenzie Investments Europe Limited delegates to its subsidiary, Mackenzie Investments Asia Limited, for additional portfolio management responsibilities. References to Mackenzie Investments Europe Limited include both entities.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy International Small Cap Fund.

2021	ANNUAL REPORT	85

PORTFOLIO HIGHLIGHTS	DELAWARE IVY INTERNATIONAL SMALL CAP FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Industrials	18.5%
Consumer Discretionary	14.0%
Information Technology	13.0%
Financials	11.9%
Health Care	10.6%
Consumer Staples	7.6%
Materials	7.5%
Communication Services	7.4%
Real Estate	5.1%
Energy	3.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.7%

Country Weightings

Europe	50.3%
Germany	12.6%
Ireland	11.1%
United Kingdom	10.9%
France	5.4%
Netherlands	5.1%
Other Europe	5.2%
Pacific Basin	48.7%
Japan	35.9%
Australia	8.7%
Other Pacific Basin	4.1%
North America	0.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Uniphar plc	Ireland	Health Care	Health Care Distributors
Vivoryon Therapeutics AG	Germany	Health Care	Biotechnology
ASM International N.V.	Netherlands	Information Technology	Semiconductor Equipment
Future plc	United Kingdom	Communication Services	Publishing
Steadfast Group Ltd.	Australia	Financials	Insurance Brokers
Strix Group plc	Isle of Man	Information Technology	Electronic Components
Dole plc	Ireland	Consumer Staples	Packaged Foods & Meats
TechnoPro Holdings, Inc.	Japan	Industrials	Human Resource & Employment Services
Smurfit Kappa Group plc	Ireland	Materials	Paper Packaging
Games Workshop Group plc	United Kingdom	Consumer Discretionary	Leisure Products

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy International Small Cap Fund changed to Delaware Ivy International Small Cap Fund.

86	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY INTERNATIONAL SMALL CAP FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6^	Class Y
1-year period ended 9-30-21	25.42%	28.97%	30.45%	30.55%	29.97%
5-year period ended 9-30-21	—	—	—	—	—
10-year period ended 9-30-21	—	—	—	—	—
Since Inception of Class through 9-30-21(4)	10.64%	10.64%	11.88%	11.88%	11.47%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)

1-10-17 for Class A shares, 1-10-17 for Class C shares, 1-10-17 for Class I shares, 1-10-17 for Class R6 shares and 1-10-17 for Class Y shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy International Small Cap Fund changed to Delaware Ivy International Small Cap Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS	DELAWARE IVY INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares	Value
Australia

Consumer Discretionary – 2.4%
Ardent Leisure Group (A)	953	$1,108
City Chic Collective Ltd. (A)	395	1,836

		2,944

Energy – 2.1%
Beach Energy Ltd.	1,148	1,226
WorleyParsons Ltd.	192	1,349

		2,575

Financials – 2.1%
Steadfast Group Ltd.	751	2,591

Materials – 2.1%
Nufarm Ltd. (A)	357	1,220
OZ Minerals Ltd.	82	1,321

		2,541

Total Australia – 8.7%		10,651
Canada

Materials – 0.3%
Lundin Mining Corp.	62	436

Total Canada – 0.3%		436
Finland

Industrials – 1.2%
Konecranes Oyj (A)	11	421
Outotec Oyj	116	1,058

		1,479

Total Finland – 1.2%		1,479
France

Communication Services – 1.1%
Metropole Television S.A.	62	1,294

Energy – 0.5%
Gaztransport et Technigaz S.A.	8	611

Financials – 1.4%
COFACE S.A.	133	1,671

Industrials – 0.9%
Rexel S.A.	57	1,105

Information Technology – 1.5%
Sopra Steria Group S.A.	10	1,803

Total France – 5.4%		6,484
Germany

Consumer Discretionary – 1.5%
fashionette AG (A)	29	689
hGears AG (A)	6	155
Knaus Tabbert AG	11	801

COMMON STOCKS (Continued)	Shares	Value
Consumer Discretionary (Continued)
Westwing Group AG (A)	3	$96

		1,741

Energy – 1.1%
VERBIO Vereinigte BioEnergie AG	19	1,251

Financials – 1.2%
Aurelius Equity Opportunities SE & Co. KGaA	28	867
FinTech Group AG (A)	26	557

		1,424

Health Care – 4.3%
Apontis Pharma AG (A)	29	873
Vivoryon Therapeutics AG (A)	211	4,383

		5,256

Industrials – 1.6%
KION Holding 1 GmbH	12	1,075
Mynaric AG (A)(B)	12	884

		1,959

Information Technology – 0.7%
Cherry AG (A)	22	818

Materials – 0.5%
IBU-tec Advanced Materials AG (A)	10	612

Total Germany – 10.9%		13,061
Hong Kong

Communication Services – 0.7%
HKBN Ltd.	731	863

Industrials – 1.4%
Pacific Basin Shipping Ltd.	3,671	1,699

Information Technology – 1.1%
ASM Pacific Technology Ltd.	116	1,270

Total Hong Kong – 3.2%		3,832
Ireland

Consumer Discretionary – 0.5%
Dalata Hotel Group plc (A)	132	625

Consumer Staples – 2.6%
C&C Group plc (A)	238	755
Dole plc (A)(B)	142	2,403

		3,158

Financials – 0.6%
AIB Group plc (B)	286	779

Health Care – 4.4%
Uniphar plc	1,105	5,323

COMMON STOCKS (Continued)	Shares	Value
Industrials – 1.1%
Grafton Group plc, Units	31	$527
Kingspan Group plc	7	727

		1,254

Materials – 1.9%
Smurfit Kappa Group plc	43	2,283

Total Ireland – 11.1%		13,422
Isle of Man

Information Technology – 2.0%
Strix Group plc	522	2,403

Total Isle of Man – 2.0%		2,403
Japan

Communication Services – 2.1%
ARTERIA Networks Corp.	77	1,135
Capcom Co. Ltd.	48	1,322

		2,457

Consumer Discretionary – 6.0%
Komeda Holdings Co. Ltd. (B)	95	1,875
Roland Corp.	42	1,937
Ryohin Keikaku Co. Ltd.	87	1,933
Stanley Electric Co. Ltd.	56	1,415

		7,160

Consumer Staples – 2.8%
Kobe Bussan Co. Ltd.	26	837
Matsumotokiyoshi Holdings Co. Ltd. (B)	42	1,872
Shinnihonseiyaju Co. Ltd. (B)	36	601

		3,310

Financials – 3.1%
Bank of Kyoto Ltd. (The) (B)	45	2,083
Gunma Bank Ltd. (The)	518	1,667

		3,750

Health Care – 1.4%
Nippon Shinyaku Co. Ltd.	19	1,596

Industrials – 9.3%
Mabuchi Motor Co. Ltd.	20	704
MISUMI Group, Inc.	38	1,621
Okamura Corp.	128	1,858
Sanwa Holdings Corp.	135	1,754
Takeuchi Mfg Co. Ltd.	48	1,096
TechnoPro Holdings, Inc.	79	2,373
Tsubaki Nakashima Co. Ltd.	124	1,758

		11,164

Information Technology – 4.3%
DISCO Corp.	5	1,456
OTSUKA Corp.	42	2,165
Sansan, Inc. (A)	16	1,581

		5,202

88	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Materials – 2.7%
Tosoh Corp.	69		$1,258
Zeon Corp.	138		1,947

			3,205

Real Estate – 4.2%
GLP J-REIT	1		1,012
Ichigo, Inc.	391		1,285
Kenedix Office Investment Corp.	—	*	1,100
Relo Group, Inc.	77		1,581

			4,978

Total Japan – 35.9%			42,822
Malta

Consumer Discretionary – 0.7%
Kindred Group plc	52		787

Total Malta – 0.7%			787
Netherlands

Financials – 2.1%
ASR Nederland N.V.	31		1,410
Euronext N.V.	10		1,078

			2,488

Information Technology – 3.0%
ASM International N.V.	9		3,624

Total Netherlands – 5.1%			6,112
Norway

Consumer Staples – 0.6%
SalMar ASA	12		779

Total Norway – 0.6%			779
Singapore

Real Estate – 0.9%
Manulife U.S. REIT	1,589		1,108

Total Singapore – 0.9%			1,108

COMMON STOCKS (Continued)	Shares	Value
Spain

Communication Services – 0.4%
Mediaset Espana Comunicacion S.A.	89	$503

Total Spain – 0.4%		503
Sweden

Communication Services – 0.3%
Stillfront Group AB (A)	65	411

Total Sweden – 0.3%		411
United Kingdom

Communication Services – 2.8%
Future plc	69	3,416

Consumer Discretionary – 2.9%
Games Workshop Group plc	16	2,278
Persimmon plc	16	577
Redrow plc	75	672

		3,527

Consumer Staples – 1.6%
Cranswick plc	17	797
Stock Spirits Group plc	213	1,074

		1,871

Financials – 1.4%
Draper Esprit plc (A)	120	1,621

Health Care – 0.5%
Clinigen Group plc	62	534

Industrials – 1.3%
Diploma plc	42	1,582

Information Technology – 0.4%
Avast plc	71	542

Total United Kingdom – 10.9%		13,093

TOTAL COMMON STOCKS – 97.6%		$117,383
(Cost: $79,505)

PREFERRED STOCKS	Shares	Value
Germany

Industrials – 1.7%
Sixt SE	23	$2,066

Total Germany – 1.7%		2,066

TOTAL PREFERRED STOCKS – 1.7%		$2,066
(Cost: $1,200)

SHORT-TERM SECURITIES
Money Market Funds (C) – 3.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.030%	875	875
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.010% (D)	2,877	2,877

		3,752

TOTAL SHORT-TERM SECURITIES – 3.1%		$3,752
(Cost: $3,752)

TOTAL INVESTMENT SECURITIES – 102.4%		$123,201
(Cost: $84,457)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.4)%		(2,863)

NET ASSETS – 100.0%		$120,338

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $5,570 are on loan.

(C)	Rate shown is the annualized 7-day yield at September 30, 2021.

(D)	Investment made with cash collateral received from securities on loan.

2021	ANNUAL REPORT	89

SCHEDULE OF INVESTMENTS	DELAWARE IVY INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2021

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$5,624	$3,320	$—
Consumer Discretionary	4,644	12,140	—
Consumer Staples	5,029	4,089	—
Energy	1,251	3,186	—
Financials	2,699	11,625	—
Health Care	6,730	5,979	—
Industrials	—	20,242	—
Information Technology	3,763	11,899	—
Materials	612	8,465	—
Real Estate	1,012	5,074	—
Total Common Stocks	$31,364	$86,019	$—
Preferred Stocks	—	2,066	—
Short-Term Securities	3,752	—	—
Total	$35,116	$88,085	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

Market Sector Diversification
(as a % of net assets)
Industrials	18.5%
Consumer Discretionary	14.0%
Information Technology	13.0%
Financials	11.9%
Health Care	10.6%
Consumer Staples	7.6%
Materials	7.5%
Communication Services	7.4%
Real Estate	5.1%
Energy	3.7%
Other+	0.7%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

90	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund is managed by Delaware Management Company and sub-advised by Pictet Asset Management (Pictet). Mary-Therese Barton, co-portfolio manager, has managed the Fund since its inception in April 2014 and has 20 years industry experience. Alper Gocer, also a co-portfolio manager on the Fund, has been with Pictet since 2016 and has more than a decade of active emerging debt management experience. The Fund is managed by a team of seven, including Barton and Gocer. The other co-portfolio managers include Guido Chamorro, Carrie Liaw, Robert Simpson, CFA, Ali Bora Yigitbasioglu and Adriana Cristea. Chamorro has managed the Fund since its inception, while Liaw became a co-portfolio manager in 2015. Additionally, Simpson became a co-portfolio manager in 2019 and Mr. Yigitbasioglu and Ms. Cristea became portfolio managers in 2020. Below, the Pictet investment team discusses positioning, performance and results for the Fund for its fiscal year ended September 30, 2021.

Fiscal Year Performance

For the 12 months ended September 30, 2021
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	3.99%
(Class A shares at net asset value)
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	1.36%
(Class A shares including sales charges)

Benchmark and Morningstar Category
J.P. Morgan GBI-EM Global Diversified Index	2.64%
(generally reflects the performance of the global debt market in emerging countries)
Morningstar Emerging-Markets Local-Currency Bond Category Average	3.03%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market review

The final months of 2020 provided a supportive backdrop for emerging-market assets. Growth momentum picked up pace and the outcome of the US elections led to an improvement in risk sentiment. However, 2021 has been less supportive for the asset class, with a number of macro factors putting pressure on emerging-market returns. The prevalence of COVID-19 and its associated variants, combined with low vaccination rates compared to developed markets has weighed heavily on emerging-market growth. This has coincided with increased concerns regarding inflation, and central banks have been faced with difficult decisions on how best to react to the situation. Uneven sectoral recoveries and supply-side shortages have resulted in additional volatility across the emerging-market universe.

Portfolio strategy

For the fiscal year ended September 30, 2021, the Fund outperformed its benchmark index as well as its Morningstar peer group average. The benchmark index return of 2.64% was mainly driven by the strong market performance experienced in the fourth quarter of 2020. For the Fund, both active currency and rates positions contributed positively over the year, with the majority of outperformance coming from the currency component. The overweight to the Russian ruble was a key contributor to performance as commodity exporting currencies were well supported, in line with the economic recovery. An overweight to the Mexican peso also contributed in line with a weaker US dollar earlier in the year. The move to an underweight position in the Turkish lira at the start of 2021 was also supportive for performance as outflows, given political uncertainty, put pressure on currency valuation. The underweight position in the South African rand detracted as the currency strengthened on an improving global backdrop and stronger external balance driven by higher commodity prices.

In local rates, key positive contribution came from the overweight to South Africa given the attractive risk premiums at the end of 2020. Structural underweight positions in Hungary and Poland also added to performance given inflation concerns and a slow reaction from respective central banks. Recent overweight positions in Russia and Mexico detracted from performance as has the underweight in Turkey where, despite concerns regarding the actions of the central bank, bonds continued to deliver positive performance.

The end of September 2021 saw a marked deterioration in the global risk backdrop in response to heightened uncertainty surrounding the role of supply-side shocks in rising inflation and demand destruction. This was accompanied by rising US Treasury yields and a stronger US dollar. This created a challenging environment for emerging-market fixed income. At the

2021	ANNUAL REPORT	91

same time in many emerging-market countries (outside of Asia), inflation uncertainty has led to a rapid repricing of interest rates and bond yields as policy makers turn increasingly hawkish in an attempt to stem consumer pricing pressures. Countries where this repricing is no surprise to our team is in Poland where our core structural underweight benefited from this repricing. This position, combined with our proxy developed market hedge (short US Treasuries), drives the net portfolio duration underweight. Countries where inflationary dynamics are less severe, or monetary policy has been sufficiently proactive, are where we have a bias to express a long view, namely Mexico, Russia, South Korea and Indonesia. A long in Chinese local rates is also being maintained on the view that recent stress in the Chinese economy will be met with increasingly accommodative policy by the People’s Bank of China against a backdrop of low inflation, supporting a move lower in yields. In emerging-market currencies, the cautious approach is reflected via a long US dollar position against shorts to the Mexican peso, South African rand, Turkish lira and Hong Kong dollar.

Outlook

The third quarter of 2021 saw heightened volatility across global markets; concerns surrounding slowing global growth, rising inflation, and supply-side shocks weighed heavily on returns. As such, we approach the final quarter of the year with a degree of caution whilst remaining optimistic regarding an emerging-market recovery. In response to rising inflation, policy normalization is broadening across emerging markets as inflationary pressures, rising commodity prices, and a gradual fade of COVID-19 impacts are requiring central banks to act. The higher energy prices that have dominated the headlines could lead to further divergence and opportunities in emerging markets. Whilst some European countries will be negatively exposed to higher prices, we believe many emerging-market economies will stand to benefit from higher energy costs, and we anticipate outperformance of energy exporters. Future actions from the US Federal Reserve (Fed) will be closely watched, although the market’s reaction to the last Fed announcement suggested the timeline has been well signaled and we do not anticipate any short-term actions being disruptive for the risk backdrop. While risks remain, we believe the backdrop has potential to become more supportive. As market volatility is starting to ease, and core rates are expected to stabilize at relatively low levels, investors may continue the search for yield which would be positive for emerging-market assets given yields versus risk-free assets.

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Emerging Markets Local Currency Debt Fund” and the appointment of the portfolio manager team of Alex Kozhemiakin and Mansur Z. Rasul of Delaware Management Company as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund name changed from Ivy Pictet Emerging Markets Local Currency Debt Fund and Class N was renamed to Class R6.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise, especially securities with longer maturities. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The Fund may seek to manage exposure to various foreign currencies, which may involve additional risks. The value of securities, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates or exchange control regulations. Investing in foreign securities involves a number of risks that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, such as greater price volatility, comparatively weak supervision and regulation of securities exchanges, fluctuation in foreign currency exchange rates and related conversion costs, adverse foreign tax consequences, or different and/or less stringent financial reporting standards.

Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns.

92	ANNUAL REPORT	2021

Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund.

2021	ANNUAL REPORT	93

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Purchased Options	0.0%
Bonds	81.4%
Other Government Securities	81.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	18.6%

Quality Weightings

Investment Grade	61.8%
AA	4.3%
A	22.9%
BBB	34.6%
Non-Investment Grade	19.6%
BB	11.8%
B	3.3%
Non-rated	4.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	18.6%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

Pacific Basin	39.5%
China	20.6%
Indonesia	8.1%
Thailand	6.4%
Malaysia	4.4%
North America	2.6%
Europe	17.8%
Russia	5.4%
Czech Republic	4.3%
Other Europe	8.1%
South America	12.1%
Colombia	4.4%
Brazil	4.0%
Other South America	3.7%
Africa	6.2%
Other	2.9%
Bahamas/Caribbean	0.3%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	18.6%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Pictet Emerging Markets Local Currency Debt Fund changed to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund.

94	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6^	Class Y
1-year period ended 9-30-21	0.78%	3.05%	3.88%	3.76%	3.52%
5-year period ended 9-30-21	-0.78%	-0.87%	0.13%	0.11%	-0.25%
10-year period ended 9-30-21	—	—	—	—	—
Since Inception of Class through 9-30-21(4)	-1.39%	-1.69%	-0.71%	0.35%	-1.04%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)

4-30-14 for Class A shares, 4-30-14 for Class C shares, 4-30-14 for Class I shares, 1-30-15 for Class R6 shares and 4-30-14 for Class Y shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy Pictet Emerging Markets Local Currency Debt Fund changed to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	95

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
U.S. 10-Year Treasury Note December Futures,
Put $131.50, Expires 10–22–21	37	3,700	$19
U.S. 5-Year Treasury Note December Futures,
Put $122.50, Expires 10–22–21	35	3,500	7

TOTAL PURCHASED OPTIONS – 0.0%	$26
(Cost: $21)

OTHER GOVERNMENT SECURITIES (A)	Principal
Brazil – 4.0%
Brazil Letras do Tesouro Nacional:
0.000%, 1–1–24 (B)(C)	BRL	7,300	1,082
0.000%, 7–1–24 (B)(C)	1,258	178
Brazil Notas do Tesouro Nacional:
10.000%, 1–1–27 (C)	2,545	457
10.000%, 1–1–29 (C)	1,499	265
10.000%, 1–1–31 (C)	672	116

2,098

Chile – 1.7%
Chile Bonos Tesoreria:
4.500%, 3–1–26 (C)	CLP	90,000	108
5.000%, 10–1–28 (C)	235,000	283
2.300%, 10–1–28 (C)	100,000	101
4.700%, 9–1–30 (C)	85,000	99
2.800%, 10–1–33 (C)	115,000	107
5.000%, 3–1–35 (C)	70,000	80
6.000%, 1–1–43 (C)	100,000	125

903

China – 20.6%
China Government Bond:
2.360%, 7–2–23 (C)	CNH	24,160	3,739
2.880%, 11–5–23 (C)	4,430	691
1.990%, 4–9–25 (C)	23,950	3,629
3.220%, 12–6–25 (C)	4,300	681
3.030%, 3–11–26 (C)	4,420	695
2.850%, 6–4–27 (C)	2,860	444
3.280%, 12–3–27 (C)	2,040	326
3.250%, 11–22–28 (C)	1,950	310
3.810%, 9–14–50 (C)	1,200	198

10,713

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Colombia – 4.4%
Colombian TES:
5.750%, 11–3–27 (C)	COP	1,420,600	$351
6.000%, 4–28–28 (C)		2,125,600	525
7.750%, 9–18–30 (C)		896,000	240
7.000%, 3–26–31 (C)		1,302,400	329
7.000%, 6–30–32 (C)		1,436,400	358
7.250%, 10–18–34 (C)		1,185,100	296
6.250%, 7–9–36 (C)		320,300	71
7.250%, 10–26–50 (C)		421,700	99

			2,269

Czech Republic – 4.3%
Czech Republic Government Bond:
1.250%, 2–14–25 (C)	CZK	3,010	134
2.400%, 9–17–25 (C)		4,400	204
1.000%, 6–26–26 (C)		9,840	428
0.250%, 2–10–27 (C)		5,900	246
2.500%, 8–25–28 (C)		6,360	300
2.750%, 7–23–29 (C)		4,470	215
0.950%, 5–15–30 (C)		8,230	344
1.750%, 6–23–32 (C)		1,720	76
2.000%, 10–13–33 (C)		6,250	283

			2,230

Dominican Republic – 0.3%
Dominican Republic Government Bond
9.750%, 6–5–26 (C)	DOP	8,000	172

Egypt – 2.4%
Arab Republic of Egypt
7.300%, 9–30–33		$200	195
Egypt Government Bond:
14.605%, 9–8–25 (C)(D)	EGP	6,975	449
14.406%, 7–7–27 (C)(D)		9,076	581

			1,225

Ghana – 0.4%
Republic of Ghana
0.000%, 4–7–25 (B)		$300	232

Hungary – 3.2%
Hungary Government Bond:
6.000%, 11–24–23 (C)	HUF	42,520	150
3.000%, 6–26–24 (C)		50,000	165
2.500%, 10–24–24 (C)		55,710	181
5.500%, 6–24–25 (C)		59,370	212
1.000%, 11–26–25 (C)		50,000	152
1.500%, 4–22–26 (C)		65,000	200
1.500%, 8–26–26 (C)		29,820	91
2.750%, 12–22–26 (C)		55,000	178
6.750%, 10–22–28 (C)		36,100	145
3.000%, 8–21–30 (C)		7,360	23
3.000%, 10–27–38 (C)		57,950	172

			1,669

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Indonesia – 8.1%
Indonesia Government Bond:
8.375%, 9–15–26 (C)	IDR	570,000	$45
6.125%, 5–15–28 (C)		9,475,000	676
9.000%, 3–15–29 (C)		2,800,000	229
8.250%, 5–15–29 (C)		2,683,000	212
7.750%, 4–15–31 (C)		979,000	75
8.750%, 5–15–31 (C)		12,961,000	1,061
9.500%, 7–15–31 (C)		290,000	25
7.500%, 8–15–32 (C)		1,105,000	83
6.625%, 5–15–33 (C)		4,980,000	350
8.375%, 3–15–34 (C)		8,290,000	657
7.500%, 6–15–35 (C)		5,300,000	393
9.500%, 5–15–41 (C)		1,307,000	114
7.125%, 6–15–42 (C)		2,270,000	162
8.750%, 2–15–44 (C)		1,353,000	111

			4,193

Malaysia – 4.4%
Malaysia Government Bond:
4.392%, 4–15–26 (C)	MYR	236	60
3.899%, 11–16–27 (C)		2,087	518
3.733%, 6–15–28 (C)		1,820	446
3.885%, 8–15–29 (C)		994	246
2.632%, 4–15–31 (C)		675	151
4.232%, 6–30–31 (C)		650	165
3.828%, 7–5–34 (C)		200	47
3.757%, 5–22–40 (C)		2,816	644

			2,277

Mexico – 2.6%
Mexican Bonos:
8.500%, 5–31–29 (C)	MXN	3,600	187
7.750%, 5–29–31 (C)		2,740	136
7.750%, 11–23–34 (C)		8,010	396
10.000%, 11–20–36 (C)		3,270	192
8.500%, 11–18–38 (C)		5,128	265
7.750%, 11–13–42 (C)		2,500	120
8.000%, 11–7–47 (C)		600	29

			1,325

Peru – 1.9%
Republic of Peru:
6.350%, 8–12–28 (C)	PEN	1,200	300
5.940%, 2–12–29 (C)		782	190
6.950%, 8–12–31 (C)		586	147
6.150%, 8–12–32 (C)		511	120
5.400%, 8–12–34 (C)		496	104
6.900%, 8–12–37 (C)		300	70
5.350%, 8–12–40 (C)		190	37

			968

Poland – 0.5%
Poland Government Bond:
2.500%, 7–25–27 (C)	PLN	872	231
2.750%, 4–25–28 (C)		147	39

			270

96	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Romania – 2.8%
Romania Government Bond:
4.400%, 9–25–23 (C)	RON	1,400	$337
4.000%, 10–25–23 (C)		700	168
3.250%, 4–29–24 (C)		580	136
3.700%, 11–25–24 (C)		185	44
4.850%, 4–22–26 (C)		900	221
3.250%, 6–24–26 (C)		180	42
5.800%, 7–26–27 (C)		560	146
4.150%, 1–26–28 (C)		500	120
5.000%, 2–12–29 (C)		505	125
4.150%, 10–24–30 (C)		205	48
3.650%, 9–24–31 (C)(E)		395	87

			1,474

Russia – 5.4%
Russia Government Bond:
8.150%, 2–3–27 (C)	RUB	5,928	85
6.000%, 10–6–27 (C)		25,057	326
7.050%, 1–19–28 (C)		5,237	72
5.700%, 5–17–28 (C)		15,970	203
6.900%, 5–23–29 (C)		20,755	281
7.650%, 4–10–30 (C)		15,000	213
8.523%, 9–17–31 (C)		26,180	393
7.700%, 3–23–33 (C)		47,151	669
7.250%, 5–10–34 (C)		15,102	206
7.700%, 3–16–39 (C)		11,208	159
Russian Federation
6.100%, 7–18–35 (C)		17,353	212

			2,819

South Africa – 6.2%
Republic of South Africa:
8.000%, 1–31–30 (C)	ZAR	4,504	278
7.000%, 2–28–31 (C)		11,560	646
8.875%, 2–28–35 (C)		11,083	654
8.500%, 1–31–37 (C)		4,897	273
9.000%, 1–31–40 (C)		4,310	245

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
South Africa (Continued)
6.500%, 2–28–41 (C)		$7,840	$341
8.750%, 1–31–44 (C)		4,581	251
8.750%, 2–28–48 (C)		9,705	531

			3,219

Thailand – 6.4%
Thailand Government Bond:
2.400%, 12–17–23 (C)	THB	17,600	541
2.875%, 12–17–28 (C)		34,244	1,106
1.600%, 12–17–29 (C)(E)		5,655	166
2.000%, 12–17–31 (C)		29,092	868
3.775%, 6–25–32 (C)		1,286	45
1.600%, 6–17–35 (C)		839	23
3.400%, 6–17–36 (C)		2,440	81
3.300%, 6–17–38 (C)		10,220	337
2.875%, 6–17–46 (C)		5,000	154

			3,321

Turkey – 1.2%
Turkey Government Bond:
10.400%, 3–20–24 (C)	TRY	450	44
9.000%, 7–24–24 (C)		900	83
12.600%, 10–1–25 (C)		1,700	163
10.600%, 2–11–26 (C)		857	76
11.000%, 2–24–27 (C)		766	66
10.500%, 8–11–27 (C)		743	62
12.400%, 3–8–28 (C)		131	11
11.700%, 11–13–30 (C)		1,180	97

			602

Ukraine – 0.5%
Ukraine Government Bond:
11.670%, 11–22–23 (C)	UAH	5,394	202
0.000%, 5–31–40 (B)		$53	58

			260

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Uruguay – 0.1%
Republica Orient Uruguay:
8.500%, 3–15–28 (C)	UYU	1,637	$40
8.250%, 5–21–31 (C)		1,109	26

			66

TOTAL OTHER GOVERNMENT SECURITIES – 81.4%			$42,305
(Cost: $42,969)

SHORT-TERM SECURITIES	Shares
Money Market Funds (F) – 14.9%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.030%		7,521	7,521
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.010% (G)		225	225

			7,746

TOTAL SHORT-TERM SECURITIES – 14.9%			$7,746
(Cost: $7,746)

TOTAL INVESTMENT SECURITIES – 96.3%			$50,077
(Cost: $50,736)

CASH AND OTHER ASSETS, NET OF LIABILITIES (H)(I) – 3.7%			1,929

NET ASSETS – 100.0%			$52,006

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(B)	Zero coupon bond.

(C)

Principal amounts are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, CLP – Chilean Peso, CNH – Chinese Yuan in Hong Kong, CNY – Chinese Yuan Renminbi, COP – Columbian Peso, CZK – Czech Koruna, DOP – Dominican Republic Peso, EGP – Egypt Pound, HUF – Hungarian Forint, IDR – Indonesian Rupiah, MXN – Mexican Peso, MYR – Malaysian Ringgit, PEN – Peruvian Neuvo Sol, PLN – Polish Zloty, RON – Romania Leu, RUB – Russian Ruble, THB – Thai Baht, TRY – Turkish New Lira, UAH – Ukraine Hryvnia, UYU – Uruguay Peso and ZAR – South African Rand).

(D)	Rate shown is the yield to maturity at September 30, 2021.

(E)	All or a portion of securities with an aggregate value of $204 are on loan.

(F)	Rate shown is the annualized 7-day yield at September 30, 2021.

(G)	Investment made with cash collateral received from securities on loan.

2021	ANNUAL REPORT	97

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

(H)	Cash of $61 has been pledged as collateral on open futures contracts.

(I)	Cash of $361 has been pledged as collateral on centrally cleared swaps.

The following centrally cleared credit default swaps – buy protection(1) were outstanding at September 30, 2021:

Referenced Entity/Index	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
Markit North American High Yield CDX Index	(5.000%)	6-20-26	350	$(32)	$(33)	$1
Markit North American High Yield CDX Index	(5.000%)	6-20-26	300	(28)	(28)	—	*

				$(60)	$(61)	$1

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

The following forward foreign currency contracts were outstanding at September 30, 2021:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Indonesian Rupiah	31,318,120	U.S. Dollar	2,182	10–1–21	Barclays Capital, Inc.	$—		$7
U.S. Dollar	2,192	Indonesian Rupiah	31,318,120	10–1–21	Barclays Capital, Inc.	—		4
Malaysian Ringgit	16,197	U.S. Dollar	3,855	10–4–21	Barclays Capital, Inc.	—		14
Russian Ruble	25,200	U.S. Dollar	342	10–4–21	Barclays Capital, Inc.	—		4
U.S. Dollar	3,824	Malaysian Ringgit	16,197	10–4–21	Barclays Capital, Inc.	43		—
South African Rand	3,184	U.S. Dollar	210	10–5–21	Barclays Capital, Inc.	—		1
Chilean Peso	274,000	U.S. Dollar	347	10–6–21	Barclays Capital, Inc.	9		—
U.S. Dollar	344	Indian Rupee	25,220	10–7–21	Barclays Capital, Inc.	—		5
U.S. Dollar	258	Thai Baht	8,710	10–7–21	Barclays Capital, Inc.	—		—	*
U.S. Dollar	698	Turkish New Lira	6,101	10–8–21	Barclays Capital, Inc.	—		13
Chinese Yuan Renminbi	500	U.S. Dollar	77	10–14–21	Barclays Capital, Inc.	—		—	*
U.S. Dollar	776	Malaysian Ringgit	3,251	10–18–21	Barclays Capital, Inc.	—		—	*
Chinese Yuan Renminbi Offshore	4,556	U.S. Dollar	702	10–25–21	Barclays Capital, Inc.	—		4
Turkish New Lira	2,910	U.S. Dollar	326	10–25–21	Barclays Capital, Inc.	2		—
U.S. Dollar	331	Turkish New Lira	2,910	10–25–21	Barclays Capital, Inc.	—		8
Chinese Yuan Renminbi Offshore	8,444	U.S. Dollar	1,303	10–27–21	Barclays Capital, Inc.	—		5
Indonesian Rupiah	19,631,414	U.S. Dollar	1,372	10–29–21	Barclays Capital, Inc.	5		—
U.S. Dollar	210	South African Rand	3,184	10–29–21	Barclays Capital, Inc.	1		—
Australian Dollar	450	U.S. Dollar	324	11–1–21	Barclays Capital, Inc.	—		2
Mexican Peso	6,600	U.S. Dollar	320	11–1–21	Barclays Capital, Inc.	2		—
U.S. Dollar	323	Brazilian Real	1,750	11–3–21	Barclays Capital, Inc.	—		3
Chinese Yuan Renminbi Offshore	9,900	U.S. Dollar	1,526	11–26–21	Barclays Capital, Inc.	—		3
Turkish New Lira	3,000	U.S. Dollar	328	11–29–21	Barclays Capital, Inc.	—	*	—
U.S. Dollar	824	Chinese Yuan Renminbi	5,350	11–29–21	Barclays Capital, Inc.	2		—
Romanian Leu	500	U.S. Dollar	119	12–2–21	Barclays Capital, Inc.	3		—
Polish Zloty	1,030	U.S. Dollar	259	12–20–21	Barclays Capital, Inc.	1		—
U.S. Dollar	200	Nigeria Naira	94,700	2–14–22	Barclays Capital, Inc.	19		—

98	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Brazilian Real	400	U.S. Dollar	77	10–4–21	Citibank N.A.	$3		$—
U.S. Dollar	347	Russian Ruble	25,600	10–4–21	Citibank N.A.	4		—
U.S. Dollar	270	Chilean Peso	209,000	10–6–21	Citibank N.A.	—		13
U.S. Dollar	115	Philippine Peso	5,784	10–6–21	Citibank N.A.	—		2
Colombian Peso	2,480,000	U.S. Dollar	646	10–7–21	Citibank N.A.	—		6
U.S. Dollar	346	Colombian Peso	1,310,000	10–7–21	Citibank N.A.	—		2
U.S. Dollar	321	South African Rand	4,552	10–8–21	Citibank N.A.	—		18
U.S. Dollar	170	Peruvian New Sol	695	10–12–21	Citibank N.A.	—		2
U.S. Dollar	1,081	Russian Ruble	78,880	10–26–21	Citibank N.A.	—		2
U.S. Dollar	287	Singapore Dollar	388	10–27–21	Citibank N.A.	—		1
Russian Ruble	18,690	U.S. Dollar	254	10–29–21	Citibank N.A.	—		2
U.S. Dollar	194	Brazilian Real	1,051	11–3–21	Citibank N.A.	—		1
Chinese Yuan Renminbi Offshore	10,069	U.S. Dollar	1,551	11–29–21	Citibank N.A.	—		4
U.S. Dollar	888	Colombian Peso	3,420,000	12–20–21	Citibank N.A.	5		—
Egypt Pound	4,820	U.S. Dollar	294	2–9–22	Citibank N.A.	—		2
Brazilian Real	9,324	U.S. Dollar	1,725	10–4–21	Goldman Sachs International	14		—
Colombian Peso	1,320,000	U.S. Dollar	348	10–4–21	Goldman Sachs International	1		—
Malaysian Ringgit	4,805	U.S. Dollar	1,148	10–4–21	Goldman Sachs International	—	*	—
South African Rand	1,729	U.S. Dollar	114	10–4–21	Goldman Sachs International	—		—	*
U.S. Dollar	1,926	Brazilian Real	10,144	10–4–21	Goldman Sachs International	—		63
U.S. Dollar	343	Colombian Peso	1,320,000	10–4–21	Goldman Sachs International	3		—
U.S. Dollar	1,148	Malaysian Ringgit	4,805	10–4–21	Goldman Sachs International	—	*	—
U.S. Dollar	157	South African Rand	2,287	10–4–21	Goldman Sachs International	—		6
South African Rand	5,689	U.S. Dollar	377	10–5–21	Goldman Sachs International	—		1
U.S. Dollar	82	South African Rand	1,225	10–5–21	Goldman Sachs International	—		—	*
Chilean Peso	613,000	U.S. Dollar	778	10–6–21	Goldman Sachs International	23		—
U.S. Dollar	924	Chilean Peso	719,000	10–6–21	Goldman Sachs International	—		36
Thai Baht	1,780	U.S. Dollar	53	10–7–21	Goldman Sachs International	1		—
U.S. Dollar	343	Colombian Peso	1,300,000	10–7–21	Goldman Sachs International	—		2
South African Rand	14,545	U.S. Dollar	969	10–8–21	Goldman Sachs International	3		—
U.S. Dollar	222	South African Rand	3,297	10–8–21	Goldman Sachs International	—		3
U.S. Dollar	27	Turkish New Lira	237	10–8–21	Goldman Sachs International	—		1
Peruvian New Sol	1,222	U.S. Dollar	300	10–12–21	Goldman Sachs International	4		—
U.S. Dollar	118	Peruvian New Sol	484	10–12–21	Goldman Sachs International	—		—	*
U.S. Dollar	72	Thai Baht	2,440	10–14–21	Goldman Sachs International	—	*	—
U.S. Dollar	48	Chilean Peso	37,480	10–15–21	Goldman Sachs International	—		2
U.S. Dollar	1,381	Chinese Yuan Renminbi	9,000	10–15–21	Goldman Sachs International	11		—
Chinese Yuan Renminbi Offshore	6,864	U.S. Dollar	1,063	10–19–21	Goldman Sachs International	—		—	*
Colombian Peso	1,240,000	U.S. Dollar	323	10–19–21	Goldman Sachs International	—		2
Russian Ruble	75,427	U.S. Dollar	1,034	10–20–21	Goldman Sachs International	—		—	*
U.S. Dollar	123	Russian Ruble	8,983	10–20–21	Goldman Sachs International	—	*	—
Chinese Yuan Renminbi Offshore	1,619	U.S. Dollar	249	10–22–21	Goldman Sachs International	—		1
Singapore Dollar	709	U.S. Dollar	521	10–27–21	Goldman Sachs International	—		1
U.S. Dollar	266	Singapore Dollar	362	10–27–21	Goldman Sachs International	—	*	—
Chinese Yuan Renminbi Offshore	8,428	U.S. Dollar	1,301	10–28–21	Goldman Sachs International	—		4
Indonesian Rupiah	2,374,930	U.S. Dollar	165	10–29–21	Goldman Sachs International	—	*	—
Russian Ruble	2,300	U.S. Dollar	31	10–29–21	Goldman Sachs International	—		—	*
U.S. Dollar	730	Russian Ruble	54,647	10–29–21	Goldman Sachs International	18		—

2021	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	1,012	Malaysian Ringgit	4,245	11–1–21	Goldman Sachs International	$—		$1
Brazilian Real	3,510	U.S. Dollar	643	11–3–21	Goldman Sachs International	2		—
U.S. Dollar	1,976	Brazilian Real	10,734	11–3–21	Goldman Sachs International	—		14
Mexican Peso	4,800	U.S. Dollar	235	11–29–21	Goldman Sachs International	4		—
Turkish New Lira	3,000	U.S. Dollar	327	11–29–21	Goldman Sachs International	—		—	*
Chinese Yuan Renminbi Offshore	10,069	U.S. Dollar	1,550	11–30–21	Goldman Sachs International	—		4
U.S. Dollar	210	Romanian Leu	885	12–2–21	Goldman Sachs International	—		3
U.S. Dollar	237	South African Rand	3,630	12–6–21	Goldman Sachs International	2		—
Colombian Peso	1,320,000	U.S. Dollar	341	12–20–21	Goldman Sachs International	—		3
Brazilian Real	420	U.S. Dollar	79	10–4–21	JPMorgan Securities LLC	2		—
Thai Baht	2,460	U.S. Dollar	74	10–7–21	JPMorgan Securities LLC	1		—
U.S. Dollar	922	Thai Baht	29,933	10–7–21	JPMorgan Securities LLC	—		37
Turkish New Lira	6,343	U.S. Dollar	698	10–8–21	JPMorgan Securities LLC	—		14
Euro	565	Polish Zloty	2,598	10–12–21	JPMorgan Securities LLC	—		2
Polish Zloty	1,310	Euro	290	10–12–21	JPMorgan Securities LLC	6		—
Polish Zloty	340	U.S. Dollar	86	10–12–21	JPMorgan Securities LLC	1		—
Chinese Yuan Renminbi	1,200	U.S. Dollar	186	10–14–21	JPMorgan Securities LLC	—		—	*
U.S. Dollar	1,136	Chinese Yuan Renminbi	7,400	10–18–21	JPMorgan Securities LLC	9		—
U.S. Dollar	1,107	South African Rand	16,560	10–27–21	JPMorgan Securities LLC	—		10
Russian Ruble	8,100	U.S. Dollar	110	10–29–21	JPMorgan Securities LLC	—		1
Euro	550	U.S. Dollar	640	11–1–21	JPMorgan Securities LLC	3		—
Mexican Peso	13,200	U.S. Dollar	641	11–1–21	JPMorgan Securities LLC	4		—
South African Rand	4,900	U.S. Dollar	324	11–4–21	JPMorgan Securities LLC	—		—	*
U.S. Dollar	82	Czech Koruna	1,791	11–22–21	JPMorgan Securities LLC	—		1
U.S. Dollar	4,208	Polish Zloty	16,583	11–29–21	JPMorgan Securities LLC	—		39
U.S. Dollar	394	Turkish New Lira	3,618	11–29–21	JPMorgan Securities LLC	1		—
U.S. Dollar	3,704	Mexican Peso	75,679	11–30–21	JPMorgan Securities LLC	—		69
Egypt Pound	7,370	U.S. Dollar	459	12–9–21	JPMorgan Securities LLC	—		1
Nigeria Naira	178,840	U.S. Dollar	410	2–14–22	JPMorgan Securities LLC	—		3
Malaysian Ringgit	230	U.S. Dollar	55	10–4–21	Morgan Stanley International	—	*	—
U.S. Dollar	55	Malaysian Ringgit	230	10–4–21	Morgan Stanley International	—	*	—
South African Rand	3,566	U.S. Dollar	239	10–5–21	Morgan Stanley International	2		—
South African Rand	4,016	U.S. Dollar	273	10–8–21	Morgan Stanley International	6		—
U.S. Dollar	205	South African Rand	3,016	10–8–21	Morgan Stanley International	—		5
Polish Zloty	1,310	Euro	290	10–12–21	Morgan Stanley International	6		—
U.S. Dollar	1,391	Chinese Yuan Renminbi	9,000	10–14–21	Morgan Stanley International	1		—
U.S. Dollar	340	Russian Ruble	24,800	10–20–21	Morgan Stanley International	—		—	*
Chinese Yuan Renminbi Offshore	11,698	U.S. Dollar	1,799	10–21–21	Morgan Stanley International	—		12
U.S. Dollar	915	Chinese Yuan Renminbi	5,900	10–25–21	Morgan Stanley International	—		2
U.S. Dollar	112	Russian Ruble	8,200	10–29–21	Morgan Stanley International	—	*	—
U.S. Dollar	296	Hungarian Forint	89,775	11–24–21	Morgan Stanley International	—		7
U.S. Dollar	187	Nigeria Naira	87,910	2–14–22	Morgan Stanley International	16		—

						$243		$478

100	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Euro-Bund 10-Year Bond	Short	3	12–8–21	300	$(590)	$7
U.S. Treasury Ultra Long Bond	Short	3	12–21–21	300	(573)	8
U.S. 5-Year Treasury Note	Long	18	12–30–21	1,800	2,209	3
U.S. 10-Year Treasury Note	Short	25	12–31–21	2,500	(3,290)	36

					$(2,244)	$54

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2021:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (C)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Pay	1-Day Brazil Interbank Deposit Rate	9.865%	7/3/2023	BRL	2,562	$(10)	$—	$(10)
Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.510%	12/03/2031	MXN	509	1	—	1
Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.000%	3/15/2023	MXN	717	(4)	—	(4)
Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.330%	3/13/2024		498	(4)	—	(4)
Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.825%	3/13/2024		1,504	(24)	—	(24)
Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.060%	12/17/2025		1,626	(12)	—	(12)
Pay	28-Day Mexico Equilibrium Interbank Interest Rate	6.330%	3/7/2029		996	(15)	—	(15)
Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.220%	3/3/2032		1,435	(27)	—	(27)
Receive	3-Month Johannesburg Interbank Agreed Rate	6.130%	12/15/2026	ZAR	481	5	—	5
Receive	6-Month Warsaw Interbank Offered Rate	1.055%	12/15/2024	PLN	739	13	—	13
Pay	6-Month Warsaw Interbank Offered Rate	1.440%	9/15/2026		853	(3)	—	(3)
Receive	6-Month Warsaw Interbank Offered Rate	1.733%	9/15/2026		1,260	(11)	—	(11)
Pay	6-Month Warsaw Interbank Offered Rate	1.815%	9/15/2026		737	(8)	—	(8)
Receive	6-Month Warsaw Interbank Offered Rate	1.646%	12/15/2026		467	6	—	6
Receive	6-Month Warsaw Interbank Offered Rate	1.941%	3/16/2030		345	(6)	—	(6)
Pay	1-Day Brazil Interbank Deposit Rate	4.205%	1/3/2023	BRL	1,453	(86)	—	(86)
Pay	1-Day Brazil Interbank Deposit Rate	6.775%	7/3/2023		302	(5)	—	(5)
Pay	1-Day Brazil Interbank Deposit Rate	10.360%	1/8/2024		1,399	(4)	—	(4)
Receive	3-Month Colombia Overnight Interbank Reference Rate	6.400%	6/15/2027	COP	499	— *	—	— *

2021	ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (C)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Receive	3-Month Colombia Overnight Interbank Reference Rate	5.760%	6/15/2027		2,096	$(18)	$—	$(18)
Receive	3-Month Colombia Overnight Interbank Reference Rate	5.760%	6/15/2027	COP	1,060	22	—	22
Receive	3-Month Colombia Overnight Interbank Reference Rate	5.800%	6/15/2027		981	3	—	3
Pay	3-Month Johannesburg Interbank Agreed Rate	9.450%	12/16/2031	ZAR	722	(4)	—	(4)
Receive	6-Month Thai Baht Interest Rate Fixing Rate	1.080%	1/10/2026	THB	254	(1)	—	(1)
Receive	6-Month Warsaw Interbank Offered Rate	1.415%	12/15/2026	PLN	467	11	—	11
Receive	7-Day China Fixing Repo Rates	2.449%	9/7/2026	CNY	400	3	—	3
Pay	1-Day Brazil Interbank Deposit Rate	10.470%	1/8/2024	BRL	1,417	(4)	—	(4)
Receive	3-Month Johannesburg Interbank Agreed Rate	6.340%	12/15/2026	ZAR	1,414	(3)	—	(3)

						$(185)	$—	$(185)

The following over the counter interest rate swap agreements were outstanding at September 30, 2021:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (C)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Barclays Bank plc	Pay	6-Month LIBOR	7.650%	3/9/2024	IDR	1,163	$64	$—	$64
Citibank N.A.	Receive	3-Month Kuala Lumpur Interbank Offered Rate	2.220%	9/17/2023	MYR	1,046	(2)	—	(2)
Goldman Sachs International	Pay	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	16.530%	12/15/2024	TRY	106	(3)	—	(3)
Goldman Sachs International	Pay	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	17.360%	12/15/2024		308	(3)	—	(3)
Goldman Sachs International	Pay	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	17.480%	12/15/2024		1,142	7	—	7
Goldman Sachs International	Receive	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	17.090%	3/16/2027		102	— *	—	— *
Goldman Sachs International	Receive	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	17.300%	3/16/2027		190	(1)	—	(1)
Goldman Sachs International	Receive	3-Month Kuala Lumpur Interbank Offered Rate	2.397%	9/15/2024	MYR	639	(1)	—	(1)
Goldman Sachs International	Receive	3-Month LIBOR	18.950%	1/28/2022		$3,700	42	—	42
Goldman Sachs International	Pay	3-Month LIBOR	20.570%	10/28/2022	TRY	902	2	—	2
Goldman Sachs International	Pay	3-Month RUB NFEA MosPrime Rate	7.490%	12/15/2024	RUB	796	(8)	—	(8)
Goldman Sachs International	Pay	3-Month RUB NFEA MosPrime Rate	7.510%	12/15/2026		1,020	10	—	10
JPMorgan Chase Bank N.A	Pay	3-Month RUB NFEA MosPrime Rate	7.475%	12/15/2024		1,410	(17)	—	(17)
JPMorgan Chase Bank N.A.	Receive	3-Month Kuala Lumpur Interbank Offered Rate	3.210%	9/28/2021	MYR	860	3	—	3
JPMorgan Chase Bank N.A.	Receive	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	17.000%	3/16/2027	TRY	190	1	—	1

102	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (C)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	Receive	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	17.300%	3/16/2027		206	$(2)	$—	$(2)
JPMorgan Chase Bank N.A.	Receive	1-Day Borsa Instanbul Turkish Lira Overnight Reference Rate	17.400%	3/16/2027		154	(2)	—	(2)
JPMorgan Chase Bank N.A.	Pay	6-Month LIBOR	9.800%	10/9/2022	IDR	212	20	—	20
Morgan Stanley & Co. International plc	Receive	6-Month LIBOR	7.400%	4/24/2024	IDR	970	91	—	91

							$201	$—	$201

The following written options were outstanding at September 30, 2021 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
U.S. 10-Year Treasury Note December Futures	N/A	Put	37	3,700	October 2021	$130.00	$5	$(4)
U.S. 5-Year Treasury Note December Futures	N/A	Put	35	3,500	October 2021	121.75	2	(2)
	N/A	Call	35	3,500	October 2021	123.00	3	(1)

							$10	$(7)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Purchased Options	$26	$—	$—
Other Government Securities	—	42,305	—
Short-Term Securities	7,746	—	—
Total	$7,772	$42,305	$—
Centrally Cleared Credit Default Swaps	$—	$1	$—
Forward Foreign Currency Contracts	$—	$243	$—
Futures Contracts	$54	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$64	$—
Over the Counter Interest Rate Swaps	$—	$240	$—
Liabilities
Forward Foreign Currency Contracts	$—	$478	$—
Centrally Cleared Interest Rate Swaps	$—	$249	$—
Over the Counter Interest Rate Swaps	$—	$39	$—
Written Options	$7	$—	$—

2021	ANNUAL REPORT	103

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2021

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

Market Sector Diversification
(as a % of net assets)
Other Government Securities	81.4%
Other+	18.6%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

104	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY PICTET TARGETED RETURN BOND FUND

(UNAUDITED)

Delaware Ivy Pictet Targeted Return Bond Fund is managed by Delaware Management Company and sub-advised by Pictet Asset Management (Pictet).

Below, portfolio managers Andres Sanchez Balcazar, CFA, David Bopp, CFA and Ella Hoxha of Pictet discuss positioning, performance and results for the fiscal year ended September 30, 2021. Ella Hoxha was added as a co-portfolio manager in March 2019 and has 18 years of industry experience. Mr. Balcazar and Mr. Bopp have managed the Fund since its inception in January 2016 and have 21 and 17 years of industry experience, respectively.

Fiscal Year Performance

For the 12 months ended September 30, 2021
Delaware Ivy Pictet Targeted Return Bond Fund
(Class A shares at net asset value)	0.74%
Delaware Ivy Pictet Targeted Return Bond Fund
(Class A shares including sales charges)	-1.75%

Benchmark and Morningstar Category
Bloomberg US Treasury Bills: 1-3 Month Index	0.05%
(generally reflects the performance of U.S. Treasury Bills with a remaining maturity between 1-3 months)
Morningstar Nontraditional Bond Category Average	5.53%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market review

The fourth quarter of 2020 ended with sharp V-shaped recoveries. With the US Federal Reserve (Fed) remaining accommodative, approval of vaccines, and the US fiscal stimulus package, the US Treasury yield curve steepened (long rates rising faster than short) on hopes of a sustained economic recovery. German bund yields rose on similar news, including a new European Union (EU) investment program with China and resolved trade deal with the UK. Spread markets performed well as developed market sovereigns in Europe benefitted from the roll-out of the economic relief package and expanded European Central Bank (ECB) purchase program. Yield-hungry investors and central bank purchases supported developed market corporates, with most sectors performing well over the quarter, closing the year at levels close to where they started. Emerging markets ended the year stronger, driven by the rally in commodities, particularly oil which had seen negative oil prices in April. The US dollar was weak against both developed market and emerging-market currencies despite a brief election-related rally in November. The Swedish krona was strongest among developed market currencies, while commodity currencies (both developed and emerging markets) performed well following the surge in oil prices.

The first quarter of 2021 ended with US Treasuries having one of the worst quarterly performances in decades as the yield curve sharply steepened (long-dated maturities rising more than short-dated). The benchmark 10-year yield ended the quarter at 1.74%, having started 2021 below 1%. Expectations of potential inflation prompted selling from so-called bond vigilantes. However, both US Treasury Secretary Yellen and US Federal Reserve Chairman Powell separately emphasized caution was warranted and continued accommodation would remain which settled markets. The ECB kept policy unchanged yet yields sold off in line with US rates without the justification of pending economic recovery. In developed market corporates, focus was on growth and inflation concerns. US credit underperformed European credit, and high yield outperformed investment grade. Emerging market central bank action was varied despite similar sensitivities to trade flows and global rates. Banco de Mexico and Bank Indonesia cut rates, while People’s Bank of China (PBOC) and the South Africa Reserve Bank kept rates on hold.

The second quarter of 2021 ended with the reflation trade largely deflated but with inflation concerns still present. Following strong inflation data, the Fed turned hawkish, clearly signaling it would keep inflation under control. The US Treasury yield curve “twisted” with intermediate maturities selling off in anticipation of sooner hikes but long-term Treasuries performing well in anticipation of inflation easing, indicating the markets accept the Fed’s view that any inflation will be transitory. Despite eurozone inflation reaching two-year highs, the ECB stated it was too early to discuss reducing accommodation. German bund yields flattened over the quarter (long-term maturities falling more than short-term). Overall, developed market central banks kept supportive polices in place, emphasizing that data will be clouded as economies recover from the pandemic.

The third quarter of 2021 (last quarter of the fiscal year) ended with the Fed divided over future rate hikes despite inflation over 5%. The fractured negotiations on the infrastructure spending bill and the upcoming US Treasury debt ceiling deadline

2021	ANNUAL REPORT	105

also rattled markets. After flattening earlier in the quarter, the US Treasury yield curve sharply steepened in September on the hawkish turn by the Fed. The benchmark 10-year US Treasury yield ended the quarter close to where it began at 1.49%. The ECB took a more sanguine view despite inflation reaching 3%. German bund yields followed the same pattern as US Treasuries, rallying initially in the quarter only to sell-off sharply in September and end the quarter unchanged at -0.20%. Other developed central bank policies were nuanced, yet bond yields uniformly sold off in September and ended the quarter largely unchanged. High yield credit outperformed investment grade, with European issuers outperforming their US counterparts. In emerging markets, Asia high yield underperformed on concerns over the deteriorating situation with China Evergrande.

Portfolio performance

The Fund outperformed its benchmark for the fiscal year but underperformed its Morningstar peer group average.

The Fund outperformed its benchmark over the fourth quarter of 2020. Spread positions were the strongest contributors to performance. Developed market corporates performed very strongly across all sectors in both the US and Europe. Developed market sovereigns also performed well. Within rates, our long US duration was positive over the quarter with TIPS also performing well versus nominals. Our long German bund duration also contributed positively. Currency detracted as US dollar weakness hurt our long US dollar versus short emerging market currency.

In the first quarter of 2021, the Fund underperformed its benchmark. Our Rates positions were the strongest detractors to performance, primarily due to our long US duration held in long-dated maturities. Our long German bund duration also detracted, with negative contribution as well from our long duration in Australia, Norway and Canada. Our spread positions were positive.

Performance rebounded in the second quarter of 2021, as the portfolio outperformed the benchmark. Spread was the strongest contributor to quarterly performance followed by rates. The Fund’s currency exposure detracted from performance. In Rates, our long duration positioning held in long-term US Treasury maturities were the primary contributor to relative performance.

The last quarter of the fiscal year ended with the Fund underperforming its benchmark. Rates positioning was neutral for performance over the quarter. Our long German bund duration held in long-dated maturities was positive, offset by negative contribution from our long Norway and Canada duration positions. Spread positioning was negative for the portfolio, led by emerging markets, primarily hard currency corporate allocation to China real estate. Currency was positive, with positive contribution from our long euro and short sterling.

Fund positioning

In rates, over the last quarter of the fiscal year, we reduced overall portfolio duration in anticipation of a volatile September, increasing it again slightly over the month as better valuations appeared. We reduced our long-dated German bund holdings, adding to a small long in Spain. We closed our long Sweden position and reduced our long China duration as well as slightly increased our long Mexico duration. In Spread, we added selectively to our Chinese real estate allocation. In currency, we closed our South Korean won short and reduced our short to the Japanese yen, among other currency allocation changes.

Outlook

As the fiscal period ended, the situation in China continues to worsen. What seems to be a self-induced liquidity crunch could turn into a more widespread solvency crisis for the real estate sector. The key is the short-term financing of many of these real estate companies depends on pre-sales of properties which have completely dried up as households are wary their new homes will not be delivered by the embattled property companies. The PBOC has injected liquidity into the financial system, but this is not alleviating the pressure on the real estate sector as this is not a banking crisis. It now seems clear the Chinese economy continues to slow down despite very strong export performance. The Chinese government wants to penalize Evergrande’s excesses, but we don’t think it wants to create a widespread crisis. Real estate sector credit spreads are starting to reflect this reality and imply crisis like default rates of 15 to 20% depending on time horizon and recovery rate assumptions. For this reason, we continue to hold an allocation to this sector. Conversely, global bond markets and currencies outside China remain very sanguine about the risk that this Chinese crisis becomes more widespread and systemic in nature. As a result, we have increased our underweights to Asian currencies versus the US dollar and have started to build up our duration positions again both in Europe and the US. With central banks being hawkish, fiscal policy becoming a drag on growth, and concerns with the Chinese real estate crisis, we believe the risk for the global economy is on the downside going into next year.

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Total Return Bond Fund” and the appointment of the portfolio manager team of Andrew

106	ANNUAL REPORT	2021

Vonthethoff, CFA of Delaware Management Company and Matthew Mulcahy of Macquarie Investment Management Global Limited as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund name changed from Ivy Pictet Targeted Return Bond Fund and Class N was renamed to Class R6.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns.

The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Pictet Targeted Return Bond Fund.

2021	ANNUAL REPORT	107

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Purchased Options	0.0%
Bonds	88.5%
Corporate Debt Securities	36.7%
Other Government Securities	31.5%
United States Government and Government Agency Obligations	20.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	11.5%

Quality Weightings

Investment Grade	69.3%
AAA	21.2%
AA	13.8%
A	9.9%
BBB	24.4%
Non-Investment Grade	19.2%
BB	15.1%
B	3.2%
CCC	0.3%
Below CCC	0.3%
Non-rated	0.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+ and Purchased Options	11.5%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	31.6%
United States	27.6%
Canada	3.5%
Other North America	0.5%
Europe	36.6%
Norway	6.5%
Germany	5.9%
United Kingdom	4.2%
Other Europe	19.9%
Pacific Basin	11.4%
China	4.9%
Other Pacific Basin	6.5%
Other	3.1%
South America	2.3%
Bahamas/Caribbean	1.1%
Africa	1.0%
Asia	0.7%
Middle East	0.5%
Morocco	0.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+ and Purchased Options	11.5%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Pictet Targeted Return Bond Fund changed to Delaware Ivy Pictet Targeted Return Fund.

108	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PICTET TARGETED RETURN BOND FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6^	Class Y
1-year period ended 9-30-21	-1.75%	0.03%	1.06%	1.18%	7.27%
5-year period ended 9-30-21	1.66%	1.45%	2.40%	2.54%	3.46%
10-year period ended 9-30-21	—	—	—	—	—
Since Inception of Class through 9-30-21(4)	1.80%	1.54%	2.49%	2.63%	3.40%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)

1-4-16 for Class A shares, 1-4-16 for Class C shares, 1-4-16 for Class I shares, 1-4-16 for Class R6 shares and 1-4-16 for Class Y shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy Pictet Targeted Return Bond Fund changed to Delaware Ivy Pictet Targeted Return Bond Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	109

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
EUR versus HUF,
Call $356.44, Expires 12–6–21, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	3,800,000	3,800	$68
EUR versus PLN,
Call $4.64, Expires 12–10–21, OTC (Ctrpty: Goldman Sachs International)	3,750,000	3,750	33
iTraxx Europe Crossover, Series 29 Index,
Put EUR50.00, Expires 11–17–21, OTC (Ctrpty: Goldman Sachs International) (A)	3,200,000	3,200	3
Markit CXP High Yield, Series 36 Index,
Put $52.50, Expires 11–17–21, OTC (Ctrpty: Goldman Sachs International)	16,400,000	16,400	18
U.S. 5-Year Treasury Note December Futures:
Put $117.75, Expires 11–26–21	170	17,000	1
Call $145.00, Expires 11–26–21	125	12,500	1
U.S. Treasury Long Bond December Futures:
Call $164.00, Expires 10–22–21	124	12,400	19
Call $245.00, Expires 11–26–21	169	16,900	1
USD versus CNY,
Call $6.62, Expires 12–21–22, OTC (Ctrpty: Citibank N.A.)	4,406,000	4,406	12
USD versus KRW,
Call $1,170.00, Expires 10–27–21, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	4,591,000	4,591	72
USD versus NOK,
Put $8.59, Expires 10–27–21, OTC (Ctrpty: Citibank N.A.)	7,588,000	7,588	31
USD versus RUB,
Call $76.74, Expires 12–22–21, OTC (Ctrpty: Goldman Sachs International)	2,200,000	2,200	19
USD versus ZAR,
Put $14.49, Expires 11–25–21, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	2,307,000	2,307	17

TOTAL PURCHASED OPTIONS – 0.0%			$295
(Cost: $627)

CORPORATE DEBT SECURITIES	Principal		Value
Communication Services

Broadcasting – 0.4%
Discovery Communications LLC (GTD by Discovery, Inc.),
5.300%, 5–15–49		$184	$230
Fox Corp.,
5.576%, 1–25–49		372	502

			732

Cable & Satellite – 0.7%
Altice France S.A.,
5.875%, 2–1–27 (A)	EUR	363	441
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
5.750%, 4–1–48		$400	506
Summer BidCo B.V. (9.000% Cash or 9.750% PIK),
9.000%, 11–15–25 (A)(B)	EUR	210	249

			1,196

Integrated Telecommunication Services – 1.4%
AT&T, Inc.,
4.250%, 6–1–43 (A)	GBP	176	289
British Telecommunications plc,
3.250%, 11–8–29		$870	911
CK Hutchison Group Telecom Finance S.A.,
1.500%, 10–17–31 (A)	EUR	200	242
Oi S.A. (10.000% Cash or 8.000% Cash and 4.000% PIK),
10.000%, 7–27–25 (B)		$245	230
Telefonica Emisiones S.A.:
7.045%, 6–20–36		145	210
5.213%, 3–8–47		400	500

			2,382

Wireless Telecommunication Service – 0.5%
SoftBank Group Corp.,
3.125%, 9–19–25 (A)(C)	EUR	390	452
Vodafone Group plc,
2.625%, 8–27–80 (A)		390	468

			920

Total Communication Services – 3.0%			5,230
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.2%
PVH Corp.,
3.125%, 12–15–27 (A)		340	450

Auto Parts & Equipment – 0.5%
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK),
3.875%, 5–15–27 (A)(B)		300	357
ZF Europe Finance B.V.,
3.000%, 10–23–29 (A)(C)		400	483

			840

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Automobile Manufacturers – 1.3%
General Motors Co.,
6.800%, 10–1–27		$600	$750
Jaguar Land Rover Automotive plc,
7.750%, 10–15–25 (D)		200	216
Volkswagen International Finance N.V.,
3.500%, 6–17–70 (A)(C)	EUR	1,000	1,245

			2,211

Restaurants – 0.1%
Starbucks Corp.,
4.450%, 8–15–49		$123	151

Total Consumer Discretionary – 2.1%			3,652
Consumer Staples

Brewers – 0.3%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
5.800%, 1–23–59		365	516

Drug Retail – 0.2%
CVS Health Corp.,
5.050%, 3–25–48		244	315

Food Retail – 0.2%
Picard Groupe S.A.,
3.875%, 7–1–26 (A)(D)	EUR	278	328

Packaged Foods & Meats – 0.1%
Mars, Inc.,
4.200%, 4–1–59 (D)		$100	125

Total Consumer Staples – 0.8%			1,284
Energy

Integrated Oil & Gas – 1.0%
OMV AG,
2.500%, 9–1–69 (A)	EUR	600	729
Petroleos Mexicanos,
7.690%, 1–23–50		$350	332
Raizen Fuels Finance Ltd.,
5.300%, 1–20–27 (D)		389	437
Repsol International Finance B.V.,
4.247%, 12–11–69 (A)	EUR	200	254

			1,752

Oil & Gas Exploration & Production – 0.6%
BP Capital Markets plc (GTD by BP plc),
1.231%, 5–8–31 (A)		750	907

Oil & Gas Storage & Transportation – 0.8%
Kunlun Energy Co. Ltd.,
3.750%, 5–13–25 (C)		$464	495

110	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Oil & Gas Storage & Transportation (Continued)
TransCanada PipeLines Ltd.,
5.300%, 3–15–77		$844	$907

			1,402

Total Energy – 2.4%			4,061
Financials

Asset Management & Custody Banks – 0.3%
Charming Light Investments Ltd.,
4.375%, 12–21–27		458	501

Diversified Banks – 5.4%
ABANCA Corp. Bancaria S.A.,
6.125%, 1–18–29 (A)	EUR	300	384
ABN AMRO Bank N.V.:
2.875%, 1–18–28 (A)		300	361
4.375%, 9–22–69 (A)		500	622
AIB Group plc,
6.250%, 12–23–69 (A)		220	285
Banco Santander S.A.,
6.750%, 7–25–68 (A)		200	239
Barclays plc,
2.000%, 2–7–28 (A)		400	474
BAWAG Group AG,
5.000%, 11–14–68 (A)		200	248
BNP Paribas S.A.,
4.500%, 8–25–68 (D)		$320	321
Commerzbank AG,
6.125%, 4–9–69 (A)	EUR	200	255
De Volksbank N.V.,
2.750%, 10–6–27 (A)		300	356
Erste Group Bank AG,
4.250%, 4–15–70 (A)		400	493
HSBC Holdings plc,
5.875%, 3–28–69 (A)	GBP	300	444
Intesa Sanpaolo S.p.A.,
3.750%, 8–27–68 (A)	EUR	500	574
Landesbank Baden-Wuerttemberg,
2.875%, 9–28–26 (A)		400	511
Lloyds Banking Group plc,
4.947%, 6–27–70 (A)		400	508
NatWest Group plc,
5.125%, 12–31–69 (A)	GBP	200	290
Piraeus Financial Holdings S.A.,
8.750%, 12–16–69 (A)	EUR	300	354
Skandinaviska Enskilda Banken AB,
5.125%, 5–13–69		$400	427
Societe Generale S.A.,
5.375%, 5–18–69 (D)		319	342
Svenska Handelsbanken AB,
6.250%, 3–1–69		600	656
TerraForm Power Operating LLC (GTD by TerraForm Power LLC),
5.000%, 1–31–28 (D)		440	473
UniCredit S.p.A.,
5.459%, 6–30–35		297	328
Virgin Money UK plc,
4.000%, 9–25–26 (A)(C)	GBP	300	440

			9,385

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Capital Markets – 1.3%
Credit Suisse Group AG:
3.250%, 4–2–26 (A)(C)	EUR	400	$511
7.250%, 3–12–68		$400	443
4.500%, 3–3–69 (D)		370	364
4.875%, 1–20–70		400	415
UBS Group AG,
7.000%, 7–31–68		420	458

			2,191

Life & Health Insurance – 1.1%
CNP Assurances S.A.,
2.500%, 6–30–51 (A)	EUR	800	996
Legal & General Group plc,
3.750%, 11–26–49 (A)	GBP	263	377
Rothesay Life plc,
6.875%, 3–12–68 (A)		300	470

			1,843

Multi-Line Insurance – 0.1%
ageas S.A./N.V.,
3.875%, 6–10–69 (A)	EUR	200	247

Other Diversified Financial Services – 0.4%
RCI Banque S.A.,
2.625%, 2–18–30 (A)		600	707

Property & Casualty Insurance – 2.0%
Allianz SE:
2.625%, 4–30–70 (A)		400	467
3.200%, 4–30–70 (D)		$600	583
Chubb INA Holdings, Inc. (GTD by Chubb Ltd.),
2.500%, 3–15–38 (A)	EUR	243	338
Direct Line Insurance Group plc,
4.750%, 6–7–68 (A)	GBP	200	279
Munich Reinsurance Co.,
1.250%, 5–26–41 (A)(C)	EUR	1,000	1,168
Zurich Finance (Ireland) DAC,
1.875%, 9–17–50 (A)		500	610

			3,445

Specialized Finance – 1.2%
China Great Wall International Holdings III Ltd.,
3.875%, 8–31–27		$249	265
Dresdner Funding Trust I,
8.151%, 6–30–31		430	616
Intrum AB,
3.000%, 9–15–27 (A)(D)	EUR	669	774
Vonovia Finance B.V.,
1.125%, 9–14–34 (A)		300	346

			2,001

Thrifts & Mortgage Finance – 0.5%
Deutsche Pfandbriefbank AG,
2.875%, 6–28–27 (A)		700	821

Total Financials – 12.3%			21,141

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Health Care

Health Care Facilities – 0.3%
HCA, Inc. (GTD by HCA Holdings, Inc.),
5.250%, 6–15–49		$320	$409

Life Sciences Tools & Services – 0.1%
Thermo Fisher Scientific, Inc.,
2.875%, 7–24–37 (A)(C)	EUR	158	225

Managed Health Care – 0.1%
UnitedHealth Group, Inc.,
3.700%, 8–15–49		$119	135

Pharmaceuticals – 0.4%
Merck KGaA,
1.625%, 9–9–80 (A)(C)	EUR	600	717

Total Health Care – 0.9%			1,486
Industrials

Diversified Support Services – 0.6%
Logicor Financing S.a.r.l.,
3.250%, 11–13–28 (A)		800	1,073

Heavy Electrical Equipment – 0.2%
Nordex SE,
6.500%, 2–1–23 (A)		320	378

Railroads – 0.3%
CSX Corp.,
4.750%, 11–15–48		$390	504

Total Industrials – 1.1%			1,955
Information Technology

Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.,
1.125%, 5–11–25		824	830
Hewlett Packard Enterprise Co.:
4.900%, 10–15–25 (E)		359	407
6.350%, 10–15–45 (E)		500	672

			1,909

Total Information Technology – 1.1%			1,909
Materials

Aluminum – 0.2%
PT Indonesia Asahan Aluminum Persero Tbk,
6.757%, 11–15–48		245	316

Diversified Chemicals – 0.1%
Chemours Co. (The),
4.000%, 5–15–26 (A)	EUR	200	237

2021	ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Fertilizers & Agricultural Chemicals – 0.3%
Israel Chemicals Ltd.,
6.375%, 5–31–38 (C)		$333	$433

Specialty Chemicals – 0.4%
International Flavors & Fragrances, Inc.,
5.000%, 9–26–48		171	221
Westlake Chemical Corp.,
1.625%, 7–17–29 (A)(C)	EUR	344	422

			643

Total Materials – 1.0%			1,629
Real Estate

Diversified Real Estate Activities – 0.9%
Blackstone Property Partners Europe Holdings S.a.r.l.,
1.750%, 3–12–29 (A)		284	342
Shimao Property Holdings Ltd.,
6.125%, 2–21–24 (C)		$1,240	1,239

			1,581

Diversified REITs – 0.1%
Aroundtown S.A.,
1.625%, 1–31–28 (A)(C)	EUR	200	245

Hotel & Resort REITs – 0.2%
China Aoyuan Group Ltd.,
7.950%, 2–19–23		$230	208
China Aoyuan Property Group Ltd.,
5.375%, 9–13–22		200	182

			390

Industrial REITs – 0.5%
Prologis Euro Finance LLC (GTD by Prologis L.P.):
0.625%, 9–10–31 (A)	EUR	340	391
1.500%, 9–10–49 (A)		450	512

			903

Office REITs – 0.4%
Demire Deutsche Mittelstand Real Estate AG,
1.875%, 10–15–24 (A)		300	332
Inmobiliaria Colonial Socimi S.A.,
2.500%, 11–28–29 (A)		200	262

			594

Real Estate Development – 3.8%
Agile Group Holdings Ltd.,
7.750%, 5–25–69		$260	235
Central China Real Estate Ltd.,
7.650%, 8–27–23		380	239
China Evergrande Group,
8.750%, 6–28–25		706	170
CIFI Holdings Group Co. Ltd.,
6.550%, 3–28–24		314	318

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Real Estate Development (Continued)
Country Garden Holdings Co. Ltd.:
8.000%, 1–27–24		$369	$384
7.250%, 4–8–26		700	739
CPI Property Group S.A.,
4.875%, 10–16–68 (A)	EUR	400	490
Easy Tactic Ltd.,
8.125%, 7–11–24 (C)		$300	196
Greenland Global Investment Ltd.:
5.750%, 9–26–22		420	332
6.750%, 9–26–23		310	197
Kaisa Group Holdings Ltd.,
9.375%, 6–30–24		390	298
Logan Property Holdings Co. Ltd.,
6.500%, 7–16–23		302	302
Longfor Properties Co. Ltd.,
4.500%, 1–16–28		706	759
RKPF Overseas 2019 A Ltd.,
7.875%, 2–1–23		700	706
Samhallsbyggnadsbolaget I Norden AB,
2.624%, 4–30–69 (A)	EUR	410	477
Sino-Ocean Land Treasure Finance II Ltd.,
5.950%, 2–4–27		$200	211
Sunac China Holdings Ltd.,
7.950%, 10–11–23		200	168
Zhenro Properties Group Ltd.,
7.350%, 2–5–25		350	306

			6,527

Retail REITs – 0.7%
MAF Global Securities Ltd.,
5.500%, 9–7–68		400	407
Unibail-Rodamco SE,
2.125%, 10–25–66 (A)(C)	EUR	700	811

			1,218

Specialized REITs – 0.3%
Digital Stout Holding LLC,
3.750%, 10–17–30 (A)(C)	GBP	300	457

Total Real Estate – 6.9%			11,915
Utilities

Electric Utilities – 2.9%
ContourGlobal Power Holdings S.A.,
4.125%, 8–1–25 (A)	EUR	320	378
DPL, Inc.,
4.350%, 4–15–29		$240	261
E.ON SE,
1.000%, 10–7–25 (A)	EUR	400	482
Electricite de France S.A.,
3.375%, 9–15–69 (A)(C)		600	733
ENEL S.p.A.,
1.875%, 9–8–69 (A)		600	688
Energo-Pro A.S.,
4.500%, 5–4–24 (A)		171	198

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Electric Utilities (Continued)
NextEra Energy Operating Partners L.P. (GTD by NextEra Energy Partners L.P. and NextEra Energy U.S. Partners Holdings LLC),
4.500%, 9–15–27 (D)		$360	$388
Orano S.A.,
2.750%, 3–8–28 (A)(C)	EUR	400	490
Orsted A/S,
1.500%, 2–18–21 (A)		530	614
Viridian Group FinanceCo plc and Viridian Power and Energy Holdings DAC,
4.750%, 9–15–24 (A)	GBP	104	142
Vistra Operations Co. LLC:
5.625%, 2–15–27 (D)		$68	70
5.000%, 7–31–27 (D)		580	600

			5,044

Independent Power Producers & Energy Traders – 0.6%
Drax Finco plc,
2.625%, 11–1–25 (A)	EUR	500	599
Pattern Energy Operations L.P. and Pattern Energy Operations, Inc. (GTD by Pattern U.S. Finance Co. LLC),
4.500%, 8–15–28 (D)		$370	386

			985

Multi-Utilities – 1.5%
Energie Baden-Wurttemberg AG,
1.625%, 8–5–79 (A)(C)	EUR	1,400	1,649
ENGIE S.A.,
1.500%, 11–30–69 (A)		500	583
Veolia Environnement S.A.,
2.500%, 1–20–29 (A)		300	353

			2,585

Renewable Electricity – 0.1%
Clearway Energy Operating LLC,
4.750%, 3–15–28 (D)		$187	198

Total Utilities – 5.1%			8,812

TOTAL CORPORATE DEBT SECURITIES – 36.7%			$63,074
(Cost: $61,192)

OTHER GOVERNMENT SECURITIES (F)
Argentina – 0.1%
Republic of Argentina,
2.500%, 7–9–41		630	233

112	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

OTHER GOVERNMENT SECURITIES (F) (Continued)	Principal		Value
Bermuda – 0.3%
Bermuda Government Bond,
3.375%, 8–20–50		$472	$475

Brazil – 0.9%
Federative Republic of Brazil:
4.625%, 1–13–28		1,200	1,264
4.750%, 1–14–50		400	355

			1,619

Bulgaria – 0.2%
Bulgaria Government Bond,
1.375%, 9–23–50 (A)	EUR	285	319

Canada – 2.9%
Canada Government Bond,
1.000%, 6–1–27 (A)	CAD	6,350	4,971

Chile – 0.3%
Chile Bonos Tesoreria,
3.500%, 1–25–50		$480	481

China – 1.8%
China Government Bond,
3.390%, 3–16–50 (A)	CNH	20,150	3,064

Colombia – 0.4%
Republic of Colombia,
6.125%, 1–18–41		$553	609

Dominican Republic – 0.1%
Dominican Republic Government Bond,
6.500%, 2–15–48		210	225

Egypt – 0.8%
Arab Republic of Egypt:
6.375%, 4–11–31 (A)	EUR	274	312
7.300%, 9–30–33		$500	487
8.500%, 1–31–47 (D)		277	268
8.700%, 3–1–49		222	216

			1,283

Ecuador – 0.1%
Republic of Ecuador:
0.000%, 7–31–30 (D)(G)		17	9
0.500%, 7–31–30 (D)		129	108
0.500%, 7–31–35		149	99
0.500%, 7–31–40 (D)		6	4

			220

Germany – 1.5%
Bundesrepublik Deutschland,
0.000%, 8–15–50 (A)(G)	EUR	2,430	2,596

Ghana – 0.1%
Republic of Ghana,
7.875%, 2–11–35		$260	235

OTHER GOVERNMENT SECURITIES (F) (Continued)	Principal		Value
Hungary – 0.4%
Hungary Government Bond,
1.500%, 11–17–50 (A)	EUR	586	$634

Indonesia – 1.5%
Indonesia Government Bond,
8.375%, 4–15–39 (A)(C)	IDR	7,041,000	554
Republic of Indonesia:
1.450%, 9–18–26 (A)	EUR	687	828
3.850%, 10–15–30		$416	465
1.400%, 10–30–31 (A)	EUR	219	257
1.300%, 3–23–34 (A)		460	522

			2,626

Israel – 0.3%
Israel Government Bond,
4.500%, 4–3–20		$443	558

Italy – 1.6%
Buoni del Tesoro Poliennali:
2.450%, 9–1–50 (A)	EUR	740	984
1.700%, 9–1–51 (A)		1,610	1,821

			2,805

Ivory Coast – 0.5%
Ivory Coast Government Bond:
5.875%, 10–17–31 (A)		350	424
4.875%, 1–30–32 (A)		390	441

			865

Mexico – 0.3%
United Mexican States,
2.875%, 4–8–39 (A)		400	474

Morocco – 0.3%
Kingdom of Morocco,
4.000%, 12–15–50		$590	540

New Zealand – 2.6%
New Zealand Government Bond,
3.500%, 4–14–33 (A)	NZD	5,650	4,438

Nigeria – 0.4%
Republic of Nigeria:
7.375%, 9–28–33		$200	202
7.625%, 11–28–47		479	463

			665

Norway – 6.5%
Norway Government Bond,
1.375%, 8–19–30 (A)	NOK	98,357	11,080

Peru – 0.6%
Republic of Peru,
2.392%, 1–23–26 (C)		$919	940

OTHER GOVERNMENT SECURITIES (F) (Continued)	Principal		Value
Philippines – 0.2%
Republic of Philippines,
0.250%, 4–28–25 (A)	EUR	304	$353

Qatar – 0.3%
Qatar Government Bond,
2.250%, 7–12–31 (D)		$540	536

Romania – 0.4%
Romania Government Bond:
2.000%, 4–14–33 (A)	EUR	300	332
3.375%, 1–28–50 (A)		350	400

			732

Saudi Arabia – 0.5%
Saudi Arabia Government Bond,
2.250%, 2–2–33		$815	794

Serbia – 0.5%
Republic of Serbia:
1.000%, 9–23–28 (A)	EUR	369	413
1.500%, 6–26–29 (A)		390	447

			860

South Africa – 1.4%
Republic of South Africa:
5.875%, 6–22–30 (C)		$700	774
9.000%, 1–31–40 (A)	ZAR	21,991	1,250
5.750%, 9–30–49		$310	296

			2,320

Spain – 2.5%
Spain Government Bond,
0.500%, 10–31–31 (A)	EUR	3,750	4,363

Sri Lanka – 0.1%
Republic of Sri Lanka,
6.200%, 5–11–27 (D)		$380	234

Sweden – 0.3%
Sweden Government Bond,
1.375%, 6–23–71 (A)	SEK	4,730	558

Tunisia – 0.1%
Central Bank of Tunisia,
5.750%, 1–30–25		$200	170

Uzbekistan – 0.7%
Republic of Uzbekistan:
5.375%, 2–20–29		519	567
3.900%, 10–19–31		625	610

			1,177

TOTAL OTHER GOVERNMENT SECURITIES – 31.5%			$54,052
(Cost: $55,274)

2021	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

UNITED STATES GOVERNMENT OBLIGATIONS	Principal		Value
Treasury Obligations – 20.3%
U.S. Treasury Bonds,
3.375%, 11–15–48 (H)		$9,100	$11,596
U.S. Treasury Notes:
0.250%, 3–15–24		4,400	4,386
1.125%, 2–28–25		6,390	6,498
0.250%, 8–31–25		12,650	12,394

			34,874

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 20.3%			$34,874
(Cost: $33,940)

SHORT-TERM SECURITIES

Japan (I) – 5.5%
Japan Treasury Bills:
-0.120%, 12–16–21 (A)	JPY	567,000	5,096
-0.120%, 1–25–22 (A)		473,900	4,259

			9,355

	Shares	Value
Money Market Funds (K) – 9.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (J)	10,062	$10,062
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	5,755	5,755

		15,817

TOTAL SHORT-TERM SECURITIES – 14.7%		$25,172
(Cost: $25,263)

TOTAL INVESTMENT SECURITIES – 103.2%		$177,467
(Cost: $176,296)

LIABILITIES, NET OF CASH AND OTHER ASSETS (L)(M) – (3.2)%		(5,676)

NET ASSETS – 100.0%		$171,791

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Principal amounts are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, CAD – Canadian Dollar, CNH –Chinese Yuan in Hong Kong, CNY – Chinese Yuan Renminbi, CZK – Czech Koruna, EUR – Euro, GBP – British Pound, IDR – Indonesian Rupiah, JPY – Japanese Yen, KRW – South Korean Won, MXN – Mexican Peso, NOK – Norwegian Krone, NZD – New Zealand Dollar, PLN – Polish Zloty, SEK – Swedish Krona, THB – Thai Baht and ZAR – South African Rand).

(B)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(C)	All or a portion of securities with an aggregate value of $9,509 are on loan.

(D)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $6,764 or 3.9% of net assets.

(E)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(F)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(G)	Zero coupon bond.

(H)	All or a portion of securities with an aggregate value of $2,905 have been pledged as collateral on open futures contracts.

(I)	Rate shown is the yield to maturity at September 30, 2021.

(J)	Investment made with cash collateral received from securities on loan.

(K)	Rate shown is the annualized 7-day yield at September 30, 2021.

(L)	Cash of $3 has been pledged as collateral on open futures contracts.

(M)	Cash of $1,838 is held in accounts for centrally cleared swap agreement collateral.

114	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

The following centrally cleared credit default swaps — buy protection(1) were outstanding at September 30, 2021:

Referenced Entity/Index	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Airbus SE	(1.000%)	12-20-26	950	$(28)	$(26)	$(2)
ArcelorMittal S.A.	(5.000%)	12-20-26	750	(160)	(159)	(1)
Barclays plc	(1.000%)	12-20-26	500	(14)	(14)	— *
BNP Paribas S.A.	(1.000%)	12-20-26	900	(25)	(26)	1
Boparan Finance plc	(5.000%)	12-20-26	60	13	14	(1)
Banco Santander S.A.	(1.000%)	12-20-26	900	(22)	(24)	2
Markit North American High Yield CDX Index	(5.000%)	12-20-26	4,300	(399)	(409)	10
Markit North American Investment Grade CDX Index	(1.000%)	12-20-26	8,100	(193)	(196)	3
Casino Guichard-Perrachon	(5.000%)	12-20-26	60	2	1	1
iTraxx Europe Crossover, Series 36 Index	(1.000%)	12-20-26	3,400	(103)	(104)	1
iTraxx Europe Senior Financials, Series 36 Index	(1.000%)	12-20-26	2,400	(63)	(63)	— *
Marriott International, Inc.	(1.000%)	12-20-26	625	(8)	(4)	(4)
NatWest Group plc	(1.000%)	12-20-26	900	(28)	(28)	— *
People’s Republic of China	(1.000%)	12-20-26	7,200	(197)	(204)	7
Rolls-Royce Holdings plc	(1.000%)	12-20-26	500	26	36	(10)
Societe Generale S.A.	(1.000%)	12-20-26	500	(19)	(11)	(8)
Stellantis N.V.	(5.000%)	12-20-26	500	(114)	(121)	7
Stena AB	(5.000%)	12-20-26	60	(2)	(3)	1
TUI AG	(5.000%)	12-20-26	60	5	6	(1)
UniCredit S.p.A.	(1.000%)	12-20-26	500	(12)	(10)	(2)
Valeo S.A.	(1.000%)	12-20-26	500	10	9	1
iTraxx Asia ex-Japan, Series 31 Index	(1.000%)	12-20-26	3,900	(31)	(28)	(3)

				$(1,362)	$(1,364)	$2

The following centrally cleared credit default swaps — sold protection (3) were outstanding at September 30, 2021:

Referenced Entity/Index	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Accor S.A.	1.000%	12-20-26	2.491%	500	$(14)	$(15)	$1
Alstom S.A.	1.000%	12-20-26	1.310	950	13	20	(7)
Boeing Co. (The)	1.000%	12-20-26	1.803	1,100	(4)	(5)	1
Markit North American High Yield CDX Index	5.000%	12-20-24	3.187	1,500	123	125	(2)
Markit North American Investment Grade CDX Index	1.000%	12-20-31	1.522	4,400	32	40	(8)
Credit Suisse Group AG	1.000%	12-20-26	0.975	500	13	13	— *
Deutsche Lufthansa AG	1.000%	12-20-26	3.654	900	(62)	(61)	(1)
Ford Motor Co.	5.000%	12-20-26	3.201	550	83	84	(1)
iTraxx Europe Crossiover, Series 36 Index	1.000%	12-20-31	1.481	2,085	23	22	1
iTraxx Europe Crossover, Series 36 Index	5.000%	12-20-26	4.224	5,800	796	837	(41)
ThyssenKrupp AG	1.000%	12-20-26	0.000	500	(36)	(35)	(1)
iTraxx Asia ex-Japan Investment Grade, Series 31 Index	1.000%	12-20-26	0.782	1,100	30	31	(1)

					$997	$1,056	$(59)

2021	ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

The following over the counter credit default swaps — buy protection(1) were outstanding at September 30, 2021:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Cirsa Finance International S.a.r.l.	JPMorgan Chase Bank N.A.	(5.000%)	12-20-26	60	$(3)	$(1)	$(2)
Iceland Bondco plc	Morgan Stanley & Co. International plc	(5.000%)	12-20-26	60	1	1	—	*
Loxam SAS	JPMorgan Chase Bank N.A.	(5.000%)	12-20-26	60	(4)	(4)	—	*
Novafives SAS	JPMorgan Chase Bank N.A.	(5.000%)	12-20-26	60	5	5	—	*
Stonegate Pub Co.	Goldman Sachs International	(5.000%)	12-20-26	60	— *	—	—	*

					$(1)	$1	$(2)

The following over the counter credit default swaps — sold protection(3) were outstanding at September 30, 2021:

Referenced Obligation	Counterparty	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Faurecia SE	Goldman Sachs International	5.000%	6-20-26	3.353%	400	$66	$74	$(8)
iTraxx Europe Crossover, Series 36 Index	Goldman Sachs International	5.000%	12-20-24	3.143	2,300	264	273	(9)

						$330	$347	$(17)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following forward foreign currency contracts were outstanding at September 30, 2021:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	111,493	U.S. Dollar	2,218	10–20–21	Barclays Capital, Inc.	$37	$—
Chilean Peso	2,659,000	U.S. Dollar	3,520	10–20–21	Citibank N.A.	246	—
Chinese Yuan Renminbi	38,333	U.S. Dollar	5,880	10–20–21	Citibank N.A.	—	51
Chinese Yuan Renminbi Offshore	7,660	U.S. Dollar	1,175	10–20–21	Citibank N.A.	—	11
U.S. Dollar	1,176	Chilean Peso	924,000	10–20–21	Citibank N.A.	—	39
U.S. Dollar	2,330	Colombian Peso	8,930,000	10–20–21	Citibank N.A.	12	—

116	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	1,193	Peruvian New Sol	4,660	10–20–21	Citibank N.A.	$—		$66
U.S. Dollar	2,219	South Korean Won	2,621,290	10–20–21	Citibank N.A.	—		6
Indonesian Rupiah	76,907,240	U.S. Dollar	5,227	10–21–21	Citibank N.A.	—		134
U.S. Dollar	2,546	Indonesian Rupiah	36,451,350	10–21–21	Citibank N.A.	—		5
Euro	600	U.S. Dollar	703	12–15–21	Citibank N.A.	7		—
Hungarian Forint	537,748	Euro	1,534	12–15–21	Citibank N.A.	50		—
New Zealand Dollar	3,291	U.S. Dollar	2,259	12–15–21	Citibank N.A.	—		12
Norwegian Krone	17,143	U.S. Dollar	1,988	12–15–21	Citibank N.A.	28		—
Swedish Krona	3,297	Euro	324	12–15–21	Citibank N.A.	—		1
U.S. Dollar	5,764	Australian Dollar	7,822	12–15–21	Citibank N.A.	—		107
Chinese Yuan Renminbi Offshore	15,294	U.S. Dollar	2,346	10–20–21	Goldman Sachs International	—		23
Colombian Peso	5,200,000	U.S. Dollar	1,373	10–20–21	Goldman Sachs International	9		—
Indian Rupee	175,890	U.S. Dollar	2,334	10–20–21	Goldman Sachs International	—		30
New Taiwan Dollar	121,560	U.S. Dollar	4,381	10–20–21	Goldman Sachs International	11		—
Peruvian New Sol	4,660	U.S. Dollar	1,133	10–20–21	Goldman Sachs International	6		—
Russian Ruble	87,500	U.S. Dollar	1,168	10–20–21	Goldman Sachs International	—		31
South Korean Won	2,713,240	U.S. Dollar	2,375	10–20–21	Goldman Sachs International	84		—
U.S. Dollar	4,438	Chilean Peso	3,457,520	10–20–21	Goldman Sachs International	—		181
U.S. Dollar	2,572	Chinese Yuan Renminbi Offshore	16,614	10–20–21	Goldman Sachs International	1		—
U.S. Dollar	1,226	Colombian Peso	4,760,000	10–20–21	Goldman Sachs International	22		—
U.S. Dollar	2,312	Russian Ruble	174,254	10–20–21	Goldman Sachs International	76		—
British Pound	4,252	U.S. Dollar	5,899	12–15–21	Goldman Sachs International	168		—
Euro	2,399	Polish Zloty	10,942	12–15–21	Goldman Sachs International	—		33
Euro	940	U.S. Dollar	1,103	12–15–21	Goldman Sachs International	12		—
Mexican Peso	88,209	U.S. Dollar	4,374	12–15–21	Goldman Sachs International	147		—
New Zealand Dollar	3,023	U.S. Dollar	2,160	12–15–21	Goldman Sachs International	74		—
Norwegian Krone	83,468	Euro	8,083	12–15–21	Goldman Sachs International	—		164
South African Rand	36,953	U.S. Dollar	2,545	12–15–21	Goldman Sachs International	116		—
Japanese Yen	473,900	U.S. Dollar	4,330	1–25–22	Goldman Sachs International	67		—
Indian Rupee	150,130	U.S. Dollar	2,033	10–20–21	Morgan Stanley International	15		—
South Korean Won	2,550,570	U.S. Dollar	2,154	10–20–21	Morgan Stanley International	1		—
U.S. Dollar	2,295	South Korean Won	2,687,210	10–20–21	Morgan Stanley International	—		26
Canadian Dollar	6,379	U.S. Dollar	5,025	12–15–21	Morgan Stanley International	—		11
Euro	47,017	U.S. Dollar	55,458	12–15–21	Morgan Stanley International	911		—
Japanese Yen	256,891	U.S. Dollar	2,334	12–15–21	Morgan Stanley International	25		—
New Zealand Dollar	3,266	U.S. Dollar	2,322	12–15–21	Morgan Stanley International	68		—
Polish Zloty	2,060	Euro	446	12–15–21	Morgan Stanley International	—	*	—
Japanese Yen	567,000	U.S. Dollar	5,127	12–16–21	Morgan Stanley International	29		—

						$2,222		$931

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro BTP Long Term Bond	Long	7	12–8–21	700	$1,232	$(20)
Euro-Bobl 5-Year Bond	Short	86	12–8–21	8,600	(13,442)	78
Euro-Bund 10-Year Bond	Short	40	12–8–21	4,000	(7,868)	110
Euro-Buxl 30-Year Bond	Long	15	12–8–21	1,500	3,533	(85)
Euro-OAT France Government 10-Year Bond	Short	80	12–8–21	8,000	(15,378)	233

2021	ANNUAL REPORT	117

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Australia 10-Year Commonwealth Treasury Bond	Short	51	12–15–21	5,100	$(5,216)	$49
U.S. 10-Year Ultra Treasury Note	Short	49	12–21–21	4,900	(7,117)	107
U.S. Treasury Long Bond	Short	171	12–21–21	17,100	(27,226)	625
United Kingdom Long Gilt	Short	16	12–29–21	1,600	(2,698)	92
U.S. 5-Year Treasury Note	Long	278	12–30–21	27,800	34,122	(176)
U.S. 10-Year Treasury Note	Short	111	12–31–21	11,100	(14,609)	139

					$(54,667)	$1,152

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2021:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (A)		Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Pay	1-Day South Korean Won Certificate of Deposit	1.925%	3/16/2032	KRW	1,403	$(6)	$—	$(6)
Pay	7-Day China Fixing Repo Rates	2.550%	9/15/2026	CNY	5,120	(33)	—	(33)
Receive	1-Day Brazil Interbank Deposit Rate	9.323%	1/2/2024	BRL	5,362	(4)	—	(4)
Receive	1-Day Brazil Interbank Deposit Rate	10.250%	1/2/2029		1,671	47	—	47
Receive	28-Day Mexico Equilibrium Interbank Interest Rate	0.718%	6/18/2025	MXN	7,607	(85)	—	(85)
Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.51%	12/3/2031		509	1	—	1
Receive	3-Month LIBOR	0.745%	9/20/2051		$3,322	60	—	60
Receive	6-Month Prague Interbank Offered Rate	S2.3%	3/16/2027	CZK	7,703	(169)	—	(169)
Receive	1-Day South Korean Won Certificate of Deposit	1.625%	3/16/2027	KRW	9,930	(60)	—	(60)
Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.510%	12/3/2031	MXN	508	— *	—	—
Receive	3-Month Stockholm Interbank Offered Rate	0.141%	3/20/2024	SEK	8,724	18	—	18
Receive	6-Month Warsaw Interbank Offered Rate	0.808%	9/15/2026	PLN	7,424	82	—	82
Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.910%	9/22/2031	MXN	4,559	(11)	—	(11)
Receive	6-Month Thai Baht Interest Rate Fixing Rate	0.530%	3/16/2024	THB	10,986	22	—	22
Pay	6-Month Thai Baht Interest Rate Fixing Rate	1.080%	3/16/2027		4,702	(39)	—	(39)

						$(177)	$—	$(177)

The following written options were outstanding at September 30, 2021 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
EUR versus HUF	Morgan Stanley & Co., Inc.	Put	3,800,000	3,800	December 2021	$341.64	$18	$(1)
EUR versus PLN	Goldman Sachs International	Put	3,750,000	3,750	December 2021	4.48	14	(6)
GBP versus USD	Citibank N.A.	Put	1,710,000	1,710	October 2021	1.34	12	(9)

118	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price		Premium Received	Value
iTraxx Europe Crossover, Series 29 Index	JPMorgan Chase Bank N.A.	Put	8,100,000	8,100	November 2021	EUR	120.00	$16	$(1)
Markit CXP High Yield, Series 36 Index	Citibank N.A.	Put	4,900,000	4,900	November 2021		$100.00	42	(4)
U.S. Treasury Long Bond December Futures	N/A	Put	124	12,400	November 2021		159.00	93	(258)
USD versus CNY	Citibank N.A.	Put	4,406,000	4,406	December 2022		6.41	14	(12)
USD versus KRW	Morgan Stanley & Co., Inc.	Call	4,591,000	4,591	October 2021		1,170.00	74	(72)
USD versus NOK	Citibank N.A.	Put	3,794,000	3,794	October 2021		8.59	135	(16)
USD versus RUB	Goldman Sachs International	Put	2,200,000	2,200	December 2021		71.54	14	(12)
USD versus ZAR	Morgan Stanley & Co., Inc.	Call	2,307,000	2,307	November 2021		16.11	26	(18)

								$458	$(409)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Purchased Options	$22	$273	$—
Corporate Debt Securities	—	63,074	—
Other Government Securities	—	54,052	—
United States Government Obligations	—	34,874	—
Short-Term Securities	15,817	9,355	—
Total	$15,839	$161,628	$—
Centrally Cleared Credit Default Swaps	$—	$37	$—
Over the Counter Credit Default Swaps	$—	$336	$—
Forward Foreign Currency Contracts	$—	$2,222	$—
Futures Contracts	$1,433	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$230	$—

Liabilities
Centrally Cleared Credit Default Swaps	$—	$94	$—
Over the Counter Credit Default Swaps	$—	7	$—
Forward Foreign Currency Contracts	$—	$931	$—
Futures Contracts	$281	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$407	$—
Written Options	$258	$151	$—

The following acronyms are used throughout this schedule:

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

PIK = Payment in Kind

REIT = Real Estate Investment Trust

2021	ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS	DELAWARE IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2021

Country Diversification
(as a % of net assets)
United States	27.6%
Norway	6.5%
Germany	5.9%
Japan	5.7%
China	4.9%
United Kingdom	4.2%
Canada	3.5%
Spain	3.5%
France	3.5%
New Zealand	2.7%
Italy	2.5%
Netherlands	2.0%
Luxembourg	1.8%
Indonesia	1.7%
Sweden	1.6%
Hong Kong	1.5%
Switzerland	1.5%
South Africa	1.3%
Austria	1.1%
Brazil	1.0%
Other Countries	10.0%
Other+	6.0%

+	Includes options, liabilities (net cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

120	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND

(UNAUDITED)

Delaware Ivy PineBridge High Yield Fund is managed by Delaware Management Company and sub-advised by PineBridge Investments LLC (PineBridge).

Below, John Yovanovic, CFA, Dan Purser and Jeremy Burton, CFA, of PineBridge, the portfolio managers of the Delaware Ivy PineBridge High Yield Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Yovanovic has managed the Fund since May 2017 and has 21 years of industry experience. Mr. Purser has managed the Fund since May 2017 and has 26 years of industry experience. Mr. Burton has managed the Fund since May 2017 and has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2021
Delaware Ivy PineBridge High Yield Fund
(Class A shares at net asset value)	10.50%
Delaware Ivy PineBridge High Yield Fund
(Class A shares including sales charges)	7.73%

Benchmark and Morningstar Category
Bloomberg US Corporate High-Yield Index	11.28%
(generally reflects the performance of securities representing the corporate high yield market)
Morningstar High Yield Bond Category Average	10.50%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market review

High-yield spreads traded tighter through the first three weeks of October 2020 and then wider during the last week of the month, ultimately trading roughly flat overall. Capital market activity slowed somewhat following back-to-back $50-billion-plus volumes in August and September. Reduced new-issue activity, coupled with inflows into retail mutual funds and exchange traded funds (ETFs), created a strong technical backdrop for the high-yield market. However, investors also had to contend with uncertainty related to the election and additional fiscal stimulus in the US and the rapid rise in COVID-19 cases in the US and Europe, increasing the risk of governments reinstituting varying degrees of shutdown measures and pushing economies around the globe back into recession. High-yield spreads then traded tighter in November and December as clarity around the results of the US presidential election, positive news flow on vaccine development and distribution, and ongoing optimism and passing of additional fiscal stimulus provided confidence of a stronger recovery in 2021. The boost in investor optimism came despite the continued surge in COVID-19 infections in the US and Europe. In the meantime, central banks continued to provide support and indicated that their accommodative measures would remain in place for the foreseeable future, keeping rates lower for longer.

Despite the extreme equity volatility in January, led by a number of heavily shorted shares, the high-yield market posted a modest positive total return for the month given the continued vaccine rollout, better than anticipated earnings, and further optimism around additional fiscal stimulus due to Democrats gaining full control of Congress. In addition, central banks continued to provide support. However, investors also had to contend with technical headwinds during the month as strong primary issuance was met by the second consecutive month of outflows from high-yield mutual funds and ETFs, as well as the continued spread of COVID-19 and the resulting shutdown measures. The high-yield asset class then provided a positive total return overall for February, but it was a tale of two halves for the month. The asset class continued January’s trend and rallied in the first half of the month before sharply higher Treasury rates trimmed some of the earlier gains. This trend continued in March with high-yield bonds again providing a modest positive total return as Treasury rates continued to spike amid expectations of a declining COVID-19 epidemic, rising commodity prices and a larger fiscal package from Congress leading to stronger growth and inflation in 2021 and 2022. Technical headwinds also continued throughout the quarter as primary issuance remained very strong in February and March while high-yield mutual funds and ETFs continued to report outflows.

High-yield bonds then rallied in April, driven by both tighter credit spreads and lower Treasury rates amid dovish Federal Open Market Committee (FOMC) minutes which barely mentioned future prospects for the US Federal Reserve’s (Fed) asset purchase program. In addition, the technical backdrop reversed as high-yield mutual funds and ETFs saw the first month of inflows since November. The fundamental backdrop also continued to trend in a positive direction, especially in the US which had seen a broader vaccination effort, strong economic reports and progress on additional fiscal stimulus measures.

2021	ANNUAL REPORT	121

High-yield bond prices then experienced moderate volatility in May as April’s CPI print came in much higher than expected. High-yield spreads ultimately held in pretty well and the asset class was able to generate a positive total return for the month despite the rise in inflation amid accelerating growth and better than expected earnings. The technical backdrop remained mostly neutral for the month as slowing primary issuance was met by volatile fund flows. Credit spreads on high-yield bonds continued to tighten in June despite a more hawkish than expected FOMC outcome and increased equity volatility. Following Jerome Powell’s FOMC press conference, Treasury yields initially traded higher but quickly reversed course and subsequently rallied, with the 10-year yield again trading below 1.5% as investors gained confidence inflation will be transitory. The combination of tighter spreads and lower Treasury rates led to a strong total return for the high-yield asset class during the month.

Performance for the high-yield asset class was mixed to start the third quarter of 2021. High-yield bonds were able to generate positive total returns in July as the benefit of lower Treasury rates more than offset the impact of wider spreads. The market was marked by a brief period of volatility and spread widening mid-month as investors grew concerned that an acceleration in Delta variant cases could darken the economic growth outlook. Performance for high-yield bonds was then a tale of two halves in August. For the first half of the month, the asset class experienced negative total returns as Treasury rates traded higher and spreads traded wider. In general, investors had been reacting to ongoing growth concerns and the prospect of Fed tapering in the first quarter of 2022 or even sooner. Spreads then rallied in the last two weeks with the asset class generating a positive total return overall despite higher Treasury rates. The rally seemed to coincide with a relatively limited new issuance calendar in the last two weeks as compared to the first half of the month and as Powell’s Jackson Hole speech repeated the tone from July’s FOMC minutes and was less hawkish than comments made by some other Fed officials earlier in the month. Performance was then roughly flat for the asset class in September amid continued concerns over global growth and the prospect of Fed tapering. Energy-related credits performed well as oil prices remained above $70 a barrel and natural gas hit seven-year highs. Volatility was concentrated in China, where the highly indebted real estate developer Evergrande caused market flutters, as did a regulatory overhaul by the Chinese government that could lead to greater oversight of gaming companies operating in Macau. Investors also had to contend with Treasury rates that traded higher during the month on the back of concerns that inflation may not be as transitory as some had hoped and a more hawkish narrative from global central banks.

Treasury rates traded higher during the year, with 5- and 10-year Treasury yields trading 69 and 80 basis points (bps) higher, respectively. The option-adjusted spread (OAS) on the Bloomberg US High Yield Index traded 228 bps tighter during the trailing 12-month period to end at 289 bps. Gross new issue activity totaled $509.3 billion during the period. High-yield funds reported $3.2 billion in outflows over the period, with outflows reported for seven of the past ten months. The par-weighted US high yield default rate including distressed exchanges ended September at 0.99%, down 577 bps year to date.

Portfolio strategy

The Fund underperformed its benchmark, the Bloomberg US Corporate High-Yield Index, and performed in line with its Morningstar peers for the fiscal year. Lower rated bonds outperformed higher rated bonds, on average, during the trailing 12-month period. According to Bloomberg data, Ba-rated bonds returned 9.74%, while single-B rated bonds returned 10.04%, and Caa-rated bonds returned 18.71%.

Security selection had a relatively neutral impact during the year. Credit selection in the energy sector was the primary detractor during the period, with selection among Real Estate Investment Trusts (REITs) and basic industry names detracting to a lesser degree. Meanwhile, credits in the capital goods, consumer cyclical and communications sectors contributed to performance during the trailing twelve months. From a sector selection standpoint, overweight allocations to the energy and transportation sectors were the most notable contributors to Fund performance, while the cash position and an overweight allocation to the electric sector detracted. There was no use of derivatives during the period.

Outlook

As we look ahead, despite tight valuations, we remain constructive on credit in general and leveraged finance asset classes. While gross domestic product (GDP) forecasts have declined to about 3%, down from 6.6% in the second quarter, we believe growth remains strong enough to provide a positive fundamental backdrop for the high-yield market. Over the next 12 months, we expect to see minimal default losses from most sectors. US Treasury yields have likely bottomed from a secular perspective in our view. We expect them to drift higher over the intermediate term as private sector demand for credit finally begins to show a pulse, just as monetary policy becomes less accommodative given persistent, even if ultimately temporary, inflation. Yet given our expectation for global growth to crest via China’s slowdown, the magnitude of any rise in yields seems manageable.

122	ANNUAL REPORT	2021

Significant Event(s): On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy High Yield Fund” and the appointment of the portfolio manager team of Adam H. Brown and John P. McCarthy of Delaware Management Company as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective July 1, 2021, the Fund name changed from Ivy PineBridge High Yield Fund and Class N was renamed to Class R6.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy PineBridge High Yield Fund.

2021	ANNUAL REPORT	123

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	0.0%
Bonds	97.5%
Corporate Debt Securities	97.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.5%

Quality Weightings

Non-Investment Grade	97.5%
BB	42.2%
B	44.7%
CCC	10.1%
Non-rated	0.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.5%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy PineBridge High Yield Fund changed to Delaware Ivy PineBridge High Yield Fund.

124	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class I	Class R6^
1-year period ended 9-30-21	7.73%	10.91%	10.92%
5-year period ended 9-30-21	—	—	—
10-year period ended 9-30-21	—	—	—
Since Inception of Class through 9-30-21(4)	4.96%	5.88%	5.86%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.50%. Class I and Class R6 shares are not subject to sales charges.

(3)

If Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Fund purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

(4)	5-18-17 for Class A shares, 5-18-17 for Class I shares and 5-18-17 for Class R6 shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy PineBridge High Yield Fund changed to Delaware Ivy PineBridge High Yield Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares	Value
Energy

Oil & Gas Equipment & Services – 0.0%
Hi-Crush, Inc. (A)(B)(C)(D)(E)	20	$5

Total Energy – 0.0%		5

TOTAL COMMON STOCKS – 0.0%		$5
(Cost: $801)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Alternative Carriers – 1.1%
Lumen Technologies, Inc.,
5.375%, 6–15–29 (D)	$755	771
Zayo Group Holdings, Inc.,
6.125%, 3–1–28 (D)	653	663

		1,434

Broadcasting – 2.2%
Banijay Entertainment S.A.S.,
5.375%, 3–1–25 (D)	800	826
Gray Television, Inc.,
4.750%, 10–15–30 (D)	665	654
Terrier Media Buyer, Inc.,
8.875%, 12–15–27 (D)	430	455
Univision Communications, Inc.,
6.625%, 6–1–27 (D)	929	1,011

		2,946

Cable & Satellite – 6.7%
Altice Financing S.A.,
5.000%, 1–15–28 (D)	1,210	1,168
Altice France Holding S.A.,
6.000%, 2–15–28 (D)	630	606
Altice France S.A.:
7.375%, 5–1–26 (D)	246	256
5.125%, 7–15–29 (D)	540	530
5.500%, 10–15–29 (D)	816	809
Block Communications, Inc.,
4.875%, 3–1–28 (D)	645	661
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.000%, 2–1–28 (D)	340	356
5.375%, 6–1–29 (D)	335	362
4.500%, 8–15–30 (D)	580	599
CSC Holdings LLC:
5.500%, 4–15–27 (D)	250	261
5.375%, 2–1–28 (D)	375	392
4.625%, 12–1–30 (D)	1,015	963
Hughes Satellite Systems Corp.,
6.625%, 8–1–26 (F)	590	672
Telesat Canada and Telesat LLC:
4.875%, 6–1–27 (D)	341	314
6.500%, 10–15–27 (D)	405	352
UPC Broadband Finco B.V.,
4.875%, 7–15–31 (D)	648	664

		8,965

Integrated Telecommunication Services – 1.1%
Cablevision Lightpath LLC,
3.875%, 9–15–27 (D)	450	442

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
CenturyLink, Inc.,
5.125%, 12–15–26 (D)	$534	$555
Frontier Communications Corp.,
5.000%, 5–1–28 (D)	440	462

		1,459

Movies & Entertainment – 0.5%
Premier Entertainment Sub LLC and Premier Entertainment Finance Corp.:
5.625%, 9–1–29 (D)	376	380
5.875%, 9–1–31 (D)	376	381

		761

Publishing – 0.7%
A. H. Belo Corp.:
7.750%, 6–1–27 (F)	502	587
7.250%, 9–15–27	312	363

		950

Total Communication Services – 12.3%		16,515
Consumer Discretionary

Apparel Retail – 0.4%
Gap, Inc. (The):
3.625%, 10–1–29 (D)	315	316
3.875%, 10–1–31 (D)	160	160

		476

Automobile Manufacturers – 2.0%
Ford Motor Co.:
6.625%, 10–1–28	327	393
7.450%, 7–16–31	907	1,185
4.750%, 1–15–43	1,076	1,129

		2,707

Automotive Retail – 1.2%
Allison Transmission, Inc.,
3.750%, 1–30–31 (D)	735	716
Carvana Co.,
4.875%, 9–1–29 (D)	255	253
Metis Merger Sub LLC,
6.500%, 5–15–29 (D)	675	657

		1,626

Casinos & Gaming – 1.5%
Colt Merger Sub, Inc.,
6.250%, 7–1–25 (D)	615	648
Melco Resorts Finance Ltd.,
5.375%, 12–4–29 (D)	642	654
Wynn Macau Ltd.,
5.125%, 12–15–29 (D)	685	645

		1,947

Homebuilding – 0.5%
Mattamy Group Corp.:
5.250%, 12–15–27 (D)	571	598
4.625%, 3–1–30 (D)	56	57

		655

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hotels, Resorts & Cruise Lines – 4.1%
Carnival Corp.:
7.625%, 3–1–26 (D)	$138	$147
5.750%, 3–1–27 (D)	850	880
Hilton Grand Vacations Borrower Escrow LLC and Hilton Grand Vacations Borrower Escrow, Inc.,
5.000%, 6–1–29 (D)	855	873
Hilton Grand Vacations Borrower LLC and Hilton Grand Vacations Borrower, Inc.,
6.125%, 12–1–24	343	356
NCL Corp. Ltd.,
3.625%, 12–15–24 (D)	1,010	961
Park Intermediate Holdings LLC,
5.875%, 10–1–28 (D)	192	203
Royal Caribbean Cruises Ltd.:
4.250%, 7–1–26 (D)	707	693
5.500%, 4–1–28 (D)	144	148
VOC Escrow Ltd.,
5.000%, 2–15–28 (D)	525	519
Wyndham Worldwide Corp.,
4.500%, 4–1–27 (G)	608	675

		5,455

Internet & Direct Marketing Retail – 0.3%
Grubhub Holdings, Inc.,
5.500%, 7–1–27 (D)	435	452

Leisure Facilities – 1.1%
SeaWorld Parks & Entertainment, Inc. (GTD by SeaWorld Entertainment, Inc.):
8.750%, 5–1–25 (D)	525	565
5.250%, 8–15–29 (D)	705	722
Viking Ocean Cruises Ship VII Ltd.,
5.625%, 2–15–29 (D)	132	132

		1,419

Restaurants – 1.9%
Brinker International, Inc. (GTD by Brinker Restaurant Corp., Brinker Texas, Inc. and Brinker Florida, Inc.),
5.000%, 10–1–24 (D)	367	389
Carrols Restaurant Group, Inc.,
5.875%, 7–1–29 (D)(F)	885	834
CEC Entertainment LLC,
6.750%, 5–1–26 (D)	675	678
Dave & Buster’s, Inc.,
7.625%, 11–1–25 (D)	653	699

		2,600

Specialized Consumer Services – 0.5%
Nielsen Finance LLC and Nielsen Finance Co.:
5.625%, 10–1–28 (D)	145	151
5.875%, 10–1–30 (D)	503	530

		681

Total Consumer Discretionary – 13.5%		18,018

126	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples

Food Distributors – 0.5%
Performance Food Group, Inc.,
5.500%, 10–15–27 (D)	$585	$613

Food Retail – 0.9%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC:
4.625%, 1–15–27 (D)	695	730
5.875%, 2–15–28 (D)	451	481

		1,211

Household Products – 0.6%
Clearwater Paper Corp.,
4.750%, 8–15–28 (D)	815	839

Hypermarkets & Super Centers – 0.5%
C&S Group Enterprises LLC,
5.000%, 12–15–28 (D)	690	653

Packaged Foods & Meats – 1.5%
Kraft Heinz Foods Co.,
4.875%, 10–1–49	266	324
Land O’Lakes Capital Trust I,
7.450%, 3–15–28 (D)	383	445
Land O’Lakes, Inc.,
7.000%, 12–15–68 (D)	140	149
Post Holdings, Inc.,
4.500%, 9–15–31 (D)	665	658
Simmons Foods, Inc.,
4.625%, 3–1–29 (D)	471	475

		2,051

Personal Products – 0.4%
Edgewell Personal Care Co.,
4.125%, 4–1–29 (D)	575	575

Total Consumer Staples – 4.4%		5,942
Energy

Coal & Consumable Fuels – 0.5%
CONSOL Energy, Inc.,
6.875%, 6–15–25 (D)	586	607

Integrated Oil & Gas – 1.2%
Occidental Petroleum Corp.:
5.875%, 9–1–25	416	466
6.125%, 1–1–31 (F)	336	404
Occidental Petroleum Corp. (3-Month U.S. LIBOR plus 125 bps),
6.375%, 9–1–28	642	752

		1,622

Oil & Gas Equipment & Services – 0.8%
Archrock Partners L.P. and Archrock Partners Finance Corp. (GTD by Archrock, Inc.),
6.875%, 4–1–27 (D)	594	625

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Equipment & Services (Continued)
Weatherford International Ltd. (GTD by Weatherford International plc and Weatherford International LLC),
6.500%, 9–15–28 (D)	$366	$378

		1,003

Oil & Gas Exploration & Production – 7.1%
Antero Resources Corp.,
5.375%, 3–1–30 (D)	600	633
Apache Corp.:
4.375%, 10–15–28	509	551
4.750%, 4–15–43	411	446
California Resources Corp.,
7.125%, 2–1–26 (D)	975	1,030
Endeavor Energy Resources L.P.,
5.750%, 1–30–28 (D)	337	355
Hilcorp Energy I L.P. and Hilcorp Finance Co.:
5.750%, 2–1–29 (D)	310	319
6.000%, 2–1–31 (D)	634	653
Independence Energy Finance LLC,
7.250%, 5–1–26 (D)	525	541
Murphy Oil Corp.,
6.375%, 7–15–28	565	598
Murphy Oil USA, Inc. (GTD by Murphy USA, Inc.):
4.750%, 9–15–29	570	604
3.750%, 2–15–31 (D)	105	106
Oasis Petroleum, Inc.,
6.375%, 6–1–26 (D)	528	554
Southwestern Energy Co.:
5.375%, 2–1–29 (D)	653	699
5.375%, 3–15–30	384	415
Strathcona Resources Ltd.,
6.875%, 8–1–26 (D)	674	669
Targa Resources Partners L.P.,
4.875%, 2–1–31	540	583
Venture Global Calcasieu Pass LLC,
3.875%, 8–15–29 (D)	781	806

		9,562

Oil & Gas Refining & Marketing – 1.0%
EG Global Finance plc,
6.750%, 2–7–25 (D)	708	725
PBF Holding Co. LLC,
6.000%, 2–15–28	909	582

		1,307

Oil & Gas Storage & Transportation – 6.3%
Antero Midstream Partners L.P. and Antero Midstream Finance Corp.,
5.750%, 1–15–28 (D)	659	684
Buckeye Partners L.P.,
4.500%, 3–1–28 (D)	689	701
DCP Midstream Operating L.P. (GTD by DCP Midstream L.P.):
5.625%, 7–15–27	376	428
6.750%, 9–15–37 (D)	163	211

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Genesis Energy L.P. and Genesis Energy Finance Corp.:
5.625%, 6–15–24	$703	$702
6.500%, 10–1–25	325	324
8.000%, 1–15–27	614	622
Harvest Midstream I L.P.,
7.500%, 9–1–28 (D)	874	932
Holly Energy Partners L.P. and Holly Energy Finance Corp.,
5.000%, 2–1–28 (D)	940	954
ITT Holdings LLC,
6.500%, 8–1–29 (D)	805	813
NGL Energy Partners L.P. and NGL Energy Finance Corp.,
7.500%, 2–1–26 (D)	850	867
NuStar Logistics L.P. (GTD by NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.):
5.750%, 10–1–25	265	286
6.375%, 10–1–30	399	439
USA Compression Partners L.P. and USA Compression Finance Corp.,
6.875%, 4–1–26	491	512

		8,475

Total Energy – 16.9%		22,576
Financials

Asset Management & Custody Banks – 1.1%
Aretec Escrow Issuer, Inc.,
7.500%, 4–1–29 (D)	675	696
Bidfair Holdings, Inc.,
5.875%, 6–1–29 (D)	395	407
Rockcliff Energy II LLC,
5.500%, 10–15–29 (D)	340	346

		1,449

Consumer Finance – 3.5%
Alliance Data Systems Corp.,
4.750%, 12–15–24 (D)	635	651
Credit Acceptance Corp.,
6.625%, 3–15–26	898	940
Enova International, Inc.:
8.500%, 9–1–24 (D)	228	233
8.500%, 9–15–25 (D)	432	447
FirstCash, Inc.,
4.625%, 9–1–28 (D)	665	691
LFS Topco LLC,
5.875%, 10–15–26 (D)	525	541
Paysafe Finance plc,
4.000%, 6–15–29 (D)	670	642
Quicken Loans LLC,
3.625%, 3–1–29 (D)	542	549

		4,694

Financial Exchanges & Data – 0.5%
Donnelley Financial Solutions, Inc.,
8.250%, 10–15–24	599	616

2021	ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Insurance Brokers – 0.4%
NFP Corp.,
4.875%, 8–15–28	$544	$554

Investment Banking & Brokerage – 0.4%
LPL Holdings, Inc.,
4.000%, 3–15–29 (D)	492	506

Life & Health Insurance – 0.7%
Genworth Mortgage Holdings, Inc.,
6.500%, 8–15–25 (D)	899	982

Mortgage REITs – 0.7%
Starwood Property Trust, Inc.:
5.500%, 11–1–23 (D)	142	149
4.750%, 3–15–25	612	645
3.625%, 7–15–26 (D)	220	222

		1,016

Property & Casualty Insurance – 0.3%
NMI Holdings, Inc.,
7.375%, 6–1–25 (D)	389	444

Specialized Finance – 3.9%
AG Issuer LLC,
6.250%, 3–1–28 (D)	670	704
Burford Capital Global Finance LLC,
6.250%, 4–15–28 (D)	625	663
Cobra Acquisition Corp.,
6.375%, 11–1–29 (D)	683	690
Connect Finco S.a.r.l. and Connect U.S. Finco LLC,
6.750%, 10–1–26 (D)	1,000	1,047
CTR Partnership L.P. and CareTrust Capital Corp. (GTD by CareTrust REIT, Inc.),
3.875%, 6–30–28 (D)	318	330
Curo Group Holdings Corp.,
7.500%, 8–1–28 (D)	675	683
Dornoch Debt Merger Sub, Inc.,
6.625%, 10–15–29 (D)	675	676
Goeasy Ltd.,
4.375%, 5–1–26 (D)	377	388

		5,181

Total Financials – 11.5%		15,442
Health Care

Health Care Facilities – 2.4%
Acadia Healthcare Co., Inc.,
5.500%, 7–1–28 (D)	450	474
DaVita, Inc.,
4.625%, 6–1–30 (D)	1,000	1,030
HCA, Inc. (GTD by HCA Holdings, Inc.),
3.500%, 9–1–30	1,360	1,442
Tenet Healthcare Corp.,
4.625%, 7–15–24	317	322

		3,268

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Services – 0.6%
LifePoint Health, Inc.,
4.375%, 2–15–27 (D)	$192	$192
Team Health Holdings, Inc.,
6.375%, 2–1–25 (D)	620	600

		792

Health Care Supplies – 0.8%
Catalent Pharma Solutions, Inc.:
5.000%, 7–15–27 (D)	380	395
3.125%, 2–15–29 (D)	96	94
Mozart Debt Merger Sub, Inc.:
3.875%, 4–1–29 (D)	463	463
5.250%, 10–1–29 (D)	173	173

		1,125

Health Care Technology – 0.7%
MPH Acquisition Holdings LLC,
5.750%, 11–1–28 (D)(F)	998	942

Managed Health Care – 0.3%
HealthEquity, Inc.,
4.500%, 10–1–29 (D)	337	342

Pharmaceuticals – 1.7%
Herbalife Nutrition Ltd. and HLF Financing, Inc.,
7.875%, 9–1–25 (D)	271	291
HLF Financing S.a.r.l. LLC and Herbalife International, Inc.,
4.875%, 6–1–29 (D)	800	801
Jaguar Holding Co. II and PPD Development L.P. (GTD by PPD, Inc.),
5.000%, 6–15–28 (D)	467	503
Organon Finance 1 LLC:
4.125%, 4–30–28 (D)	402	411
5.125%, 4–30–31 (D)	210	221

		2,227

Total Health Care – 6.5%		8,696
Industrials

Aerospace & Defense – 0.9%
Moog, Inc.,
4.250%, 12–15–27 (D)	641	660
Spirit AeroSystems, Inc. (GTD by Spirit AeroSystems Holdings, Inc.),
7.500%, 4–15–25 (D)	490	519

		1,179

Air Freight & Logistics – 0.5%
Cargo Aircraft Management, Inc.,
4.750%, 2–1–28 (D)	660	683

Airlines – 3.0%
AerCap Global Aviation Trust,
6.500%, 6–15–45 (D)	815	885
Air Canada,
3.875%, 8–15–26 (D)	675	682

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Airlines (Continued)
American Airlines, Inc. (GTD by American Airlines Group, Inc.),
11.750%, 7–15–25 (D)	$1,180	$1,462
United Airlines, Inc.:
4.375%, 4–15–26 (D)	322	331
4.625%, 4–15–29 (D)	510	527
United Continental Holdings, Inc. (GTD by United Airlines, Inc.),
4.875%, 1–15–25 (F)	145	149

		4,036

Building Products – 1.8%
Griffon Corp.,
5.750%, 3–1–28	613	644
Park River Holdings, Inc.,
6.750%, 8–1–29 (D)	662	665
PGT Innovations, Inc.,
4.375%, 10–1–29 (D)	525	530
Standard Industries, Inc.,
5.000%, 2–15–27 (D)	600	619

		2,458

Construction Machinery & Heavy Trucks – 0.4%
J.B. Poindexter & Co., Inc.,
7.125%, 4–15–26 (D)	550	580

Diversified Support Services – 1.5%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (D)	720	691
Deluxe Corp.,
8.000%, 6–1–29 (D)	606	634
Sotheby’s Holdings, Inc.,
7.375%, 10–15–27 (D)	665	704

		2,029

Electrical Components & Equipment – 0.3%
EnerSys,
4.375%, 12–15–27 (D)	366	387

Human Resource & Employment Services – 0.5%
TriNet Group, Inc.,
3.500%, 3–1–29 (D)	665	668

Industrial Machinery – 0.5%
Energizer Holdings, Inc.,
4.375%, 3–31–29 (D)	597	593

Research & Consulting Services – 0.4%
Korn Ferry,
4.625%, 12–15–27 (D)	450	467

Security & Alarm Services – 2.5%
Allied Universal Holdco LLC:
4.625%, 6–1–28 (D)	480	480
6.000%, 6–1–29 (D)	200	197
APX Group, Inc.,
5.750%, 7–15–29 (D)	675	667
Brink’s Co. (The),
4.625%, 10–15–27 (D)	440	458

128	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Security & Alarm Services (Continued)
Garda World Security Corp. (GTD by GW Intermediate Corp.):
4.625%, 2–15–27 (D)	$271	$271
6.000%, 6–1–29 (D)	560	550
Prime Security Services Borrower LLC and Prime Finance, Inc.:
5.750%, 4–15–26 (D)	265	287
3.375%, 8–31–27 (D)	390	375

		3,285

Trading Companies & Distributors – 0.5%
H&E Equipment Services, Inc.,
3.875%, 12–15–28 (D)	690	688

Total Industrials – 12.8%		17,053
Information Technology

Application Software – 2.4%
Clarivate Science Holdings Corp.:
3.875%, 7–1–28	135	135
4.875%, 7–1–29	399	401
ION Trading Technologies S.a.r.l.,
5.750%, 5–15–28 (D)	820	837
NCR Corp.,
5.125%, 4–15–29 (D)	649	670
SS&C Technologies Holdings, Inc.,
5.500%, 9–30–27 (D)	435	460
VM Consolidated, Inc.,
5.500%, 4–15–29 (D)	650	662

		3,165

Data Processing & Outsourced Services – 0.6%
MoneyGram International, Inc.,
5.375%, 8–1–26 (D)	815	828

Electronic Components – 0.5%
TTM Technologies, Inc.,
4.000%, 3–1–29 (D)	658	656

Internet Services & Infrastructure – 0.9%
Ahead DB Holdings LLC,
6.625%, 5–1–28 (D)	675	681
Rackspace Technology Global, Inc.,
3.500%, 2–15–28 (D)	505	488

		1,169

Technology Hardware, Storage & Peripherals – 0.5%
Imola Merger Corp.,
4.750%, 5–15–29 (D)	655	679

Total Information Technology – 4.9%		6,497
Materials

Commodity Chemicals – 0.5%
Methanex Corp.,
5.125%, 10–15–27	580	628

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Metals & Mining – 1.8%
FMG Resources August 2006 Partners Ltd.,
4.500%, 9–15–27 (D)	$580	$614
Freeport-McMoRan, Inc.,
5.250%, 9–1–29	380	413
Harsco Corp.,
5.750%, 7–31–27 (D)	624	648
Mineral Resources Ltd.,
8.125%, 5–1–27 (D)	700	761

		2,436

Fertilizers & Agricultural Chemicals – 0.4%
OCI N.V.,
5.250%, 11–1–24 (D)	492	507

Paper Packaging – 1.1%
Cascades, Inc.,
5.375%, 1–15–28 (D)	607	639
Sylvamo Corp. (GTD by International Paper Co.),
7.000%, 9–1–29 (D)	800	819

		1,458

Precious Metals & Minerals – 0.5%
Hudbay Minerals, Inc.,
6.125%, 4–1–29 (D)	620	650

Specialty Chemicals – 0.4%
Minerals Technologies, Inc.,
5.000%, 7–1–28 (D)	488	507

Steel – 2.1%
Allegheny Technologies, Inc.:
4.875%, 10–1–29	230	231
5.125%, 10–1–31	447	451
Cleveland-Cliffs, Inc.:
6.750%, 3–15–26 (D)	366	391
6.250%, 10–1–40	382	415
Commercial Metals Co.,
3.875%, 2–15–31	709	714
SunCoke Energy, Inc.,
4.875%, 6–30–29 (D)	665	663

		2,865

Total Materials – 6.8%		9,051
Real Estate

Hotel & Resort REITs – 0.0%
Hospitality Properties Trust,
3.950%, 1–15–28	44	41

Real Estate Operating Companies – 0.9%
Service Properties Trust:
5.250%, 2–15–26	288	291
4.750%, 10–1–26	162	161
5.500%, 12–15–27	61	65
4.950%, 10–1–29	135	132
4.375%, 2–15–30	496	472

		1,121

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate Services – 1.8%
Cushman & Wakefield U.S. Borrower LLC (GTD by DTZUK Guarantor Ltd.),
6.750%, 5–15–28 (D)	$525	$570
Kennedy-Wilson, Inc. (GTD by Kennedy-Wilson Holdings, Inc.):
4.750%, 3–1–29	513	523
4.750%, 2–1–30	340	345
Ladder Capital Finance Holdings LLLP and Ladder Capital Finance Corp. (GTD by Ladder Capital Corp.),
4.750%, 6–15–29 (D)	120	120
Ladder Capital Finance Holdings LLP and Ladder Capital Finance Corp.,
4.250%, 2–1–27 (D)	903	895

		2,453

Total Real Estate – 2.7%		3,615
Utilities

Electric Utilities – 2.4%
Calpine Corp.,
3.750%, 3–1–31 (D)	442	426
NextEra Energy Operating Partners L.P. (GTD by NextEra Energy Partners L.P. and NextEra Energy U.S. Partners Holdings LLC),
4.250%, 7–15–24 (D)	560	594
NRG Energy, Inc.:
3.375%, 2–15–29 (D)	236	233
3.625%, 2–15–31 (D)	680	669
Talen Energy Supply LLC,
6.625%, 1–15–28 (D)	515	479
Vistra Operations Co. LLC,
5.000%, 7–31–27 (D)	725	749

		3,150

Independent Power Producers & Energy Traders – 0.5%
Pattern Energy Operations L.P. and Pattern Energy Operations, Inc. (GTD by Pattern U.S. Finance Co. LLC),
4.500%, 8–15–28 (D)	600	626

Multi-Utilities – 0.7%
DT Midstream, Inc.:
4.125%, 6–15–29 (D)	181	184
4.375%, 6–15–31 (D)	386	398
MEG Energy Corp.,
7.125%, 2–1–27 (D)	374	393

		975

Renewable Electricity – 1.6%
Clearway Energy Operating LLC,
3.750%, 1–15–32 (D)	176	176

2021	ANNUAL REPORT	129

SCHEDULE OF INVESTMENTS	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Renewable Electricity (Continued)
HAT Holdings I LLC and HAT Holdings II LLC (GTD by Hannon Armstrong Sustainable Infrastructure Capital, Inc.):
6.000%, 4–15–25 (D)	$498	$521
3.375%, 6–15–26 (D)	265	269
NRG Yield Operating LLC,
5.000%, 9–15–26	1,183	1,215

		2,181

Total Utilities – 5.2%		6,932

TOTAL CORPORATE DEBT SECURITIES – 97.5%		$130,337
(Cost: $125,837)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (I) – 4.3%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (H)	383	$383
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	5,367	5,367

		5,750

TOTAL SHORT-TERM SECURITIES – 4.3%		$5,750
(Cost: $5,750)

TOTAL INVESTMENT SECURITIES – 101.8%		$136,092
(Cost: $132,388)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.8)%		(2,418)

NET ASSETS – 100.0%		$133,674

Notes to Schedule of Investments

(A)	Restricted security. At September 30, 2021, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Value
Hi-Crush, Inc.	10-9-20	20	$802	$5

    The total value of this security represented 0.0% of net assets at September 30, 2021.

(B)	No dividends were paid during the preceding 12 months.

(C)	Listed on an exchange outside the United States.

(D)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $103,999 or 77.8% of net assets.

(E)	Securities whose value was determined using significant unobservable inputs.

(F)	All or a portion of securities with an aggregate value of $1,951 are on loan.

(G)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(H)	Investment made with cash collateral received from securities on loan.

(I)	Rate shown is the annualized 7-day yield at September 30, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$—	$—	$5
Corporate Debt Securities	—	130,337	—
Short-Term Securities	5,750	—	—
Total	$5,750	$130,337	$5
During the year ended September 30, 2021, there were no transfers in or out of Level 3.

130	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2021

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	131

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2021

(In thousands, except per share amounts)	Delaware Ivy Apollo Multi- Asset Income Fund(1)		Delaware Ivy Apollo Strategic Income Fund(2)		Delaware Ivy California Municipal High Income Fund(3)		Delaware Ivy Cash Management Fund(4)		Delaware Ivy Corporate Bond Fund(5)	Delaware Ivy Crossover Credit Fund(6)		Delaware Ivy Government Securities Fund(7)	Delaware Ivy International Small Cap Fund(8)
ASSETS
Investments in unaffiliated securities at value+^	$311,675		$336,205		$26,860		$453,632		$811,849	$43,552		$348,038	$123,201
Investments in affiliated securities at value+	684		890		—		—		—	—		—	—
Investments at Value	312,359		337,095		26,860		453,632		811,849	43,552		348,038	123,201
Cash	—		—		—		—	*	—	—		—	—
Cash denominated in foreign currencies at value+	1,157		1,393		—		—		—	—		—	—
Due to broker	3		7		—		—		169	13		—	—
Investment securities sold receivable	3,404		6,264		—		—		2,104	977		—	60
Dividends and interest receivable	2,710		3,175		281		40		6,173	364		1,093	585
Capital shares sold receivable	180		233		—	*	1,875		665	363		80	59
Receivable from affiliates	366		472		92		2,664		—	93		27	201
Unrealized appreciation on forward foreign currency contracts	154		174		—		—		—	—		—	—
Receivable from securities lending income – net	2		4		—		—		1	—		1	2
Variation margin receivable	—		—	*	—		—		—	—		—	—
Prepaid and other assets	47		53		36		101		70	28		53	23
Total Assets	320,382		348,870		27,269		458,312		821,031	45,390		349,292	124,131

LIABILITIES
Cash collateral on securities loaned at value	5,476		5,565		—		—		—	—		—	2,877
Overdraft due to custodian in foreign currencies at value+	—		—		—		—		—	—		—	44
Investment securities purchased payable	5,662		7,123		—		—		2,088	970		—	268
Capital shares redeemed payable	783		2,049		146		3,062		2,591	79		959	425
Distributions payable	—		—		5		—	*	—	—		56	—
Independent Trustees and Chief Compliance Officer fees payable	11		11		1		66		221	1		73	3
Overdraft due to custodian	349		193		31		—		—	—		—	—
Distribution and service fees payable	1		1		—	*	—	*	2	—	*	1	—	*
Shareholder servicing payable	47		45		2		159		112	5		30	12
Investment management fee payable	6		6		1		4		10	1		5	3
Accounting services fee payable	9		9		2		17		18	2		10	6
Unrealized depreciation on forward foreign currency contracts	9		13		—		—		—	—		—	—
Variation margin payable	—	*	—		—		—		25	1		—	—
Other liabilities	263		237		24		167		404	26		167	155
Total Liabilities	12,616		15,252		212		3,475		5,471	1,085		1,301	3,793
Total Net Assets	$307,766		$333,618		$27,057		$454,837		$815,560	$44,305		$347,991	$120,338

NET ASSETS
Capital paid in (shares authorized – unlimited)	$274,392		$332,393		$25,003		$454,779		$766,771	$41,590		$346,782	$77,195
Accumulated earnings gain	33,374		1,225		2,054		58		48,789	2,715		1,209	43,143
Total Net Assets	$307,766		$333,618		$27,057		$454,837		$815,560	$44,305		$347,991	$120,338

CAPITAL SHARES OUTSTANDING:
Class A	7,742		8,530		1,446		453,843		50,894	679		14,099	480
Class B	N/A		N/A		N/A		21		3	N/A		4	N/A
Class C	721		443		144		916		356	N/A		230	26
Class I	18,670		23,581		833		N/A		67,553	2,729		23,135	3,703
Class R6	126		111		N/A		N/A		5,881	549		24,610	3,226
Class Y	11		15		110		N/A		40	114		N/A	10

NET ASSET VALUE PER SHARE:
Class A	$11.28		$10.20		$10.68		$1.00		$6.54	$10.88		$5.61	$16.09
Class B	N/A		N/A		N/A		$1.00		$6.41	N/A		$5.61	N/A
Class C	$11.27		$10.19		$10.68		$1.00		$6.53	N/A		$5.61	$15.85
Class I	$11.28		$10.20		$10.68		N/A		$6.54	$10.88		$5.61	$16.17
Class R6	$11.28		$10.21		N/A		N/A		$6.54	$10.88		$5.61	$16.17
Class Y	$11.28		$10.20		$10.68		N/A		$6.54	$10.88		N/A	$16.09

+COST
Investments in unaffiliated securities at cost	$275,820		$329,854		$25,043		$453,632		$787,298	$42,856		$343,335	$84,457
Investments in affiliated securities at cost	2,791		3,632		—		—		—	—		—	—
Cash denominated in foreign currencies at cost	1,174		1,416		—		—		—	—		—	(44)
^Securities loaned at value	10,338		7,640		—		—		2,226	—		12,849	5,570

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Fund’s name changed from Ivy Apollo Multi-Asset Income Fund to Delaware Ivy Apollo Multi-Asset Income Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy Apollo Strategic Income Fund to Delaware Ivy Apollo Strategic Income Fund.
(3)	Effective July 1, 2021, the Fund’s name changed from Ivy California Municipal High Income Fund to Delaware Ivy California Municipal High Income Fund.
(4)	Effective July 1, 2021, the Fund’s name changed from Ivy Cash Management Fund to Delaware Ivy Cash Management Fund.
(5)	Effective July 1, 2021, the Fund’s name changed from Ivy Corporate Bond Fund to Delaware Ivy Corporate Bond Fund.
(6)	Effective July 1, 2021, the Fund’s name changed from Ivy Crossover Credit Fund to Delaware Ivy Crossover Credit Fund.
(7)	Effective July 1, 2021, the Fund’s name changed from Ivy Government Securities Fund to Delaware Ivy Government Securities Fund.
(8)	Effective July 1, 2021, the Fund’s name changed from Ivy International Small Cap Fund to Delaware Ivy International Small Cap Fund.

See Accompanying Notes to Financial Statements.

132	ANNUAL REPORT	2021

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2021

(In thousands, except per share amounts)	Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund(1)		Delaware Ivy Pictet Targeted Return Bond Fund(2)		Delaware Ivy PineBridge High Yield Fund(3)
ASSETS
Investments in unaffiliated securities at value+^	$50,077		$177,467		$136,092
Investments at Value	50,077		177,467		136,092
Cash	—		—		212
Cash denominated in foreign currencies at value+	300		3,205		—
Due to broker	422		1,835		—
Investment securities sold receivable	655		4,675		343
Dividends and interest receivable	666		1,091		1,728
Capital shares sold receivable	75		134		20
Receivable from affiliates	664	(4)	172		124
Unrealized appreciation on forward foreign currency contracts	243		2,222		—
Swap agreements, at value	240		336		—
Receivable from securities lending income – net	—	*	1		1
Prepaid and other assets	37		—	*	25
Total Assets	53,379		191,138		138,545

LIABILITIES
Cash collateral on securities loaned at value	225		10,062		383
Investment securities purchased payable	224		6,783		4,062
Capital shares redeemed payable	233		493		317
Independent Trustees and Chief Compliance Officer fees payable	3		5		2
Distribution and service fees payable	—	*	—	*	—	*
Shareholder servicing payable	6		18		16
Investment management fee payable	1		5		2
Accounting services fee payable	4		6		6
Unrealized depreciation on forward foreign currency contracts	478		931		—
Swap agreements, at value	39		7		—
Variation margin payable	4		437		—
Written options at value+	7		409		—
Other liabilities	149		191		83
Total Liabilities	1,373		19,347		4,871
Total Net Assets	$52,006		$171,791		$133,674

NET ASSETS
Capital paid in (shares authorized – unlimited)	$55,003		$168,071		$126,629
Accumulated earnings gain (loss)	(2,997)		3,720		7,045
Total Net Assets	$52,006		$171,791		$133,674

CAPITAL SHARES OUTSTANDING:
Class A	304		1,244		1,366
Class C	10		63		N/A
Class I	3,118		9,675		8,268
Class R6	2,410		5,858		3,413
Class Y	29		—		N/A

NET ASSET VALUE PER SHARE:
Class A	$8.74		$10.16		$10.24
Class C	$8.45		$10.03		N/A
Class I	$8.87		$10.20		$10.25
Class R6	$8.86		$10.23		$10.24
Class Y	$8.75		$10.12		N/A

+COST
Investments in unaffiliated securities at cost	$50,736		$176,296		$132,388
Cash denominated in foreign currencies at cost	284		2,686		—
Written options premiums received	10		458		—
^Securities loaned at value	204		9,509		1,951

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Fund’s name changed from Ivy Pictet Emerging Markets Local Currency Debt Fund to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy Pictet Targeted Return Bond Fund to Delaware Ivy Pictet Targeted Return Bond Fund.
(3)	Effective July 1, 2021, the Fund’s name changed from Ivy PineBridge High Yield Fund to Delaware Ivy PineBridge High Yield Fund.
(4)	$512 of this amount is an affiliated party reimbursement to the Fund for losses resulting from NAV errors. See Note 15 in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	133

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2021

(In thousands)	Delaware Ivy Apollo Multi- Asset Income Fund(1)	Delaware Ivy Apollo Strategic Income Fund(2)	Delaware Ivy California Municipal High Income Fund(3)	Delaware Ivy Cash Management Fund(4)	Delaware Ivy Corporate Bond Fund(5)	Delaware Ivy Crossover Credit Fund(6)	Delaware Ivy Government Securities Fund(7)	Delaware Ivy International Small Cap Fund(8)
INVESTMENT INCOME
Dividends from unaffiliated securities	$5,558	$156	$—	$—	$—	$—	$—	$2,784
Foreign dividend withholding tax	(384)	—	—	—	—	—	—	(218)
Interest and amortization from unaffiliated securities	9,721	18,199	882	2,700	24,562	1,577	6,024	— *
Foreign interest withholding tax	— *	(6)	—	—	—	—	—	—
Securities lending income – net	42	36	—	—	23	1	3	111
Total Investment Income	14,937	18,385	882	2,700	24,585	1,578	6,027	2,677

EXPENSES
Investment management fee	2,293	2,479	169	4,653	4,095	279	1,929	1,393
Distribution and service fees:
Class A	225	253	44	—	874	35	224	33
Class B	N/A	N/A	N/A	2	1	N/A	1	N/A
Class C	92	52	17	14	31	N/A	18	12
Class Y	5	4	3	N/A	1	3	N/A	1
Shareholder servicing:
Class A	152	125	5	2,850	600	17	149	17
Class B	N/A	N/A	N/A	1	2	N/A	1	N/A
Class C	18	13	1	3	10	N/A	4	1
Class I	371	411	19	N/A	732	59	234	116
Class R6	— *	— *	N/A	N/A	5	1	15	6
Class Y	3	3	2	N/A	— *	2	N/A	1
Registration fees	80	85	64	144	108	75	100	74
Custodian fees	52	20	1	25	12	2	6	61
Independent Trustees and Chief Compliance Officer fees	31	34	4	91	118	5	44	9
Accounting services fee	101	120	28	244	223	39	129	67
Professional fees	70	85	49	43	62	57	41	44
Third-party valuation service fees	29	10	—	—	—	—	—	18
Commitment and interest expense for borrowing	—	21	2	—	—	—	—	—
Other	44	44	21	159	73	23	35	30
Total Expenses	3,566	3,759	429	8,229	6,947	597	2,930	1,883
Less:
Expenses in excess of limit	(615)	(873)	(181)	(5,717)	—	(196)	(83)	(440)
Total Net Expenses	2,951	2,886	248	2,512	6,947	401	2,847	1,443
Net Investment Income	11,986	15,499	634	188	17,638	1,177	3,180	1,234

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	11,887	5,640	254	58	24,444	1,891	1,709	25,061
Futures contracts	(11)	(19)	—	—	2,033	201	—	—
Forward foreign currency contracts	531	548	—	—	—	—	—	—
Foreign currency exchange transactions	107	134	—	—	—	—	—	120
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	36,714	8,299	483	—	(29,415)	(834)	(11,907)	11,096
Investments in affiliated securities	(901)	(1,173)	—	—	—	—	—	—
Futures contracts	4	7	—	—	54	28	—	—
Forward foreign currency contracts	(398)	(391)	—	—	—	—	—	—
Foreign currency exchange transactions	(23)	(78)	—	—	—	—	—	(8)
Net Realized and Unrealized Gain (Loss)	47,910	12,967	737	58	(2,884)	1,286	(10,198)	36,269
Net Increase (Decrease) in Net Assets Resulting from Operations	$59,896	$28,466	$1,371	$246	$14,754	$2,463	$(7,018)	$37,503

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Fund’s name changed from Ivy Apollo Multi-Asset Income Fund to Delaware Ivy Apollo Multi-Asset Income Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy Apollo Strategic Income Fund to Delaware Ivy Apollo Strategic Income Fund.
(3)	Effective July 1, 2021, the Fund’s name changed from Ivy California Municipal High Income Fund to Delaware Ivy California Municipal High Income Fund.
(4)	Effective July 1, 2021, the Fund’s name changed from Ivy Cash Management Fund to Delaware Ivy Cash Management Fund.
(5)	Effective July 1, 2021, the Fund’s name changed from Ivy Corporate Bond Fund to Delaware Ivy Corporate Bond Fund.
(6)	Effective July 1, 2021, the Fund’s name changed from Ivy Crossover Credit Fund to Delaware Ivy Crossover Credit Fund.
(7)	Effective July 1, 2021, the Fund’s name changed from Ivy Government Securities Fund to Delaware Ivy Government Securities Fund.
(8)	Effective July 1, 2021, the Fund’s name changed from Ivy International Small Cap Fund to Delaware Ivy International Small Cap Fund.

See Accompanying Notes to Financial Statements.

134	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2021

(In thousands)	Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund(1)	Delaware Ivy Pictet Targeted Return Bond Fund(2)	Delaware Ivy PineBridge High Yield Fund(3)
INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$2,867	$4,224	$7,701
Foreign interest withholding tax	(63)	(8)	—
Securities lending income – net	1	10	22
Total Investment Income	2,805	4,226	7,723

EXPENSES
Investment management fee	477	1,728	858
Distribution and service fees:
Class A	12	44	42
Class C	12	31	N/A
Class Y	1	1	N/A
Shareholder servicing:
Class A	8	21	16
Class C	— *	2	N/A
Class I	61	185	142
Class R6	3	6	4
Class Y	1	1	N/A
Registration fees	76	75	58
Custodian fees	67	39	6
Independent Trustees and Chief Compliance Officer fees	12	17	11
Accounting services fee	45	72	65
Professional fees	63	61	57
Commitment and interest expense for borrowing	—	—	8
Other	29	33	27
Total Expenses	867	2,316	1,294
Less:
Expenses in excess of limit	(324)	(398)	(260)
Total Net Expenses	543	1,918	1,034
Net Investment Income	2,262	2,308	6,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	11	6,519	5,723
Futures contracts	253	682	—
Written options	71	1,339	—
Swap agreements	(428)	(205)	—
Forward foreign currency contracts	109	(1,756)	—
Foreign currency exchange transactions	(634)	(3,177)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(816)	(5,786)	2,080
Futures contracts	55	1,069	—
Written options	3	(75)	—
Swap agreements	(132)	(555)	—
Forward foreign currency contracts	(188)	601	—
Foreign currency exchange transactions	812	755	—
Net Realized and Unrealized Gain (Loss)	(884)	(589)	7,803
Net Increase in Net Assets Resulting from Operations	$1,378	$1,719	$14,492

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	135

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Delaware Ivy Apollo Multi- Asset Income Fund(1)		Delaware Ivy Apollo Strategic Income Fund(2)		Delaware Ivy California Municipal High Income Fund(3)
(In thousands)	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,986	$16,331	$15,499	$20,457	$634	$699
Net realized gain (loss) on investments	12,514	(10,589)	6,303	(5,804)	254	41
Net change in unrealized appreciation (depreciation)	35,396	(17,764)	6,664	420	483	(244)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,896	(12,022)	28,466	15,073	1,371	496

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(3,490)	(5,853)	(4,600)	(5,079)	(345)	(339)
Class C	(303)	(610)	(196)	(204)	(19)	(21)
Class I	(9,689)	(16,428)	(12,428)	(13,898)	(257)	(288)
Class R6	(119)	(213)	(130)	(1,689)	N/A	N/A
Class Y	(92)	(203)	(91)	(296)	(27)	(26)
Total Distributions to Shareholders	(13,693)	(23,307)	(17,445)	(21,166)	(648)	(674)
Capital Share Transactions	(62,424)	(101,774)	(79,276)	(87,029)	(8,184)	1,966
Net Increase (Decrease) in Net Assets	(16,221)	(137,103)	(68,255)	(93,122)	(7,461)	1,788
Net Assets, Beginning of Period	323,987	461,090	401,873	494,995	34,518	32,730
Net Assets, End of Period	$307,766	$323,987	$333,618	$401,873	$27,057	$34,518

(1)Effective	July 1, 2021, the Fund’s name changed from Ivy Apollo Multi-Asset Income Fund to Delaware Ivy Apollo Multi-Asset Income Fund.
(2)Effective	July 1, 2021, the Fund’s name changed from Ivy Apollo Strategic Income Fund to Delaware Ivy Apollo Strategic Income Fund.
(3)Effective	July 1, 2021, the Fund’s name changed from Ivy California Municipal High Income Fund to Delaware Ivy California Municipal High Income Fund.

See Accompanying Notes to Financial Statements.

136	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Delaware Ivy Cash Management Fund(1)		Delaware Ivy Corporate Bond Fund(2)		Delaware Ivy Crossover Credit Fund(3)
(In thousands)	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$188	$9,123	$17,638	$21,424	$1,177	$1,369
Net realized gain on investments	58	— *	26,477	46,259	2,092	3,708
Net change in unrealized appreciation (depreciation)	—	—	(29,361)	1,995	(806)	(41)
Net Increase in Net Assets Resulting from Operations	246	9,123	14,754	69,678	2,463	5,036

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(188)	(9,131)	(24,482)	(8,244)	(1,472)	(366)
Class B	— *	(1)	(10)	(3)	N/A	N/A
Class C	— *	(2)	(240)	(59)	N/A	N/A
Class E	N/A	N/A	—	(5)	—	(11)
Class I	N/A	N/A	(32,613)	(13,129)	(3,146)	(918)
Class R	N/A	N/A	—	(5)	—	(9)
Class R6	N/A	N/A	(3,997)	(1,387)	(247)	(19)
Class Y	N/A	N/A	(18)	(7)	(95)	(28)
Total Distributions to Shareholders	(188)	(9,134)	(61,360)	(22,839)	(4,960)	(1,351)
Capital Share Transactions	(1,120,418)	316,045	(15,489)	(88,016)	(13,355)	13,402
Net Increase (Decrease) in Net Assets	(1,120,360)	316,034	(62,095)	(41,177)	(15,852)	17,087
Net Assets, Beginning of Period	1,575,197	1,259,163	877,655	918,832	60,157	43,070
Net Assets, End of Period	$454,837	$1,575,197	$815,560	$877,655	$44,305	$60,157

*Not	shown due to rounding.
(1)Effective	July 1, 2021, the Fund’s name changed from Ivy Cash Management Fund to Delaware Ivy Cash Management Fund.
(2)Effective	July 1, 2021, the Fund’s name changed from Ivy Corporate Bond Fund to Delaware Ivy Corporate Bond Fund.
(3)Effective	July 1, 2021, the Fund’s name changed from Ivy Crossover Credit Fund to Delaware Ivy Crossover Credit Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	137

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Delaware Ivy Government Securities Fund(1)		Delaware Ivy International Small Cap Fund(2)		Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund(3)
(In thousands)	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21		Year ended 9-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,180	$4,379	$1,234	$1,359	$2,262		$4,464
Net realized gain (loss) on investments	1,709	5,965	25,181	(5,656)	(618)		(7,309)
Net change in unrealized appreciation (depreciation)	(11,907)	7,226	11,088	21,805	(266)		786
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,018)	17,570	37,503	17,508	1,378		(2,059)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(918)	(1,019)	(50)	(289)	(5)		(104)
Class B	— *	— *	N/A	N/A	N/A		N/A
Class C	(3)	(6)	—	(19)	—		(21)
Class E	—	(3)	N/A	N/A	—		(21)
Class I	(1,784)	(1,834)	(339)	(1,651)	(107)		(971)
Class R	—	(2)	N/A	N/A	—		(20)
Class R6	(2,154)	(2,216)	(350)	(1,558)	(83)		(429)
Class Y	—	(2)	(1)	(24)	—	*	(31)
Total Distributions to Shareholders	(4,859)	(5,082)	(740)	(3,541)	(195)		(1,597)
Capital Share Transactions	(50,232)	115,304	(81,388)	(12,950)	(9,581	)(4)	(65,208)
Net Increase (Decrease) in Net Assets	(62,109)	127,792	(44,625)	1,017	(8,398)		(68,864)
Net Assets, Beginning of Period	410,100	282,308	164,963	163,946	60,404		129,268
Net Assets, End of Period	$347,991	$410,100	$120,338	$164,963	$52,006		$60,404

*Not	shown due to rounding.
(1)Effective	July 1, 2021, the Fund’s name changed from Ivy Government Securities Fund to Delaware Ivy Government Securities Fund.
(2)Effective	July 1, 2021, the Fund’s name changed from Ivy International Small Cap Fund to Delaware Ivy International Small Cap Fund.
(3)Effective	July 1, 2021, the Fund’s name changed from Ivy Pictet Emerging Markets Local Currency Debt Fund to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund.
(4)$512	of this amount is an affiliated party reimbursement to the Fund for losses resulting from NAV errors. See Note 15 in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

138	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Delaware Ivy Pictet Targeted Return Bond Fund(1)		Delaware Ivy PineBridge High Yield Fund(2)
(In thousands)	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,308	$2,257	$6,689	$5,851
Net realized gain (loss) on investments	3,402	(1,960)	5,723	(1,242)
Net change in unrealized appreciation (depreciation)	(3,991)	3,447	2,080	1,363
Net Increase in Net Assets Resulting from Operations	1,719	3,744	14,492	5,972

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(250)	(429)	(793)	(632)
Class C	(24)	(51)	N/A	N/A
Class I	(1,557)	(2,445)	(4,157)	(3,249)
Class R	N/A	N/A	—	(17)
Class R6	(1,022)	(1,535)	(1,925)	(1,829)
Class Y	(4)	(66)	N/A	N/A
Total Distributions to Shareholders	(2,857)	(4,526)	(6,875)	(5,727)
Capital Share Transactions	(17,268)	(29,720)	(15,560)	39,029
Net Increase (Decrease) in Net Assets	(18,406)	(30,502)	(7,943)	39,274
Net Assets, Beginning of Period	190,197	220,699	141,617	102,343
Net Assets, End of Period	$171,791	$190,197	$133,674	$141,617

(1)Effective	July 1, 2021, the Fund’s name changed from Ivy Pictet Targeted Return Bond Fund to Delaware Ivy Pictet Targeted Return Bond Fund.
(2)Effective	July 1, 2021, the Fund’s name changed from Ivy PineBridge High Yield Fund to Delaware Ivy PineBridge High Yield Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	139

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY APOLLO MULTI-ASSET INCOME FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$9.81	$0.37	$1.53	$1.90	$(0.43)	$—	$(0.43)
Year ended 9-30-2020	10.58	0.39	(0.61)	(0.22)	(0.42)	(0.13)	(0.55)
Year ended 9-30-2019	11.07	0.43	(0.13)	0.30	(0.45)	(0.34)	(0.79)
Year ended 9-30-2018	11.02	0.42	0.05	0.47	(0.41)	(0.01)	(0.42)
Year ended 9-30-2017	10.45	0.39	0.50	0.89	(0.30)	(0.02)	(0.32)
Class C Shares
Year ended 9-30-2021	9.81	0.29	1.51	1.80	(0.34)	—	(0.34)
Year ended 9-30-2020	10.58	0.32	(0.61)	(0.29)	(0.35)	(0.13)	(0.48)
Year ended 9-30-2019	11.07	0.35	(0.12)	0.23	(0.38)	(0.34)	(0.72)
Year ended 9-30-2018	11.02	0.33	0.06	0.39	(0.33)	(0.01)	(0.34)
Year ended 9-30-2017	10.46	0.31	0.50	0.81	(0.23)	(0.02)	(0.25)
Class I Shares
Year ended 9-30-2021	9.81	0.42	1.53	1.95	(0.48)	—	(0.48)
Year ended 9-30-2020	10.59	0.43	(0.61)	(0.18)	(0.47)	(0.13)	(0.60)
Year ended 9-30-2019	11.07	0.47	(0.11)	0.36	(0.50)	(0.34)	(0.84)
Year ended 9-30-2018	11.02	0.45	0.06	0.51	(0.45)	(0.01)	(0.46)
Year ended 9-30-2017	10.46	0.41	0.51	0.92	(0.34)	(0.02)	(0.36)
Class R6 Shares
Year ended 9-30-2021	9.82	0.43	1.51	1.94	(0.48)	—	(0.48)
Year ended 9-30-2020	10.59	0.44	(0.61)	(0.17)	(0.47)	(0.13)	(0.60)
Year ended 9-30-2019	11.08	0.47	(0.12)	0.35	(0.50)	(0.34)	(0.84)
Year ended 9-30-2018	11.03	0.47	0.05	0.52	(0.46)	(0.01)	(0.47)
Year ended 9-30-2017	10.46	0.43	0.52	0.95	(0.36)	(0.02)	(0.38)
Class Y Shares
Year ended 9-30-2021	9.82	0.39	1.50	1.89	(0.43)	—	(0.43)
Year ended 9-30-2020	10.59	0.40	(0.61)	(0.21)	(0.43)	(0.13)	(0.56)
Year ended 9-30-2019	11.07	0.42	(0.10)	0.32	(0.46)	(0.34)	(0.80)
Year ended 9-30-2018	11.02	0.42	0.06	0.48	(0.42)	(0.01)	(0.43)
Year ended 9-30-2017	10.45	0.39	0.51	0.90	(0.31)	(0.02)	(0.33)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Apollo Multi-Asset Income Fund to Delaware Ivy Apollo Multi-Asset Income Fund.

140	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$11.28	19.57%	$87		1.17%	3.38%	1.24%	3.31%	57%
Year ended 9-30-2020	9.81	-2.10	88		1.20	3.89	1.27	3.82	71
Year ended 9-30-2019	10.58	3.22	119		1.20	4.06	1.24	4.02	54
Year ended 9-30-2018	11.07	4.41	131		1.24	3.77	1.24	3.77	59
Year ended 9-30-2017	11.02	8.67	143		1.24	3.64	—	—	84
Class C Shares
Year ended 9-30-2021	11.27	18.56	8		1.95	2.61	2.02	2.54	57
Year ended 9-30-2020	9.81	-2.85	10		1.96	3.13	2.03	3.06	71
Year ended 9-30-2019	10.58	2.46	14		1.94	3.31	1.98	3.27	54
Year ended 9-30-2018	11.07	3.64	16		1.98	3.01	1.98	3.01	59
Year ended 9-30-2017	11.02	7.86	20		1.97	2.87	—	—	84
Class I Shares
Year ended 9-30-2021	11.28	20.08	211		0.75	3.81	0.99	3.57	57
Year ended 9-30-2020	9.81	-1.76	220		0.75	4.32	0.99	4.08	71
Year ended 9-30-2019	10.59	3.77	320		0.75	4.51	0.97	4.29	54
Year ended 9-30-2018	11.07	4.71	354		0.93	4.07	0.96	4.04	59
Year ended 9-30-2017	11.02	8.92	401		0.95	3.88	—	—	84
Class R6 Shares
Year ended 9-30-2021	11.28	19.95	2		0.75	3.91	0.84	3.82	57
Year ended 9-30-2020	9.82	-1.66	3		0.75	4.34	0.84	4.25	71
Year ended 9-30-2019	10.59	3.69	4		0.75	4.50	0.92	4.33	54
Year ended 9-30-2018	11.08	4.96	4		0.79	4.23	0.80	4.22	59
Year ended 9-30-2017	11.03	9.12	4		0.78	4.09	—	—	84
Class Y Shares
Year ended 9-30-2021	11.28	19.50	—	*	1.15	3.61	1.22	3.54	57
Year ended 9-30-2020	9.82	-2.06	3		1.15	3.95	1.22	3.88	71
Year ended 9-30-2019	10.59	3.33	4		1.17	4.06	1.21	4.02	54
Year ended 9-30-2018	11.07	4.45	6		1.19	3.82	1.19	3.82	59
Year ended 9-30-2017	11.02	8.75	5		1.17	3.69	—	—	84

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	141

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY APOLLO STRATEGIC INCOME FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$9.92	$0.41	$0.33	$0.74	$(0.46)	$—	$(0.46)
Year ended 9-30-2020	9.99	0.42	(0.05)	0.37	(0.44)	—	(0.44)
Year ended 9-30-2019	9.97	0.44	0.06	0.50	(0.45)	(0.03)	(0.48)
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.39	0.04	0.43	(0.38)	(0.04)	(0.42)
Class C Shares
Year ended 9-30-2021	9.91	0.33	0.33	0.66	(0.38)	—	(0.38)
Year ended 9-30-2020	9.98	0.35	(0.06)	0.29	(0.36)	—	(0.36)
Year ended 9-30-2019	9.97	0.36	0.05	0.41	(0.37)	(0.03)	(0.40)
Year ended 9-30-2018	10.27	0.35	(0.27)	0.08	(0.33)	(0.05)	(0.38)
Year ended 9-30-2017	10.26	0.32	0.04	0.36	(0.31)	(0.04)	(0.35)
Class I Shares
Year ended 9-30-2021	9.92	0.45	0.33	0.78	(0.50)	—	(0.50)
Year ended 9-30-2020	9.99	0.46	(0.06)	0.40	(0.47)	—	(0.47)
Year ended 9-30-2019	9.98	0.48	0.05	0.53	(0.49)	(0.03)	(0.52)
Year ended 9-30-2018	10.28	0.45	(0.27)	0.18	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017	10.27	0.42	0.05	0.47	(0.42)	(0.04)	(0.46)
Class R6 Shares
Year ended 9-30-2021	9.92	0.45	0.34	0.79	(0.50)	—	(0.50)
Year ended 9-30-2020	9.99	0.46	(0.06)	0.40	(0.47)	—	(0.47)
Year ended 9-30-2019	9.98	0.48	0.05	0.53	(0.49)	(0.03)	(0.52)
Year ended 9-30-2018	10.28	0.46	(0.27)	0.19	(0.44)	(0.05)	(0.49)
Year ended 9-30-2017	10.27	0.43	0.04	0.47	(0.42)	(0.04)	(0.46)
Class Y Shares
Year ended 9-30-2021	9.92	0.44	0.30	0.74	(0.46)	—	(0.46)
Year ended 9-30-2020	9.99	0.42	(0.05)	0.37	(0.44)	—	(0.44)
Year ended 9-30-2019	9.97	0.44	0.06	0.50	(0.45)	(0.03)	(0.48)
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.40	0.04	0.44	(0.39)	(0.04)	(0.43)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Apollo Strategic Income Fund to Delaware Ivy Apollo Strategic Income Fund.

142	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$10.20	7.59%	$87		1.04%	4.01%	1.19%	3.86%	62%
Year ended 9-30-2020	9.92	3.84	111		1.05	4.35	1.17	4.23	59
Year ended 9-30-2019	9.99	5.13	120		1.05	4.45	1.15	4.35	45
Year ended 9-30-2018	9.97	1.53	117		1.15	4.14	1.16	4.13	48
Year ended 9-30-2017	10.27	4.38	123		1.15	3.83	1.17	3.81	48
Class C Shares
Year ended 9-30-2021	10.19	6.77	5		1.82	3.22	2.05	2.99	62
Year ended 9-30-2020	9.91	3.03	5		1.83	3.57	2.08	3.32	59
Year ended 9-30-2019	9.98	4.21	5		1.85	3.65	2.04	3.46	45
Year ended 9-30-2018	9.97	0.82	6		1.85	3.43	2.02	3.26	48
Year ended 9-30-2017	10.27	3.66	8		1.85	3.13	1.98	3.00	48
Class I Shares
Year ended 9-30-2021	10.20	7.99	241		0.67	4.36	0.98	4.05	62
Year ended 9-30-2020	9.92	4.23	257		0.67	4.73	0.96	4.44	59
Year ended 9-30-2019	9.99	5.43	315		0.67	4.83	0.93	4.57	45
Year ended 9-30-2018	9.98	1.95	315		0.82	4.46	0.93	4.35	48
Year ended 9-30-2017	10.28	4.59	320		0.85	4.13	0.94	4.04	48
Class R6 Shares
Year ended 9-30-2021	10.21	8.09	1		0.67	4.72	0.84	4.55	62
Year ended 9-30-2020	9.92	4.23	22		0.67	4.71	0.80	4.58	59
Year ended 9-30-2019	9.99	5.43	48		0.67	4.83	0.78	4.72	45
Year ended 9-30-2018	9.98	1.92	53		0.77	4.52	0.78	4.51	48
Year ended 9-30-2017	10.28	4.75	61		0.77	4.24	—	—	48
Class Y Shares
Year ended 9-30-2021	10.20	7.59	—	*	1.04	4.32	1.21	4.15	62
Year ended 9-30-2020	9.92	3.85	7		1.05	4.35	1.20	4.20	59
Year ended 9-30-2019	9.99	5.13	7		1.05	4.46	1.18	4.33	45
Year ended 9-30-2018	9.97	1.58	8		1.10	4.18	1.17	4.11	48
Year ended 9-30-2017	10.27	4.44	9		1.10	3.89	1.19	3.80	48

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	143

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$10.48	$0.21	$0.20	$0.41		$(0.21)	$—	$(0.21)
Year ended 9-30-2020	10.58	0.21	(0.11)	0.10		(0.20)	—	(0.20)
Year ended 9-30-2019	9.98	0.26	0.60	0.86		(0.26)	—	(0.26)
Year ended 9-30-2018	10.16	0.26	(0.16)	0.10		(0.26)	(0.02)	(0.28)
Year ended 9-30-2017(4)	10.00	0.26	0.14	0.40		(0.24)	—	(0.24)
Class C Shares
Year ended 9-30-2021	10.48	0.12	0.20	0.32		(0.12)	—	(0.12)
Year ended 9-30-2020	10.58	0.12	(0.11)	0.01		(0.11)	—	(0.11)
Year ended 9-30-2019	9.98	0.17	0.60	0.77		(0.17)	—	(0.17)
Year ended 9-30-2018	10.16	0.17	(0.17)	0.00	*	(0.16)	(0.02)	(0.18)
Year ended 9-30-2017(4)	10.00	0.19	0.16	0.35		(0.19)	—	(0.19)
Class I Shares
Year ended 9-30-2021	10.48	0.23	0.21	0.44		(0.24)	—	(0.24)
Year ended 9-30-2020	10.58	0.23	(0.10)	0.13		(0.23)	—	(0.23)
Year ended 9-30-2019	9.98	0.28	0.60	0.88		(0.28)	—	(0.28)
Year ended 9-30-2018	10.16	0.28	(0.16)	0.12		(0.28)	(0.02)	(0.30)
Year ended 9-30-2017(4)	10.00	0.28	0.13	0.41		(0.25)	—	(0.25)
Class Y Shares
Year ended 9-30-2021	10.48	0.21	0.20	0.41		(0.21)	—	(0.21)
Year ended 9-30-2020	10.58	0.21	(0.11)	0.10		(0.20)	—	(0.20)
Year ended 9-30-2019	9.98	0.26	0.60	0.86		(0.26)	—	(0.26)
Year ended 9-30-2018	10.16	0.25	(0.15)	0.10		(0.26)	(0.02)	(0.28)
Year ended 9-30-2017(4)	10.00	0.25	0.15	0.40		(0.24)	—	(0.24)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy California Municipal High Income Fund to Delaware Ivy California Municipal High Income Fund.

144	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$10.68	3.97%	$15	0.80%		1.94%		1.33%		1.41%		16%
Year ended 9-30-2020	10.48	1.01	19	0.80		2.03		1.23		1.60		9
Year ended 9-30-2019	10.58	8.73	17	0.80		2.54		1.29		2.05		10
Year ended 9-30-2018	9.98	0.89	14	0.78		2.56		1.32		2.02		10
Year ended 9-30-2017(4)	10.16	4.17	8	0.60	(5)	2.62	(5)	1.12	(5)	2.10	(5)	7	(6)
Class C Shares
Year ended 9-30-2021	10.68	3.09	2	1.65		1.09		2.10		0.64		16
Year ended 9-30-2020	10.48	0.13	2	1.67		1.16		2.02		0.81		9
Year ended 9-30-2019	10.58	7.81	2	1.66		1.69		2.06		1.29		10
Year ended 9-30-2018	9.98	-0.07	2	1.63		1.70		2.08		1.25		10
Year ended 9-30-2017(4)	10.16	3.53	2	1.33	(5)	1.88	(5)	1.85	(5)	1.36	(5)	7	(6)
Class I Shares
Year ended 9-30-2021	10.68	4.18	9	0.60		2.12		1.21		1.51		16
Year ended 9-30-2020	10.48	1.21	13	0.60		2.23		1.12		1.71		9
Year ended 9-30-2019	10.58	8.95	13	0.60		2.75		1.16		2.19		10
Year ended 9-30-2018	9.98	1.10	11	0.58		2.74		1.20		2.12		10
Year ended 9-30-2017(4)	10.16	4.31	7	0.43	(5)	2.87	(5)	0.95	(5)	2.35	(5)	7	(6)
Class Y Shares
Year ended 9-30-2021	10.68	3.97	1	0.80		1.96		1.45		1.31		16
Year ended 9-30-2020	10.48	1.01	1	0.80		2.03		1.35		1.48		9
Year ended 9-30-2019	10.58	8.73	1	0.80		2.55		1.40		1.95		10
Year ended 9-30-2018	9.98	0.93	1	0.78		2.56		1.44		1.90		10
Year ended 9-30-2017(4)	10.16	4.09	1	0.60	(5)	2.54	(5)	1.23	(5)	1.91	(5)	7	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	145

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY CASH MANAGEMENT FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain on Investments		Total from Investment Operations		Distributions From Net Investment Income		Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$1.00	$0.00	*	$0.00		$0.00	*	$—	*	$—	$—	*
Year ended 9-30-2020	1.00	0.01		0.00		0.01		(0.01)		—	(0.01)
Year ended 9-30-2019	1.00	0.02		0.00	*	0.02		(0.02)		—	(0.02)
Year ended 9-30-2018	1.00	0.01		0.00	*	0.01		(0.01)		—	(0.01)
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class B Shares(4)
Year ended 9-30-2021	1.00	0.00	*	0.00		0.00	*	—	*	—	—	*
Year ended 9-30-2020	1.00	0.00		0.00		0.00		—	*	—	—	*
Year ended 9-30-2019	1.00	0.01		0.00	*	0.01		(0.01)		—	(0.01)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class C Shares
Year ended 9-30-2021	1.00	0.00	*	0.00		0.00	*	—	*	—	—	*
Year ended 9-30-2020	1.00	0.00		0.00		0.00		—	*	—	—	*
Year ended 9-30-2019	1.00	0.01		0.00	*	0.01		(0.01)		—	(0.01)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Cash Management Fund to Delaware Ivy Cash Management Fund.

146	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 9-30-2021	$1.00	0.01%	$454		0.18%	0.01%	0.59%	-0.40%
Year ended 9-30-2020	1.00	0.69	1,573		0.58	0.64	0.63	0.59
Year ended 9-30-2019	1.00	1.87	1,257		0.71	1.86	—	—
Year ended 9-30-2018	1.00	1.11	1,281		0.75	1.03	—	—
Year ended 9-30-2017	1.00	0.27	1,378		0.74	0.27	0.75	0.26
Class B Shares(4)
Year ended 9-30-2021	1.00	0.01	—	*	0.19	0.02	1.52	-1.31
Year ended 9-30-2020	1.00	0.24	—	*	1.08	0.26	1.48	-0.14
Year ended 9-30-2019	1.00	1.05	1		1.51	1.06	—	—
Year ended 9-30-2018	1.00	0.27	1		1.60	0.21	1.65	0.16
Year ended 9-30-2017	1.00	0.02	1		0.96	0.02	1.61	-0.63
Class C Shares
Year ended 9-30-2021	1.00	0.01	1		0.18	0.02	1.56	-1.36
Year ended 9-30-2020	1.00	0.17	2		0.98	0.12	1.53	-0.43
Year ended 9-30-2019	1.00	0.91	1		1.65	0.93	—	—
Year ended 9-30-2018	1.00	0.24	1		1.55	0.08	1.68	-0.05
Year ended 9-30-2017	1.00	0.02	2		0.98	0.02	1.61	-0.61

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	147

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY CORPORATE BOND FUND^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$6.90	$0.13	$(0.01)	$0.12	$(0.14)	$(0.34)	$(0.48)
Year ended 9-30-2020	6.54	0.15	0.37	0.52	(0.16)	—	(0.16)
Year ended 9-30-2019	6.02	0.16	0.52	0.68	(0.16)	—	(0.16)
Year ended 9-30-2018	6.27	0.15	(0.26)	(0.11)	(0.14)	—	(0.14)
Year ended 9-30-2017	6.51	0.13	(0.12)	0.01	(0.14)	(0.11)	(0.25)
Class B Shares(4)
Year ended 9-30-2021	6.89	(0.05)	(0.07)	(0.12)	(0.02)	(0.34)	(0.36)
Year ended 9-30-2020	6.53	0.04	0.37	0.41	(0.05)	—	(0.05)
Year ended 9-30-2019	6.01	0.06	0.52	0.58	(0.06)	—	(0.06)
Year ended 9-30-2018	6.26	0.05	(0.25)	(0.20)	(0.05)	—	(0.05)
Year ended 9-30-2017	6.51	0.04	(0.12)	(0.08)	(0.06)	(0.11)	(0.17)
Class C Shares
Year ended 9-30-2021	6.89	0.07	(0.01)	0.06	(0.08)	(0.34)	(0.42)
Year ended 9-30-2020	6.53	0.09	0.37	0.46	(0.10)	—	(0.10)
Year ended 9-30-2019	6.01	0.10	0.52	0.62	(0.10)	—	(0.10)
Year ended 9-30-2018	6.26	0.09	(0.25)	(0.16)	(0.09)	—	(0.09)
Year ended 9-30-2017	6.50	0.08	(0.12)	(0.04)	(0.09)	(0.11)	(0.20)
Class I Shares
Year ended 9-30-2021	6.90	0.14	(0.01)	0.13	(0.15)	(0.34)	(0.49)
Year ended 9-30-2020	6.54	0.17	0.37	0.54	(0.18)	—	(0.18)
Year ended 9-30-2019	6.02	0.18	0.52	0.70	(0.18)	—	(0.18)
Year ended 9-30-2018	6.27	0.17	(0.26)	(0.09)	(0.16)	—	(0.16)
Year ended 9-30-2017	6.51	0.15	(0.12)	0.03	(0.16)	(0.11)	(0.27)
Class R6 Shares
Year ended 9-30-2021	6.90	0.15	(0.01)	0.14	(0.16)	(0.34)	(0.50)
Year ended 9-30-2020	6.54	0.18	0.37	0.55	(0.19)	—	(0.19)
Year ended 9-30-2019	6.01	0.19	0.53	0.72	(0.19)	—	(0.19)
Year ended 9-30-2018(5)	6.28	0.17	(0.28)	(0.11)	(0.16)	—	(0.16)
Class Y Shares
Year ended 9-30-2021	6.90	0.13	(0.02)	0.11	(0.13)	(0.34)	(0.47)
Year ended 9-30-2020	6.53	0.15	0.38	0.53	(0.16)	—	(0.16)
Year ended 9-30-2019	6.01	0.16	0.53	0.69	(0.17)	—	(0.17)
Year ended 9-30-2018(5)	6.28	0.15	(0.29)	(0.14)	(0.13)	—	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Corporate Bond Fund to Delaware Ivy Corporate Bond Fund.

148	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$6.54	1.59%	$333		0.96%		1.89%		—%	—%	72%
Year ended 9-30-2020	6.90	8.07	355		1.00		2.26		—	—	84
Year ended 9-30-2019	6.54	11.48	348		1.02		2.54		—	—	63
Year ended 9-30-2018	6.02	-1.72	364		1.05		2.41		1.05	2.41	29
Year ended 9-30-2017	6.27	0.39	437		0.98		2.09		0.99	2.08	42
Class B Shares(4)
Year ended 9-30-2021	6.41	-1.93	—	*	3.61		-0.69		—	—	72
Year ended 9-30-2020	6.89	6.35	—	*	2.65		0.62		—	—	84
Year ended 9-30-2019	6.53	9.66	1		2.61		0.96		—	—	63
Year ended 9-30-2018	6.01	-3.18	1		2.56		0.87		—	—	29
Year ended 9-30-2017	6.26	-1.50	1		2.39		0.68		—	—	42
Class C Shares
Year ended 9-30-2021	6.53	0.68	2		1.84		1.02		—	—	72
Year ended 9-30-2020	6.89	7.13	4		1.89		1.37		—	—	84
Year ended 9-30-2019	6.53	10.52	4		1.92		1.64		—	—	63
Year ended 9-30-2018	6.01	-2.63	4		1.94		1.48		—	—	29
Year ended 9-30-2017	6.26	-0.46	8		1.85		1.22		—	—	42
Class I Shares
Year ended 9-30-2021	6.54	1.87	442		0.70		2.15		—	—	72
Year ended 9-30-2020	6.90	8.39	460		0.71		2.55		—	—	84
Year ended 9-30-2019	6.54	11.84	523		0.70		2.86		—	—	63
Year ended 9-30-2018	6.02	-1.41	545		0.72		2.74		—	—	29
Year ended 9-30-2017	6.27	0.68	672		0.69		2.39		—	—	42
Class R6 Shares
Year ended 9-30-2021	6.54	2.00	38		0.55		2.31		—	—	72
Year ended 9-30-2020	6.90	8.56	59		0.55		2.69		—	—	84
Year ended 9-30-2019	6.54	12.19	43		0.55		3.00		—	—	63
Year ended 9-30-2018(5)	6.01	-1.77	44		0.57	(6)	3.06	(6)	—	—	29	(7)
Class Y Shares
Year ended 9-30-2021	6.54	1.58	—	*	0.95		1.90		—	—	72
Year ended 9-30-2020	6.90	8.29	—	*	0.94		2.32		—	—	84
Year ended 9-30-2019	6.53	11.62	—	*	0.93		2.62		—	—	63
Year ended 9-30-2018(5)	6.01	-2.16	—	*	1.00	(6)	2.62	(6)	—	—	29	(7)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	149

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY CROSSOVER CREDIT FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$11.28	$0.21	$0.33	$0.54	$(0.22)	$(0.72)	$(0.94)
Year ended 9-30-2020	10.51	0.28	0.77	1.05	(0.28)	—	(0.28)
Year ended 9-30-2019	9.64	0.32	0.90	1.22	(0.35)	—	(0.35)
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class I Shares
Year ended 9-30-2021	11.28	0.24	0.33	0.57	(0.25)	(0.72)	(0.97)
Year ended 9-30-2020	10.51	0.31	0.77	1.08	(0.31)	—	(0.31)
Year ended 9-30-2019	9.64	0.34	0.90	1.24	(0.37)	—	(0.37)
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class R6 Shares
Year ended 9-30-2021	11.28	0.24	0.33	0.57	(0.25)	(0.72)	(0.97)
Year ended 9-30-2020	10.51	0.30	0.78	1.08	(0.31)	—	(0.31)
Year ended 9-30-2019	9.64	0.34	0.90	1.24	(0.37)	—	(0.37)
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class Y Shares
Year ended 9-30-2021	11.28	0.21	0.33	0.54	(0.22)	(0.72)	(0.94)
Year ended 9-30-2020	10.51	0.28	0.77	1.05	(0.28)	—	(0.28)
Year ended 9-30-2019	9.64	0.32	0.90	1.22	(0.35)	—	(0.35)
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Crossover Credit Fund to Delaware Ivy Crossover Credit Fund.

150	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$10.88	4.93%	$7	0.90%		1.92%		1.23%		1.59%		135%
Year ended 9-30-2020	11.28	10.18	18	0.90		2.64		1.21		2.33		165
Year ended 9-30-2019	10.51	13.10	12	0.90		3.23		1.25		2.88		94
Year ended 9-30-2018	9.64	-2.56	12	0.90		3.07		1.19		2.78		85
Year ended 9-30-2017(4)	10.26	3.51	11	0.90	(5)	2.63	(5)	0.95	(5)	2.58	(5)	112	(6)
Class I Shares
Year ended 9-30-2021	10.88	5.19	30	0.65		2.18		1.03		1.80		135
Year ended 9-30-2020	11.28	10.46	39	0.65		2.89		1.06		2.48		165
Year ended 9-30-2019	10.51	13.39	27	0.65		3.47		1.13		2.99		94
Year ended 9-30-2018	9.64	-2.41	23	0.65		3.33		1.06		2.92		85
Year ended 9-30-2017(4)	10.26	3.72	18	0.65	(5)	2.89	(5)	0.83	(5)	2.71	(5)	112	(6)
Class R6 Shares
Year ended 9-30-2021	10.88	5.20	6	0.65		2.17		0.87		1.95		135
Year ended 9-30-2020	11.28	10.46	2	0.65		2.78		0.90		2.53		165
Year ended 9-30-2019	10.51	13.39	1	0.65		3.48		0.98		3.15		94
Year ended 9-30-2018	9.64	-2.41	1	0.65		3.31		0.90		3.06		85
Year ended 9-30-2017(4)	10.26	3.72	1	0.65	(5)	2.87	(5)	0.69	(5)	2.83	(5)	112	(6)
Class Y Shares
Year ended 9-30-2021	10.88	4.93	1	0.90		1.93		1.26		1.57		135
Year ended 9-30-2020	11.28	10.18	1	0.90		2.65		1.30		2.25		165
Year ended 9-30-2019	10.51	13.10	1	0.90		3.23		1.37		2.76		94
Year ended 9-30-2018	9.64	-2.56	1	0.90		3.06		1.29		2.67		85
Year ended 9-30-2017(4)	10.26	3.51	1	0.90	(5)	2.63	(5)	1.08	(5)	2.45	(5)	112	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	151

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY GOVERNMENT SECURITIES FUND^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$5.78	$0.03		$(0.14)	$(0.11)	$(0.06)	$—	$(0.06)
Year ended 9-30-2020	5.59	0.06		0.20	0.26	(0.07)	—	(0.07)
Year ended 9-30-2019	5.23	0.08		0.37	0.45	(0.09)	—	(0.09)
Year ended 9-30-2018	5.43	0.06		(0.19)	(0.13)	(0.07)	—	(0.07)
Year ended 9-30-2017	5.60	0.06		(0.16)	(0.10)	(0.07)	—	(0.07)
Class B Shares(4)
Year ended 9-30-2021	5.78	(0.03)		(0.14)	(0.17)	— *	—	— *
Year ended 9-30-2020	5.59	0.00	*	0.20	0.20	(0.01)	—	(0.01)
Year ended 9-30-2019	5.23	0.02		0.36	0.38	(0.02)	—	(0.02)
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.00	*	(0.16)	(0.16)	(0.01)	—	(0.01)
Class C Shares
Year ended 9-30-2021	5.78	(0.01)		(0.15)	(0.16)	(0.01)	—	(0.01)
Year ended 9-30-2020	5.59	0.01		0.20	0.21	(0.02)	—	(0.02)
Year ended 9-30-2019	5.23	0.03		0.37	0.40	(0.04)	—	(0.04)
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.01		(0.15)	(0.14)	(0.03)	—	(0.03)
Class I Shares
Year ended 9-30-2021	5.78	0.05		(0.15)	(0.10)	(0.07)	—	(0.07)
Year ended 9-30-2020	5.59	0.08		0.20	0.28	(0.09)	—	(0.09)
Year ended 9-30-2019	5.23	0.09		0.37	0.46	(0.10)	—	(0.10)
Year ended 9-30-2018	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)
Year ended 9-30-2017	5.60	0.07		(0.15)	(0.08)	(0.09)	—	(0.09)
Class R6 Shares
Year ended 9-30-2021	5.78	0.05		(0.14)	(0.09)	(0.08)	—	(0.08)
Year ended 9-30-2020	5.59	0.08		0.20	0.28	(0.09)	—	(0.09)
Year ended 9-30-2019	5.23	0.10		0.37	0.47	(0.11)	—	(0.11)
Year ended 9-30-2018(5)	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.00%.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.72%.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Government Securities Fund to Delaware Ivy Government Securities Fund.

152	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$5.61	-1.94%	$79		0.97%		0.59%		1.00%	0.56%	31%
Year ended 9-30-2020	5.78	4.75	96		0.98		1.07		1.05	1.00	43
Year ended 9-30-2019	5.59	8.59	68		1.00		1.47		1.13	1.34	12
Year ended 9-30-2018	5.23	-2.35	71		1.04	(8)	1.19		1.16	1.07	42
Year ended 9-30-2017	5.43	-1.73	87		1.02		1.20		1.10	1.04	37
Class B Shares(4)
Year ended 9-30-2021	5.61	-2.92	—	*	2.02		-0.47		3.33	-1.78	31
Year ended 9-30-2020	5.78	3.62	—	*	2.06		0.02		2.63	-0.55	43
Year ended 9-30-2019	5.59	7.32	—	*	2.13		0.34		2.72	-0.25	12
Year ended 9-30-2018	5.23	-3.22	—	*	2.05		0.11		2.57	-0.41	42
Year ended 9-30-2017	5.43	-2.81	1		2.13		0.01		2.27	-0.13	37
Class C Shares
Year ended 9-30-2021	5.61	-2.75	1		1.82		-0.26		—	—	31
Year ended 9-30-2020	5.78	3.83	2		1.86		0.18		1.90	0.14	43
Year ended 9-30-2019	5.59	7.61	1		1.88		0.59		1.95	0.52	12
Year ended 9-30-2018	5.23	-3.14	1		1.88		0.24		2.16	-0.04	42
Year ended 9-30-2017	5.43	-2.58	2		1.88		0.26		1.95	0.19	37
Class I Shares
Year ended 9-30-2021	5.61	-1.69	130		0.72		0.84		0.76	0.80	31
Year ended 9-30-2020	5.78	5.01	140		0.72		1.32		0.77	1.27	43
Year ended 9-30-2019	5.59	8.89	93		0.72		1.75		0.77	1.70	12
Year ended 9-30-2018	5.23	-2.10	124		0.78	(9)	1.46		0.82	1.42	42
Year ended 9-30-2017	5.43	-1.44	303		0.74		1.38		0.76	1.36	37
Class R6 Shares
Year ended 9-30-2021	5.61	-1.57	138		0.60		0.96		—	—	31
Year ended 9-30-2020	5.78	5.13	172		0.61		1.44		—	—	43
Year ended 9-30-2019	5.59	9.01	120		0.61		1.86		—	—	12
Year ended 9-30-2018(5)	5.23	-1.99	179		0.63	(6)(8)	1.74	(6)	—	—	42	(7)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	153

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY INTERNATIONAL SMALL CAP FUND^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$12.42	$0.07	$3.64	$3.71	$(0.04)	$—	$(0.04)
Year ended 9-30-2020	11.38	0.06	1.19	1.25	(0.21)	—	(0.21)
Year ended 9-30-2019	12.28	0.11	(0.85)	(0.74)	(0.14)	(0.02)	(0.16)
Year ended 9-30-2018	12.06	0.10	0.14	0.24	(0.02)	—	(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—	—
Class C Shares
Year ended 9-30-2021	12.29	(0.05)	3.61	3.56	—	—	—
Year ended 9-30-2020	11.27	(0.03)	1.18	1.15	(0.13)	—	(0.13)
Year ended 9-30-2019	12.14	0.03	(0.84)	(0.81)	(0.04)	(0.02)	(0.06)
Year ended 9-30-2018	12.00	0.01	0.13	0.14	—	—	—
Year ended 9-30-2017 (4)	10.00	0.03	1.97	2.00	—	—	—
Class I Shares
Year ended 9-30-2021	12.47	0.14	3.64	3.78	(0.08)	—	(0.08)
Year ended 9-30-2020	11.42	0.10	1.21	1.31	(0.26)	—	(0.26)
Year ended 9-30-2019	12.33	0.16	(0.87)	(0.71)	(0.18)	(0.02)	(0.20)
Year ended 9-30-2018	12.08	0.16	0.13	0.29	(0.04)	— *	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.97	2.08	—	—	—
Class R6 Shares
Year ended 9-30-2021	12.46	0.14	3.65	3.79	(0.08)	—	(0.08)
Year ended 9-30-2020	11.42	0.10	1.20	1.30	(0.26)	—	(0.26)
Year ended 9-30-2019	12.32	0.15	(0.85)	(0.70)	(0.18)	(0.02)	(0.20)
Year ended 9-30-2018	12.09	0.16	0.11	0.27	(0.04)	— *	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.98	2.09	—	—	—
Class Y Shares
Year ended 9-30-2021	12.42	0.07	3.64	3.71	(0.04)	—	(0.04)
Year ended 9-30-2020	11.37	0.03	1.23	1.26	(0.21)	—	(0.21)
Year ended 9-30-2019	12.28	0.08	(0.83)	(0.75)	(0.14)	(0.02)	(0.16)
Year ended 9-30-2018	12.06	0.14	0.10	0.24	(0.02)	—	(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy International Small Cap Fund to Delaware Ivy International Small Cap Fund.

154	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$16.09	29.97%	$8		1.37%		0.48%		1.59%		0.26%		47%
Year ended 9-30-2020	12.42	11.04	16		1.37		0.50		1.57		0.30		75
Year ended 9-30-2019	11.38	-5.92	16		1.39		1.02		1.58		0.83		73
Year ended 9-30-2018	12.28	1.98	18		1.45		0.79		1.54		0.70		60
Year ended 9-30-2017(4)	12.06	20.60	13		1.45	(5)	1.11	(5)	1.61	(5)	0.95	(5)	38	(6)
Class C Shares
Year ended 9-30-2021	15.85	28.97	—	*	2.12		-0.33		2.34		-0.55		47
Year ended 9-30-2020	12.29	10.22	2		2.13		-0.31		2.33		-0.51		75
Year ended 9-30-2019	11.27	-6.62	2		2.14		0.25		2.33		0.06		73
Year ended 9-30-2018	12.14	1.17	2		2.22		0.11		2.27		0.06		60
Year ended 9-30-2017(4)	12.00	20.00	1		2.17	(5)	0.39	(5)	2.33	(5)	0.23	(5)	38	(6)
Class I Shares
Year ended 9-30-2021	16.17	30.45	60		0.99		0.96		1.40		0.55		47
Year ended 9-30-2020	12.47	11.54	77		0.99		0.91		1.38		0.52		75
Year ended 9-30-2019	11.42	-5.64	72		0.99		1.47		1.37		1.09		73
Year ended 9-30-2018	12.33	2.33	66		1.12		1.28		1.34		1.06		60
Year ended 9-30-2017(4)	12.08	20.90	27		1.15	(5)	1.42	(5)	1.45	(5)	1.12	(5)	38	(6)
Class R6 Shares
Year ended 9-30-2021	16.17	30.55	52		0.99		0.92		1.22		0.69		47
Year ended 9-30-2020	12.46	11.45	69		0.99		0.89		1.20		0.68		75
Year ended 9-30-2019	11.42	-5.57	73		0.99		1.40		1.20		1.19		73
Year ended 9-30-2018	12.32	2.28	82		1.13		1.25		1.18		1.20		60
Year ended 9-30-2017(4)	12.09	20.90	1		1.15	(5)	1.41	(5)	1.31	(5)	1.25	(5)	38	(6)
Class Y Shares
Year ended 9-30-2021	16.09	29.97	—	*	1.37		0.50		1.63		0.24		47
Year ended 9-30-2020	12.42	11.14	1		1.37		0.27		1.59		0.05		75
Year ended 9-30-2019	11.37	-6.00	1		1.39		0.71		1.63		0.47		73
Year ended 9-30-2018	12.28	1.98	5		1.45		1.10		1.59		0.96		60
Year ended 9-30-2017(4)	12.06	20.60	1		1.45	(5)	1.11	(5)	1.70	(5)	0.86	(5)	38	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	155

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$8.46	$0.29	$0.00 *	$0.29	$(0.01)	$—	$(0.01)
Year ended 9-30-2020	8.68	0.31	(0.43)	(0.12)	(0.10)	—	(0.10)
Year ended 9-30-2019	8.22	0.42	0.04	0.46	—	—	—
Year ended 9-30-2018	9.47	0.39	(1.40)	(1.01)	(0.24)	—	(0.24)
Year ended 9-30-2017	9.21	0.41	(0.15)	0.26	—	—	—
Class C Shares
Year ended 9-30-2021	8.20	0.23	0.02	0.25	—	—	—
Year ended 9-30-2020	8.47	0.25	(0.43)	(0.18)	(0.09)	—	(0.09)
Year ended 9-30-2019	8.06	0.36	0.05	0.41	—	—	—
Year ended 9-30-2018	9.28	0.31	(1.37)	(1.06)	(0.16)	—	(0.16)
Year ended 9-30-2017	9.09	0.34	(0.15)	0.19	—	—	—
Class I Shares
Year ended 9-30-2021	8.57	0.33	0.00 *	0.33	(0.03)	—	(0.03)
Year ended 9-30-2020	8.77	0.35	(0.44)	(0.09)	(0.11)	—	(0.11)
Year ended 9-30-2019	8.28	0.47	0.04	0.51	(0.02)	—	(0.02)
Year ended 9-30-2018	9.54	0.43	(1.41)	(0.98)	(0.28)	—	(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—	—
Class R6 Shares
Year ended 9-30-2021	8.57	0.32	0.00 *	0.32	(0.03)	—	(0.03)
Year ended 9-30-2020	8.77	0.36	(0.45)	(0.09)	(0.11)	—	(0.11)
Year ended 9-30-2019	8.28	0.46	0.05	0.51	(0.02)	—	(0.02)
Year ended 9-30-2018	9.54	0.44	(1.42)	(0.98)	(0.28)	—	(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—	—
Class Y Shares
Year ended 9-30-2021	8.46	0.27	0.03	0.30	(0.01)	—	(0.01)
Year ended 9-30-2020	8.69	0.31	(0.44)	(0.13)	(0.10)	—	(0.10)
Year ended 9-30-2019	8.22	0.43	0.04	0.47	—	—	—
Year ended 9-30-2018	9.48	0.37	(1.39)	(1.02)	(0.24)	—	(0.24)
Year ended 9-30-2017	9.21	0.41	(0.14)	0.27	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)

The returns include a payment by affiliate to reimburse for NAV errors. Absent this payment, total return would have been 2.93%, 2.56%, 3.41%, 3.29% and 3.05% for Class A, C, I, R6 and Y, respectively, for the year ended September 30, 2021. See Note 15 in the Notes to Financial Statements.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Pictet Emerging Markets Local Currency Debt Fund to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund.

156	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$8.74	3.40	%(4)	$3		1.23%	3.21%	1.63%	2.81%	120%
Year ended 9-30-2020	8.46	-1.39		8		1.19	3.63	1.50	3.32	121
Year ended 9-30-2019	8.68	5.73		9		1.21	4.94	1.44	4.71	111
Year ended 9-30-2018	8.22	-11.01		12		1.21	4.28	1.45	4.04	90
Year ended 9-30-2017	9.47	2.82		13		1.25	4.45	1.63	4.07	63
Class C Shares
Year ended 9-30-2021	8.45	3.05	(4)	—	*	1.84	2.66	2.24	2.24	120
Year ended 9-30-2020	8.20	-2.14		2		1.83	3.02	2.14	2.71	121
Year ended 9-30-2019	8.47	5.09		2		1.85	4.36	2.08	4.13	111
Year ended 9-30-2018	8.06	-11.56		2		1.86	3.54	2.10	3.30	90
Year ended 9-30-2017	9.28	2.09		2		1.97	3.81	2.27	3.51	63
Class I Shares
Year ended 9-30-2021	8.87	3.88	(4)	28		0.80	3.64	1.42	3.02	120
Year ended 9-30-2020	8.57	-1.07		28		0.80	4.07	1.29	3.58	121
Year ended 9-30-2019	8.77	6.17		77		0.80	5.43	1.21	5.02	111
Year ended 9-30-2018	8.28	-10.56		80		0.80	4.80	1.23	4.37	90
Year ended 9-30-2017	9.54	3.14		45		0.91	4.96	1.39	4.48	63
Class R6 Shares
Year ended 9-30-2021	8.86	3.76	(4)	21		0.80	3.57	1.21	3.16	120
Year ended 9-30-2020	8.57	-1.07		20		0.80	4.12	1.12	3.80	121
Year ended 9-30-2019	8.77	6.17		34		0.80	5.36	1.04	5.12	111
Year ended 9-30-2018	8.28	-10.56		41		0.80	4.83	1.05	4.58	90
Year ended 9-30-2017	9.54	3.14		52		0.80	4.95	1.11	4.64	63
Class Y Shares
Year ended 9-30-2021	8.75	3.52	(4)	—	*	1.20	3.04	1.60	2.64	120
Year ended 9-30-2020	8.46	-1.51		2		1.19	3.65	1.51	3.33	121
Year ended 9-30-2019	8.69	5.72		3		1.21	4.99	1.44	4.76	111
Year ended 9-30-2018	8.22	-11.00		3		1.21	4.11	1.45	3.87	90
Year ended 9-30-2017	9.48	2.93		3		1.25	4.48	1.63	4.10	63

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	157

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PICTET TARGETED RETURN BOND FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$10.22	$0.10	$(0.04)	$0.06	$(0.02)	$(0.10)	$(0.12)
Year ended 9-30-2020	10.22	0.09	0.10	0.19	(0.16)	(0.03)	(0.19)
Year ended 9-30-2019	10.02	0.17	0.52	0.69	(0.49)	—	(0.49)
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.21	0.09	0.03	0.12	(0.13)	(0.09)	(0.22)
Class C Shares
Year ended 9-30-2021	10.10	0.02	(0.03)	(0.01)	(0.01)	(0.05)	(0.06)
Year ended 9-30-2020	10.10	0.02	0.10	0.12	(0.10)	(0.02)	(0.12)
Year ended 9-30-2019	9.91	0.10	0.51	0.61	(0.42)	—	(0.42)
Year ended 9-30-2018	10.05	0.09	(0.17)	(0.08)	(0.06)	—	(0.06)
Year ended 9-30-2017	10.16	0.02	0.02	0.04	(0.06)	(0.09)	(0.15)
Class I Shares
Year ended 9-30-2021	10.25	0.12	(0.02)	0.10	(0.03)	(0.12)	(0.15)
Year ended 9-30-2020	10.26	0.11	0.09	0.20	(0.18)	(0.03)	(0.21)
Year ended 9-30-2019	10.06	0.20	0.51	0.71	(0.51)	—	(0.51)
Year ended 9-30-2018	10.13	0.18	(0.18)	0.00 *	(0.07)	—	(0.07)
Year ended 9-30-2017	10.23	0.11	0.03	0.14	(0.15)	(0.09)	(0.24)
Class R6 Shares
Year ended 9-30-2021	10.28	0.14	(0.03)	0.11	(0.03)	(0.13)	(0.16)
Year ended 9-30-2020	10.28	0.13	0.09	0.22	(0.19)	(0.03)	(0.22)
Year ended 9-30-2019	10.08	0.21	0.51	0.72	(0.52)	—	(0.52)
Year ended 9-30-2018	10.13	0.18	(0.15)	0.03	(0.08)	—	(0.08)
Year ended 9-30-2017	10.24	0.14	0.00 *	0.14	(0.16)	(0.09)	(0.25)
Class Y Shares
Year ended 9-30-2021	10.22	0.08	(0.06)	0.02	(0.02)	(0.10)	(0.12)
Year ended 9-30-2020	10.22	0.09	0.10	0.19	(0.16)	(0.03)	(0.19)
Year ended 9-30-2019	10.02	0.17	0.52	0.69	(0.49)	—	(0.49)
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.22	0.09	0.02	0.11	(0.13)	(0.09)	(0.22)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(5)	Ratio of expenses to average net assets excluding offering cost was 1.89%.

(6)	Ratio of expenses to average net assets excluding offering cost was 0.98%.

(7)	Ratio of expenses to average net assets excluding offering cost was 0.85%.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Pictet Targeted Return Bond Fund to Delaware Ivy Pictet Targeted Return Bond Fund.

158	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$10.16	0.77%	$13		1.24%		0.95%	1.42%	0.77%	119%
Year ended 9-30-2020	10.22	2.07	23		1.22		0.90	1.41	0.71	112
Year ended 9-30-2019	10.22	7.23	23		1.22		1.74	1.40	1.56	121
Year ended 9-30-2018	10.02	-0.22	21		1.22		1.56	1.39	1.39	152
Year ended 9-30-2017	10.11	1.20	20		1.24	(4)	0.88	1.43	0.69	190
Class C Shares
Year ended 9-30-2021	10.03	-0.17	1		1.95		0.22	2.13	0.04	119
Year ended 9-30-2020	10.10	1.32	5		1.92		0.20	2.11	0.01	112
Year ended 9-30-2019	10.10	6.45	4		1.92		1.05	2.10	0.87	121
Year ended 9-30-2018	9.91	-0.85	4		1.92		0.86	2.09	0.69	152
Year ended 9-30-2017	10.05	0.46	4		1.91	(5)	0.21	2.10	0.02	190
Class I Shares
Year ended 9-30-2021	10.20	0.96	99		1.00		1.20	1.23	0.98	119
Year ended 9-30-2020	10.25	2.19	102		1.00		1.12	1.24	0.88	112
Year ended 9-30-2019	10.26	7.45	120		1.00		1.98	1.23	1.75	121
Year ended 9-30-2018	10.06	0.03	123		1.00		1.79	1.21	1.58	152
Year ended 9-30-2017	10.13	1.43	111		1.00	(6)	1.13	1.22	0.91	190
Class R6 Shares
Year ended 9-30-2021	10.23	1.08	60		0.87		1.33	1.06	1.14	119
Year ended 9-30-2020	10.28	2.41	56		0.87		1.24	1.07	1.04	112
Year ended 9-30-2019	10.28	7.57	70		0.87		2.11	1.06	1.92	121
Year ended 9-30-2018	10.08	0.25	89		0.87		1.79	1.05	1.61	152
Year ended 9-30-2017	10.13	1.45	155		0.87	(7)	1.37	1.07	1.17	190
Class Y Shares
Year ended 9-30-2021	10.12	0.25	—	*	1.24		0.78	1.43	0.59	119
Year ended 9-30-2020	10.22	2.07	4		1.22		0.90	1.46	0.66	112
Year ended 9-30-2019	10.22	7.23	4		1.22		1.74	1.45	1.51	121
Year ended 9-30-2018	10.02	-0.22	4		1.22		1.55	1.44	1.33	152
Year ended 9-30-2017	10.11	1.17	4		1.24	(4)	0.88	1.46	0.66	190

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	159

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PINEBRIDGE HIGH YIELD FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$9.72	$0.47	$0.54	$1.01	$(0.49)	$—	$(0.49)
Year ended 9-30-2020	9.88	0.48	(0.16)	0.32	(0.48)	—	(0.48)
Year ended 9-30-2019	9.81	0.52	0.06	0.58	(0.51)	—	(0.51)
Year ended 9-30-2018	10.15	0.48	(0.30)	0.18	(0.49)	(0.03)	(0.52)
Year ended 9-30-2017(4)	10.00	0.16	0.10	0.26	(0.11)	—	(0.11)
Class I Shares
Year ended 9-30-2021	9.72	0.50	0.54	1.04	(0.51)	—	(0.51)
Year ended 9-30-2020	9.88	0.51	(0.17)	0.34	(0.50)	—	(0.50)
Year ended 9-30-2019	9.81	0.54	0.07	0.61	(0.54)	—	(0.54)
Year ended 9-30-2018	10.15	0.51	(0.31)	0.20	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class R6 Shares
Year ended 9-30-2021	9.71	0.50	0.54	1.04	(0.51)	—	(0.51)
Year ended 9-30-2020	9.88	0.51	(0.18)	0.33	(0.50)	—	(0.50)
Year ended 9-30-2019	9.80	0.54	0.08	0.62	(0.54)	—	(0.54)
Year ended 9-30-2018	10.15	0.51	(0.32)	0.19	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy PineBridge High Yield Fund to Delaware Ivy PineBridge High Yield Fund.

160	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$10.24	10.50%	$14	0.99%		4.64%		1.13%		4.50%		83%
Year ended 9-30-2020	9.72	3.40	15	0.99		5.02		1.16		4.85		80
Year ended 9-30-2019	9.88	6.27	10	1.00		5.32		1.15		5.17		69
Year ended 9-30-2018	9.81	1.71	8	1.00		4.83		1.11		4.72		81
Year ended 9-30-2017(4)	10.15	2.64	6	1.00	(5)	4.22	(5)	—		—		60	(6)
Class I Shares
Year ended 9-30-2021	10.25	10.91	85	0.72		4.90		0.97		4.65		83
Year ended 9-30-2020	9.72	3.68	87	0.72		5.30		1.01		5.01		80
Year ended 9-30-2019	9.88	6.44	54	0.72		5.60		1.02		5.30		69
Year ended 9-30-2018	9.81	2.10	46	0.72		5.14		1.00		4.86		81
Year ended 9-30-2017(4)	10.15	2.72	22	0.72	(5)	4.55	(5)	0.87	(5)	4.40	(5)	60	(6)
Class R6 Shares
Year ended 9-30-2021	10.24	10.92	35	0.72		4.91		0.80		4.83		83
Year ended 9-30-2020	9.71	3.58	40	0.72		5.29		0.83		5.18		80
Year ended 9-30-2019	9.88	6.55	38	0.72		5.59		0.84		5.47		69
Year ended 9-30-2018	9.80	2.00	32	0.72		5.10		0.83		4.99		81
Year ended 9-30-2017(4)	10.15	2.72	35	0.72	(5)	4.44	(5)	0.73	(5)	4.43	(5)	60	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	161

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2021

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Delaware Ivy Apollo Multi-Asset Income Fund (formerly known as Ivy Apollo Multi-Asset Income Fund), Delaware Ivy Apollo Strategic Income Fund (formerly known as Ivy Apollo Strategic Income Fund), Delaware Ivy California Municipal High Income Fund (formerly known as Ivy California Municipal High Income Fund), Delaware Ivy Cash Management Fund (formerly known as Ivy Cash Management Fund), Delaware Ivy Corporate Bond Fund (formerly known as Ivy Corporate Bond Fund), Delaware Ivy Crossover Credit Fund (formerly known as Ivy Crossover Credit Fund), Delaware Ivy Government Securities Fund (formerly known as Ivy Government Securities Fund), Delaware Ivy International Small Cap Fund (formerly known as Ivy International Small Cap Fund), Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund (formerly known as Ivy Pictet Emerging Markets Local Currency Debt Fund), Delaware Ivy Pictet Targeted Return Bond Fund (formerly known as Ivy Pictet Targeted Return Bond Fund) and Delaware Ivy PineBridge High Yield Fund (formerly known as Ivy PineBridge High Yield Fund) (each, a “Fund”) are eleven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager was Ivy Investment Management Company (“IICO” or the “Manager”) through April 30, 2021. Effective April 30, 2021, each Fund’s investment manager is Delaware Management Company (“DMC” or the “Manager”).

Each Fund offers Class A shares. Certain Funds offer Class B, Class C, Class I, Class R6 (formerly Class N) and Class Y shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class A shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) will be imposed on certain purchases that are subsequently redeemed within a certain time period, all as more fully set forth in the Fund’s prospectus. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class R6 and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C and Y have a distribution and service plan. Class I and Class R6 shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares and Class C shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

162	ANNUAL REPORT	2021

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that

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reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows of a CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. Each tranche is a piece of the CLO, and dictates who will be paid out first when the underlying loan payments are made. It also dictates the risk associated with the investment, since investors who are paid last have a higher risk of default from the underlying loans.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

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Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield DMC, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Liquidity Fee and/or Redemption Gates. The Delaware Ivy Cash Management Fund operates as a “retail money market fund,” as such term is defined or interpreted under Rule 2a-7 under the 1940 Act. The Delaware Ivy Cash Management Fund may impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. The following subsequent events occurred through the date this report was issued.

Delaware Ivy Apollo Multi-Asset Income Fund. On September 13, 2021, the Board approved the Fund name change to “Delaware Ivy Multi-Asset Income Fund” and the appointment of the Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) as a sub-advisor. The Board approved the portfolio manager team of Stefan Löwenthal and Jürgen Wurzer of MIMAK and Aaron D. Young of DMC as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisors. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmarks. All changes took effect on November 15, 2021.

Delaware Ivy Apollo Strategic Income Fund. On September 13, 2021, the Board approved the Fund name change to “Delaware Ivy Strategic Income Fund” and the appointment of the portfolio manager team of J. David Hillmeyer, CFA, and Daniela Mardarovici, CFA, of DMC as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Global Limited, to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s

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current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Delaware Ivy California Municipal High Income Fund. On September 13, 2021, the Board approved the portfolio manager team of Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden of DMC as Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Delaware Ivy Cash Management Fund. On September 13, 2021, the Board approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution date (“Liquidation Date”) will be announced at least 60 days prior to the liquidation. Effective on or about November 15, 2021, Stephen Juszczyszyn and Kathleen Marnell Burst will serve as portfolio managers of the Fund until the Liquidation Date.

The Fund was closed to new investors on September 30, 2021 and will be closed to existing shareholders five business days before the Liquidation Date.

Delaware Ivy Corporate Bond Fund. On September 13, 2021, the Board approved the appointment of the portfolio manager team of Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq of DMC as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Delaware Ivy Crossover Credit Fund. On September 13, 2021, the Board approved the appointment of the portfolio manager team of Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq of DMC as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on November 15, 2021.

Delaware Ivy Government Securities Fund. On September 13, 2021, the Board approved the appointment of the portfolio manager team of Brian M. Scotto and Eric Frei of DMC as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on November 15, 2021.

Delaware Ivy International Small Cap Fund. On September 13, 2021, the Board approved the appointment of the portfolio manager team of Joseph Devine, Stephan Maikkula, CFA, CMT, and Gabriel Wallach of DMC as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund. On September 13, 2021, the Board approved the Fund name change to “Delaware Ivy Emerging Markets Local Currency Debt Fund” and the appointment of the portfolio manager team of Alex Kozhemiakin and Mansur Z. Rasul of DMC as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. All changes took effect on November 15, 2021.

Delaware Ivy Pictet Targeted Return Bond Fund. On September 13, 2021, the Board approved the Fund name change to “Delaware Ivy Total Return Bond Fund” and the appointment of the portfolio manager team of Andrew Vonthethoff, CFA of DMC and Matthew Mulcahy of Macquarie Investment Management Global Limited as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Delaware Ivy PineBridge High Yield Fund. On September 13, 2021, the Board approved the Fund name change to “Delaware Ivy High Yield Fund” and the appointment of the portfolio manager team of Adam H. Brown and John P. McCarthy of DMC as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited, to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

On November 1, 2021, the Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described in Note 10 and to be operated in substantially the same

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manner as the agreement described in Note 10. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Delaware Ivy Cash Management Fund are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Funds (with the exception of Delaware Ivy Cash Management Fund) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. DMC, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons

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reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

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Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Other Government Securities. Other government securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. The fair value of other government securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most other government securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3, if any, occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2, if any, occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

2021	ANNUAL REPORT	169

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. Certain Funds are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statements of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Delaware Ivy Apollo Multi-Asset Income Fund, Delaware Ivy Apollo Strategic Income Fund, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund and Delaware Ivy Pictet Targeted Return Bond Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds are authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Delaware Ivy Apollo Multi-Asset Income Fund, Delaware Ivy Apollo Strategic Income Fund, Delaware Ivy Corporate Bond Fund and Delaware Ivy Crossover Credit Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option

170	ANNUAL REPORT	2021

transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund and Delaware Ivy Pictet Targeted Return Bond Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds are authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or variation margin payable on the Statements of Assets and Liabilities. Payments received or made by the Fund are recorded as realized gain or loss on the Statements of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statements of Operations.

After a centrally cleared swap is accepted for clearing, a Fund may be required to deposit initial margin with the clearing member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statements of Assets and Liabilities.

A credit default swap agreement (“CDS”) contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party(seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. In addition, an upfront payment may be made or received in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund and Delaware Ivy Pictet Targeted Return Bond Fund enter into credit default swaps to protect bonds owned by a Fund against default.

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund and Delaware Ivy Pictet Targeted Return Bond Fund enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk).

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by DMC. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been

2021	ANNUAL REPORT	171

posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, DMC actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. DMC consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2021:

Assets

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Delaware Ivy Apollo Multi-Asset Income Fund
Unrealized appreciation on forward foreign currency contracts	JPMorgan Securities LLC	$154	$—	$154	$—	$—	$(154)	$—
Delaware Ivy Apollo Strategic Income Fund
Unrealized appreciation on forward foreign currency contracts	JPMorgan Securities LLC	$174	$—	$174	$—	$(174)	$—	$—
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund
Swap agreements, at value	Barclays Capital, Inc.	$66	$—	$66	$—	$—	$—	$66
	Goldman Sachs International	62	—	62	(16)	—	—	46
	JPMorgan Securities LLC	22	—	22	(21)	—	—	1
	Morgan Stanley International	90	—	90	(2)	—	—	88
Unrealized appreciation on forward foreign currency contracts	Barclays Capital, Inc.	86	—	86	(70)	—	—	16
	Citibank N.A.	13	—	13	(13)	—	—	—
	Goldman Sachs International	85	—	85	(85)	—	—	—
	JPMorgan Securities LLC	28	—	28	(28)	—	—	—
	Morgan Stanley International	31	—	31	(27)	—	—	4

172	ANNUAL REPORT	2021

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Delaware Ivy Pictet Targeted Return Bond Fund
Investments in unaffiliated securities at value**	Citigroup, Inc.	$42	$—	$42	$—	$—	$—	$42
	Goldman Sachs International	73	—	73	(18)	—	(55)	—
	Morgan Stanley International	158	—	158	(91)	—	—	67
Swap agreements, at value	Goldman Sachs International	330	—	330	— *	—	(330)	—
	JPMorgan Securities LLC	5	—	5	(5)	—	—	—
	Morgan Stanley International	1	—	1	—	—	—	1
Unrealized appreciation on forward foreign currency contracts	Barclays Capital, Inc.	37	—	37	—	—	—	37
	Citibank N.A.	343	—	343	(343)	—	—	—
	Goldman Sachs International	794	—	794	(462)	—	(332)	—
	Morgan Stanley International	1,048	—	1,048	(37)	—	(690)	321

*	Not shown due to rounding.

**	Purchased options are reported as investments in unaffiliated securities on the Statements of Assets and Liabilities.

Liabilities

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Delaware Ivy Apollo Multi-Asset Income Fund
Unrealized depreciation on forward foreign currency contracts	Morgan Stanley International	$9	$—	$9	$—	$—	$—	$9
Delaware Ivy Apollo Strategic Income Fund
Unrealized depreciation on forward foreign currency contracts	Morgan Stanley International	$13	$—	$13	$—	$—	$—	$13
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund
Swap agreements, at value	Goldman Sachs International	$16	$—	$16	$(16)	$—	$—	$—
	JPMorgan Securities LLC	21	—	21	(21)	—	—	—
	Morgan Stanley International	2	—	2	(2)	—	—	—
Unrealized depreciation on forward foreign currency contracts	Barclays Capital, Inc.	70	—	70	(70)	—	—	—
	Citibank N.A.	55	—	55	(13)	—	—	42
	Goldman Sachs International	149	—	149	(85)	—	—	64
	JPMorgan Securities LLC	177	—	177	(28)	—	—	149
	Morgan Stanley International	27	—	27	(27)	—	—	—

2021	ANNUAL REPORT	173

					Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Liabilities		Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities		Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Delaware Ivy Pictet Targeted Return Bond Fund
Swap agreements, at value	Goldman Sachs International	$—	*	$—	$—	*	$— *	$—	$—	$—
	JPMorgan Securities LLC	7		—	7		(5)	—	—	2
Unrealized depreciation on forward foreign currency contracts	Citibank N.A.	433		—	433		(343)	—	—	90
	Goldman Sachs International	462		—	462		(462)	—	—	—
	Morgan Stanley International	36		—	36		(36)	—	—	—
Written options at value	Citibank N.A.	41		—	41		—	—	—	41
	Goldman Sachs International	18		—	18		(18)	—	—	—
	JPMorgan Securities LLC	1		—	1		—	—	—	1
	Morgan Stanley International	91		—	91		(91)	—	—	—

*	Not shown due to rounding.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2021:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Delaware Ivy Apollo Multi-Asset Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$154	Unrealized depreciation on forward foreign currency contracts	$9
	Interest rate	Unrealized appreciation on futures contracts**	4		—
Delaware Ivy Apollo Strategic Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	174	Unrealized depreciation on forward foreign currency contracts	13
	Interest rate	Unrealized appreciation on futures contracts**	7		—
Delaware Ivy Corporate Bond Fund	Interest rate	Unrealized appreciation on futures contracts**	336	Unrealized depreciation on futures contracts**	282
Delaware Ivy Crossover Credit Fund	Interest rate	Unrealized appreciation on futures contracts**	13		—
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	Unrealized appreciation on centrally cleared swap agreements**	1		—
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	243	Unrealized depreciation on forward foreign currency contracts	478
	Interest rate	Investments in unaffiliated securities at value*	26	Written options at value	7
		Unrealized appreciation on centrally cleared swap agreements**	64	Unrealized depreciation on centrally cleared swap agreements**	249
		Unrealized appreciation on futures contracts**	54		—
		Swap agreements, at value	240	Swap agreements, at value	39

174	ANNUAL REPORT	2021

		Assets		Liabilities
Fund	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Delaware Ivy Pictet Targeted Return Bond Fund	Credit	Investments in unaffiliated securities at value*	21	Written options at value	5
		Unrealized appreciation on centrally cleared swap agreements**	37	Unrealized depreciation on centrally cleared swap agreements**	94
		Swap agreements, at value	336	Swap agreements, at value	7
	Foreign currency	Investments in unaffiliated securities at value*	252	Unrealized depreciation on forward foreign currency contracts	931
		Unrealized appreciation on forward foreign currency contracts	2,222	Written options at value	146
	Interest rate	Investments in unaffiliated securities at value*	22	Written options at value	258
		Unrealized appreciation on centrally cleared swap agreements**	230	Unrealized depreciation on centrally cleared swap agreements**	407
		Unrealized appreciation on futures contracts**	1,433	Unrealized depreciation on futures contracts**	281
*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

**

The value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swap agreements; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2021.

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended September 30, 2021:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Delaware Ivy Apollo Multi-Asset Income Fund	Foreign currency	$—	$—	$—	$—	$531	$531
	Interest rate	—	—	(11)	—	—	(11)
Delaware Ivy Apollo Strategic Income Fund	Foreign currency	—	—	—	—	548	548
	Interest rate	—	—	(19)	—	—	(19)
Delaware Ivy Corporate Bond Fund	Interest rate	—	—	2,033	—	—	2,033
Delaware Ivy Crossover Credit Fund	Interest rate	—	—	201	—	—	201
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	(150)	—	—	—	(150)
	Foreign currency	—	—	—	—	109	109
	Interest rate	(278)	(278)	253	71	—	(232)
Delaware Ivy Pictet Targeted Return Bond Fund	Credit	(310)	266	—	78	—	34
	Foreign currency	(483)	—	—	896	(1,756)	(1,343)
	Interest rate	(481)	(471)	682	365	—	95

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

2021	ANNUAL REPORT	175

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended September 30, 2021:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Delaware Ivy Apollo Multi-Asset Income Fund	Foreign currency	$—	$—	$—	$—	$(398)	$(398)
	Interest rate	—	—	4	—	—	4
Delaware Ivy Apollo Strategic Income Fund	Foreign currency	—	—	—	—	(391)	(391)
	Interest rate	—	—	7	—	—	7
Delaware Ivy Corporate Bond Fund	Interest rate	—	—	54	—	—	54
Delaware Ivy Crossover Credit Fund	Interest rate	—	—	28	—	—	28
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	9	—	—	—	9
	Foreign currency	—	—	—	—	(188)	(188)
	Interest rate	17	(141)	55	3	—	(66)
Delaware Ivy Pictet Targeted Return Bond Fund	Credit	66	(116)	—	53	—	3
	Foreign currency	237	—	—	96	601	934
	Interest rate	(233)	(439)	1,069	(224)	—	173

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2021, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Delaware Ivy Apollo Multi-Asset Income Fund	$228	$—	$65	$—	$—	$—
Delaware Ivy Apollo Strategic Income Fund	231	—	99	—	—	—
Delaware Ivy Corporate Bond Fund	—	9,820	14,919	—	—	—
Delaware Ivy Crossover Credit Fund	—	—	3,045	—	—	—
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	52	1,018	3,639	64,916	52	10
Delaware Ivy Pictet Targeted Return Bond Fund	340	44,228	91,191	123,997	422	212

*	Not shown due to rounding.

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

176	ANNUAL REPORT	2021

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO served as each Fund’s investment manager through April 30, 2021. Effective April 30, 2021, DMC serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,0000 to $2,500M	$2,500 to $3,000M	$3,000 to $5,000M	$5,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Delaware Ivy Apollo Multi-Asset Income Fund	0.700%	0.700%	0.650%	0.650%	0.610%	0.610%	0.580%	0.580%	0.580%	0.580%	0.580%
Delaware Ivy Apollo Strategic Income Fund	0.680	0.680	0.620	0.620	0.580	0.580	0.570	0.570	0.570	0.570	0.570
Delaware Ivy California Municipal High Income Fund	0.525	0.500	0.450	0.400	0.400	0.400	0.400	0.395	0.390	0.385	0.385
Delaware Ivy Cash Management Fund	0.350	0.350	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300
Delaware Ivy Corporate Bond Fund	0.475	0.475	0.450	0.400	0.400	0.400	0.400	0.400	0.400	0.400	0.400
Delaware Ivy Crossover Credit Fund	0.500	0.450	0.425	0.425	0.425	0.400	0.400	0.375	0.375	0.375	0.375
Delaware Ivy Government Securities Fund	0.500	0.450	0.400	0.350	0.350	0.350	0.350	0.350	0.350	0.350	0.350
Delaware Ivy International Small Cap Fund	1.000	1.000	0.950	0.950	0.900	0.900	0.900	0.850	0.850	0.850	0.850
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	0.750	0.750	0.725	0.725	0.700	0.700	0.700	0.675	0.650	0.650	0.650
Delaware Ivy Pictet Targeted Return Bond Fund	0.900	0.900	0.850	0.850	0.800	0.800	0.800	0.750	0.750	0.750	0.750
Delaware Ivy PineBridge High Yield Fund	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500	0.490	0.490	0.480

DMC has entered into Subadvisory Agreements with the following entities on behalf of the Funds:

Under an agreement between DMC and Apollo Credit Management, LLC (“Apollo”), Apollo serves as subadviser for the total return strategy of each of the Delaware Ivy Apollo Multi-Asset Income Fund and Delaware Ivy Apollo Strategic Income Fund. Under an agreement between DMC and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser for the global real estate strategy of the Delaware Ivy Apollo Multi-Asset Income Fund. Under an agreement between DMC and Pictet Asset Management Limited (“Pictet UK”) and Pictet Asset Management (Singapore) PTE Ltd. (“Pictet Singapore,” and collectively with Pictet UK, “Pictet”), Pictet serves as subadvisor to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund. Under an agreement between DMC and Mackenzie Investments Europe Limited (“Mackenzie Europe”), Mackenzie Europe serves as subadviser for the Delaware Ivy International Small Cap Fund. Under an agreement between DMC and Pictet Asset Management SA (“Pictet AM CH”), Pictet AM CH serves as subadvisor to Delaware Ivy Pictet Targeted Return Bond Fund. Under an agreement between DMC and PineBridge Investments LLC (“PineBridge”), PineBridge serves as subadvisor to Delaware Ivy PineBridge High Yield Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Through April 30, 2021, fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred

2021	ANNUAL REPORT	177

plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statements of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) through April 30, 2021 and Delaware Distributors, L.P. (“DDLP”) effective April 30, 2021 for Class A shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate DDLP/IDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay DDLP/IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate DDLP/IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay DDLP/IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate DDLP/IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

178	ANNUAL REPORT	2021

Sales Charges. As principal underwriter for the Trust’s shares, DDLP/IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to DDLP/IDI. During the year ended September 30, 2021, DDLP/IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC						Commissions Paid(1)
		Class A		Class B		Class C
Delaware Ivy Apollo Multi-Asset Income Fund	$30	$—	*	$—		$—	*	$21
Delaware Ivy Apollo Strategic Income Fund	29	1		—		1		21
Delaware Ivy California Municipal High Income Fund	10	—	*	—		—	*	8
Delaware Ivy Cash Management Fund	—	2		—		4		167,260
Delaware Ivy Corporate Bond Fund	112	1		—	*	1		88
Delaware Ivy Crossover Credit Fund	8	—		—		—		7
Delaware Ivy Government Securities Fund	32	—	*	—		1		29
Delaware Ivy International Small Cap Fund	4	—	*	—		—	*	3
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	1	—		—		—	*	1
Delaware Ivy Pictet Targeted Return Bond Fund	5	—	*	—		—	*	1
Delaware Ivy PineBridge High Yield Fund	13	—	*	—		—		9

*	Not shown due to rounding.

(1)	DDLP/IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. DMC, the Funds’ investment manager, DDLP, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2021 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Delaware Ivy Apollo Multi-Asset Income Fund	All Classes	Contractual	10-1-2015	1-31-2022	N/A	$237	(1)	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2022	1.28%	$—		N/A
	Class C	Contractual	10-1-2015	1-31-2022	2.16%	$—		N/A
	Class I	Contractual	10-1-2015	1-31-2022	0.75%	$378		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	0.75%	$—	*	Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2022	Not to exceed Class A	$—		N/A
Delaware Ivy Apollo Strategic Income Fund	All Classes	Contractual	10-1-2015	1-31-2022	N/A	$448	(1)	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2022	1.14%	$—		N/A
	Class C	Contractual	10-1-2015	1-31-2022	1.82%	$6		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-1-2015	1-31-2022	0.67%	$418		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	0.67%	$1		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2022	1.10%	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2022	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing

2021	ANNUAL REPORT	179

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Delaware Ivy California Municipal High Income Fund	All Classes	Contractual	10-3-2016	1-31-2022	N/A	$144	(2)	Investment Management Fee
	Class A	Contractual	10-3-2016	1-31-2022	0.80%	$14		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-3-2016	1-31-2022	0.60%	$20		Shareholder Servicing
	Class Y	Contractual	10-3-2016	1-31-2022	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Delaware Ivy Cash Management Fund	Class A	Voluntary	N/A	N/A	To maintain minimum yield	$5,687		12b-1 Fees and/or Shareholder Servicing
	Class B	Voluntary	N/A	N/A	To maintain minimum yield	$4		12b-1 Fees and/or Shareholder Servicing
	Class C	Voluntary	N/A	N/A	To maintain minimum yield	$26		12b-1 Fees and/or Shareholder Servicing
Delaware Ivy Corporate Bond Fund	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-16-2017	1-31-2022	Not to exceed Class A	$—		N/A
Delaware Ivy Crossover Credit Fund	All Classes	Contractual	4-3-2017	1-31-2022	N/A	$115	(3)	Investment Management Fee
	Class A	Contractual	4-3-2017	1-31-2022	0.90%	$17		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-3-2017	1-31-2022	0.65%	$61		Shareholder Servicing
	Class R6	Contractual	4-3-2017	1-31-2022	0.65%	$1		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
	Class Y	Contractual	4-3-2017	1-31-2022	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing
Delaware Ivy Government Securities Fund	Class A	Contractual	10-16-2017	1-31-2022	0.97%	$31		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-16-2017	1-31-2022	2.02%	$1		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-16-2017	1-31-2022	1.85%	$—		N/A
	Class I	Contractual	10-16-2017	1-31-2022	0.72%	$51		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
Delaware Ivy International Small Cap Fund	All Classes	Contractual	1-10-2017	1-31-2022	N/A	$313	(3)	Investment Management Fee
	Class A	Contractual	1-10-2017	1-31-2022	1.44%	$—		N/A
	Class I	Contractual	1-10-2017	1-31-2022	0.99%	$121		Shareholder Servicing
	Class R6	Contractual	7-31-2018	1-31-2022	0.99%	$6		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
	Class Y	Contractual	1-10-2017	1-31-2022	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing

180	ANNUAL REPORT	2021

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	All Classes	Contractual	4-30-2014	1-31-2022	N/A	$256	(1)	Investment Management Fee
	Class A	Contractual	4-30-2014	1-31-2022	1.23%	$—		N/A
	Class C	Contractual	4-30-2014	1-31-2022	2.00%	$—		N/A
	Class I	Contractual	4-30-2014	1-31-2022	0.80%	$65		Shareholder Servicing
	Class R6	Contractual	1-30-2015	1-31-2022	0.80%	$3		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
	Class Y	Contractual	4-30-2014	1-31-2022	1.25%	$—		N/A
	Class Y	Contractual	4-30-2014	1-31-2022	Not to exceed Class A	$—		N/A
Delaware Ivy Pictet Targeted Return Bond Fund	All Classes	Contractual	1-4-2016	1-31-2022	N/A	$344	(1)	Investment Management Fee
	Class A	Contractual	1-4-2016	1-31-2022	1.37%	$—		N/A
	Class C	Contractual	1-4-2016	1-31-2022	2.08%	$—		N/A
	Class I	Contractual	1-4-2016	1-31-2022	1.00%	$48		Shareholder Servicing
	Class R6	Contractual	1-4-2016	1-31-2022	0.87%	$6		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A
	Class Y	Contractual	1-4-2016	1-31-2022	1.25%	$—		N/A
	Class Y	Contractual	1-4-2016	1-31-2022	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing
Delaware Ivy PineBridge High Yield Fund	All Classes	Contractual	5-18-2017	1-31-2022	N/A	$97	(4)	Investment Management Fee
	Class A	Contractual	5-18-2017	1-31-2022	0.99%	$12		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	5-18-2017	1-31-2022	0.72%	$147		Shareholder Servicing
	Class R6	Contractual	5-18-2017	1-31-2022	0.72%	$4		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2022	Not to exceed Class I	$—		N/A

*Not	shown due to rounding.

(1)	Due to Class A, Class C, Class I, Class R6 and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(2)	Due to Class A, Class I and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(3)	Due to Class A, Class I, Class R6 and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(4)	Due to Class A, Class I and/or Class R6 contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

6.	RELATED PARTY TRANSACTIONS ($ amounts in thousands)

Certain Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees or common officers, complies with Rule 17a-7 under the Act. Further, as defined under such procedures, each transaction is effected at the current market price.

2021	ANNUAL REPORT	181

During the year ended September 30, 2021, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund	Purchases	Sales	Realized Gain/ (Loss)
Delaware Ivy Apollo Multi-Asset Income Fund	$727	$6,050	$(4)
Delaware Ivy Apollo Strategic Income Fund	2,130	17,403	728

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program was in existence in the past but has now been terminated. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2021.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the period ended September 30, 2021 follows:

	9-30-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation	9-30-21 Value	Distributions Received	Capital Gain Distributions
Delaware Ivy Apollo Multi-Asset Income Fund
New Cotai Participation Corp., Class B(1)(2)(3)	$1,585	$–	$–	$–	$(901)	$684	$–	$–

	9-30-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	9-30-21 Value	Distributions Received	Capital Gain Distributions
Delaware Ivy Strategic Income Fund
New Cotai Participation Corp., Class B(1)(2)(3)	$2,063	$–	$–	$–	$(1,173)	$890	$–	$–

(1)	No dividends were paid during the preceding 12 months.

(2)	Restricted securities.

(3)	Securities whose value was determined using significant unobservable inputs.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Delaware Ivy Apollo Multi-Asset Income Fund	$—	$179,918	$—	$250,312
Delaware Ivy Apollo Strategic Income Fund	29,925	186,256	8,373	292,815
Delaware Ivy California Municipal High Income Fund	—	4,846	—	10,611
Delaware Ivy Cash Management Fund	—	—	—	—
Delaware Ivy Corporate Bond Fund	39,391	568,231	22,199	620,164
Delaware Ivy Crossover Credit Fund	8,442	63,497	8,440	79,451
Delaware Ivy Government Securities Fund	116,977	—	164,994	—
Delaware Ivy International Small Cap Fund	—	63,950	—	144,719
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	—	63,502	—	71,082
Delaware Ivy Pictet Targeted Return Bond Fund	79,218	121,199	92,131	125,444
Delaware Ivy PineBridge High Yield Fund	—	110,836	—	108,880

10.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Fund may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of

182	ANNUAL REPORT	2021

the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund—Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2021 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2021:

Fund	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Delaware Ivy Apollo Multi-Asset Income Fund	$10,338	$5,476	$6,709	$12,185
Delaware Ivy Apollo Strategic Income Fund	7,640	5,565	2,280	7,845
Delaware Ivy Corporate Bond Fund	2,226	—	2,308	2,308
Delaware Ivy Government Securities Fund	12,849	—	13,114	13,114
Delaware Ivy International Small Cap Fund	5,570	2,877	3,117	5,994
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	204	225	—	225
Delaware Ivy Pictet Targeted Return Bond Fund	9,509	10,062	—	10,062
Delaware Ivy PineBridge High Yield Fund	1,951	383	1,669	2,052

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

11.	BORROWINGS

On July 1, 2019 the Trust, on behalf of the Delaware Ivy Apollo Strategic Income Fund, Delaware Ivy California Municipal High Income Fund and Delaware Ivy PineBridge High Yield Fund, along with certain other funds managed by the investment adviser (“Participating Funds”), entered into a 364-day senior unsecured revolving credit facility with Bank of New York Mellon and a group of financial institutions to be utilized to temporarily finance the repurchase or redemption of Fund shares and for other temporary or emergency purposes. The agreement was amended on June 29, 2020. The Participating Funds can borrow up to an aggregate commitment amount of $130 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit facility has the following terms: a commitment fee of 0.15% per annum of the daily amount of unused commitment amounts and interest at a rate equal to the higher of (a) the federal funds effective rate (but not below 0.0%) plus 1.25% per annum or (b) the one-month LIBOR rate (but not below 0.0%) plus 1.25% per annum on amounts borrowed. The agreement expires in June 2021 unless extended or renewed. As of September 30, 2021, if applicable, any outstanding borrowings would be disclosed as a payable for borrowing on the Statements of Assets and Liabilities. Commitment and interest fees, if any, paid by the Participating Funds are disclosed as part of commitment and interest expense for borrowing on the Statements of Operations. During the year ended September 30, 2021, the Participating Funds did not borrow under the credit facility.

2021	ANNUAL REPORT	183

12.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Delaware Ivy Apollo Multi-Asset Income Fund				Delaware Ivy Apollo Strategic Income Fund
	Year ended 9-30-21		Year ended 9-30-20		Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	692	$7,601	921	$9,350	1,564	$15,974	1,689	$16,487
Class C	82	899	223	2,282	124	1,272	202	1,989
Class I	2,641	29,019	8,297	82,422	4,679	47,858	5,460	53,071
Class R6	58	631	39	393	43	447	646	6,222
Class Y	—	—	2	14	5	50	18	176
Shares issued in reinvestment of distributions to shareholders:
Class A	315	3,431	564	5,705	362	3,687	370	3,607
Class C	27	294	58	593	18	188	19	187
Class I	875	9,537	1,595	16,100	1,198	12,211	1,389	13,554
Class R6	5	58	9	92	13	130	172	1,689
Class Y	1	6	3	34	8	81	17	164
Shares redeemed:
Class A	(2,197)	(23,786)	(3,793)	(36,761)	(4,617)	(47,315)	(2,830)	(27,321)
Class C	(391)	(4,265)	(615)	(5,908)	(247)	(2,523)	(205)	(1,960)
Class I	(7,282)	(79,453)	(17,667)	(174,316)	(8,151)	(83,239)	(12,562)	(120,897)
Class R6	(258)	(2,928)	(97)	(937)	(2,163)	(21,449)	(3,368)	(33,373)
Class Y	(311)	(3,573)	(86)	(837)	(660)	(6,705)	(64)	(624)
Net decrease	(5,743)	$(62,529)	(10,547)	$(101,774)	(7,824)	$(79,333)	(9,047)	$(87,029)

	Delaware Ivy California Municipal High Income Fund				Delaware Ivy Cash Management Fund
	Year ended 9-30-21		Year ended 9-30-20		Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	102	$1,076	425	$4,312	2,623,237	$2,623,237	3,063,355	$3,063,355
Class B	N/A	N/A	N/A	N/A	216	216	88	88
Class C	1	15	11	112	2,400	2,400	3,711	3,711
Class I	254	2,688	322	3,368	N/A	N/A	N/A	N/A
Class Y	—	—	— *	4	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	18	195	16	172	186	186	8,999	8,999
Class B	N/A	N/A	N/A	N/A	— *	— *	1	1
Class C	1	7	1	9	— *	— *	2	2
Class I	19	202	19	198	N/A	N/A	N/A	N/A
Class Y	— *	5	— *	5	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(422)	(4,511)	(238)	(2,487)	(3,742,125)	(3,742,125)	(2,757,204)	(2,757,204)
Class B	N/A	N/A	N/A	N/A	(584)	(584)	(237)	(237)
Class C	(28)	(297)	(24)	(258)	(3,748)	(3,748)	(2,670)	(2,670)
Class I	(690)	(7,388)	(333)	(3,464)	N/A	N/A	N/A	N/A
Class Y	(16)	(176)	— *	(5)	N/A	N/A	N/A	N/A
Net increase (decrease)	(761)	$(8,184)	199	$1,966	(1,120,418)	$(1,120,418)	316,045	$316,045

*	Not shown due to rounding.

184	ANNUAL REPORT	2021

	Delaware Ivy Corporate Bond Fund				Delaware Ivy Crossover Credit Fund
	Year ended 9-30-21		Year ended 9-30-20		Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,618	$44,123	7,031	$46,987	324	$3,573	432	$4,708
Class B	— *	1	3	21	N/A	N/A	N/A	N/A
Class C	153	1,026	206	1,390	N/A	N/A	N/A	N/A
Class E	—	—	—	—	—	—	—	—
Class I	12,565	82,872	10,551	70,281	1,594	17,473	1,513	16,178
Class R	—	—	—	—	—	—	—	—
Class R6	1,678	11,156	5,914	39,176	446	4,848	192	2,177
Class Y	—	—	1	10	18	193	— *	2
Shares issued in reinvestment of distributions to shareholders:
Class A	3,597	23,886	1,207	7,986	54	589	8	84
Class B	1	9	— *	3	N/A	N/A	N/A	N/A
Class C	35	235	9	58	N/A	N/A	N/A	N/A
Class E	—	—	—	—	—	—	—	—
Class I	4,849	32,192	1,964	12,987	218	2,366	49	523
Class R	—	—	—	—	—	—	—	—
Class R6	602	3,997	209	1,387	19	202	— *	4
Class Y	—	—	— *	— *	— *	1	— *	— *
Shares redeemed:
Class A	(10,763)	(70,914)	(9,951)	(65,685)	(1,246)	(13,338)	(89)	(930)
Class B	(32)	(210)	(50)	(327)	N/A	N/A	N/A	N/A
Class C	(441)	(2,919)	(219)	(1,449)	N/A	N/A	N/A	N/A
Class E	—	—	(40)	(271)	—	—	(50)	(555)
Class I	(16,342)	(108,092)	(26,085)	(172,750)	(2,569)	(27,980)	(729)	(7,740)
Class R	—	—	(40)	(272)	—	—	(50)	(554)
Class R6	(4,953)	(32,851)	(4,112)	(27,538)	(115)	(1,235)	(43)	(493)
Class Y	—	—	(2)	(10)	(4)	(47)	— *	(2)
Net increase (decrease)	(2,433)	$(15,489)	(13,404)	$(88,016)	(1,261)	$(13,355)	1,233	$13,402

*	Not shown due to rounding.

2021	ANNUAL REPORT	185

	Delaware Ivy Government Securities Fund				Delaware Ivy International Small Cap Fund
	Year ended 9-30-21		Year ended 9-30-20		Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	2,201	$12,562	7,512	$43,208	146	$2,151	110	$1,275
Class B	— *	— *	15	84	N/A	N/A	N/A	N/A
Class C	141	806	278	1,606	4	66	9	101
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	5,567	31,670	18,240	103,460	738	11,200	1,724	18,389
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class R6	6,113	34,697	25,191	144,353	102	1,398	2,102	22,986
Class Y	—	—	— *	2	91	1,422	5	61
Shares issued in reinvestment of distributions to shareholders:
Class A	156	884	170	969	1	20	9	111
Class B	— *	— *	— *	— *	N/A	N/A	N/A	N/A
Class C	— *	3	1	5	—	—	1	6
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	310	1,754	314	1,794	25	338	104	1,261
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class R6	380	2,153	386	2,204	26	350	129	1,558
Class Y	—	—	—	—	— *	— *	1	14
Shares redeemed:
Class A	(4,942)	(27,962)	(3,154)	(18,027)	(956)	(14,597)	(195)	(2,119)
Class B	(24)	(138)	(29)	(163)	N/A	N/A	N/A	N/A
Class C	(269)	(1,528)	(121)	(690)	(105)	(1,637)	(36)	(372)
Class E	—	—	(46)	(266)	N/A	N/A	N/A	N/A
Class I	(6,898)	(39,109)	(10,838)	(62,234)	(3,320)	(46,039)	(1,846)	(20,534)
Class R	—	—	(46)	(266)	N/A	N/A	N/A	N/A
Class R6	(11,608)	(66,024)	(17,422)	(100,466)	(2,414)	(34,081)	(3,176)	(34,891)
Class Y	—	—	(46)	(269)	(131)	(1,979)	(66)	(796)
Net increase (decrease)	(8,873)	$(50,232)	20,405	$115,304	(5,793)	$(81,388)	(1,125)	$(12,950)

*	Not shown due to rounding.

186	ANNUAL REPORT	2021

	Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund				Delaware Ivy Pictet Targeted Return Bond Fund
	Year ended 9-30-21		Year ended 9-30-20		Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	61	$591	20	$166	310	$3,167	380	$3,874
Class C	—	—	— *	3	17	172	54	538
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	1,163	10,978	1,312	11,259	3,160	32,460	1,836	18,665
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class R6	1,609	15,307	350	3,119	1,476	15,235	1,399	14,165
Class Y	— *	4	— *	— *	— *	— *	1	7
Shares issued in reinvestment of distributions to shareholders:
Class A	— *	3	5	43	18	182	27	277
Class C	—	—	— *	2	1	6	1	8
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	11	105	108	967	150	1,541	240	2,416
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class R6	9	82	48	429	99	1,022	152	1,535
Class Y	—	—	—	—	— *	— *	— *	— *
Shares redeemed:
Class A	(686)	(6,214)	(121)	(1,034)	(1,341)	(13,687)	(439)	(4,429)
Class C	(201)	(1,781)	(15)	(123)	(403)	(4,048)	(21)	(215)
Class E	—	—	(200)	(1,686)	N/A	N/A	N/A	N/A
Class I	(1,342)	(12,197)	(7,067)	(60,928)	(3,633)	(37,258)	(3,778)	(38,083)
Class R	—	—	(200)	(1,663)	N/A	N/A	N/A	N/A
Class R6	(1,557)	(14,023)	(1,937)	(15,762)	(1,209)	(12,442)	(2,822)	(28,478)
Class Y	(272)	(2,436)	— *	— *	(351)	(3,618)	— *	— *
Net decrease	(1,205)	$(9,581)	(7,697)	$(65,208)	(1,706)	$(17,268)	(2,970)	$(29,720)

	Delaware Ivy PineBridge High Yield Fund
	Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	605	$6,107	974	$9,293
Class I	2,442	24,789	4,755	45,365
Class R	—	—	—	—
Class R6	372	3,769	2,269	20,788
Shares issued in reinvestment of distributions to shareholders:
Class A	51	519	31	295
Class I	401	4,064	267	2,557
Class R	—	—	—	—
Class R6	190	1,925	190	1,829
Shares redeemed:
Class A	(861)	(8,817)	(451)	(4,234)
Class I	(3,513)	(35,606)	(1,548)	(14,700)
Class R	—	—	(50)	(478)
Class R6	(1,212)	(12,310)	(2,221)	(21,686)
Net increase (decrease)	(1,525)	$(15,560)	4,216	$39,029

*	Not shown due to rounding.

2021	ANNUAL REPORT	187

13.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At year ended September 30, 2021, Delaware Ivy Apollo Multi-Asset Income Fund and Delaware Ivy Apollo Strategic Income Fund had outstanding bridge loan commitments of $268 and $267, respectively. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations.

14.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal years ended March 31, 2021 and September 30, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

15.	OTHER AFFILIATED TRANSACTIONS

During the year ended September 30, 2021, affiliated parties reimbursed the Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund $512,000 for losses resulting from NAV errors, certain of which were related to the prior year. This reimbursement is reflected in capital share transactions in the Statements of Changes in Net Assets. The impact of the errors to prior year and the correction of the errors in the current year financial statements are not material. If the prior year errors were not corrected in current year financial statements, total returns would have been higher than as disclosed in the financial highlights as follows: Class A 0.59%, Class C 0.61%, Class I 0.58%, Class R6 0.58% and Class Y 0.59%.

16.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2021 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Delaware Ivy Apollo Multi-Asset Income Fund	$282,655	$37,689	$7,985	$29,704
Delaware Ivy Apollo Strategic Income Fund	333,515	12,024	8,444	3,580
Delaware Ivy California Municipal High Income Fund	25,016	1,865	21	1,844
Delaware Ivy Cash Management Fund	453,632	—	—	—
Delaware Ivy Corporate Bond Fund	787,492	30,698	6,341	24,357
Delaware Ivy Crossover Credit Fund	42,918	830	196	634
Delaware Ivy Government Securities Fund	343,387	8,128	3,477	4,651
Delaware Ivy International Small Cap Fund	93,773	32,164	2,736	29,428
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	52,140	41,243	43,426	(2,183)
Delaware Ivy Pictet Targeted Return Bond Fund	172,271	83,002	83,527	(525)
Delaware Ivy PineBridge High Yield Fund	132,397	5,317	1,622	3,695

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended September 30, 2021 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Delaware Ivy Apollo Multi-Asset Income Fund	$5,110	$—	$—	$—	$—
Delaware Ivy Apollo Strategic Income Fund	664	—	—	—	—
Delaware Ivy California Municipal High Income Fund	6	209	—	—	—
Delaware Ivy Cash Management Fund	111	—	—	—	—
Delaware Ivy Corporate Bond Fund	7,464	17,189	—	—	—
Delaware Ivy Crossover Credit Fund	1,070	1,012	—	—	—
Delaware Ivy Government Securities Fund	129	—	—	—	—
Delaware Ivy International Small Cap Fund	7,631	6,087	—	—	—
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	—	—	—	—	328
Delaware Ivy Pictet Targeted Return Bond Fund	2,108	1,475	—	—	—
Delaware Ivy PineBridge High Yield Fund	3,351	1	—	—	—

188	ANNUAL REPORT	2021

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2021 and 2020 were as follows:

	September 30, 2021		September 30, 2020
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Delaware Ivy Apollo Multi-Asset Income Fund	$13,693	$—	$17,698	$5,609
Delaware Ivy Apollo Strategic Income Fund	17,446	—	21,166	—
Delaware Ivy California Municipal High Income Fund	649	—	671	—
Delaware Ivy Cash Management Fund	188	—	9,186	—
Delaware Ivy Corporate Bond Fund	43,162	18,198	22,839	—
Delaware Ivy Crossover Credit Fund	4,039	921	1,351	—
Delaware Ivy Government Securities Fund	4,859	—	5,056	—
Delaware Ivy International Small Cap Fund	740	—	3,541	—
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	195	—	1,597	—
Delaware Ivy Pictet Targeted Return Bond Fund	2,857	—	4,141	385
Delaware Ivy PineBridge High Yield Fund	6,875	—	5,727	—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2021, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Delaware Ivy Apollo Multi-Asset Income Fund	$1,495	$—
Delaware Ivy Apollo Strategic Income Fund	—	3,069
Delaware Ivy California Municipal High Income Fund	—	—
Delaware Ivy Cash Management Fund	—	—
Delaware Ivy Corporate Bond Fund	—	—
Delaware Ivy Crossover Credit Fund	—	—
Delaware Ivy Government Securities Fund	3,442	—
Delaware Ivy International Small Cap Fund	—	—
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	37	1,279
Delaware Ivy Pictet Targeted Return Bond Fund	—	—
Delaware Ivy PineBridge High Yield Fund	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At September 30, 2021, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)		Paid—In Capital
Delaware Ivy Apollo Multi-Asset Income Fund	$—	*	$—	*
Delaware Ivy Apollo Strategic Income Fund	—	*	—	*
Delaware Ivy California Municipal High Income Fund	—		—
Delaware Ivy Cash Management Fund	—		—
Delaware Ivy Corporate Bond Fund	—		—
Delaware Ivy Crossover Credit Fund	—		—
Delaware Ivy Government Securities Fund	—		—
Delaware Ivy International Small Cap Fund	(575)		575
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	5,376		(5,376)
Delaware Ivy Pictet Targeted Return Bond Fund	—		—
Delaware Ivy PineBridge High Yield Fund	—		—

*	Not shown due to rounding.

2021	ANNUAL REPORT	189

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Multi-Asset Income Fund (formerly known as Delaware Ivy Apollo Multi-Asset Income Fund), Delaware Ivy Strategic Income Fund (formerly known as Delaware Ivy Apollo Strategic Income Fund), Delaware Ivy California Municipal High Income Fund, Delaware Ivy Cash Management Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Government Securities Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly known as Delaware Ivy Pictet Emerging Local Currency Debt Fund), Delaware Ivy Total Return Bond Fund (formerly known as Delaware Ivy Pictet Targeted Return Bond Fund) and Delaware Ivy High Yield Fund (formerly known as Delaware Ivy PineBridge High Yield Fund)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy Apollo Multi-Asset Income Fund, Delaware Ivy Apollo Strategic Income Fund, Delaware Ivy California Municipal High Income Fund, Delaware Ivy Cash Management Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Government Securities Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund, Delaware Ivy Pictet Targeted Return Bond Fund and Delaware Ivy PineBridge High Yield Fund (formerly known as Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Cash Management Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund and Ivy PineBridge High Yield Fund, respectively) (eleven of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

190	ANNUAL REPORT	2021

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2021:

	Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations	Qualified Dividend Income for Individuals
Delaware Ivy Apollo Multi-Asset Income Fund	$1,453,036	$5,120,932	$3,108,616
Delaware Ivy Apollo Strategic Income Fund	—	10,699,472	—
Delaware Ivy California Municipal High Income Fund	—	—	—
Delaware Ivy Cash Management Fund	—	158,718	—
Delaware Ivy Corporate Bond Fund	—	11,688,300	—
Delaware Ivy Crossover Credit Fund	—	627,267	—
Delaware Ivy Government Securities Fund	—	4,834,983	—
Delaware Ivy International Small Cap Fund	—	—	935,968
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	—	—	—
Delaware Ivy Pictet Targeted Return Bond Fund	—	—	—
Delaware Ivy PineBridge High Yield Fund	—	4,294,883	—

Individuals may claim a deduction up to 20% of their combined qualified real estate investment trust (“REIT”) dividends. For the period ended September 30, 2021, Delaware Ivy Apollo Multi-Asset Fund had $368,021 which includes an estimate for the amount already distributed in 2021 that qualifies as qualified REIT dividends.

Ivy California Municipal High Income Fund hereby designates $648,317 of the dividends declared from net investment income as exempt from federal income tax for the tax period ending September 30, 2021.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Delaware Ivy Apollo Multi-Asset Income Fund	$—
Delaware Ivy Apollo Strategic Income Fund	—
Delaware Ivy California Municipal High Income Fund	—
Delaware Ivy Cash Management Fund	—
Delaware Ivy Corporate Bond Fund	18,197,638
Delaware Ivy Crossover Credit Fund	921,051
Delaware Ivy Government Securities Fund	—
Delaware Ivy International Small Cap Fund	575,000
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	—
Delaware Ivy Pictet Targeted Return Bond Fund	—
Delaware Ivy PineBridge High Yield Fund	—

The Funds utilized the following earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction:

Delaware Ivy Apollo Multi-Asset Income Fund	$—
Delaware Ivy Apollo Strategic Income Fund	—
Delaware Ivy California Municipal High Income Fund	—
Delaware Ivy Cash Management Fund	—
Delaware Ivy Corporate Bond Fund	—
Delaware Ivy Crossover Credit Fund	—
Delaware Ivy Government Securities Fund	—
Delaware Ivy International Small Cap Fund	575,000
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund	—
Delaware Ivy Pictet Targeted Return Bond Fund	—
Delaware Ivy PineBridge High Yield Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

2021	ANNUAL REPORT	191

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of September 30, 2021, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States.

	Foreign Tax Credit	Foreign Derived Income
Delaware Ivy International Small Cap Fund	$172,541	$2,482,386

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

192	ANNUAL REPORT	2021

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	DELAWARE FUNDS BY MACQUARIE

(UNAUDITED)

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer

Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)

Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	Private Investor (March 2004-Present)	150	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	150	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	150	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

2021	ANNUAL REPORT	193

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)]

John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	150

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	89

Director, OU Medicine, Inc. (2020 to present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

194	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

2021	ANNUAL REPORT	195

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	150

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	150

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

196	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)
Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

2021	ANNUAL REPORT	197

BOARD CONSIDERATIONS IN APPROVING DMC/SUB-ADVISORY AGREEMENTS	IVY FUNDS

(UNAUDITED)

Because there was no change of control of any of the Unaffiliated Sub-Advisors with respect to the Transaction and because the new Unaffiliated Sub-advisory Agreements with DMC were substantially similar to the prior Unaffiliated Sub-Advisors’ agreements with IICO, the Board considered the information previously provided by the Unaffiliated Sub-Advisors during the Board’s most recent annual contract renewal meeting or the meeting where an Unaffiliated Sub-Advisor was initially hired if the Unaffiliated Sub-Advisor was still within the initial term of its Unaffiliated Sub-Advisory Agreement. As a result, the Board focused primarily on the approval of DMC (and its Affiliated Sub-Advisors) and the terms of the DMC Advisory Agreement. Below is a description of the Board’s considerations.

At Meeting, the Board, including the Board’s Independent Trustees, considered and unanimously approved the DMC Advisory Agreements between the Trusts, on behalf of each Fund, and DMC. The Board also determined to recommend that shareholders of each Fund approve the proposed DMC Advisory Agreements. The Board’s Independent Trustees reviewed the approval of the DMC Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of DMC or IICO were present. In voting their approval of the proposed Management Agreement at the Meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Background for the Board Approvals

At a meeting held on December 17, 2020, representatives of WDR, IICO and DMC met with the Board to discuss the merger agreement with Macquarie, pursuant to which Macquarie would acquire WDR. The Independent Trustees were advised that the Transaction, if completed, would constitute a change of control event and result in the termination of the IICO investment advisory agreements. The Independent Trustees were also advised that it was proposed that DMC, a wholly-owned subsidiary of Macquarie, would serve as the investment adviser to each Fund after the closing of the Transaction and that the Board would be asked to consider approval of the terms and conditions of the DMC Advisory Agreements with DMC and thereafter to submit the DMC Advisory Agreements to each Fund’s shareholders for approval.

In anticipation of the Transaction, the Trustees met at a series of subsequent meetings on January 6, 2021, January 9, 2021, and January 12, 2021, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the DMC Advisory Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a “Board Meeting”). During each of these Board Meetings, the Board sought additional and clarifying information as they deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to DMC. The Diligence Requests sought information relevant to the Boards’ consideration of the DMC Advisory Agreements and distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. DMC provided documents and information in response to the Diligence Requests (the “Response Materials”). Senior management representatives of DMC, WDR and IICO participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the DMC Advisory Agreements.

The Board’s evaluation of the DMC Advisory Agreements reflected the information provided specifically in connection with its review of the DMC Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the IICO investment advisory agreements at a meeting of the Board on August 11-12, 2020 (“2020 15(c) Board Meeting”) and at other subsequent Board meetings in 2020. The Board’s evaluation of the DMC Advisory Agreements also reflected the knowledge gained as Trustees of the Funds with respect to services provided by IICO and its affiliates.

The Board’s approvals and recommendations were based on their determination, within their business judgment, that it would be in the best interests of each Fund and the Fund’s respective shareholders, for DMC to provide investment advisory services to the Funds, following the closing of the Transaction.

Factors Considered in Approving the Proposed DMC Advisory Agreements

In connection with the Board’s consideration of the DMC Advisory Agreements, DMC and IICO advised the Board about a variety of matters, including the following:

•

The nature, extent, and quality of the services to be provided to the Funds by DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by IICO.

•	DMC’s stated commitment to maintaining and enhancing the Ivy Fund Complex shareholder experience.

•	DMC does not propose changes to the investment objective(s) of any Funds.

198	ANNUAL REPORT	2021

•	The DMC Advisory Agreement do not change any Fund’s contractual advisory fee rate.

•

The portfolio managers and portfolio management teams at IICO that manage the Funds are expected to continue to do so post-Transaction as employees of Macquarie, if they choose to become employees of Macquarie.

•	DMC proposes that the same Unaffiliated Sub-Advisors be retained post-Transaction.

•	DMC may utilize certain Affiliated Sub-Advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

•

Delaware Distributors, L.P.’s (“DDLP”) distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the DMC Advisory Agreements.

•

The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the DMC Advisory Agreements, the Board considered the factors discussed below, among others.

The Nature, Extent, and Quality of Services Expected to be Provided by DMC. The Board received and considered information regarding the nature, extent and quality of services expected to be provided by DMC. In evaluating the nature, extent and quality of services to be provided by DMC, the Board considered information provided by DMC regarding its advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (both pre- and post-Closing). The Board also considered the capabilities, resources, and personnel of DMC, including senior and other personnel of IICO who had been extended offers to join DMC, in order to determine whether DMC is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to DMC. The Board recognized that the IICO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board also considered the policies and practices of DMC regarding the selection of broker/dealers and the execution of portfolio transactions. The Board considered the resources and infrastructure that DMC intends to devote to its compliance program to ensure compliance with applicable laws and regulations as well as DMC’s commitment to those programs. The Board also considered the resources that DMC has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by DMC related to its business, legal, and regulatory affairs. This review considered the resources available to DMC to provide the services specified under the DMC Advisory Agreements. The Board considered DMC’s financial condition, including the financing of the Transaction, and noted that DMC is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business. Finally, the Board considered that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by DMC compared to those currently provided by IICO.

The Board considered that, while it was proposed that DMC would become the investment adviser to the Funds, the same portfolio managers and portfolio management teams at IICO that manage Funds are expected to continue to do so after the Transaction as employees of Macquarie if they choose to become employees of Macquarie. The Board determined that they had considered the qualifications of the portfolio managers at IICO at the 2020 15(c) Board Meeting.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure post-Transaction, with expanded relief provided that Fund shareholders approved relying on DMC’s manager-of-managers relief. The Board considered that DMC’s experience in allocating assets to, and overseeing the advisory services of, its sub-advisers, was similar to IICO’s role in allocating assets to and overseeing the advisory services provided by the current sub-advisers to the Funds, as applicable. The Board considered that DMC may utilize certain affiliated sub-advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

The Board considered that the terms and conditions of the DMC Advisory Agreements are substantially similar to the terms and conditions of the IICO investment advisory agreements.

After review of these and other considerations, the Board concluded that DMC will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by IICO, and that these services are appropriate in nature and extent in light of the Funds’ operations and investor needs.

2021	ANNUAL REPORT	199

Performance of the Funds. With respect to the performance of the Funds, the Board considered their review at the 2020 15(c) Board Meeting of peer group and benchmark investment performance comparison data relating to each Fund’s long-term performance record for similar accounts. The Board considered that information reviewed at the 2020 15(c) Board Meeting would be relevant given that the Funds are expected to retain their current portfolio managers, portfolio management teams or unaffiliated Sub-Advisors. Based on information presented to the Board at the 2020 15(c) Board Meeting and its discussions with DMC, the Board concluded that DMC is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, strategies and restrictions.

Fees to Be Paid to DMC and Expenses of the Funds. The Board considered that they had reviewed each Fund’s existing advisory fee rate at the 2020 15(c) Board Meeting. The Board considered that the DMC Advisory Agreements do not change any Fund’s contractual advisory fee rate. The Board also considered that DMC and IICO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the change of control event, for so long as the requirements of Section 15(f) apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by DMC. The Board concluded that the retention of DMC was unlikely to impose an unfair burden on the Funds’ because, after the Transaction, none of IICO, DMC, DDLP, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that DMC’s advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the DMC Advisory Agreements.

Extent to Which DMC May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Shareholders. The Board considered potential or anticipated economies of scale in relation to the services DMC would provide to each Fund. The Board considered that the DMC Advisory Agreements include the same advisory fee breakpoints for the same Funds as the IICO investment advisory agreements. The Board also considered DMC’s representation that the significant increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board also considered DMC’s representation that it expected to realize economies of scale in connection with the operation of the Funds, specifically by achieving operational efficiencies, cost synergies and possible consolidation of service providers and vendors. The Board noted that they will have the opportunity to periodically re-examine whether a Fund or the respective Trust has achieved economies of scale, and the appropriateness of investment advisory fees payable to DMC, in the future.

Profits to be Realized by DMC and its Affiliates from Their Relationship with the Trusts. The Board considered the benefits DMC and its affiliates may derive from their relationship with the Funds. The Board also considered information on DMC’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered DMC’s representation that the fully integrated Ivy Fund Complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on DMC’s overall financial profitability. The Board considered that the expected profitability of DMC and its affiliates was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to DMC’s profitability with respect to the Funds at the end of the initial two-year term of the DMC Advisory Agreements.

Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to DMC and its affiliates. The Board noted that the Transaction provides DMC and its affiliates the opportunity to deliver investment products and services to the WDR network. The Board considered that the Transaction, if completed, would significantly increase DMC’s assets under management and expand DMC’s investment capabilities and relationships with certain wealth management intermediaries. Specifically, the Board considered that upon completion of the Transaction, Macquarie has agreed to sell WDR’s wealth management platform to LPL Financial Holdings Inc. This increased size and diversification could facilitate DMC’s continued investment in its business and products, which DMC would be able to leverage across a broader base of assets. DMC also would be able to use trading commission credits from the Funds’ transactions in securities to “purchase” third-party research and execution services to support its investment process. Based on their review, the Boards determined that any “fall-out” benefits and other types of benefits that may accrue to DMC are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at the January 2021 Meeting, the Board, including a majority of the Independent Trustees, acting within their business judgment, (1) concluded that the terms of the DMC Advisory Agreements are fair and reasonable and that approval of the DMC Advisory Agreements is in the best interests of

200	ANNUAL REPORT	2021

each Fund and its respective shareholders, (2) voted to approve the DMC Advisory Agreements, and (3) voted to recommend approval of the DMC Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the DMC Advisory Agreements and to recommend approval of the DMC Advisory Agreements by shareholders of the Funds.

2021	ANNUAL REPORT	201

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

FACTS	What does Ivy Funds do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Funds chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 5:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Funds
What we do
How does Ivy Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Funds collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

202	ANNUAL REPORT	2021

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.
Other important information
If you own shares of Ivy Funds in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	203

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

204	ANNUAL REPORT	2021

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2021	ANNUAL REPORT	205

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DELAWARE FUNDS BY MACQUARIE FAMILY

Domestic Equity Funds

Delaware Ivy Accumulative Fund

Delaware Ivy Core Equity Fund

Delaware Ivy Large Cap Growth Fund

Delaware Ivy Mid Cap Growth Fund

Delaware Ivy Mid Cap Income Opportunities Fund

Delaware Ivy Small Cap Core Fund

Delaware Ivy Small Cap Growth Fund

Delaware Ivy Value Fund

Global/International Funds

Delaware Ivy Emerging Markets Equity Fund

Delaware Ivy Global Equity Income Fund

Delaware Ivy Global Growth Fund

Delaware Ivy International Small Cap Fund

Delaware Ivy International Core Equity Fund

Delaware Ivy Managed International Opportunities Fund

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund

Delaware Ivy Pzena International Value Fund

Index Funds

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund

Delaware Ivy ProShares MSCI ACWI Index Fund

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

Delaware Ivy ProShares S&P 500 Bond Index Fund

Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Specialty Funds

Delaware Ivy Apollo Multi-Asset Income Fund

Delaware Ivy Asset Strategy Fund

Delaware Ivy Balanced Fund

Delaware Ivy Energy Fund

Delaware Ivy LaSalle Global Real Estate Fund

Delaware Ivy Natural Resources Fund

Delaware Ivy Science and Technology Fund

Delaware Ivy Securian Real Estate Securities Fund

Delaware Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Delaware Ivy Apollo Strategic Income Fund

Delaware Ivy California Municipal High Income Fund

Delaware Ivy Corporate Bond Fund

Delaware Ivy Crossover Credit Fund

Delaware Ivy Global Bond Fund

Delaware Ivy Government Securities Fund

Delaware Ivy High Income Fund

Delaware Ivy Limited-Term Bond Fund

Delaware Ivy Municipal Bond Fund

Delaware Ivy Municipal High Income Fund

Delaware Ivy Pictet Targeted Return Bond Fund

Delaware Ivy PineBridge High Yield Fund

Delaware Ivy Securian Core Bond Fund

Money Market Funds

Delaware Ivy Cash Management Fund

Delaware Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

2021	ANNUAL REPORT	207

ANN-IVYALT (9-21)

Annual Report SEPTEMBER 30, 2021

Ticker
	Class A	Class E	Class I	Class R6*	Class R
IVY FUNDS

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund(1)	IAIRX	IIREX	IIIRX		IIRRX

Delaware Ivy ProShares MSCI ACWI Index Fund(2)	IMWAX	IMWEX	IMWIX

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund(3)	IRUAX	IRUEX	IRUIX	IRUNX

Delaware Ivy ProShares S&P 500 Bond Index Fund(4)	IAPRX	IPREX	IPRIX		IPRRX

Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund(5)	IDAAX	IDAEX	IDAIX	IDANX	IDARX

*Effective	July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

(1)Effective	July 1, 2021, the name of Ivy ProShares Interest Rate Hedged High Yield Index Fund changed to Delaware Ivy ProShares Interest Rate Hedged High Yield Fund.

(2)Effective	July 1, 2021, the name of Ivy ProShares MSCI ACWI Index Fund changed to Delaware Ivy ProShares MSCI ACWI Index Fund.

(3)Effective	July 1, 2021, the name of Ivy ProShares Russell 2000 Dividend Growers Index Fund changed to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.

(4)Effective	July 1, 2021, the name of Ivy ProShares S&P 500 Bond Index Fund changed to Delaware Ivy ProShares S&P 500 Bond Index Fund.

(5)Effective	July 1, 2021, the name of Ivy ProShares S&P 500 Dividend Aristocrats Index Fund changed to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting www.ivyinvestments.com or calling 1-888-923-3355. Investors should read the prospectus and the summary prospectus carefully before investing. You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.ivyinvestments.com/go-paperless-with-eDelivery for more information.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY FUNDS

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/ivy.

To view your shareholder statement online, go to www.ivyinvestments.com, log in to your account, and select “Statements,” or to view a mutual fund fee and expense calculator, visit https://tools.finra.org/fund_analyzer/.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of September 30, 2021, and subject to change for events occurring after such date. The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

2

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2021.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund(a)
Class A	$1,000	$1,019.10	$4.54	$1,000	$1,020.56	$4.55	0.90%
Class E	$1,000	$1,020.80	$4.14	$1,000	$1,021.01	$4.14	0.81%
Class I	$1,000	$1,021.40	$3.34	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$1,016.80	$7.06	$1,000	$1,018.09	$7.06	1.39%
Delaware Ivy ProShares MSCI ACWI Index Fund(b)
Class A	$1,000	$1,056.50	$4.63	$1,000	$1,020.61	$4.55	0.89%
Class E	$1,000	$1,058.20	$3.60	$1,000	$1,021.55	$3.54	0.70%
Class I	$1,000	$1,057.80	$3.40	$1,000	$1,021.82	$3.34	0.65%

See footnotes on page 4.

2021	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*	Beginning Account Value 3-31-21	Ending Account Value 9-30-21	Expenses Paid During Period*
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund(c)
Class A	$1,000	$951.30	$4.29	$1,000	$1,020.66	$4.45	0.88%
Class E	$1,000	$953.00	$3.42	$1,000	$1,021.56	$3.54	0.70%
Class I	$1,000	$952.40	$3.22	$1,000	$1,021.81	$3.34	0.65%
Class R6^	$1,000	$953.30	$3.22	$1,000	$1,021.81	$3.34	0.65%
Delaware Ivy ProShares S&P 500 Bond Index Fund(d)
Class A	$1,000	$1,034.90	$3.36	$1,000	$1,021.81	$3.34	0.65%
Class E	$1,000	$1,034.20	$3.05	$1,000	$1,022.11	$3.03	0.59%
Class I	$1,000	$1,035.20	$2.04	$1,000	$1,023.06	$2.02	0.40%
Class R	$1,000	$1,031.00	$5.89	$1,000	$1,019.31	$5.86	1.15%
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund(e)
Class A	$1,000	$1,035.80	$3.77	$1,000	$1,021.36	$3.74	0.74%
Class E	$1,000	$1,036.50	$3.05	$1,000	$1,022.10	$3.03	0.59%
Class I	$1,000	$1,036.30	$2.55	$1,000	$1,022.56	$2.53	0.50%
Class R	$1,000	$1,032.00	$6.40	$1,000	$1,018.80	$6.36	1.25%
Class R6^	$1,000	$1,037.00	$2.34	$1,000	$1,022.74	$2.33	0.46%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2021, and divided by 365.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

^	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

(a)	Effective July 1, 2021, the name of Ivy ProShares Interest Rate Hedged High Yield Index Fund changed to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund.

(b)	Effective July 1, 2021, the name of Ivy ProShares MSCI ACWI Index Fund changed to Delaware Ivy ProShares MSCI ACWI Index Fund.

(c)	Effective July 1, 2021, the name of Ivy ProShares Russell 2000 Dividend Growers Index Fund changed to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.

(d)	Effective July 1, 2021, the name of Ivy ProShares S&P 500 Bond Index Fund changed to Delaware Ivy ProShares S&P 500 Bond Index Fund.

(e)	Effective July 1, 2021, the name of Ivy ProShares S&P 500 Dividend Aristocrats Index Fund changed to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

4	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION

Ivy ProShares Index Funds

(UNAUDITED)

Investment strategies and techniques

Each Delaware Ivy ProShares Index Fund (each, a “Fund” and collectively, the “Funds”) are designed to match, before fees and expenses, the performance of an underlying index both on a single day and an over time basis. Delaware Ivy ProShares Index Funds are managed by Delaware Management Company and are subadvised by ProShare Advisors LLC (ProShares). ProShares uses a passive approach in seeking to achieve the investment objective of each Fund. Each Fund attempts to achieve its investment objective by investing substantially all of its assets in investments that make up its underlying index or in financial instruments that ProShares believes are likely to simulate movements in each Fund’s index. Using this approach, ProShares determines the type, quantity and mix of investment positions that a Fund should hold to track the performance of its index.

As index funds, the Funds are “passively managed.” This means that when managing the Funds, ProShares does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, ProShares does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Funds.

The Funds may not be able to replicate exposure to their respective index and may employ various techniques that ProShares believes should, when combined with other investment management techniques, help simulate the movement of each Fund’s index. Each Fund also may make use of investment techniques to track its index, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, “derivatives”). Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShares), and increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its index). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering the Fund’s return.

Factors that Materially Affected the Performance of Each Fund during the Year Ending September 30, 2021

Primary factors affecting the Funds’ performance for the fiscal year ending September 30, 2021, before fees and expenses, include the following: transaction costs to purchase and sell underlying securities within an index; the total return of the securities and any derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked; financing rates paid or earned by the Funds associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by the Funds (including those included in the total return of derivatives contracts); the types of derivatives contracts (if any) used by the Funds and their correlation to the relevant index; and other miscellaneous factors.

Index Performance: The performance of each Fund’s index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.

Financing Rates Associated with Derivatives: The performance of Funds that use derivatives may be impacted by the related financing costs. Instruments such as futures carry implied financing costs. Currency forward rates are negotiated between the Funds and their counterparties. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short exposure also being negatively affected by financing rates.

Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Transaction costs are not reflected in the Funds’ expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than other Funds.

2021	ANNUAL REPORT	5

Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in the relevant index or in financial instruments.

Fund Management Teams (as of September 30, 2021)

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund;

Delaware Ivy ProShares S&P 500 Bond Index Fund

Benjamin McAbee and Alexander Ilyasov of ProShares share responsibility for the day-to-day management of the Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund. Mr. McAbee has managed the Funds since the Funds’ inception in 2017. Mr. Ilyasov has served as co-portfolio manager for the Funds since 2019.

Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund;

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

Michael Neches and Devin Sullivan of ProShares share responsibility for the day-to-day management of the Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund. Mr. Neches has managed the Funds since the Funds’ inception in 2017. Mr. Sullivan has served as co-portfolio manager for the Funds since 2018.

Delaware Ivy ProShares MSCI ACWI Index Fund

Scott Hanson and Alexander Ilyasov share responsibility for the day-to-day management of Delaware Ivy ProShares MSCI ACWI Index Fund. Mr. Hanson has managed the Fund since its inception in 2017. Mr. Ilyasov has served as co-portfolio manager for the Fund since 2020.

Fiscal Year Performance

For the Period Ended September 30, 2021
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	9.60%
(Class A shares at net asset value)
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	6.90%
(Class A shares including sales charges)

Benchmark and Morningstar Category
FTSE High Yield (Treasury Rate-Hedged) Index	10.71%
(generally reflects the performance of high yield debt issued by companies domiciled in the U.S. or Canada)
Morningstar High Yield Bond Category Average	10.50%
(generally reflects the performance of the universe of funds with similar investment objectives)
Delaware Ivy ProShares MSCI ACWI Index Fund	26.32%
(Class A shares at net asset value)
Delaware Ivy ProShares MSCI ACWI Index Fund	23.13%
(Class A shares including sales charges)

Benchmark and Morningstar Category
MSCI ACWI Index	27.44%
(generally reflects the performance of developed and emerging-market equities)
Morningstar World Large-Stock Blend Category Average	25.83%
(generally reflects the performance of the universe of funds with similar investment objectives)
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	33.05%
(Class A shares at net asset value)
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	29.77%
(Class A shares including sales charges)

6	ANNUAL REPORT	2021

Benchmark and Morningstar Category
Russell 2000 Dividend Growth Index	34.29%
(generally reflects the performance of small-cap companies that have increased dividends every year for the last 10 consecutive years)
Morningstar Small Blend Category Average	51.11%
(generally reflects the performance of the universe of funds with similar investment objectives)
Delaware Ivy ProShares S&P 500 Bond Index Fund	0.69%
(Class A shares at net asset value
Delaware Ivy ProShares S&P 500 Bond Index Fund	-1.81%
(Class A shares including sales charges)

Benchmark and Morningstar Category
S&P 500/MarketAxess Investment Grade Corporate Bond Index	1.37%
(generally reflects the performance of high yield debt issued in the U.S. by S&P 500 companies)
Morningstar Corporate Bond Category Average	2.42%
(generally reflects the performance of the universe of funds with similar investment objectives)
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	24.85%
(Class A shares at net asset value)
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	21.77%
(Class A shares including sales charges)

Benchmark and Morningstar Category
S&P 500 Dividend Aristocrats Index	25.82%
(generally reflects the performance of large-cap companies that have increased dividends every year for the last 25 consecutive years)
Morningstar Large Blend Category Average	29.94%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees.

Significant Event(s) For the Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund; Delaware Ivy ProShares MSCI ACWI Index Fund; Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund; and Delaware Ivy ProShares S&P 500 Bond Index Fund: On September 13, 2021, the Board of Trustees of the Ivy Funds approved a proposal to liquidate and dissolve the Funds. The liquidation and dissolution dates (Liquidation Dates) will be announced at least 60 days prior to the liquidations.

The Funds were closed to new investors on September 30, 2021 and will be closed to existing shareholders five (5) business days before the Liquidation Date.

For the Delaware Ivy ProShares S&P 500 Dividend Aristocrats Fund: On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy S&P 500 Dividend Aristocrats Index Fund” and the appointment of the portfolio manager team of Barry Gladstein, CFA, and Chris Gowlland, CFA, of Delaware Management Company as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies. All changes take effect on or about November 15, 2021.

Effective July 1, 2021, the Fund names changed from Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund as well as Class N was renamed to Class R6 (where applicable).

Performance shown at net asset value (NAV) does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

2021	ANNUAL REPORT	7

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Funds’ shares will change, and you could lose money on your investment.

For Delaware Ivy ProShares MSCI ACWI Index Fund, international investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

For Delaware Ivy ProShares S&P 500 Bond Index Fund, fixed-income securities are subject to interest rate risk and, as such, the Fund’s NAV may fall as interest rates rise.

For Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, the use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

These and other risks are more fully described in the Funds’ prospectus.

The opinions expressed in this report are those of the Funds’ portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy ProShares Index Funds.

8	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Bonds	112.2%
Corporate Debt Securities	112.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	-12.2%

Quality Weightings

Non-Investment Grade	112.2%
BB	47.8%
B	47.3%
CCC	16.6%
Below CCC	0.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	-12.2%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy ProShares Interest Rate Hedged High Yield Index Fund changed to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund.

2021	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class R
1-year period ended 9-30-21	6.90%	7.01%	9.85%	8.93%
5-year period ended 9-30-21	—	—	—	—
10-year period ended 9-30-21	—	—	—	—
Since Inception of Class through 9-30-21(4)	2.75%	2.80%	3.62%	2.83%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I and Class R shares are not subject to sales charges.

(3)	Class A and Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy ProShares Interest Rate Hedged High Yield Index Fund changed to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES	Principal	Value
Communication Services

Advertising – 0.4%
Midas OpCo Holdings LLC,
5.625%, 8–15–29 (A)	$100	$104

Alternative Carriers – 1.1%
CommScope Finance LLC,
6.000%, 3–1–26 (A)	150	156
Zayo Group Holdings, Inc.,
6.125%, 3–1–28 (A)	130	132

		288

Broadcasting – 6.1%
Clear Channel Outdoor Holdings, Inc.,
5.125%, 8–15–27 (A)	287	297
Nexstar Escrow, Inc.,
5.625%, 7–15–27 (A)	311	330
Sirius XM Radio, Inc.,
3.875%, 9–1–31 (A)	350	342
TEGNA, Inc.,
5.000%, 9–15–29	216	223
Terrier Media Buyer, Inc.,
8.875%, 12–15–27 (A)	120	127
Univision Communications, Inc.:
6.625%, 6–1–27 (A)	100	109
4.500%, 5–1–29 (A)	162	165

		1,593

Cable & Satellite – 3.8%
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.125%, 5–1–27 (A)	247	257
4.750%, 3–1–30 (A)	250	262
CSC Holdings LLC:
5.750%, 1–15–30 (A)	257	262
4.625%, 12–1–30 (A)	119	113
Radiate Holdco LLC and Radiate Finance, Inc.,
6.500%, 9–15–28 (A)	100	102

		996

Integrated Telecommunication Services – 3.3%
CenturyLink, Inc.,
5.125%, 12–15–26 (A)	92	95
Frontier Communications Corp.:
5.875%, 10–15–27 (A)	100	107
5.000%, 5–1–28 (A)	180	189
Level 3 Financing, Inc.,
4.250%, 7–1–28 (A)	100	101
Sprint Corp.,
7.625%, 3–1–26	163	198
Windstream Escrow LLC,
7.750%, 8–15–28 (A)	150	157

		847

Movies & Entertainment – 2.5%
iHeartCommunications, Inc.,
8.375%, 5–1–27	145	155
Lions Gate Capital Holdings LLC,
5.500%, 4–15–29 (A)	104	108

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Movies & Entertainment (Continued)
Netflix, Inc.,
5.875%, 11–15–28	$320	$392

		655

Publishing – 0.3%
Meredith Corp.,
6.875%, 2–1–26	72	74

Wireless Telecommunication Service – 1.4%
T-Mobile USA, Inc.:
4.750%, 2–1–28	100	106
3.500%, 4–15–31	235	248

		354

Total Communication Services – 18.9%		4,911
Consumer Discretionary

Apparel Retail – 0.6%
Gap, Inc. (The),
8.875%, 5–15–27	36	42
L Brands, Inc.,
6.625%, 10–1–30 (A)	110	125

		167

Auto Parts & Equipment – 0.9%
Panther BF Aggregator 2 L.P.,
8.500%, 5–15–27 (A)	217	231

Automobile Manufacturers – 2.5%
Ford Motor Co.,
9.000%, 4–22–25	550	662

Automotive Retail – 0.1%
Allison Transmission, Inc.,
3.750%, 1–30–31 (A)	30	29

Casinos & Gaming – 4.1%
Colt Merger Sub, Inc.:
6.250%, 7–1–25 (A)	290	305
8.125%, 7–1–27 (A)	190	214
Golden Nugget, Inc.,
6.750%, 10–15–24 (A)	75	75
MGM Growth Properties Operating Partnership L.P. and MGP Finance Co-Issuer, Inc.,
5.625%, 5–1–24	110	120
Mohegan Tribal Gaming Authority (The),
8.000%, 2–1–26 (A)	115	120
Scientific Games International, Inc. (GTD by Scientific Games Corp.):
5.000%, 10–15–25 (A)	215	221
8.250%, 3–15–26 (A)	10	11

		1,066

Department Stores – 0.2%
NMG Holding Co. and Nieman Marcus Group LLC,
7.125%, 4–1–26 (A)	40	42

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hotels, Resorts & Cruise Lines – 2.8%
Carnival Corp.,
5.750%, 3–1–27 (A)	$335	$347
NCL Corp. Ltd.,
5.875%, 3–15–26 (A)	197	202
Royal Caribbean Cruises Ltd.,
5.500%, 4–1–28 (A)	186	190

		739

Leisure Facilities – 1.0%
Diamond Sports Group LLC and Diamond Sports Finance Co. (GTD by Diamond Sports Intermediate Holdings LLC):
5.375%, 8–15–26 (A)	140	93
6.625%, 8–15–27 (A)	100	44
Live Nation Entertainment, Inc.,
6.500%, 5–15–27 (A)	100	110

		247

Restaurants – 3.2%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.:
3.875%, 1–15–28 (A)	100	101
4.000%, 10–15–30 (A)	270	268
Aramark Services, Inc. (GTD by Aramark Corp.),
5.000%, 2–1–28 (A)	310	319
YUM! Brands, Inc.,
3.625%, 3–15–31	137	138

		826

Specialized Consumer Services – 0.4%
Nielsen Finance LLC and Nielsen Finance Co.,
5.625%, 10–1–28 (A)	100	104

Specialty Stores – 2.4%
Magic MergerCo, Inc.,
7.875%, 5–1–29 (A)	100	104
PetSmart, Inc. and PetSmart Finance Corp.:
4.750%, 2–15–28 (A)	144	148
7.750%, 2–15–29 (A)	100	110
Staples, Inc.:
7.500%, 4–15–26 (A)	101	102
10.750%, 4–15–27 (A)	175	171

		635

Total Consumer Discretionary – 18.2%		4,748
Consumer Staples

Agricultural Products – 0.2%
NBM U.S. Holdings, Inc.,
7.000%, 5–14–26 (A)	45	48

2021	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Food Distributors – 0.6%
Performance Food Group, Inc.:
5.500%, 10–15–27 (A)	$65	$68
4.250%, 8–1–29 (A)	100	101

		169

Food Retail – 1.1%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC,
4.625%, 1–15–27 (A)	280	294

Packaged Foods & Meats – 2.3%
JBS USA, JBS USA Food Co. and JBS USA Finance, Inc. (GTD by JBS S.A.),
6.500%, 4–15–29 (A)	250	280
Post Holdings, Inc.:
4.625%, 4–15–30 (A)	35	35
4.500%, 9–15–31 (A)	277	274

		589

Total Consumer Staples – 4.2%		1,100
Energy

Integrated Oil & Gas – 1.7%
Occidental Petroleum Corp.,
6.450%, 9–15–36	349	440

Oil & Gas Equipment & Services – 1.2%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7–15–25 (A)	100	101
Weatherford International Ltd. (GTD by Weatherford International plc and Weatherford International LLC),
11.000%, 12–1–24	209	220

		321

Oil & Gas Exploration & Production – 4.0%
Continental Resources, Inc.,
5.750%, 1–15–31 (A)	160	194
Crownrock L.P.,
5.625%, 10–15–25 (A)	160	164
Endeavor Energy Resources L.P.,
5.750%, 1–30–28 (A)	100	105
EQT Corp.,
6.625%, 2–1–25 (B)	106	121
Matador Resources Co.,
5.875%, 9–15–26	170	176
Targa Resources Partners L.P.,
4.000%, 1–15–32 (A)	100	103
Venture Global Calcasieu Pass LLC,
4.125%, 8–15–31 (A)	171	179

		1,042

Oil & Gas Refining & Marketing – 1.1%
CITGO Petroleum Corp.,
7.000%, 6–15–25 (A)	100	102

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Refining & Marketing (Continued)
Comstock Resources, Inc.,
6.750%, 3–1–29 (A)	$150	$162
PBF Holding Co. LLC,
9.250%, 5–15–25 (A)	30	29

		293

Oil & Gas Storage & Transportation – 4.3%
Cheniere Energy Partners L.P.,
4.000%, 3–1–31 (A)	202	212
Cheniere Energy, Inc.,
4.625%, 10–15–28	100	105
EQM Midstream Partners L.P.,
4.750%, 1–15–31 (A)	180	187
ITT Holdings LLC,
6.500%, 8–1–29 (A)	124	125
New Fortress Energy, Inc.,
6.500%, 9–30–26 (A)	197	189
NGL Energy Partners L.P. and NGL Energy Finance Corp.,
7.500%, 2–1–26 (A)	280	286

		1,104

Total Energy – 12.3%		3,200
Financials

Consumer Finance – 2.0%
OneMain Finance Corp.:
6.125%, 3–15–24	185	198
7.125%, 3–15–26	95	110
Quicken Loans LLC and Quicken Loans Co-Issuer, Inc.,
3.875%, 3–1–31 (A)	112	113
Quicken Loans, Inc.,
5.250%, 1–15–28 (A)	93	101

		522

Financial Exchanges & Data – 1.0%
MSCI, Inc.:
4.000%, 11–15–29 (A)	14	15
3.875%, 2–15–31 (A)	230	241

		256

Insurance Brokers – 0.7%
NFP Corp.,
6.875%, 8–15–28 (A)	175	179

Life & Health Insurance – 0.6%
Alliant Holdings Intermediate LLC and Alliant Holdings Co-Issuer, Inc.,
6.750%, 10–15–27 (A)	140	145

Other Diversified Financial Services – 0.8%
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.,
6.250%, 5–15–26	200	209

Property & Casualty Insurance – 0.6%
Hub International Ltd.,
7.000%, 5–1–26 (A)	150	155

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance – 1.0%
Compass Group Diversified Holdings LLC,
5.250%, 4–15–29 (A)	$108	$113
MidCap Financial Issuer Trust,
6.500%, 5–1–28	150	157

		270

Total Financials – 6.7%		1,736
Health Care

Health Care Equipment – 0.6%
Avantor Funding, Inc.,
4.625%, 7–15–28 (A)	150	158

Health Care Facilities – 5.6%
Community Health Systems, Inc.:
8.000%, 3–15–26 (A)	145	154
5.625%, 3–15–27 (A)	255	267
DaVita, Inc.:
4.625%, 6–1–30 (A)	179	185
3.750%, 2–15–31 (A)	238	232
MEDNAX, Inc.,
6.250%, 1–15–27 (A)	100	105
RegionalCare Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.,
9.750%, 12–1–26 (A)	125	132
Select Medical Corp.,
6.250%, 8–15–26 (A)	129	136
Tenet Healthcare Corp.,
6.125%, 10–1–28 (A)	230	242

		1,453

Health Care Services – 0.5%
Envision Healthcare Corp.,
8.750%, 10–15–26 (A)	95	77
IQVIA, Inc.,
5.000%, 5–15–27 (A)	50	52

		129

Health Care Technology – 1.6%
Change Healthcare Holdings, Inc.,
5.750%, 3–1–25 (A)	156	158
MPH Acquisition Holdings LLC,
5.750%, 11–1–28 (A)	105	99
Verscend Holding Corp.,
9.750%, 8–15–26 (A)	150	158

		415

Pharmaceuticals – 3.5%
Bausch Health Cos., Inc.,
8.500%, 1–31–27 (A)	250	266
Endo Designed Activity Co., Endo Finance LLC and Endo Finco, Inc.,
6.000%, 6–30–28 (A)	134	96
Organon Finance 1 LLC:
4.125%, 4–30–28 (A)	100	102
5.125%, 4–30–31 (A)	226	238

12	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals (Continued)
Par Pharmaceutical, Inc.,
7.500%, 4–1–27 (A)	$197	$201

		903

Total Health Care – 11.8%		3,058
Industrials

Aerospace & Defense – 4.3%
Bombardier, Inc.,
7.875%, 4–15–27 (A)	330	343
Spirit AeroSystems, Inc. (GTD by Spirit AeroSystems Holdings, Inc.),
7.500%, 4–15–25 (A)	100	106
TransDigm, Inc. (GTD by TransDigm Group, Inc.),
6.250%, 3–15–26 (A)	650	678

		1,127

Air Freight & Logistics – 0.4%
XPO Logistics, Inc.,
6.250%, 5–1–25 (A)	110	116

Airlines – 4.8%
American Airlines, Inc. and AAdvantage Loyalty IP Ltd. (GTD by American Airlines Group, Inc.):
5.500%, 4–20–26 (A)	350	369
5.750%, 4–20–29 (A)	307	331
Hawaiian Brand Intellectual Property Ltd. and HawaiianMiles Loyalty Ltd.,
5.750%, 1–20–26 (A)	207	217
United Airlines, Inc.,
4.625%, 4–15–29 (A)	323	334

		1,251

Building Products – 1.0%
Madison IAQ LLC,
5.875%, 6–30–29 (A)	150	151
Standard Industries, Inc.,
4.375%, 7–15–30 (A)	100	102

		253

Diversified Support Services – 0.7%
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
4.875%, 1–15–28	176	186

Electrical Components & Equipment – 1.3%
WESCO Distribution, Inc.:
7.125%, 6–15–25 (A)	100	107
7.250%, 6–15–28 (A)	210	233

		340

Office Services & Supplies – 0.5%
Xerox Corp.,
4.125%, 3–15–23	130	135

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Security & Alarm Services – 2.1%
Allied Universal Holdco LLC,
6.625%, 7–15–26 (A)	$200	$212
Prime Security Services Borrower LLC and Prime Finance, Inc.,
5.750%, 4–15–26 (A)	300	325

		537

Trading Companies & Distributors – 1.1%
H&E Equipment Services, Inc.,
3.875%, 12–15–28 (A)	100	100
Herc Holdings, Inc.,
5.500%, 7–15–27 (A)	170	178

		278

Trucking – 1.0%
Uber Technologies, Inc.,
8.000%, 11–1–26 (A)	241	255

Total Industrials – 17.2%		4,478
Information Technology

Application Software – 1.7%
Black Knight InfoServ LLC,
3.625%, 9–1–28 (A)	100	101
NCR Corp.,
5.125%, 4–15–29 (A)	100	103
SS&C Technologies Holdings, Inc.,
5.500%, 9–30–27 (A)	130	138
Veritas U.S., Inc. and Veritas Bermuda Ltd.,
7.500%, 9–1–25 (A)	105	109

		451

Data Processing & Outsourced Services – 0.7%
Exela Intermediate LLC and Exela Finance, Inc.,
10.000%, 7–15–23 (A)	120	93
Square, Inc.,
2.750%, 6–1–26 (A)	93	94

		187

Semiconductors – 0.3%
Microchip Technology, Inc.,
4.250%, 9–1–25	60	63

Systems Software – 0.4%
Symantec Corp.,
5.000%, 4–15–25 (A)	100	102

Total Information Technology – 3.1%		803
Materials

Aluminum – 1.0%
Novelis Corp. (GTD by Novelis, Inc.),
4.750%, 1–30–30 (A)	240	253

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Commodity Chemicals – 1.8%
NOVA Chemicals Corp.:
4.875%, 6–1–24 (A)	$215	$225
5.250%, 6–1–27 (A)	96	101
SCIH Salt Holdings, Inc.,
4.875%, 5–1–28 (A)	150	151

		477

Diversified Metals & Mining – 0.9%
First Quantum Minerals Ltd.,
6.875%, 10–15–27 (A)	230	243

Metal & Glass Containers – 1.6%
Ball Corp.,
2.875%, 8–15–30	43	42
BWAY Holding Co.:
5.500%, 4–15–24 (A)	323	326
7.250%, 4–15–25 (A)	60	60

		428

Paper Packaging – 0.4%
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
4.000%, 10–15–27 (A)	100	99

Specialty Chemicals – 0.8%
Tronox, Inc.,
4.625%, 3–15–29 (A)	100	100
WR Grace Holdings LLC,
5.625%, 8–15–29 (A)	100	103

		203

Total Materials – 6.5%		1,703
Real Estate

Hotel & Resort REITs – 1.3%
Hilton Domestic Operating Co., Inc.:
4.000%, 5–1–31 (A)	100	102
3.625%, 2–15–32 (A)	231	228

		330

Specialized REITs – 5.6%
Iron Mountain, Inc.,
4.500%, 2–15–31 (A)	260	264
SBA Communications Corp.,
3.125%, 2–1–29 (A)	345	334
Uniti Group L.P., Uniti Fiber Holdings, Inc., Uniti Group Finance 2019, Inc. and CSL Capital LLC (GTD by Uniti Group, Inc.),
7.875%, 2–15–25 (A)	500	529
VICI Properties L.P. and VICI Note Co., Inc.,
4.125%, 8–15–30 (A)	320	339

		1,466

Total Real Estate – 6.9%		1,796

2021	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 3.9%
Calpine Corp.:
4.500%, 2–15–28 (A)	$100	$102
5.125%, 3–15–28 (A)	200	203
FirstEnergy Corp.,
3.900%, 7–15–27	111	122
FirstEnergy Corp., Series C,
4.850%, 7–15–47	130	159
NRG Energy, Inc.:
6.625%, 1–15–27	12	12
3.875%, 2–15–32 (A)	100	99
Vistra Operations Co. LLC:
5.625%, 2–15–27 (A)	205	213
5.000%, 7–31–27 (A)	100	103

		1,013

Multi-Utilities – 2.1%
DT Midstream, Inc.,
4.375%, 6–15–31 (A)	285	294

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities (Continued)
MEG Energy Corp.,
7.125%, 2–1–27 (A)	$44	$46
Pacific Gas and Electric Co.,
5.250%, 7–1–30	196	201

		541

Renewable Electricity – 0.4%
HAT Holdings I LLC and HAT Holdings II LLC (GTD by Hannon Armstrong Sustainable Infrastructure Capital, Inc.),
3.375%, 6–15–26 (A)	100	102

Total Utilities – 6.4%		1,656

TOTAL CORPORATE DEBT SECURITIES – 112.2%		$29,189
(Cost: $28,410)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 2.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	549	$549

TOTAL SHORT-TERM SECURITIES – 2.1%		$549
(Cost: $549)

TOTAL INVESTMENT SECURITIES – 114.3%		$29,738
(Cost: $28,959)

LIABILITIES, NET OF CASH AND OTHER ASSETS (D) – (14.3)%		(3,716)

NET ASSETS – 100.0%		$26,022

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $24,175 or 92.9% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(C)	Rate shown is the annualized 7-day yield at September 30, 2021.

(D)	Cash of $200 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	Short	37	12–30–21	7,400	$(8,142)	$3
U.S. 5-Year Treasury Note	Short	85	12–30–21	8,500	(10,433)	51
U.S. 10-Year Treasury Note	Short	77	12–30–21	7,700	(10,134)	104

					$(28,709)	$158

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$29,189	$—
Short-Term Securities	549	—	—
Total	$549	$29,189	$—
Futures Contracts	$158	$—	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND(a) (in thousands)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	101.8%
Information Technology	22.7%
Financials	14.8%
Consumer Discretionary	12.7%
Health Care	11.8%
Industrials	9.8%
Communication Services	9.3%
Consumer Staples	6.9%
Materials	4.8%
Energy	3.7%
Real Estate	2.7%
Utilities	2.6%
Rights	0.0%
Warrants	0.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	-1.8%

Country Weightings

North America	63.5%
United States	60.4%
Other North America	3.1%
Pacific Basin	17.3%
Japan	6.2%
China	3.1%
Other Pacific Basin	8.0%
Europe	20.2%
United Kingdom	4.5%
Other Europe	15.7%
South America	0.6%
Africa	0.2%
Bahamas/Caribbean	0.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	-1.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Microsoft Corp.	United States	Information Technology	Systems Software
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Facebook, Inc., Class A	United States	Communication Services	Interactive Media & Services
Alphabet, Inc., Class A	United States	Communication Services	Interactive Media & Services
Alphabet, Inc., Class C	United States	Communication Services	Interactive Media & Services
Tesla Motors, Inc.	United States	Consumer Discretionary	Automobile Manufacturers
NVIDIA Corp.	United States	Information Technology	Semiconductors
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy ProShares MSCI ACWI Index Fund changed to Delaware Ivy ProShares MSCI ACWI Index Fund.

2021	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I
1-year period ended 9-30-21	23.13%	23.43%	26.61%
5-year period ended 9-30-21	—	—	—
10-year period ended 9-30-21	—	—	—
Since Inception of Class through 9-30-21(4)	11.81%	12.00%	12.72%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I shares are not subject to sales charges.

(3)	Class A and Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares and 4-20-17 for Class I shares (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy ProShares MSCI ACWI Index Fund changed to Delaware Ivy ProShares MSCI ACWI Index Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares		Value
Australia

Consumer Discretionary – 0.2%
Aristocrat Leisure Ltd.	1		$25
Wesfarmers Ltd.	1		52

			77

Consumer Staples – 0.1%
Coles Group Ltd.	2		22
Endeavor Group Ltd.	2		12
Woolworths Ltd.	1		34

			68

Energy – 0.0%
Woodside Petroleum Ltd.	1		22

Financials – 0.6%
Australia and New Zealand Banking Group Ltd.	2		50
Australian Stock Exchange Ltd.	—	*	20
Commonwealth Bank of Australia	2		112
National Australia Bank Ltd.	3		62
QBE Insurance Group Ltd.	3		22
Suncorp Group Ltd.	3		25
Westpac Banking Corp.	3		60

			351

Health Care – 0.2%
Cochlear Ltd.	—	*	21
CSL Ltd.	—	*	88
Sonic Healthcare Ltd.	1		21

			130

Industrials – 0.1%
Brambles Ltd.	3		21
Transurban Group	3		30

			51

Information Technology – 0.0%
Afterpay Ltd. (A)	—	*	23
Computershare Ltd.	2		21

			44

Materials – 0.2%
BHP Group Ltd.	3		71
BHP Group plc	2		51
Fortescue Metals Group Ltd.	2		21
Newcrest Mining Ltd.	1		16
Northern Star Resources Ltd.	1		9

			168

Real Estate – 0.2%
Dexus	2		17
Goodman Group	2		35
Mirvac Group	10		21
Scentre Group	9		19
Stockland Corp. Ltd.	6		20

			112

Total Australia – 1.6%			$1,023

COMMON STOCKS (Continued)	Shares		Value
Austria

Financials – 0.1%
Erste Bank der Oesterreichischen Sparkassen AG	1		$27

Total Austria – 0.1%			$27
Belgium

Consumer Staples – 0.1%
Anheuser-Busch InBev S.A./N.V.	1		42

Financials – 0.1%
ageas N.V.	—	*	17
Groupe Bruxelles Lambert S.A.	—	*	17
KBC Group N.V.	—	*	27
Sofina S.A.	—	*	14

			75

Health Care – 0.0%
UCB S.A./N.V.	—	*	20

Materials – 0.1%
Solvay S.A.	—	*	23
Umicore S.A.	—	*	15

			38

Total Belgium – 0.3%			$175
Bermuda

Financials – 0.0%
Arch Capital Group Ltd. (A)	—	*	18

Total Bermuda – 0.0%			$18
Brazil

Consumer Discretionary – 0.1%
Magazine Luiza S.A.	5		13
MercadoLibre, Inc. (A)	—	*	55

			68

Consumer Staples – 0.0%
Ambev S.A.	8		21
Natura &Co. Holding S.A. (A)	2		16

			37

Energy – 0.1%
Petroleo Brasileiro S.A.	9		44

Financials – 0.2%
B3 S.A. – Brasil, Bolsa, Balcao	9		22
Banco Bradesco S.A.	8		31
Banco do Brasil S.A.	2		13
Itau Unibanco Holdings S.A.	6		31
Itausa Investimentos Itau S.A.	10		20

			117

Industrials – 0.0%
WEG S.A.	3		21

COMMON STOCKS (Continued)	Shares		Value
Materials – 0.1%
Suzano Papel e Cellulose S.A.	2		$15
Vale S.A.	4		55

			70

Total Brazil – 0.5%			$357
Canada

Communication Services – 0.0%
Rogers Communications, Inc., Class B	—	*	16
Shaw Communications, Inc., Class B	1		22

			38

Consumer Discretionary – 0.2%
Canadian Tire Corp. Ltd., Class A	—	*	15
Dollarama, Inc.	—	*	18
Gildan Activewear, Inc.	—	*	15
lululemon athletica, Inc. (A)	—	*	44
Magna International, Inc.	—	*	25
Restaurant Brands International, Inc.	—	*	18

			135

Consumer Staples – 0.1%
Alimentation Couche-Tard, Inc., Class B	1		35
Metro, Inc.	—	*	18

			53

Energy – 0.4%
Canadian Natural Resources Ltd.	1		45
Cenovus Energy, Inc.	2		22
Enbridge, Inc.	2		73
Pembina Pipeline Corp.	1		25
Suncor Energy, Inc.	2		38
TransCanada Corp. (B)	1		50

			253

Financials – 1.2%
Bank of Montreal	1		57
Bank of Nova Scotia (The)	1		63
Brookfield Asset Management, Inc., Class A	1		63
Canadian Imperial Bank of Commerce (B)	—	*	42
Fairfax Financial Holdings Ltd.	—	*	13
IGM Financial, Inc.	—	*	18
Intact Financial Corp.	—	*	27
Manulife Financial Corp.	2		40
National Bank of Canada	—	*	25
Onex Corp.	—	*	14
Power Corp. of Canada	1		21
Royal Bank of Canada	1		113
Sun Life Financial, Inc.	1		32
Toronto-Dominion Bank	2		101

			629

Health Care – 0.0%
Canopy Growth Corp. (A)	1		8

Industrials – 0.2%
Canadian National Railway Co.	1		75
Canadian Pacific Railway Ltd. (B)	1		39
Thomson Reuters Corp.	—	*	14
WSP Global, Inc.	—	*	20

			148

2021	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Information Technology – 0.3%
CGI Group, Inc., Class A (A)	—	*	$22
Constellation Software, Inc.	—	*	34
Nuvei Corp. (A)	—	*	11
Open Text Corp.	—	*	17
Shopify, Inc., Class A (A)	—	*	130

			214

Materials – 0.3%
Agnico-Eagle Mines Ltd.	—	*	17
Barrick Gold Corp.	2		31
CCL Industries, Inc., Class B	—	*	16
First Quantum Minerals Ltd.	1		16
Franco-Nevada Corp.	—	*	31
Kirkland Lake Gold Ltd.	—	*	15
Nutrien Ltd.	1		40
Wheaton Precious Metals Corp.	—	*	16

			182

Real Estate – 0.1%
RioCan	2		29

Utilities – 0.1%
Algonquin Power & Utilities Corp. (B)	1		20
Emera, Inc.	—	*	22
Fortis, Inc.	1		28
Hydro One Ltd.	1		19

			89

Total Canada – 2.9%			$1,778
China

Communication Services – 0.7%
Baidu.com, Inc. ADR (A)	—	*	44
Bilibili, Inc. ADR (A)	—	*	12
NetEase.com, Inc. ADR	—	*	35
Tencent Holdings Ltd.	5		295
Tencent Music Entertainment Group ADR (A)	2		11
Weibo Corp. ADR (A)	—	*	13

			410

Consumer Discretionary – 1.3%
Alibaba Group Holding Ltd. (A)	13		248
ANTA Sports Products Ltd.	1		27
BYD Co. Ltd., H Shares	1		31
Geely Automobile Holdings Ltd.	7		20
Great Wall Motor Co. Ltd.	4		15
Huazhu Group Ltd. ADR (A)	—	*	13
JD.com, Inc. ADR (A)	1		62
Li Auto, Inc. ADR (A)	1		17
Li Ning Co. Ltd.	3		30
Meituan Dianping, Class B (A)	4		118
NIO, Inc. ADR (A)	1		46
Pinduoduo, Inc. ADR (A)	—	*	41
Shenzhou International Group Holdings Ltd.	1		24
Trip.com Group Ltd. ADR (A)	1		18
Vipshop Holdings Ltd. (A)	1		7
Xpeng, Inc. ADR (A)	—	*	15
YUM! Brands, Inc.	1		37

			769

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples – 0.1%
China Mengniu Dairy Co. Ltd.	5		$29

Energy – 0.0%
China Petroleum & Chemical Corp., H Shares	35		17

Financials – 0.6%
BOC Hong Kong (Holdings) Ltd., H Shares	67		24
China Cinda Asset Management Co. Ltd., H Shares	86		15
China Construction Bank Corp.	88		63
China Life Insurance Co. Ltd.	5		16
China Life Insurance Co. Ltd., H Shares	12		19
China Merchants Bank Co. Ltd., H Shares	5		41
China Minsheng Banking Corp. Ltd., H Shares(B)	28		11
China Pacific Insurance (Group) Co. Ltd., H Shares	6		17
CITIC Securities Co. Ltd., H Shares	7		18
Huatai Securities Co. Ltd., H Shares	12		19
Industrial and Commercial Bank of China Ltd., H Shares	54		30
PICC Property and Casualty Co. Ltd., H Shares	22		21
Ping An Insurance (Group) Co. of China Ltd., H Shares	7		49

			343

Health Care – 0.2%
BeiGene Ltd. ADR (A)	—	*	17
CSPC Pharmaceutical Group Ltd.	15		18
WuXi AppTec Co. Ltd., H Shares	1		22
WuXi Biologics (Cayman), Inc. (A)	4		59
Zai Lab Ltd. ADR (A)	—	*	14

			130

Industrials – 0.2%
51job, Inc. ADR (A)	—	*	16
China Conch Venture Holdings Ltd.	5		21
ZTO Express (Cayman), Inc. ADR	1		27

			64

Information Technology – 0.0%
GDS Holdings Ltd. ADR (A)	—	*	12
Kingdee International Software Group Co. Ltd.	4		14
Lightspeed Commerce, Inc. (A)	—	*	14
Sunny Optical Technology (Group) Co. Ltd.	1		24
Xinyi Solar Holdings Ltd.	7		14

			78

Materials – 0.0%
Anhui Conch Cement Co. Ltd., H Shares	3		19

COMMON STOCKS (Continued)	Shares		Value
Real Estate – 0.0%
China Overseas Land & Investment Ltd.	7		$16
Country Garden Holdings Co. Ltd.	2		18
KE Holdings, Inc. ADR (A)	—	*	8
Sunac China Holdings Ltd.	5		11

			53

Utilities – 0.0%
ENN Energy Holdings Ltd.	1		19

Total China – 3.1%			$1,931
Denmark

Consumer Discretionary – 0.0%
Pandora Holding A.S.	—	*	15

Consumer Staples – 0.1%
Carlsberg Group	—	*	25

Financials – 0.0%
Danske Bank A.S.	1		15

Health Care – 0.4%
Coloplast A/S, Class B	—	*	20
Genmab A.S. (A)	—	*	37
Novo Nordisk A/S, Class B	1		139

			196

Industrials – 0.3%
A.P. Moller – Maersk A/S	—	*	30
DSV Panalpina A/S	—	*	50
Vestas Wind Systems A/S	1		39

			119

Materials – 0.0%
Chr. Hansen Holding A/S	—	*	13
Novozymes A/S, Class B	—	*	19

			32

Utilities – 0.1%
Orsted A/S	—	*	29

Total Denmark – 0.9%			$431
Egypt

Financials – 0.1%
Commericial International Bank S.A.E. ADR (A)(B)	10		27

Total Egypt – 0.1%			$27
Finland

Consumer Staples – 0.0%
Kesko Oyj	—	*	15

Energy – 0.0%
Neste Oyj	1		29

18	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.2%
Nordea Bank AB (A)(B)	4		$47
Sampo plc, A Shares	1		31

			78

Industrials – 0.1%
Kone Oyj, Class B	—	*	25

Information Technology – 0.1%
Nokia Oyj	6		31

Materials – 0.1%
UPM-Kymmene Corp.	1		25

Utilities – 0.0%
Fortum Oyj	1		21

Total Finland – 0.5%			$224
France

Communication Services – 0.2%
Orange S.A.	2		26
Publicis Groupe S.A.	—	*	22
Vivendi Universal (B)	1		9

			57

Consumer Discretionary – 0.7%
Compagnie Generale des Etablissements Michelin, Class B	—	*	27
EssilorLuxottica S.A.	—	*	50
Hermes International	—	*	44
LVMH Moet Hennessy – Louis Vuitton	—	*	168
Pinault-Printemps-Redoute S.A.	—	*	50

			339

Consumer Staples – 0.4%
Carrefour S.A.	1		11
Danone S.A.	1		39
L’Oreal	—	*	92
Pernod Ricard S.A.	—	*	42

			184

Energy – 0.2%
TotalEnergies SE (B)	2		100

Financials – 0.3%
Axa S.A.	2		48
BNP Paribas S.A. (B)	1		67
Credit Agricole Group	2		23
Societe Generale S.A.	1		26

			164

Health Care – 0.2%
Eurofins Scientific SE	—	*	18
Sanofi-Aventis	1		95
Sartorius Stedim Biotech S.A.	—	*	17

			130

COMMON STOCKS (Continued)	Shares		Value
Industrials – 0.6%
Airbus SE	1		$70
Alstom	—	*	10
Bouygues S.A.	—	*	12
Compagnie de Saint-Gobain	1		35
Eiffage S.A.	—	*	18
Legrand S.A.	—	*	36
Safran	—	*	39
Schneider Electric S.A.	—	*	73
Teleperformance SE	—	*	28
Vinci	—	*	51

			372

Information Technology – 0.2%
Atos S.A. (A)	—	*	16
Cap Gemini S.A.	—	*	37
Dassault Systemes S.A.	1		38
Edenred S.A.	—	*	21

			112

Materials – 0.2%
Arkema S.A.	—	*	21
L Air Liquide S.A.	—	*	64

			85

Utilities – 0.1%
ENGIE S.A.	2		26
Veolia Environnement S.A. (B)	1		21

			47

Total France – 3.1%			$1,590
Germany

Communication Services – 0.1%
Deutsche Telekom AG, Registered Shares	3		56
Scout24 AG	—	*	12

			68

Consumer Discretionary – 0.5%
adidas AG	—	*	53
Bayerische Motoren Werke AG	—	*	30
Continental AG	—	*	15
Daimler AG	1		65
Delivery Hero SE (A)	—	*	32
HelloFresh SE (A)	—	*	19
Porsche Automobil Holding SE	—	*	21
Vitesco Technologies Group AG (A)	—	*	—	*
Zalando SE (A)	—	*	22

			257

Consumer Staples – 0.0%
Beiersdorf Aktiengesellschaft	—	*	16

Financials – 0.3%
Allianz AG, Registered Shares	—	*	72
Deutsche Bank AG (A)	2		27
Deutsche Boerse AG	—	*	31

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	—	*	$34

			164

Health Care – 0.4%
Bayer AG	1		50
Fresenius Medical Care AG & Co. KGaA	—	*	16
Fresenius SE & Co. KGaA	—	*	23
Merck KGaA	—	*	27
Sartorius AG	—	*	27
Siemens Healthineers AG	—	*	14

			157

Industrials – 0.3%
Brenntag AG	—	*	24
Deutsche Post AG	1		56
MTU Aero Engines Holding AG	—	*	15
Siemens AG	1		105

			200

Information Technology – 0.3%
Infineon Technologies AG	1		49
SAP AG	1		119

			168

Materials – 0.1%
BASF Aktiengesellschaft	1		59
Symrise AG	—	*	26

			85

Real Estate – 0.1%
Deutsche Wohnen AG	—	*	21
Vonovia SE	1		30

			51

Utilities – 0.2%
E.ON AG	2		29
RWE Aktiengesellschaft	1		25

			54

Total Germany – 2.3%			$1,220
Greece

Communication Services – 0.1%
Hellenic Telecommunications Organization S.A. ADR	3		26

Total Greece – 0.1%			$26
Hong Kong

Communication Services – 0.0%
HKT Trust and HKT Ltd.	16		21

Consumer Discretionary – 0.0%
Galaxy Entertainment Group	4		22

2021	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples – 0.0%
China Resources Beer (Holdings) Co. Ltd.	2		$17
WH Group Ltd.	20		15

			32

Financials – 0.3%
AIA Group Ltd.	11		125
BOC Hong Kong (Holdings) Ltd.	4		13
China Taiping Insurance Holdings Co. Ltd.	9		14
Hang Seng Bank Ltd.	1		19
Hong Kong Exchanges and Clearing Ltd.	1		74

			245

Health Care – 0.0%
Sino Biopharmaceutical Ltd.	19		16

Industrials – 0.2%
Cheung Kong (Holdings) Ltd.	6		40
CITIC Pacific Ltd.	13		14
Jardine Matheson Holdings Ltd.	—	*	17
MTR Corp. Ltd.	3		14
Techtronic Industries Co. Ltd.	2		31
Xinyi Glass Holdings Ltd.	4		13

			129

Real Estate – 0.1%
China Resources Land Ltd.	5		19
Henderson Land Development Co. Ltd.	3		11
Link (The)	3		22
Sun Hung Kai Properties Ltd.	2		20
Wharf (Holdings) Ltd. (The)	3		16

			88

Utilities – 0.3%
Beijing Enterprises Holdings Ltd.	7		27
China Gas Holdings Ltd.	5		15
China Longyuan Power Group Corp. Ltd., H Shares	6		15
CLP Holdings Ltd.	2		23
Hong Kong & China Gas Co. Ltd.	15		23
Power Assets Holdings Ltd.	4		21

			124

Total Hong Kong – 0.9%			$677
India

Consumer Discretionary – 0.1%
Tata Motors Ltd. ADR (A)(B)	2		44

Energy – 0.3%
Reliance Industries Ltd. GDR (C)	2		143

Financials – 0.2%
ICICI Bank Ltd. ADR	5		100

Health Care – 0.1%
Dr. Reddy’s Laboratories Ltd. ADR	1		56

Industrials – 0.2%
Larsen & Toubro Ltd. GDR (B)	4		94

COMMON STOCKS (Continued)	Shares		Value
Information Technology – 0.3%
Infosys Technologies Ltd. ADR	5		$120
Wipro Ltd. ADR	7		62

			182

Materials – 0.1%
Vedanta Ltd. ADR	3		41

Total India – 1.3%			$660
Indonesia

Communication Services – 0.1%
PT Telekom Indonesia Tbk	102		26

Financials – 0.1%
Bank Central Asia Tbk PT	17		42
PT Bank Mandiri (Persero) Tbk	48		20
PT Bank Rakyat Indonesia	88		23

			85

Total Indonesia – 0.2%			$111
Ireland

Consumer Discretionary – 0.1%
Flutter Entertainment plc (A)	—	*	30

Consumer Staples – 0.1%
Kerry Group plc, Class A	—	*	30

Health Care – 0.2%
Medtronic plc	1		135

Industrials – 0.1%
Trane Technologies plc	—	*	36

Information Technology – 0.3%
Accenture plc, Class A	1		164

Materials – 0.1%
James Hardie Industries plc, Class C	1		22
Smurfit Kappa Group plc	1		27

			49

Total Ireland – 0.9%			$444
Israel

Information Technology – 0.0%
NICE Systems Ltd. ADR (A)	—	*	19
SolarEdge Technologies, Inc. (A)	—	*	15
Wix.com Ltd. (A)	—	*	11

			45

Total Israel – 0.0%			$45
Italy

Consumer Discretionary – 0.1%
Ferrari N.V.	—	*	26
Moncler S.p.A.	—	*	21
Stellantis N.V.	2		30

			77

COMMON STOCKS (Continued)	Shares		Value
Energy – 0.1%
Eni S.p.A.	3		$36

Financials – 0.2%
Assicurazioni Generali S.p.A.	1		19
Banca Intesa S.p.A.	13		37
FinecoBank S.p.A.	1		17
Mediobanca S.p.A.	2		19
UniCredit S.p.A.	2		26

			118

Industrials – 0.0%
Prysmian S.p.A.	—	*	16

Utilities – 0.1%
ENEL S.p.A.	7		53
Snam S.p.A.	3		18
Terna Rete Elettrica Nazionale S.p.A.	3		20

			91

Total Italy – 0.5%			$338
Japan

Communication Services – 0.5%
KDDI Corp.	1		46
Nexon Co. Ltd.	1		12
Nintendo Co. Ltd.	—	*	50
Nippon Telegraph and Telephone Corp. (B)	1		25
SoftBank Corp.	2		33
SoftBank Group Corp.	1		65
Z Holdings Corp.	3		19

			250

Consumer Discretionary – 1.2%
Bandai Namco Holdings, Inc.	—	*	19
Bridgestone Corp.	1		26
Denso Corp.	1		34
Fast Retailing Co. Ltd.	—	*	41
Honda Motor Co. Ltd. (B)	1		41
Nissan Motor Co. Ltd.	3		15
Nitori Co. Ltd.	—	*	20
Oriental Land Co. Ltd.	—	*	38
Pan Pacific International Holdings Corp.	1		16
Panasonic Corp. (B)	2		29
Rakuten, Inc.	1		10
Sekisui House Ltd.	1		21
Shimano, Inc.	—	*	24
Sony Group Corp.	1		114
Suzuki Motor Corp.	—	*	17
Toyota Industries Corp.	—	*	20
Toyota Motor Corp.	9		158

			643

Consumer Staples – 0.6%
Aeon Co. Ltd.	1		23
Ajinomoto Co., Inc.	1		22
Asahi Breweries Ltd.	1		25
Japan Tobacco, Inc.	1		17
Kao Corp.	1		32
Kikkoman Corp. (B)	—	*	21

20	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples (Continued)
Kirin Brewery Co. Ltd.	1		$20
Seven & i Holdings Co. Ltd.	1		33
Shiseido Co. Ltd.	—	*	30
Unicharm Corp.	—	*	21
Yakult Honsha Co. Ltd.	—	*	12

			256

Financials – 0.6%
Dai-ichi Mutual Life Insurance Co. (The)	1		26
Daiwa Securities Group, Inc. (B)	3		18
Japan Exchange Group, Inc.	1		17
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (B)	10		58
Mizuho Financial Group, Inc.	2		28
MS&AD Insurance Group Holdings, Inc. (B)	1		21
Nomura Holdings, Inc.	4		19
ORIX Corp.	2		34
Resona Holdings, Inc. (B)	4		16
Sompo Holdings, Inc.	—	*	19
Sumitomo Mitsui Financial Group, Inc. (B)	1		42
Sumitomo Mitsui Trust Holdings, Inc. (B)	1		21
T&D Holdings, Inc.	1		16
Tokio Marine Holdings, Inc. (B)	1		35

			370

Health Care – 0.7%
Astellas Pharma, Inc.	2		31
Chugai Pharmaceutical Co. Ltd.	1		26
Daiichi Sankyo Co. Ltd.	2		45
Eisai Co. Ltd.	—	*	22
Hoya Corp.	—	*	56
M3, Inc.	—	*	35
Olympus Corp.	1		27
Ono Pharmaceutical Co. Ltd.	1		17
Otsuka Holdings Co. Ltd.	1		23
Shionogi & Co. Ltd.	—	*	25
Sysmex Corp.	—	*	23
Takeda Pharmaceutical Co. Ltd. (B)	1		48
Terumo Corp.	1		33

			411

Industrials – 1.1%
Central Japan Railway Co.	—	*	23
Daifuku Co. Ltd.	—	*	16
Daikin Industries Ltd.	—	*	51
East Japan Railway Co.	—	*	22
FANUC Ltd.	—	*	45
Hankyu Hanshin Holdings, Inc.	1		16
Hitachi Ltd.	1		53
ITOCHU Corp. (B)	1		37
Komatsu Ltd.	1		24
Kubota Corp.	1		26
LIXIL Group Corp.	—	*	13
Makita Corp.	—	*	15
Marubeni Corp.	2		20
Minebea Mitsumi, Inc.	1		15
MISUMI Group, Inc.	—	*	18
Mitsubishi Corp.	1		41

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
Mitsubishi Electric Corp.	2		$26
Mitsui & Co. Ltd. (B)	2		36
Nidec Corp.	—	*	50
Nihon M&A Center, Inc.	1		21
Odakyu Electric Railway Co. Ltd.	1		15
Recruit Holdings Co. Ltd.	1		75
Secom Co. Ltd.	—	*	23
SG Holdings Co. Ltd.	1		15
SMC Corp.	—	*	32
Sumitomo Corp. (B)	1		20
Toshiba Corp.	1		21
Toyota Tsusho Corp.	—	*	15
YASKAWA Electric Corp.	—	*	21

			805

Information Technology – 1.0%
Advantest Corp.	—	*	23
Canon, Inc.	1		21
FUJIFILM Holdings Corp.	—	*	31
Fujitsu Ltd.	—	*	35
Hamamatsu Photonics K.K.	—	*	19
Keyence Corp.	—	*	104
Kyocera Corp.	—	*	23
Lasertec Corp.	—	*	23
Murata Manufacturing Co. Ltd.	1		52
Nomura Research Institute Ltd.	1		20
OBIC Co. Ltd.	—	*	19
OMRON Corp.	—	*	26
Renesas Electronics Corp. (A)	1		15
ROHM Co. Ltd.	—	*	16
Shimadzu Corp.	—	*	19
TDK Corp.	1		20
Tokyo Electron Ltd.	—	*	63

			529

Materials – 0.1%
Asahi Kasei Corp.	2		24
Mitsubishi Chemical Holdings Corp. (B)	2		21
Mitsui Chemicals, Inc.	—	*	14
Nippon Steel Corp.	1		20
Nissan Chemical Corp.	—	*	15
Nitto Denko Corp. (B)	—	*	21
Shin-Etsu Chemical Co. Ltd.	—	*	57
Sumitomo Chemical Co. Ltd. (B)	4		21

			193

Real Estate – 0.4%
Daiwa House Industry Co. Ltd.	1		24
Mitsubishi Estate Co. Ltd.	1		23
Mitsui Fudosan Co. Ltd.	1		24
Nippon Building Fund, Inc.	—	*	33
Sumitomo Realty & Development Co. Ltd.	—	*	17

			121

Utilities – 0.0%
Tohoku Electric Power Co., Inc.	2		11
Tokyo Gas Co. Ltd.	1		12

			23

Total Japan – 6.2%			$3,601

COMMON STOCKS (Continued)	Shares		Value
Jersey

Health Care – 0.0%
NovoCure Ltd. (A)	—	*	$10

Total Jersey – 0.0%			$10
Luxembourg

Materials – 0.0%
ArcelorMittal	1		19

Total Luxembourg – 0.0%			$19
Macau

Consumer Discretionary – 0.0%
Sands China Ltd.	8		16
Wynn Macau Ltd. (B)	16		13

			29

Total Macau – 0.0%			$29
Malaysia

Consumer Staples – 0.1%
Nestle (Malaysia) Berhad	1		25

Financials – 0.1%
CIMB Group Holdings Berhad	18		20
Malayan Banking Berhad	10		20
Public Bank Berhad	26		25

			65

Materials – 0.0%
Press Metal Aluminum Holdings Berhad	12		17

Utilities – 0.0%
Tenaga Nasional Berhad	8		19

Total Malaysia – 0.2%			$126
Mexico

Communication Services – 0.1%
America Movil S.A.B. de C.V., Series L	42		37

Consumer Staples – 0.1%
Fomento Economico Mexicano S.A.B. de C.V.	3		23
Wal-Mart de Mexico S.A.B. de C.V.	6		20

			43

Financials – 0.0%
Grupo Financiero Banorte S.A.B. de C.V.	3		22

Materials – 0.0%
CEMEX S.A.B. de C.V.	24		17
Grupo Mexico S.A.B. de C.V.	5		20

			37

Total Mexico – 0.2%			$139

2021	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Netherlands

Communication Services – 0.0%
Koninklijke KPN N.V.	6		$18
Universal Music Group N.V. (A)(B)	1		19

			37

Consumer Discretionary – 0.1%
Just Eat Takeaway.com N.V. (A)	—	*	11
Prosus N.V.	1		75

			86

Consumer Staples – 0.2%
Heineken Holding N.V.	—	*	16
Heineken N.V. (B)	—	*	32
Koninklijke Ahold Delhaize N.V.	1		33

			81

Energy – 0.2%
Royal Dutch Shell plc, Class A	4		80
Royal Dutch Shell plc, Class B	3		72

			152

Financials – 0.1%
Aegon N.V.	3		17
ING Groep N.V., Certicaaten Van Aandelen	3		50
NN Group N.V.	—	*	19

			86

Health Care – 0.1%
Koninklijke Philips Electronics N.V., Ordinary Shares	1		37
Qiagen N.V. (A)	—	*	14

			51

Industrials – 0.1%
Wolters Kluwer N.V.	—	*	30

Information Technology – 0.8%
Adyen N.V. (A)	—	*	50
ASM International N.V.	—	*	21
ASML Holding N.V., Ordinary Shares	—	*	265
NXP Semiconductors N.V.	—	*	56

			392

Materials – 0.1%
Akzo Nobel N.V.	—	*	26
Koninklijke DSM N.V.	—	*	37

			63

Total Netherlands – 1.7%			$978
New Zealand

Communication Services – 0.1%
Spark New Zealand Ltd. ADR	2		37

Total New Zealand – 0.1%			$37

COMMON STOCKS (Continued)	Shares		Value
Norway

Communication Services – 0.0%
Telenor ASA	1		$19

Consumer Staples – 0.0%
Orkla ASA	2		14

Energy – 0.1%
Equinor ASA	1		28

Financials – 0.1%
DNB ASA (A)	1		27

Total Norway – 0.2%			$88
Peru

Materials – 0.0%
Southern Copper Corp.	—	*	14

Total Peru – 0.0%			$14
Philippines

Financials – 0.0%
Bank of the Philippine Islands	12		20

Industrials – 0.0%
International Container Terminal Services, Inc.	5		20
JG Summit Holdings, Inc.	12		15

			35

Real Estate – 0.0%
Ayala Land, Inc.	22		14

Total Philippines – 0.0%			$69
Poland

Energy – 0.0%
Polski Koncern Naftowy Orlen S.A.	1		17

Financials – 0.0%
Bank Pekao S.A.	1		21
PKO Bank Polski S.A. (A)	2		22
Powszechny Zaklad Ubezpieczen S.A.	2		19

			62

Materials – 0.0%
KGHM Polska Miedz S.A.	—	*	13

Total Poland – 0.0%			$92
Portugal

Utilities – 0.0%
EDP—Energias de Portugal S.A.	4		19

Total Portugal – 0.0%			$19

COMMON STOCKS (Continued)	Shares		Value
Romania

Real Estate – 0.0%
NEPI Rockcastle plc	2		$12

Total Romania – 0.0%			$12
Russia

Communication Services – 0.1%
Mobile TeleSystems OJSC ADR	2		22

Consumer Staples – 0.0%
Magnit PJSC GDR	1		22

Energy – 0.3%
OAO Novatek GDR	—	*	32
Open Joint Stock Co. Gazprom ADR	6		60
PJSC LUKOIL ADR	1		52
Tatneft PJSC	1		24

			168

Financials – 0.1%
Sberbank of Russia PJSC ADR	3		56

Materials – 0.1%
MMC Norilsk Nickel PJSC ADR	1		29

Total Russia – 0.6%			$297
Singapore

Communication Services – 0.0%
Sea Ltd. ADR (A)	—	*	24
Singapore Telecommunications Ltd.	13		23

			47

Consumer Staples – 0.0%
Wilmar International Ltd.	10		30

Financials – 0.4%
DBS Group Holdings Ltd.	2		42
Oversea-Chinese Banking Corp. Ltd.	3		29
Singapore Exchange Ltd.	3		23
United Overseas Bank Ltd.	2		30

			124

Industrials – 0.1%
Keppel Corp. Ltd.	5		18
Singapore Airlines Ltd.	5		17

			35

Real Estate – 0.0%
CapitaLand Integrated Commercial Trust	—	*	—	*
CapitaLand Investment Ltd. (A)	7		18
City Developments Ltd.	3		16
UOL Group Ltd.	4		20

			54

Total Singapore – 0.5%			$290

22	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
South Africa

Communication Services – 0.1%
MTN Group Ltd.	2		$20
Naspers Ltd., Class N	—	*	37

			57

Energy – 0.0%
Thungela Resources Ltd. (A)	—	*	—	*

Financials – 0.1%
Absa Group Ltd. (B)	2		16
Capitec Bank Holdings Ltd.	—	*	14
FirstRand Ltd.	7		28
Standard Bank Group Ltd.	2		19

			77

Materials – 0.0%
AngloGold Ashanti Ltd.	1		10
Gold Fields Ltd. (B)	1		10
Impala Platinum Holdings Ltd. (B)	1		13
Mondi plc	1		23
Sibanye-Stillwater Ltd. (B)	4		12

			68

Total South Africa – 0.2%			$202
South Korea

Communication Services – 0.2%
Kakao Corp.	—	*	34
Naver Corp.	—	*	43
NCsoft Corp.	—	*	13

			90

Consumer Discretionary – 0.1%
Hyundai Mobis	—	*	21
Hyundai Motor Co.	—	*	31
Kia Corp.	—	*	25
LG Electronics, Inc.	—	*	18

			95

Consumer Staples – 0.1%
Korea Tobacco & Ginseng Corp.	—	*	24
LG Household & Health Care Ltd.	—	*	19

			43

Energy – 0.0%
SK Innovation Co. Ltd.	—	*	17

Financials – 0.1%
Hana Financial Group, Inc.	1		21
KB Financial Group, Inc.	1		26
Shinhan Financial Group Co. Ltd.	1		24

			71

Health Care – 0.1%
Celltrion, Inc. (A)	—	*	24
Samsung BioLogics Co. Ltd. (A)	—	*	17

			41

COMMON STOCKS (Continued)	Shares		Value
Industrials – 0.0%
HMM Co. Ltd. (A)	—	*	$9
Korean Air Lines Co. Ltd.	1		15

			24

Information Technology – 0.6%
LG Display Co. Ltd.	1		11
Samsung Electro-Mechanics Co. Ltd.	—	*	21
Samsung Electronics Co. Ltd.	4		248
Samsung SDI Co. Ltd.	—	*	41
SK Hynix, Inc.	1		46

			367

Materials – 0.2%
LG Chem Ltd.	—	*	38
POSCO	—	*	29

			67

Utilities – 0.0%
Korea Electric Power Corp.	1		11

Total South Korea – 1.4%			$826
Spain

Communication Services – 0.1%
Cellnex Telecom SAU	—	*	22
Telefonica S.A. (A)	5		25

			47

Consumer Discretionary – 0.1%
Industria de Diseno Textil S.A.	1		40

Energy – 0.0%
Repsol YPF S.A.	1		19

Financials – 0.2%
Banco Bilbao Vizcaya Argentaria S.A.	7		44
Banco Santander S.A.	15		56
CaixaBank S.A.	5		15

			115

Industrials – 0.1%
Aena S.A. (A)	—	*	18
Ferrovial S.A.	1		18

			36

Information Technology – 0.1%
Amadeus IT Holding S.A.	1		33

Utilities – 0.1%
Iberdrola S.A.	5		48

Total Spain – 0.7%			$338
Sweden

Consumer Discretionary – 0.1%
Autoliv, Inc.	—	*	12
Evolution Gaming Group AB	—	*	26
H & M Hennes & Mauritz AB	1		17

			55

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples – 0.0%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	1		$21
Swedish Match AB	2		20

			41

Financials – 0.1%
EQT AB	—	*	14
Investor AB, B Shares (A)	2		38
Skandinaviska Enskilda Banken AB, Series A	2		23
Svenska Handelsbanken AB, Class A	2		22
Swedbank AB	1		22

			119

Industrials – 0.3%
AB Volvo, Class B	2		35
Alfa Laval AB	—	*	16
Assa Abloy AB, Class B	1		28
Atlas Copco AB, Class A	1		59
Epiroc AB, Class A (A)	1		23
Sandvik AB	1		25

			186

Information Technology – 0.2%
Hexagon AB, Class B	2		36
Telefonaktiebolaget LM Ericsson, B Shares (B)	3		35

			71

Total Sweden – 0.7%			$472
Switzerland

Communication Services – 0.0%
Swisscom AG, Registered Shares	—	*	17

Consumer Discretionary – 0.1%
Compagnie Financiere Richemont S.A.	—	*	51
Swatch Group Ltd. (The), Bearer Shares	—	*	12

			63

Consumer Staples – 0.5%
Chocoladefabriken Lindt & Sprungli AG	—	*	22
Nestle S.A., Registered Shares	2		284

			306

Financials – 0.5%
Chubb Ltd.	—	*	65
Credit Suisse Group AG, Registered Shares	3		27
Julius Baer Group Ltd.	—	*	22
Partners Group Holding AG	—	*	42
Swiss Life Holding Zurich	—	*	21
Swiss Re Ltd.	—	*	23
UBS Group AG	3		53
Zurich Financial Services, Registered Shares	—	*	53

			306

2021	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Health Care – 1.1%
Alcon, Inc.	—	*	$38
Lonza Group Ltd., Registered Shares	—	*	43
Novartis AG, Registered Shares	2		149
Roche Holdings AG, Genusscheine	1		220
Sonova Holding AG	—	*	26
Straumann Holding AG	—	*	27
Vifor Pharma AG	—	*	16

			519

Industrials – 0.2%
ABB Ltd.	2		55
Ferguson plc	—	*	24
Geberit AG, Registered	—	*	44
Kuehne & Nagel International AG	—	*	23
Schindler Holding AG	—	*	18
SGS S.A.	—	*	20

			184

Information Technology – 0.2%
Logitech International S.A., Registered Shares	—	*	21
STMicroelectronics N.V.	1		34
TEMENOS Group AG	—	*	16

			71

Materials – 0.4%
Givaudan S.A., Registered Shares	—	*	37
Glencore International plc	10		47
Holcim Ltd.	1		28
Sika AG	—	*	41

			153

Total Switzerland – 3.0%			$1,619
Taiwan

Communication Services – 0.0%
Chunghwa Telecom Co. Ltd.	4		16

Consumer Discretionary – 0.0%
Hotai Motor Co. Ltd.	1		16

Consumer Staples – 0.0%
President Chain Store Corp.	2		17
Uni-President Enterprises Corp.	9		22

			39

Financials – 0.3%
Cathay Financial Holding Co. Ltd.	8		17
Chailease Holding Co. Ltd.	2		20
Chinatrust Financial Holding Co. Ltd.	32		26
E.Sun Financial Holding Co. Ltd.	28		26
First Commercial Bank Co. Ltd.	27		22
Fubon Financial Holding Co. Ltd.	9		26
Mega Financial Holding Co.	16		18
Yuanta Financial Holdings Co. Ltd.	30		27

			182

Industrials – 0.0%
Airtac International Group	—	*	15

COMMON STOCKS (Continued)	Shares		Value
Information Technology – 1.2%
Advanced Semiconductor Engineering, Inc.	5		$18
Asustek Computer, Inc.	1		17
Delta Electronics, Inc.	3		25
GlobalWafers Co. Ltd.	—	*	13
Hon Hai Precision Industry Co. Ltd.	12		46
Largan Precision Co. Ltd.	—	*	14
MediaTek, Inc.	2		50
Novatek Microelectronics Corp.	1		14
Quanta Computer, Inc.	6		15
Realtek Semiconductor Corp.	1		16
Silergy Corp.	—	*	19
Taiwan Semiconductor Manufacturing Co. Ltd.	21		432
United Microelectronics Corp.	13		30

			709

Materials – 0.2%
China Steel Corp.	17		23
Formosa Chemicals & Fiber Corp.	6		19
Formosa Plastics Corp.	6		23
Nan Ya Plastics Corp.	9		28
Taiwan Cement Corp.	11		21

			114

Total Taiwan – 1.7%			$1,091
Thailand

Consumer Staples – 0.0%
CP ALL plc	14		25

Energy – 0.0%
PTT Public Co. Ltd.	19		22

Financials – 0.0%
Bangkok Bank Public Co. Ltd.	33		22

Industrials – 0.0%
Airports of Thailand Public Co. Ltd.	9		16
BTS Group Holdings Public Co. Ltd.	55		15

			31

Materials – 0.0%
Siam Cement Public Co. Ltd. (The)	1		15

Total Thailand – 0.0%			$115
Turkey

Communication Services – 0.0%
Turkcell Iletisim Hizmetleri A.S.	4		17

Financials – 0.0%
Akbank T.A.S. ADR	8		10
Turkiye Garanti Bankasi A.S. ADR	10		11

			21

Total Turkey – 0.0%			$38

COMMON STOCKS (Continued)	Shares		Value
United Kingdom

Communication Services – 0.2%
BT Group plc (A)	10		$22
Informa plc (A)	2		18
Vodafone Group plc	26		40
WPP Group plc	2		23

			103

Consumer Discretionary – 0.3%
Aptiv plc (A)	—	*	37
Barratt Developments plc	2		17
Burberry Group plc	1		14
Compass Group plc	2		40
NEXT plc	—	*	21
Persimmon plc	1		21

			150

Consumer Staples – 0.8%
Associated British Foods plc	—	*	11
British American Tobacco plc	2		67
Coca-Cola Europacific Partners plc	—	*	15
Coca-Cola HBC AG	1		22
Diageo plc	2		97
Imperial Tobacco Group plc	1		21
Ocado Group plc (A)	1		14
Reckitt Benckiser Group plc	1		52
Tesco plc	8		26
Unilever plc	2		125
Wm Morrison Supermarkets plc (A)	3		13

			463

Energy – 0.1%
BP plc	17		78

Financials – 1.1%
3i Group plc	1		26
Aon plc	—	*	56
Aviva plc	4		24
Barclays plc	17		43
HSBC Holdings plc	18		92
Legal & General Group plc	7		27
Lloyds Banking Group plc	68		42
London Stock Exchange Group plc, New Ordinary Shares	—	*	31
Prudential plc	2		44
Standard Chartered plc	4		21
Standard Life Aberdeen plc	4		14
Willis Towers Watson plc	—	*	31

			451

Health Care – 0.6%
AstraZeneca plc	1		157
AstraZeneca plc ADR	—	*	—	*
GlaxoSmithKline plc	4		83
Hikma Pharmaceuticals plc	1		29
Smith & Nephew plc	1		18

			287

Industrials – 0.5%
Ashtead Group plc	—	*	34
BAE Systems plc	3		24

24	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
Bunzl plc	1		$17
Experian plc	1		39
IHS Markit Ltd.	—	*	42
Intertek Group plc	—	*	15
RELX plc	2		49
Rolls-Royce Group plc	10		19
Spirax-Sarco Engineering plc	—	*	19

			258

Information Technology – 0.0%
Halma plc	1		24
Sage Group plc	2		17

			41

Materials – 0.7%
Amcor plc	2		24
Anglo American plc	1		44
Croda International plc	—	*	23
Evraz plc	2		17
Linde plc	—	*	132
Rio Tinto Ltd.	—	*	33
Rio Tinto plc	1		68

			341

Utilities – 0.2%
National Grid plc	3		41
SSE plc	1		26

			67

Total United Kingdom – 4.5%			$2,239
United States

Communication Services – 6.7%
Activision Blizzard, Inc.	1		39
Alphabet, Inc., Class A (A)	—	*	666
Alphabet, Inc., Class C (A)	—	*	663
AMC Entertainment Holdings, Inc., Class A (A)(B)	—	*	19
AT&T, Inc.	6		158
Cable One, Inc. (A)	—	*	5
Charter Communications, Inc., Class A (A)	—	*	92
Comcast Corp., Class A	4		209
Discovery, Inc. (A)	—	*	12
Electronic Arts, Inc.	—	*	34
Facebook, Inc., Class A (A)	2		682
Fox Corp., Class A	—	*	20
IAC/InterActiveCorp (A)	—	*	13
Interpublic Group of Cos., Inc. (The)	—	*	15
Liberty Broadband Corp. (A)	—	*	28
Liberty Global, Inc., Series C (A)	—	*	11
Live Nation, Inc. (A)	—	*	14
Lumen Technologies, Inc.	1		13
Match Group, Inc. (A)	—	*	37
Netflix, Inc. (A)	—	*	228
Omnicom Group, Inc.	—	*	17
Pinterest, Inc., Class A (A)	—	*	25
Roku, Inc. (A)	—	*	31
Snap, Inc., Class A (A)	1		63

COMMON STOCKS (Continued)	Shares		Value
Communication Services (Continued)
Take-Two Interactive Software, Inc. (A)	—	*	$19
T-Mobile U.S., Inc. (A)	1		68
Twitter, Inc. (A)	1		35
Verizon Communications, Inc.	3		182
ViacomCBS, Inc., Class B	1		22
Walt Disney Co. (The)	2		256
Zillow, Inc. (A)	—	*	18

			3,694

Consumer Discretionary – 7.3%
Advance Auto Parts, Inc.	—	*	16
Amazon.com, Inc. (A)	—	*	1,265
AutoZone, Inc. (A)	—	*	42
Bath & Body Works, Inc.	—	*	14
Best Buy Co., Inc.	—	*	24
Booking Holdings, Inc. (A)	—	*	83
Burlington Stores, Inc. (A)	—	*	22
Caesars Entertainment, Inc. (A)	—	*	23
CarMax, Inc. (A)	—	*	20
Carnival Corp. (A)	1		19
Carvana Co. (A)	—	*	21
Chipotle Mexican Grill, Inc., Class A (A)	—	*	44
D.R. Horton, Inc.	—	*	27
Darden Restaurants, Inc.	—	*	22
Dollar General Corp.	—	*	44
Dollar Tree, Inc. (A)	—	*	25
Domino’s Pizza, Inc.	—	*	20
DoorDash, Inc., Class A (A)	—	*	17
DraftKings, Inc., Class A (A)	—	*	16
eBay, Inc.	1		43
Etsy, Inc. (A)	—	*	25
Expedia, Inc. (A)	—	*	27
Ford Motor Co. (A)	3		38
Garmin Ltd.	—	*	25
General Motors Co. (A)	1		58
Genuine Parts Co.	—	*	21
Hasbro, Inc.	—	*	13
Hilton Worldwide Holdings, Inc. (A)	—	*	32
Home Depot, Inc. (The)	1		289
Las Vegas Sands, Inc. (A)	—	*	11
Lennar Corp.	—	*	19
LKQ Corp. (A)	—	*	21
Lowe’s Co., Inc.	1		125
Marriott International, Inc., Class A (A)	—	*	33
McDonalds Corp.	1		151
MGM Resorts International	—	*	16
NIKE, Inc., Class B	1		155
NVR, Inc. (A)	—	*	19
O’Reilly Automotive, Inc. (A)	—	*	40
Peloton Interactive, Inc., Class A (A)	—	*	19
Pool Corp.	—	*	21
Pulte Homes, Inc.	—	*	13
Ross Stores, Inc.	—	*	31
Royal Caribbean Cruises Ltd. (A)	—	*	18
Starbucks Corp.	1		110
Target Corp.	—	*	98
Tesla Motors, Inc. (A)	1		540
TJX Cos., Inc. (The)	1		70

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
Tractor Supply Co.	—	*	$28
Ulta Beauty, Inc. (A)	—	*	23
V.F. Corp.	—	*	26
Vail Resorts, Inc.	—	*	16
Wayfair, Inc., Class A (A)	—	*	17
Whirlpool Corp.	—	*	15
YUM! Brands, Inc.	—	*	28

			3,998

Consumer Staples – 3.5%
Altria Group, Inc.	2		75
Archer Daniels Midland Co.	1		31
Brown-Forman Corp., Class B	—	*	19
Campbell Soup Co.	—	*	10
Church & Dwight Co., Inc.	—	*	24
Clorox Co. (The)	—	*	24
Coca-Cola Co. (The)	3		172
Colgate-Palmolive Co.	1		53
ConAgra Foods, Inc.	1		19
Constellation Brands, Inc.	—	*	35
Costco Wholesale Corp.	—	*	164
Estee Lauder Co., Inc. (The), Class A	—	*	60
General Mills, Inc.	1		32
Hershey Foods Corp.	—	*	27
Hormel Foods Corp.	—	*	15
J.M. Smucker Co. (The)	—	*	19
Kellogg Co.	—	*	20
Keurig Dr Pepper, Inc.	1		21
Kimberly-Clark Corp.	—	*	39
Kraft Foods Group, Inc.	1		27
Kroger Co. (The)	1		26
Lamb Weston Holdings, Inc.	—	*	12
McCormick & Co., Inc.	—	*	16
Mondelez International, Inc., Class A	1		71
Monster Beverage Corp. (A)	—	*	26
PepsiCo, Inc.	1		167
Philip Morris International, Inc.	1		122
Procter & Gamble Co. (The)	2		281
Sysco Corp.	—	*	37
Tyson Foods, Inc.	—	*	26
Walgreen Co.	1		31
Wal-Mart Stores, Inc.	1		172

			1,873

Energy – 1.9%
Baker Hughes, Inc.	1		14
Cheniere Energy, Inc.	—	*	27
Chevron Corp.	2		160
ConocoPhillips	1		80
Devon Energy Corp.	1		22
EOG Resources, Inc.	1		44
Exxon Mobil Corp.	3		203
Halliburton Co.	1		19
Hess Corp.	—	*	24
Kinder Morgan, Inc.	2		33
Marathon Petroleum Corp.	1		40
Occidental Petroleum Corp.	1		26
ONEOK, Inc.	—	*	29
Phillips 66	—	*	31
Pioneer Natural Resources Co.	—	*	31
Schlumberger Ltd.	1		40

2021	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Energy (Continued)
Valero Energy Corp.	—	*	$30
Williams Co., Inc. (The)	1		32

			885

Financials – 6.5%
Aflac, Inc.	1		29
Allstate Corp. (The)	—	*	29
American Express Co.	1		95
American International Group, Inc.	1		39
Ameriprise Financial, Inc.	—	*	32
Annaly Capital Management, Inc.	4		30
Arthur J. Gallagher & Co.	—	*	31
Bank of America Corp.	6		266
Bank of New York Mellon Corp. (The)	1		39
Berkshire Hathaway, Inc., Class B (A)	1		289
BlackRock, Inc., Class A	—	*	115
Blackstone Group, Inc. (The), Class A	1		61
Capital One Financial Corp.	—	*	63
Charles Schwab Corp. (The)	1		92
Chicago Board Options Exchange, Inc.	—	*	16
Cincinnati Financial Corp.	—	*	19
Citigroup, Inc.	2		119
Citizens Financial Group, Inc.	—	*	18
CME Group, Inc.	—	*	62
Discover Financial Services	—	*	36
FactSet Research Systems, Inc.	—	*	19
Fifth Third Bancorp	1		32
First Republic Bank	—	*	33
FNF Group	1		27
Franklin Resources, Inc.	—	*	12
Globe Life, Inc.	—	*	14
Goldman Sachs Group, Inc. (The)	—	*	109
Hartford Financial Services Group, Inc. (The)	—	*	27
Huntington Bancshares, Inc.	1		23
Intercontinental Exchange, Inc.	1		58
Jackson Financial, Inc., Class A (A)	—	*	—	*
JPMorgan Chase & Co.	2		404
KeyCorp	1		24
KKR & Co.	1		32
M&T Bank Corp.	—	*	22
Markel Corp. (A)	—	*	20
MarketAxess Holdings, Inc.	—	*	17
Marsh & McLennan Cos., Inc.	—	*	65
MetLife, Inc.	1		40
Moody’s Corp.	—	*	52
Morgan Stanley	1		116
MSCI, Inc., Class A	—	*	44
NASDAQ, Inc.	—	*	26
Northern Trust Corp.	—	*	24
PNC Financial Services Group, Inc. (The)	—	*	68
Principal Financial Group, Inc.	—	*	17
Progressive Corp. (The)	—	*	35
Prudential Financial, Inc.	—	*	35
Raymond James Financial, Inc.	—	*	14
Regions Financial Corp.	1		22
S&P Global, Inc.	—	*	90
State Street Corp.	—	*	31
SVB Financial Group (A)	—	*	31

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Synchrony Financial	1		$29
T. Rowe Price Group, Inc.	—	*	45
Travelers Co., Inc. (The)	—	*	32
Truist Financial Corp.	1		69
U.S. Bancorp	1		69
Wells Fargo & Co.	3		160

			3,467

Health Care – 7.5%
10x Genomics, Inc., Class A (A)	—	*	14
Abbott Laboratories	1		167
AbbVie, Inc.	1		159
Abiomed, Inc. (A)	—	*	16
Agilent Technologies, Inc.	—	*	44
Align Technology, Inc. (A)	—	*	44
Alnylam Pharmaceuticals, Inc. (A)	—	*	18
AmerisourceBergen Corp.	—	*	19
Amgen, Inc.	—	*	104
Anthem, Inc.	—	*	77
Avantor, Inc. (A)	1		21
Bausch Health Cos., Inc. (A)	—	*	13
Baxter International, Inc.	—	*	35
Becton Dickinson & Co.	—	*	56
Biogen, Inc. (A)	—	*	40
BioMarin Pharmaceutical, Inc. (A)	—	*	16
Bio-Rad Laboratories, Inc., Class A (A)	—	*	6
Boston Scientific Corp. (A)	1		51
Bristol-Myers Squibb Co.	2		113
Cardinal Health, Inc.	—	*	14
Catalent, Inc. (A)	—	*	19
Centene Corp. (A)	1		34
Cerner Corp.	—	*	21
Charles River Laboratories International, Inc. (A)	—	*	21
Cigna Corp.	—	*	60
Cooper Cos., Inc. (The)	—	*	18
CVS Caremark Corp.	1		94
Danaher Corp.	1		158
Dentsply Sirona, Inc.	—	*	16
DexCom, Inc. (A)	—	*	50
Edwards Lifesciences Corp. (A)	1		60
Elanco Animal Health, Inc. (A)	—	*	13
Eli Lilly and Co.	1		161
Exact Sciences Corp. (A)	—	*	15
Gilead Sciences, Inc.	1		75
HCA Holdings, Inc.	—	*	57
Hologic, Inc. (A)	—	*	18
Horizon Therapeutics plc (A)	—	*	23
Humana, Inc.	—	*	36
IDEXX Laboratories, Inc. (A)	—	*	45
Illumina, Inc. (A)	—	*	52
Incyte Corp. (A)	—	*	15
Insulet Corp. (A)	—	*	19
Intuitive Surgical, Inc. (A)	—	*	100
Johnson & Johnson	2		348
Laboratory Corp. of America Holdings (A)	—	*	28
McKesson Corp.	—	*	31
Merck & Co., Inc.	2		156
Mettler-Toledo International, Inc. (A)	—	*	34

COMMON STOCKS (Continued)	Shares		Value
Health Care (Continued)
Moderna, Inc. (A)	—	*	$113
Molina Healthcare, Inc. (A)	—	*	20
Novavax, Inc. (A)	—	*	15
PerkinElmer, Inc.	—	*	20
Pfizer, Inc.	5		200
Quest Diagnostics, Inc.	—	*	20
Quintiles Transnational Holdings, Inc. (A)	—	*	41
Regeneron Pharmaceuticals, Inc. (A)	—	*	55
ResMed, Inc.	—	*	36
Seattle Genetics, Inc. (A)	—	*	23
STERIS plc	—	*	21
Stryker Corp.	—	*	74
TECHNE Corp.	—	*	20
Teladoc Health, Inc. (A)	—	*	17
Teleflex, Inc.	—	*	21
Thermo Fisher Scientific, Inc.	—	*	185
UnitedHealth Group, Inc.	1		299
Veeva Systems, Inc., Class A (A)	—	*	33
Vertex Pharmaceuticals, Inc. (A)	—	*	42
Viatris, Inc.	1		16
Waters Corp. (A)	—	*	20
West Pharmaceutical Services, Inc.	—	*	29
Zimmer Holdings, Inc.	—	*	29
Zoetis, Inc.	—	*	83

			4,236

Industrials – 5.1%
3M Co.	1		88
AMETEK, Inc.	—	*	32
Boeing Co. (The) (A)	—	*	108
C.H. Robinson Worldwide, Inc.	—	*	15
Carrier Global Corp.	1		39
Caterpillar, Inc.	—	*	88
Cintas Corp.	—	*	31
Copart, Inc. (A)	—	*	29
CoStar Group, Inc. (A)	—	*	31
CSX Corp.	2		57
Cummins, Inc.	—	*	31
Deere & Co.	—	*	84
Dover Corp.	—	*	24
Eaton Corp.	—	*	51
Emerson Electric Co.	—	*	43
Equifax, Inc.	—	*	33
Expeditors International of Washington, Inc.	—	*	24
Fastenal Co.	1		26
FedEx Corp.	—	*	46
Fortive Corp.	—	*	21
Fortune Brands Home & Security, Inc.	—	*	14
Generac Holdings, Inc. (A)	—	*	22
General Dynamics Corp.	—	*	37
General Electric Co.	1		96
HEICO Corp., Class A	—	*	17
Honeywell International, Inc.	1		119
IDEX Corp.	—	*	22
Illinois Tool Works, Inc.	—	*	49
Ingersoll-Rand, Inc. (A)	—	*	19
J.B. Hunt Transport Services, Inc.	—	*	14
Jacobs Engineering Group, Inc.	—	*	16

26	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
Johnson Controls, Inc.	1		$44
Kansas City Southern	—	*	29
L3Harris Technologies, Inc.	—	*	42
Lockheed Martin Corp.	—	*	69
Lyft, Inc., Class A (A)	—	*	14
Masco Corp.	—	*	17
Norfolk Southern Corp.	—	*	52
Northrop Grumman Corp.	—	*	45
Old Dominion Freight Line, Inc.	—	*	23
Otis Worldwide Corp.	—	*	32
PACCAR, Inc.	—	*	28
Parker Hannifin Corp.	—	*	34
Plug Power, Inc. (A)	1		14
Raytheon Technologies Corp.	1		108
Republic Services, Inc., Class A	—	*	19
Robert Half International, Inc.	—	*	16
Rockwell Automation, Inc.	—	*	32
Roper Industries, Inc.	—	*	36
Snap-on, Inc.	—	*	13
Stanley Black & Decker, Inc.	—	*	25
Teledyne Technologies, Inc. (A)	—	*	19
TransDigm Group, Inc. (A)	—	*	23
TransUnion	—	*	25
Uber Technologies, Inc. (A)	1		51
Union Pacific Corp.	1		108
United Parcel Service, Inc., Class B	1		110
United Rentals, Inc. (A)	—	*	28
Verisk Analytics, Inc., Class A	—	*	33
W.W. Grainger, Inc.	—	*	15
Waste Connections, Inc.	—	*	22
Waste Management, Inc.	—	*	46
Westinghouse Air Brake Technologies Corp.	—	*	20
Xylem, Inc.	—	*	25

			2,543

Information Technology – 17.0%
Adobe, Inc. (A)	—	*	222
Advanced Micro Devices, Inc. (A)	1		107
Akamai Technologies, Inc. (A)	—	*	19
Amphenol Corp., Class A	—	*	29
Analog Devices, Inc.	—	*	77
ANSYS, Inc. (A)	—	*	29
Apple, Inc.	14		1,990
Applied Materials, Inc.	1		105
Arista Networks, Inc. (A)	—	*	22
Autodesk, Inc. (A)	—	*	57
Automatic Data Processing, Inc.	—	*	71
Avalara, Inc. (A)	—	*	16
Bentley Systems, Inc., Class B	—	*	13
Broadcom Corp., Class A	—	*	166
Broadridge Financial Solutions, Inc.	—	*	18
Cadence Design Systems, Inc. (A)	—	*	37
CDW Corp.	—	*	26
Ceridian HCM Holding, Inc. (A)	—	*	17
Check Point Software Technologies Ltd. (A)	—	*	15
Cisco Systems, Inc.	3		185
Cloudflare, Inc., Class A (A)	—	*	26
Cognex Corp.	—	*	17

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
Cognizant Technology Solutions Corp., Class A	—	*	$35
Corning, Inc.	1		27
Coupa Software, Inc. (A)	—	*	16
CrowdStrike Holdings, Inc., Class A (A)	—	*	42
Datadog, Inc., Class A (A)	—	*	26
Dell Technologies, Inc., Class V (A)	—	*	26
DocuSign, Inc. (A)	—	*	44
Dropbox, Inc., Class A (A)	—	*	11
Enphase Energy, Inc. (A)	—	*	18
EPAM Systems, Inc. (A)	—	*	32
Fair Isaac Corp. (A)	—	*	12
Fidelity National Information Services, Inc.	1		67
Fiserv, Inc. (A)	1		57
FleetCor Technologies, Inc. (A)	—	*	25
Fortinet, Inc. (A)	—	*	39
Gartner, Inc., Class A (A)	—	*	29
Global Payments, Inc.	—	*	37
GoDaddy, Inc., Class A (A)	—	*	14
Hewlett Packard Enterprise Co.	1		20
Hewlett-Packard Co.	1		33
HubSpot, Inc. (A)	—	*	32
Intel Corp.	3		182
International Business Machines Corp.	1		102
Intuit, Inc.	—	*	120
Jack Henry & Associates, Inc.	—	*	16
Keysight Technologies, Inc. (A)	—	*	31
KLA Corp.	—	*	46
Lam Research Corp.	—	*	74
Marvell Technology Group Ltd.	1		47
MasterCard, Inc., Class A	1		258
Microchip Technology, Inc.	—	*	38
Micron Technology, Inc.	1		70
Microsoft Corp.	6		1,697
MongoDB, Inc. (A)	—	*	28
Monolithic Power Systems, Inc.	—	*	23
Motorola Solutions, Inc.	—	*	37
NetApp, Inc.	—	*	21
NVIDIA Corp.	2		438
Okta, Inc. (A)	—	*	31
ON Semiconductor Corp. (A)	—	*	17
Oracle Corp.	2		136
Palantir Technologies, Inc. (A)	2		36
Palo Alto Networks, Inc. (A)	—	*	47
Paychex, Inc.	—	*	31
Paycom Software, Inc. (A)	—	*	27
PayPal, Inc. (A)	1		246
PTC, Inc. (A)	—	*	16
Qorvo, Inc. (A)	—	*	21
QUALCOMM, Inc.	1		123
RingCentral, Inc., Class A (A)	—	*	16
salesforce.com, Inc. (A)	1		220
Seagate Technology	—	*	19
ServiceNow, Inc. (A)	—	*	105
Skyworks Solutions, Inc.	—	*	27
Splunk, Inc. (A)	—	*	24
Square, Inc., Class A (A)	—	*	85
SS&C Technologies Holdings, Inc.	—	*	17

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
Synopsys, Inc. (A)	—	*	$40
TE Connectivity Ltd.	—	*	45
Teradyne, Inc.	—	*	18
Texas Instruments, Inc.	1		141
Trade Desk, Inc. (The), Class A (A)	—	*	30
Trimble Navigation Ltd. (A)	—	*	25
Twilio, Inc., Class A (A)	—	*	42
Tyler Technologies, Inc. (A)	—	*	16
VeriSign, Inc. (A)	—	*	21
Visa, Inc., Class A	1		311
Western Digital Corp. (A)	—	*	19
Workday, Inc., Class A (A)	—	*	42
Xilinx, Inc.	—	*	34
Zebra Technologies Corp., Class A (A)	—	*	29
Zendesk, Inc. (A)	—	*	15
Zoom Video Communications, Inc. (A)	—	*	51
Zscaler, Inc. (A)	—	*	22

			9,279

Materials – 1.7%
Air Products and Chemicals, Inc.	—	*	52
Albemarle Corp.	—	*	27
Avery Dennison Corp.	—	*	25
Ball Corp.	—	*	30
Celanese Corp., Series A	—	*	22
CF Industries Holdings, Inc.	—	*	15
Corteva, Inc.	1		32
Crown Holdings, Inc.	—	*	21
Dow, Inc.	1		41
DuPont De Nemours, Inc.	1		35
Eastman Chemical Co.	—	*	19
Ecolab, Inc.	—	*	38
FMC Corp.	—	*	18
Freeport-McMoRan Copper & Gold, Inc., Class B	1		37
International Flavors & Fragrances, Inc.	—	*	33
International Paper Co.	—	*	24
LyondellBasell Industries N.V., Class A	—	*	26
Martin Marietta Materials, Inc.	—	*	23
Mosaic Co. (The)	—	*	15
Newmont Corp.	1		37
Nucor Corp.	—	*	31
Packaging Corp. of America	—	*	20
PPG Industries, Inc.	—	*	30
Sherwin-Williams Co. (The)	—	*	62
Vulcan Materials Co.	—	*	24
WestRock Co.	—	*	20

			757

Real Estate – 1.8%
Alexandria Real Estate Equities, Inc.	—	*	27
American Tower Corp., Class A	—	*	102
AvalonBay Communities, Inc.	—	*	31
Boston Properties, Inc.	—	*	21
Camden Property Trust	—	*	16
CB Richard Ellis Group, Inc. (A)	—	*	22
Crown Castle International Corp.	—	*	65

2021	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares		Value
Real Estate (Continued)
Digital Realty Trust, Inc.	—	*	$31
Duke Realty Corp.	1		26
Equinix, Inc.	—	*	62
Equity Lifestyle Properties, Inc.	—	*	17
Equity Residential	—	*	28
Essex Property Trust, Inc.	—	*	21
Extra Space Storage, Inc.	—	*	25
Healthpeak Properties, Inc.	1		18
Host Hotels & Resorts, Inc. (A)	1		17
Invitation Homes, Inc.	1		27
Iron Mountain, Inc.	—	*	18
Mid-America Apartment Communities, Inc.	—	*	28
ProLogis, Inc.	1		81
Public Storage, Inc.	—	*	31
Realty Income Corp.	—	*	26
SBA Communications Corp.	—	*	32
Simon Property Group, Inc.	—	*	41
Sun Communities, Inc.	—	*	25
UDR, Inc.	—	*	19
Ventas, Inc.	—	*	18
VICI Properties, Inc.	1		17
W.P. Carey, Inc.	—	*	16
Welltower, Inc.	—	*	32
Weyerhaeuser Co.	1		27

			967

Utilities – 1.4%
AES Corp. (The)	1		19
Alliant Energy Corp.	—	*	16
Ameren Corp.	—	*	20
American Electric Power Co., Inc.	—	*	32
American Water Works Co., Inc.	—	*	31
CenterPoint Energy, Inc.	1		14
CMS Energy Corp.	—	*	19
Consolidated Edison, Inc.	—	*	23
Dominion Energy, Inc.	1		48
DTE Energy Co.	—	*	20
Duke Energy Corp.	1		60
Edison International	—	*	22
Entergy Corp.	—	*	21
Evergy, Inc.	—	*	13

COMMON STOCKS (Continued)	Shares		Value
Utilities (Continued)
Eversource Energy	—	*	$27
Exelon Corp.	1		42
FirstEnergy Corp.	1		21
NextEra Energy, Inc.	2		124
PG&E Corp. (A)	1		14
PPL Corp.	1		23
Public Service Enterprise Group, Inc.	—	*	27
Sempra Energy	—	*	31
Southern Co. (The)	1		51
WEC Energy Group, Inc.	—	*	25
Xcel Energy, Inc.	—	*	31

			774

Total United States – 60.4%			$32,473

TOTAL COMMON STOCKS – 101.6%			$56,335
(Cost: $34,294)

PREFERRED STOCKS
Germany

Consumer Discretionary – 0.1%
Volkswagen AG, 2.260%	—	*	43

Consumer Staples – 0.0%
Henkel AG & Co. KGaA	—	*	20

Total Germany – 0.1%			$63
South Korea

Information Technology – 0.1%
Samsung Electronics Co. Ltd.	1		$46

Total South Korea – 0.1%			$46

TOTAL PREFERRED STOCKS – 0.2%			$109
(Cost: $78)

RIGHTS	Shares		Value
Taiwan – 0.0%
Airtac International Group	—	*	—	*
Fubon Financial Holding Co. Ltd.	—	*	—	*

			—	*

TOTAL RIGHTS – 0.0%			$—	*
(Cost: $0)

WARRANTS
Thailand – 0.0%
BTS Group Holdings Public Co. Ltd., Expires 12-29-29 (D)	19		$—	*

			—	*

TOTAL WARRANTS – 0.0%			$—	*
(Cost: $–)

SHORT-TERM SECURITIES
Money Market Funds (E) – 1.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (F)	816		$816

TOTAL SHORT-TERM SECURITIES – 1.5%			$816
(Cost: $816)

TOTAL INVESTMENT SECURITIES – 103.3%			$57,260
(Cost: $35,188)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (3.3)%			(1,836)

NET ASSETS – 100.0%			$55,424

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $1,073 are on loan.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $143 or 0.3% of net assets.

(D)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(E)	Rate shown is the annualized 7-day yield at September 30, 2021.

(F)	Investment made with cash collateral received from securities on loan.

28	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2021

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1		Level 2		Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$4,063		$1,073		$—
Consumer Discretionary	4,550		2,458		—
Consumer Staples	2,106		1,686		—
Energy	1,377		653		—
Financials	4,716		3,503		—
Health Care	4,508		2,025		—
Industrials	3,042		2,415		—
Information Technology	9,966		2,564		—
Materials	1,316		1,378		—
Real Estate	1,078		423		—
Utilities	882		553		—
Total Common Stocks	$37,604		$18,731		$—
Preferred Stocks	—		109		—
Rights	—		—	*	—
Short-Term Securities	816		—		—
Warrants	—	*	—		—
Total	$38,420		$18,840		$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Market Sector Diversification
(as a % of net assets)
Information Technology	22.7%
Financials	14.8%
Consumer Discretionary	12.7%
Health Care	11.8%
Industrials	9.8%
Communication Services	9.3%
Consumer Staples	6.9%
Materials	4.8%
Energy	3.7%
Real Estate	2.7%
Utilities	2.6%
Other+	-1.8%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	103.9%
Financials	33.5%
Industrials	19.7%
Utilities	17.6%
Materials	11.5%
Consumer Staples	10.2%
Health Care	3.4%
Real Estate	3.4%
Communication Services	2.3%
Consumer Discretionary	1.2%
Information Technology	1.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	-3.9%

Top 10 Equity Holdings

Company	Sector	Industry
Bryn Mawr Bank Corp.	Financials	Regional Banks
Federal Agricultural Mortgage Corp., Class C	Financials	Thrifts & Mortgage Finance
Home BancShares, Inc.	Financials	Regional Banks
BancFirst Corp.	Financials	Regional Banks
Associated Banc-Corp.	Financials	Regional Banks
Sandy Spring Bancorp, Inc.	Financials	Regional Banks
Lakeland Financial Corp.	Financials	Regional Banks
Premier Financial Corp.	Financials	Thrifts & Mortgage Finance
Simmons First National Corp.	Financials	Regional Banks
Lakeland Bancorp, Inc.	Financials	Regional Banks

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy ProShares Russell 2000 Dividend Growers Index Fund changed to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.

30	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class R6^
1-year period ended 9-30-21	29.77%	30.13%	33.34%	33.45%
5-year period ended 9-30-21	—	—	—	—
10-year period ended 9-30-21	—	—	—	—
Since Inception of Class through 9-30-21(4)	4.12%	4.27%	4.97%	4.99%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I and Class R6 shares are not subject to sales charges.

(3)	Class A and Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares and 4-20-17 for Class R6 shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy ProShares Russell 2000 Dividend Growers Index Fund changed to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares	Value
Communication Services

Publishing – 1.1%
John Wiley & Sons, Inc.	16	$832

Wireless Telecommunication Service – 1.2%
Telephone and Data Systems, Inc.	44	861

Total Communication Services – 2.3%		1,693
Consumer Discretionary

Internet & Direct Marketing Retail – 1.2%
PetMed Express, Inc. (A)	32	866

Total Consumer Discretionary – 1.2%		866
Consumer Staples

Food Distributors – 2.5%
Andersons, Inc. (The)	30	925
SpartanNash Co.	42	925

		1,850

Household Products – 1.2%
WD-40 Co.	4	879

Packaged Foods & Meats – 4.4%
Calavo Growers, Inc.	19	745
J&J Snack Foods Corp.	6	848
Lancaster Colony Corp.	5	866
Tootsie Roll Industries, Inc. (A)	28	866

		3,325

Personal Products – 1.0%
Nu Skin Enterprises, Inc., Class A	18	730

Tobacco – 1.1%
Universal Corp.	18	864

Total Consumer Staples – 10.2%		7,648
Financials

Asset Management & Custody Banks – 1.1%
Cohen & Steers, Inc.	10	859

Mortgage REITs – 1.2%
Arbor Realty Trust, Inc.	49	914

Multi-Line Insurance – 1.2%
Horace Mann Educators Corp.	22	877

Regional Banks – 26.1%
Associated Banc-Corp.	45	960
Atlantic Union Bankshares Corp.	25	919
BancFirst Corp.	16	974
Bryn Mawr Bank Corp.	22	1,025
City Holding Co.	12	916
Community Bank System, Inc.	12	853
First Interstate BancSystem, Inc., Class A	21	844
First Merchants Corp.	22	930

COMMON STOCKS (Continued)	Shares	Value
Regional Banks (Continued)
Fulton Financial Corp.	58	$881
Home BancShares, Inc.	42	983
Independent Bank Corp.	12	913
International Bancshares Corp.	22	902
Lakeland Bancorp, Inc.	54	948
Lakeland Financial Corp.	13	958
Sandy Spring Bancorp, Inc.	21	959
Simmons First National Corp.	32	950
Southside Bancshares, Inc.	24	923
Tompkins Financial Corp.	11	920
United Bankshares, Inc.	25	914
Washington Trust Bancorp, Inc.	17	897
Wesbanco, Inc.	27	933

		19,502

Thrifts & Mortgage Finance – 3.9%
Federal Agricultural Mortgage Corp., Class C	9	992
Northwest Bancshares, Inc.	70	934
Premier Financial Corp.	30	958

		2,884

Total Financials – 33.5%		25,036
Health Care

Health Care Equipment – 1.1%
LeMaitre Vascular, Inc.	15	819

Health Care Facilities – 1.1%
Ensign Group, Inc. (The)	11	816

Health Care Supplies – 1.2%
Atrion Corp.	1	898

Total Health Care – 3.4%		2,533
Industrials

Agricultural & Farm Machinery – 1.1%
Lindsay Corp.	6	835

Building Products – 2.3%
Apogee Enterprises, Inc.	21	786
Griffon Corp.	37	908

		1,694

Commercial Printing – 1.2%
Brady Corp., Class A	17	877

Construction Machinery & Heavy Trucks – 2.2%
Douglas Dynamics, Inc.	22	816
Trinity Industries, Inc.	31	846

		1,662

Diversified Support Services – 3.5%
Healthcare Services Group, Inc.	34	855
Matthews International Corp.	24	847
McGrath RentCorp	13	912

		2,614

COMMON STOCKS (Continued)	Shares	Value
Environmental & Facilities Services – 1.1%
ABM Industries, Inc.	19	$835

Human Resource & Employment Services – 1.2%
Insperity, Inc.	8	880

Industrial Machinery – 3.5%
Franklin Electric Co., Inc.	11	844
Hillenbrand, Inc.	20	839
Standex International Corp.	9	898

		2,581

Office Services & Supplies – 1.2%
HNI Corp.	24	884

Trading Companies & Distributors – 2.4%
Applied Industrial Technologies, Inc.	10	926
GATX Corp.	10	895

		1,821

Total Industrials – 19.7%		14,683
Information Technology

Electronic Equipment & Instruments – 1.1%
Badger Meter, Inc.	9	865

Total Information Technology – 1.1%		865
Materials

Aluminum – 1.1%
Kaiser Aluminum Corp.	7	791

Diversified Metals & Mining – 1.1%
Materion Corp.	12	842

Paper Products – 1.1%
Neenah, Inc.	18	832

Specialty Chemicals – 7.0%
Avient Corp.	18	839
Balchem Corp.	6	925
H.B. Fuller Co.	13	864
Quaker Chemical Corp.	3	824
Sensient Technologies Corp.	10	938
Stepan Co.	8	864

		5,254

Steel – 1.2%
Worthington Industries, Inc.	16	866

Total Materials – 11.5%		8,585
Real Estate

Industrial REITs – 2.2%
STAG Industrial, Inc.	21	825
Terreno Realty Corp.	13	831

		1,656

32	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares	Value
Real Estate Operating Companies – 1.2%
Kennedy-Wilson Holdings, Inc.	41	$855

Total Real Estate – 3.4%		2,511
Utilities

Electric Utilities – 3.4%
ALLETE, Inc.	13	794
PNM Resources, Inc.	18	905
Portland General Electric Co.	17	817

		2,516

Gas Utilities – 6.6%
Chesapeake Utilities Corp.	7	823
New Jersey Resources Corp.	24	825
Northwest Natural Gas Co.	18	808
South Jersey Industries, Inc.	36	768
Southwest Gas Corp.	13	843
Spire, Inc.	13	824

		4,891

COMMON STOCKS (Continued)	Shares	Value
Multi-Utilities – 3.2%
Avista Corp.	21	$833
Black Hills Corp.	13	789
NorthWestern Corp.	14	803

		2,425

Water Utilities – 4.4%
American States Water Co.	10	823
California Water Service Group	14	820
Middlesex Water Co.	8	822
SJW Corp.	13	847

		3,312

Total Utilities – 17.6%		13,144

TOTAL COMMON STOCKS – 103.9%		$77,564
(Cost: $66,413)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 1.7%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (B)	1,266	$1,266

TOTAL SHORT-TERM SECURITIES – 1.7%		$1,266
(Cost: $1,266)

TOTAL INVESTMENT SECURITIES – 105.6%		$78,830
(Cost: $67,679)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (5.6)%		(4,159)

NET ASSETS – 100.0%		$74,671

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $1,236 are on loan.

(B)	Investment made with cash collateral received from securities on loan.

(C)	Rate shown is the annualized 7-day yield at September 30, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$77,564	$—	$—
Short-Term Securities	1,266	—	—
Total	$78,830	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	33

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation
Bonds	105.5%
Corporate Debt Securities	105.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	-5.5%

Quality Weightings

Investment Grade	105.3%
AAA	2.9%
AA	11.9%
A	35.6%
BBB	54.9%
Non-Investment Grade	0.2%
Non-rated	0.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	-5.5%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy ProShares S&P 500 Bond Index Fund changed to Delaware Ivy ProShares S&P 500 Bond Index Fund.

34	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class R
1-year period ended 9-30-21	-1.81%	-1.66%	1.03%	0.16%
5-year period ended 9-30-21	—	—	—	—
10-year period ended 9-30-21	—	—	—	—
Since Inception of Class through 9-30-21(4)	3.84%	3.92%	4.72%	3.92%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I and Class R shares are not subject to sales charges.

(3)	Class A and Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy ProShares S&P 500 Bond Index Fund changed to Delaware Ivy ProShares S&P 500 Bond Index Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES	Principal	Value
Communication Services

Broadcasting – 0.7%
Discovery Communications LLC (GTD by Discovery, Inc.):
3.950%, 3–20–28	$52	$58
4.650%, 5–15–50	442	513
Fox Corp.,
4.709%, 1–25–29	224	261

		832

Cable & Satellite – 3.7%
Citrix Systems, Inc.,
1.250%, 3–1–26	273	269
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
3.700%, 4–15–24	281	302
3.950%, 10–15–25	125	139
3.150%, 3–1–26	711	769
4.150%, 10–15–28	100	115
3.400%, 4–1–30	250	276
1.950%, 1–15–31	470	462
1.500%, 2–15–31	300	285
4.600%, 10–15–38	190	232
3.750%, 4–1–40	250	281
4.700%, 10–15–48	400	511
3.999%, 11–1–49	150	174
Viacom, Inc.:
4.750%, 5–15–25	144	162
4.375%, 3–15–43	350	401

		4,378

Integrated Telecommunication Services – 9.4%
AT&T, Inc.:
3.400%, 5–15–25	225	243
1.700%, 3–25–26	350	354
2.300%, 6–1–27	500	518
4.350%, 3–1–29	478	548
2.250%, 2–1–32	215	209
4.500%, 5–15–35	290	340
3.100%, 2–1–43	350	336
4.500%, 3–9–48	532	614
3.300%, 2–1–52	350	340
3.550%, 9–15–55	350	346
3.800%, 12–1–57	350	358
3.650%, 9–15–59	350	350
3.850%, 6–1–60	428	444
3.500%, 2–1–61	350	336
Verizon Communications, Inc.:
3.500%, 11–1–24	228	246
3.376%, 2–15–25	50	54
2.625%, 8–15–26	150	159
4.125%, 3–16–27	160	182
4.329%, 9–21–28	120	138
4.016%, 12–3–29	244	276
1.500%, 9–18–30	250	237
1.680%, 10–30–30	350	333
1.750%, 1–20–31	250	238
2.550%, 3–21–31	246	249
4.500%, 8–10–33	100	119
4.400%, 11–1–34	750	889

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
2.650%, 11–20–40	$250	$235
3.400%, 3–22–41	350	366
4.862%, 8–21–46	447	570
4.522%, 9–15–48	300	368
2.875%, 11–20–50	350	327
2.987%, 10–30–56	337	312
3.000%, 11–20–60	483	447

		11,081

Interactive Media & Services – 0.5%
Alphabet, Inc.:
1.998%, 8–15–26	120	125
1.900%, 8–15–40	500	450
2.250%, 8–15–60	53	46

		621

Movies & Entertainment – 1.5%
Walt Disney Co. (The):
1.750%, 8–30–24	412	425
1.750%, 1–13–26	475	488
2.000%, 9–1–29	450	454
2.750%, 9–1–49	450	433

		1,800

Wireless Telecommunication Service – 2.0%
T-Mobile USA, Inc.:
3.500%, 4–15–25	500	539
1.500%, 2–15–26	463	465
3.750%, 4–15–27	500	551
2.050%, 2–15–28	250	252
4.500%, 4–15–50	250	292
3.600%, 11–15–60	250	246

		2,345

Total Communication Services – 17.8%		21,057
Consumer Discretionary

Automobile Manufacturers – 0.2%
General Motors Co.:
5.200%, 4–1–45	200	244
5.400%, 4–1–48	28	35

		279

Casinos & Gaming – 0.3%
Las Vegas Sands Corp.,
3.900%, 8–8–29	350	357

Footwear – 0.3%
NIKE, Inc.,
2.850%, 3–27–30	347	373

General Merchandise Stores – 0.3%
Dollar Tree, Inc.,
3.700%, 5–15–23	296	310

Home Improvement Retail – 1.5%
Home Depot, Inc. (The):
2.700%, 4–15–30	750	794
4.500%, 12–6–48	395	507

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Home Improvement Retail (Continued)
Lowe’s Co., Inc.,
2.625%, 4–1–31	$500	$513

		1,814

Hotels, Resorts & Cruise Lines – 0.2%
Booking Holdings, Inc.,
4.625%, 4–13–30	224	267

Internet & Direct Marketing Retail – 2.8%
Amazon.com, Inc.:
2.800%, 8–22–24	400	424
1.500%, 6–3–30	375	365
3.875%, 8–22–37	400	473
4.050%, 8–22–47	300	364
4.250%, 8–22–57	439	559
2.700%, 6–3–60	500	470
eBay, Inc.:
2.600%, 5–10–31	350	357
3.650%, 5–10–51	86	93
Expedia Group, Inc.,
3.250%, 2–15–30	150	155

		3,260

Restaurants – 0.5%
McDonalds Corp.,
3.350%, 4–1–23	350	365
Starbucks Corp.,
2.550%, 11–15–30	165	169

		534

Total Consumer Discretionary – 6.1%		7,194
Consumer Staples

Brewers – 0.3%
Molson Coors Brewing Co.,
4.200%, 7–15–46	260	288

Distillers & Vintners – 0.1%
Constellation Brands, Inc.,
4.250%, 5–1–23	141	149

Drug Retail – 2.7%
CVS Health Corp.:
3.700%, 3–9–23	45	47
4.300%, 3–25–28	430	491
3.250%, 8–15–29	350	376
3.750%, 4–1–30	500	556
4.780%, 3–25–38	325	399
5.125%, 7–20–45	152	196
5.050%, 3–25–48	375	483
4.250%, 4–1–50	500	590

		3,138

Food Distributors – 0.2%
Sysco Corp.,
5.950%, 4–1–30	215	274

36	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Household Products – 0.2%
Procter & Gamble Co. (The),
1.950%, 4–23–31	$235	$239

Hypermarkets & Super Centers – 1.3%
Costco Wholesale Corp.,
1.375%, 6–20–27	500	504
Walmart, Inc.:
3.400%, 6–26–23	400	421
3.700%, 6–26–28	283	320
4.050%, 6–29–48	270	340

		1,585

Packaged Foods & Meats – 0.3%
Conagra Brands, Inc.,
5.400%, 11–1–48	224	298
Mondelez International, Inc.,
2.750%, 4–13–30	100	105
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
5.100%, 9–28–48	2	2

		405

Soft Drinks – 1.7%
Coca-Cola Co. (The):
1.000%, 3–15–28	215	208
1.650%, 6–1–30	292	285
2.250%, 1–5–32	350	355
2.500%, 6–1–40	159	155
PepsiCo, Inc.:
0.750%, 5–1–23	572	577
2.750%, 3–19–30	350	373

		1,953

Tobacco – 1.2%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.):
4.400%, 2–14–26	353	397
4.800%, 2–14–29	200	230
3.875%, 9–16–46	398	388
5.950%, 2–14–49	41	52
Philip Morris International, Inc.,
1.750%, 11–1–30	350	337

		1,404

Total Consumer Staples – 8.0%		9,435
Energy

Integrated Oil & Gas – 0.6%
Chevron Corp.,
2.954%, 5–16–26	500	539
Chevron USA, Inc. (GTD by Chevron Corp.),
2.343%, 8–12–50	202	182

		721

Oil & Gas Equipment & Services – 0.8%
Baker Hughes, a GE Co. LLC and Baker Hughes Co-Obligor, Inc.,
4.080%, 12–15–47	362	410

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Equipment & Services (Continued)
Halliburton Co.,
5.000%, 11–15–45	$350	$420
Schlumberger Investment S.A.,
2.650%, 6–26–30	100	103

		933

Oil & Gas Exploration & Production – 2.3%
EOG Resources, Inc.,
4.950%, 4–15–50	271	359
Exxon Mobil Corp.:
2.992%, 3–19–25	250	267
3.043%, 3–1–26	280	302
3.482%, 3–19–30	250	278
2.610%, 10–15–30	350	367
4.227%, 3–19–40	250	297
4.327%, 3–19–50	250	307
3.452%, 4–15–51	250	266
Pioneer Natural Resources Co.,
2.150%, 1–15–31	289	281

		2,724

Oil & Gas Refining & Marketing – 0.6%
Phillips 66,
2.150%, 12–15–30	350	342
Valero Energy Corp.:
1.200%, 3–15–24	181	183
2.850%, 4–15–25	250	263

		788

Oil & Gas Storage & Transportation – 1.4%
Kinder Morgan, Inc.:
4.300%, 3–1–28	92	105
5.550%, 6–1–45	200	255
MPLX L.P.:
2.650%, 8–15–30	262	263
4.700%, 4–15–48	350	405
5.500%, 2–15–49	140	178
Williams Co., Inc. (The),
4.550%, 6–24–24	189	206
Williams Partners L.P.,
3.750%, 6–15–27	205	226

		1,638

Total Energy – 5.7%		6,804
Financials

Asset Management & Custody Banks – 0.3%
Bank of New York Mellon Corp. (The),
3.450%, 8–11–23	173	183
BlackRock, Inc.,
1.900%, 1–28–31	151	151

		334

Consumer Finance – 2.0%
American Express Co.:
2.650%, 12–2–22	240	246
2.500%, 7–30–24	264	278

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
Capital One Financial Corp.:
3.900%, 1–29–24	$100	$107
3.800%, 1–31–28	300	334
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
5.100%, 1–17–24	325	355
4.350%, 1–17–27	160	179
3.600%, 6–21–30	450	483
2.350%, 1–8–31	408	400

		2,382

Diversified Banks – 5.5%
Bank of America Corp.:
2.503%, 10–21–22	200	200
3.300%, 1–11–23	60	62
4.125%, 1–22–24	130	141
4.200%, 8–26–24	5	5
3.950%, 4–21–25	105	115
3.500%, 4–19–26	325	355
3.248%, 10–21–27	705	762
4.183%, 11–25–27	805	898
U.S. Bancorp:
3.000%, 7–30–29	178	191
1.375%, 7–22–30	500	477
Wells Fargo & Co.:
3.450%, 2–13–23	105	109
3.750%, 1–24–24	250	267
3.300%, 9–9–24	306	330
3.000%, 2–19–25	250	266
3.550%, 9–29–25	332	362
3.000%, 4–22–26	150	161
4.100%, 6–3–26	150	167
3.000%, 10–23–26	310	332
4.300%, 7–22–27	120	136
4.150%, 1–24–29	580	660
3.900%, 5–1–45	177	206
4.750%, 12–7–46	215	270

		6,472

Financial Exchanges & Data – 0.4%
Intercontinental Exchange, Inc.:
4.250%, 9–21–48	150	177
3.000%, 6–15–50	250	246

		423

Investment Banking & Brokerage – 5.2%
Charles Schwab Corp. (The):
0.900%, 3–11–26	256	254
1.650%, 3–11–31	212	204
Goldman Sachs Group, Inc. (The):
3.625%, 1–22–23	74	77
4.000%, 3–3–24	200	216
3.500%, 1–23–25	300	321
3.500%, 4–1–25	500	538
4.250%, 10–21–25	311	345
3.500%, 11–16–26	559	604
3.850%, 1–26–27	365	401
6.750%, 10–1–37	450	645

2021	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Morgan Stanley:
3.125%, 1–23–23	$200	$207
4.100%, 5–22–23	264	279
3.875%, 4–29–24	200	216
3.700%, 10–23–24	330	358
4.000%, 7–23–25	500	551
3.875%, 1–27–26	203	225
4.350%, 9–8–26	156	176
4.300%, 1–27–45	500	610

		6,227

Life & Health Insurance – 0.4%
MetLife, Inc.,
4.050%, 3–1–45	194	231
Prudential Financial, Inc.,
3.700%, 3–13–51	257	293

		524

Multi-Line Insurance – 0.4%
American International Group, Inc.:
3.900%, 4–1–26	280	311
4.375%, 6–30–50	130	160

		471

Multi-Sector Holdings – 0.3%
Berkshire Hathaway, Inc.,
2.750%, 3–15–23	322	332

Other Diversified Financial Services – 3.8%
Citigroup, Inc.:
4.400%, 6–10–25	219	242
3.700%, 1–12–26	105	115
3.200%, 10–21–26	425	459
4.450%, 9–29–27	275	313
4.125%, 7–25–28	200	224
4.750%, 5–18–46	132	166
4.650%, 7–23–48	300	387
JPMorgan Chase & Co.:
2.972%, 1–15–23	500	504
3.200%, 1–25–23	290	301
2.700%, 5–18–23	350	362
3.875%, 9–10–24	300	327
3.125%, 1–23–25	350	372
2.950%, 10–1–26	405	434
4.950%, 6–1–45	198	259

		4,465

Property & Casualty Insurance – 0.4%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.):
1.450%, 10–15–30	350	338
4.250%, 1–15–49	150	183

		521

Regional Banks – 1.0%
Fifth Third Bancorp,
3.650%, 1–25–24	162	173
PNC Financial Services Group, Inc. (The),
2.550%, 1–22–30	750	780

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Regional Banks (Continued)
Truist Financial Corp.,
1.125%, 8–3–27	$280	$274

		1,227

Total Financials – 19.7%		23,378
Health Care

Biotechnology – 2.4%
Amgen, Inc.:
3.625%, 5–22–24	316	339
2.300%, 2–25–31	433	435
4.400%, 5–1–45	340	407
4.663%, 6–15–51	300	379
Biogen, Inc.:
2.250%, 5–1–30	211	210
3.150%, 5–1–50	100	96
Gilead Sciences, Inc.:
4.750%, 3–1–46	393	495
4.150%, 3–1–47	183	214
2.800%, 10–1–50	300	283

		2,858

Health Care Equipment – 1.4%
Abbott Laboratories:
3.750%, 11–30–26	88	99
4.900%, 11–30–46	490	664
Becton Dickinson & Co.:
3.363%, 6–6–24	235	250
3.700%, 6–6–27	99	110
3.794%, 5–20–50	258	288
Boston Scientific Corp.,
2.650%, 6–1–30	100	103
Zimmer Holdings, Inc.,
3.550%, 4–1–25	150	162

		1,676

Health Care Facilities – 0.9%
HCA, Inc. (GTD by HCA Holdings, Inc.):
5.000%, 3–15–24	750	824
5.250%, 6–15–26	205	235

		1,059

Health Care Services – 1.3%
Cigna Corp.:
3.750%, 7–15–23	174	184
4.800%, 8–15–38	624	764
4.900%, 12–15–48	378	484
CVS Caremark Corp.,
3.875%, 7–20–25	37	41

		1,473

Health Care Supplies – 0.2%
Cigna Corp.,
4.125%, 11–15–25	182	202

Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific, Inc.,
2.000%, 10–15–31	273	267

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Managed Health Care – 1.3%
Anthem, Inc.,
2.950%, 12–1–22	$250	$257
UnitedHealth Group, Inc.:
0.550%, 5–15–24	250	250
2.750%, 5–15–40	130	130
2.900%, 5–15–50	153	154
3.250%, 5–15–51	250	265
3.125%, 5–15–60	500	512

		1,568

Pharmaceuticals – 7.0%
AbbVie, Inc.:
2.900%, 11–6–22	465	478
3.750%, 11–14–23	250	266
2.600%, 11–21–24	250	263
3.800%, 3–15–25	250	272
3.600%, 5–14–25	300	325
3.200%, 5–14–26	240	259
2.950%, 11–21–26	100	107
4.250%, 11–14–28	500	576
3.200%, 11–21–29	250	270
4.500%, 5–14–35	150	179
4.050%, 11–21–39	250	288
4.875%, 11–14–48	100	128
Bristol-Myers Squibb Co.:
0.537%, 11–13–23	250	250
0.750%, 11–13–25	350	347
3.400%, 7–26–29	350	388
1.450%, 11–13–30	225	216
4.250%, 10–26–49	500	621
Johnson & Johnson:
0.550%, 9–1–25	500	496
0.950%, 9–1–27	500	490
Merck & Co., Inc.:
1.450%, 6–24–30	350	338
2.350%, 6–24–40	350	334
Mylan N.V.,
5.250%, 6–15–46	204	250
Pfizer, Inc.:
2.625%, 4–1–30	350	370
2.700%, 5–28–50	480	473
Walgreens Boots Alliance, Inc.,
3.450%, 6–1–26	271	294

		8,278

Total Health Care – 14.7%		17,381
Industrials

Aerospace & Defense – 5.0%
Boeing Co. (The):
4.508%, 5–1–23	105	111
1.433%, 2–4–24	39	39
4.875%, 5–1–25	100	111
5.040%, 5–1–27(A)	320	368
3.200%, 3–1–29	100	104
5.150%, 5–1–30	650	763
3.625%, 2–1–31	350	375
5.705%, 5–1–40(A)	240	306
3.750%, 2–1–50	500	506
5.805%, 5–1–50	500	668

38	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
General Dynamics Corp.,
3.625%, 4–1–30	$143	$160
Lockheed Martin Corp.:
3.550%, 1–15–26	230	253
4.090%, 9–15–52	120	147
Northrop Grumman Corp.:
4.400%, 5–1–30	250	294
4.030%, 10–15–47	280	328
United Technologies Corp.:
3.950%, 8–16–25	460	507
4.500%, 6–1–42	301	369
4.625%, 11–16–48	355	451

		5,860

Agricultural & Farm Machinery – 0.1%
John Deere Capital Corp.,
0.450%, 1–17–24	150	150

Air Freight & Logistics – 0.5%
FedEx Corp.,
5.250%, 5–15–50	300	397
United Parcel Service, Inc.,
5.300%, 4–1–50	129	186

		583

Airlines – 0.3%
Southwest Airlines Co.:
5.250%, 5–4–25	170	192
5.125%, 6–15–27	170	199

		391

Building Products – 0.6%
Carrier Global Corp.:
2.242%, 2–15–25	250	259
2.722%, 2–15–30	171	177
2.700%, 2–15–31(B)	240	247

		683

Construction Machinery & Heavy Trucks – 0.4%
Caterpillar, Inc.,
2.600%, 4–9–30	470	494

Industrial Conglomerates – 2.2%
GE Capital International Funding Co.:
3.373%, 11–15–25	200	217
4.418%, 11–15–35	600	721
General Electric Capital Corp.,
5.875%, 1–14–38	860	1,163
Honeywell International, Inc.:
2.500%, 11–1–26	141	150
1.750%, 9–1–31	350	341

		2,592

Railroads – 0.7%
Norfolk Southern Corp.,
3.050%, 5–15–50	180	180
Union Pacific Corp.:
3.200%, 5–20–41	287	303

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Railroads (Continued)
3.250%, 2–5–50	$100	$105
3.839%, 3–20–60	200	230

		818

Total Industrials – 9.8%		11,571
Information Technology

Application Software – 0.8%
Adobe, Inc.,
2.300%, 2–1–30	300	311
salesforce.com, Inc.:
0.625%, 7–15–24	250	250
3.700%, 4–11–28	307	345

		906

Data Processing & Outsourced Services – 3.1%
Fidelity National Information Services, Inc.,
1.150%, 3–1–26	340	337
Fiserv, Inc.:
3.200%, 7–1–26	137	148
3.500%, 7–1–29	10	11
2.650%, 6–1–30	165	169
4.400%, 7–1–49	450	539
Global Payments, Inc.,
3.200%, 8–15–29	200	212
Mastercard, Inc.,
3.850%, 3–26–50	394	469
PayPal Holdings, Inc.:
2.650%, 10–1–26	336	359
2.300%, 6–1–30	370	380
Visa, Inc.:
3.150%, 12–14–25	150	163
2.700%, 4–15–40	500	512
4.300%, 12–14–45	313	393

		3,692

IT Consulting & Other Services – 1.0%
International Business Machines Corp.:
3.000%, 5–15–24	118	125
3.300%, 5–15–26	150	164
3.500%, 5–15–29	419	463
4.250%, 5–15–49	350	425

		1,177

Semiconductors – 2.9%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.):
3.875%, 1–15–27	384	422
3.500%, 1–15–28	500	544
Broadcom, Inc.:
3.150%, 11–15–25	1	1
4.110%, 9–15–28	500	557
Intel Corp.:
3.900%, 3–25–30	100	115
3.250%, 11–15–49	350	363
4.750%, 3–25–50	350	458
3.200%, 8–12–61	229	231

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors (Continued)
NVIDIA Corp.:
0.584%, 6–14–24	$183	$183
3.500%, 4–1–50	350	393
QUALCOMM, Inc.,
3.250%, 5–20–27	210	230

		3,497

Systems Software – 6.1%
Microsoft Corp.:
2.700%, 2–12–25	190	201
3.125%, 11–3–25	585	634
2.400%, 8–8–26	280	298
3.300%, 2–6–27	250	277
3.500%, 2–12–35	250	288
2.525%, 6–1–50	334	322
2.675%, 6–1–60	500	486
Oracle Corp.:
2.500%, 10–15–22	44	45
2.400%, 9–15–23	559	579
2.950%, 11–15–24	350	371
2.500%, 4–1–25	300	314
1.650%, 3–25–26	346	351
2.650%, 7–15–26	530	559
2.800%, 4–1–27	300	318
2.950%, 4–1–30	355	372
2.875%, 3–25–31	337	347
4.000%, 7–15–46	750	796
3.850%, 4–1–60	500	509
ServiceNow, Inc.,
1.400%, 9–1–30	200	188

		7,255

Technology Hardware, Storage & Peripherals – 4.8%
Apple, Inc.:
2.850%, 2–23–23	150	155
2.400%, 5–3–23	400	413
3.250%, 2–23–26	150	163
3.350%, 2–9–27	348	384
3.200%, 5–11–27	200	219
1.400%, 8–5–28	279	275
2.200%, 9–11–29	500	515
1.250%, 8–20–30	500	474
3.850%, 5–4–43	150	176
3.450%, 2–9–45	500	554
4.650%, 2–23–46	235	306
2.400%, 8–20–50	350	321
2.650%, 2–8–51	350	335
2.550%, 8–20–60	350	320
2.800%, 2–8–61	350	335
Hewlett Packard Enterprise Co.,
6.350%, 10–15–45(A)	237	319
HP, Inc.,
6.000%, 9–15–41	300	388

		5,652

Total Information Technology – 18.7%		22,179

2021	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Commodity Chemicals – 0.2%
LYB International Finance III LLC (GTD by LyondellBasell Industries N.V.),
3.625%, 4–1–51	$235	$247

Diversified Chemicals – 0.8%
Dow Chemical Co. (The),
3.600%, 11–15–50	350	372
DowDuPont, Inc.:
4.205%, 11–15–23	562	604
4.493%, 11–15–25	32	36

		1,012

Diversified Metals & Mining – 0.3%
Newmont Mining Corp.,
4.875%, 3–15–42	255	322

Total Materials – 1.3%		1,581
Real Estate

Industrial REITs – 0.0%
Prologis L.P.,
1.250%, 10–15–30	17	16

Office REITs – 0.5%
Alexandria Real Estate Equities, Inc.,
2.000%, 5–18–32	335	325
Boston Properties L.P.,
3.250%, 1–30–31	235	250

		575

Retail REITs – 0.4%
Simon Property Group L.P.,
2.450%, 9–13–29	450	460

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs – 0.9%
American Tower Corp.,
3.800%, 8–15–29	$224	$248
Crown Castle International Corp.:
1.050%, 7–15–26	8	8
3.300%, 7–1–30	487	519
Equinix, Inc.,
2.150%, 7–15–30	320	314

		1,089

Total Real Estate – 1.8%		2,140
Utilities

Electric Utilities – 1.5%
Duke Energy Corp.,
3.750%, 9–1–46	244	261
Exelon Corp.,
4.700%, 4–15–50	91	115
Georgia Power Co.,
3.250%, 3–15–51	624	629
NextEra Energy Capital Holdings, Inc. (GTD by NextEra Energy, Inc.),
3.150%, 4–1–24	250	264
PacifiCorp,
2.900%, 6–15–52	350	341
Southern Co. (The):
3.250%, 7–1–26	100	108
4.400%, 7–1–46	100	118

		1,836

Multi-Utilities – 0.4%
Berkshire Hathaway Energy Co.,
2.850%, 5–15–51	251	240

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities (Continued)
Dominion Energy, Inc.,
3.375%, 4–1–30	$185	$201

		441

Total Utilities – 1.9%		2,277

TOTAL CORPORATE DEBT SECURITIES – 105.5%		$124,997
(Cost: $120,969)

SHORT-TERM SECURITIES	Shares
Money Market Funds(D) – 0.8%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares,
0.010%(C)	139	139
State Street Institutional U.S. Government Money Market Fund - Premier Class,
0.030%	840	840

		979

TOTAL SHORT-TERM SECURITIES – 0.8%		$979
(Cost: $979)

TOTAL INVESTMENT SECURITIES – 106.3%		$125,976
(Cost: $121,948)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (6.3)%		(7,493)

NET ASSETS – 100.0%		$118,483

Notes to Schedule of Investments

(A)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(B)	All or a portion of securities with an aggregate value of $135 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at September 30, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$124,997	$—
Short-Term Securities	979	—	—
Total	$979	$124,997	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Consumer Staples	19.9%
Industrials	19.2%
Materials	12.6%
Financials	11.4%
Health Care	10.7%
Consumer Discretionary	8.9%
Utilities	4.6%
Real Estate	4.6%
Energy	3.3%
Information Technology	3.1%
Communication Services	1.5%
Cash and Other Assets	0.2%

Top 10 Equity Holdings

Company	Sector	Industry
Albemarle Corp.	Materials	Specialty Chemicals
People’s United Financial, Inc.	Financials	Regional Banks
West Pharmaceutical Services, Inc.	Health Care	Health Care Supplies
Sysco Corp.	Consumer Staples	Food Distributors
Pentair, Inc.	Industrials	Industrial Machinery
Nucor Corp.	Materials	Steel
Chubb Ltd.	Financials	Property & Casualty Insurance
Archer Daniels Midland Co.	Consumer Staples	Agricultural Products
Exxon Mobil Corp.	Energy	Oil & Gas Exploration & Production
Chevron Corp.	Energy	Integrated Oil & Gas

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

(a)	Effective July 1, 2021, the name of Ivy ProShares S&P 500 Dividend Aristocrats Index Fund changed to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund.

2021	ANNUAL REPORT	41

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class R	Class R6^
1-year period ended 9-30-21	21.77%	21.93%	25.05%	24.14%	25.16%
5-year period ended 9-30-21	—	—	—	—	—
10-year period ended 9-30-21	—	—	—	—	—
Since Inception of Class through 9-30-21(4)	12.07%	12.14%	12.97%	12.13%	13.00%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class R and Class R6 shares are not subject to sales charges.

(3)	Class A and Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class R shares and 4-20-17 for Class R6 shares (the date on which shares were first acquired by shareholders).

^	Effective July 1, 2021, references to Class N are replaced with Class R6.

(a)	Effective July 1, 2021, the name of Ivy ProShares S&P 500 Dividend Aristocrats Index Fund changed to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

42	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares	Value
Communication Services

Integrated Telecommunication Services – 1.5%
AT&T, Inc.	232	$6,269

Total Communication Services – 1.5%		6,269
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.3%
V.F. Corp.	79	5,269

Distributors – 1.5%
Genuine Parts Co.	51	6,136

General Merchandise Stores – 1.4%
Target Corp.	25	5,727

Home Furnishings – 1.5%
Leggett & Platt, Inc.	135	6,046

Home Improvement Retail – 1.6%
Lowe’s Co., Inc.	33	6,600

Restaurants – 1.6%
McDonalds Corp.	27	6,485

Total Consumer Discretionary – 8.9%		36,263
Consumer Staples

Agricultural Products – 1.6%
Archer Daniels Midland Co.	113	6,759

Distillers & Vintners – 1.5%
Brown-Forman Corp., Class B	91	6,079

Drug Retail – 1.6%
Walgreen Co.	140	6,607

Food Distributors – 1.7%
Sysco Corp.	90	7,039

Household Products – 6.0%
Clorox Co. (The)	35	5,857
Colgate-Palmolive Co.	78	5,930
Kimberly-Clark Corp.	48	6,379
Procter & Gamble Co. (The)	47	6,534

		24,700

Hypermarkets & Super Centers – 1.6%
Wal-Mart Stores, Inc.	46	6,394

Packaged Foods & Meats – 2.9%
Hormel Foods Corp.	138	5,659
McCormick & Co., Inc.	76	6,176

		11,835

Soft Drinks – 3.0%
Coca-Cola Co. (The)	115	6,013
PepsiCo, Inc.	42	6,252

		12,265

Total Consumer Staples – 19.9%		81,678

COMMON STOCKS (Continued)	Shares	Value
Energy

Integrated Oil & Gas – 1.6%
Chevron Corp.	66	$6,704

Oil & Gas Exploration & Production – 1.7%
Exxon Mobil Corp.	115	6,738

Total Energy – 3.3%		13,442
Financials

Asset Management & Custody Banks – 3.1%
Franklin Resources, Inc.	223	6,627
T. Rowe Price Group, Inc.	32	6,199

		12,826

Financial Exchanges & Data – 1.6%
S&P Global, Inc.	16	6,635

Life & Health Insurance – 1.6%
Aflac, Inc.	122	6,382

Property & Casualty Insurance – 3.3%
Chubb Ltd.	39	6,792
Cincinnati Financial Corp.	57	6,476

		13,268

Regional Banks – 1.8%
People’s United Financial, Inc.	428	7,480

Total Financials – 11.4%		46,591
Health Care

Health Care Distributors – 1.3%
Cardinal Health, Inc.	110	5,459

Health Care Equipment – 4.7%
Abbott Laboratories	54	6,390
Becton Dickinson & Co.	26	6,398
Medtronic plc	51	6,372

		19,160

Health Care Supplies – 1.8%
West Pharmaceutical Services, Inc.	17	7,279

Pharmaceuticals – 2.9%
AbbVie, Inc.	55	5,963
Johnson & Johnson	38	6,143

		12,106

Total Health Care – 10.7%		44,004
Industrials

Aerospace & Defense – 1.6%
General Dynamics Corp.	34	6,676

Air Freight & Logistics – 1.5%
Expeditors International of Washington, Inc.	50	5,971

COMMON STOCKS (Continued)	Shares	Value
Building Products – 1.4%
A. O. Smith Corp.	94	$5,731

Construction Machinery & Heavy Trucks – 1.5%
Caterpillar, Inc.	31	5,986

Diversified Support Services – 1.5%
Cintas Corp.	17	6,291

Electrical Components & Equipment – 1.5%
Emerson Electric Co.	66	6,250

Industrial Conglomerates – 2.8%
3M Co.	33	5,717
Roper Industries, Inc.	13	5,871

		11,588

Industrial Machinery – 6.0%
Dover Corp.	40	6,185
Illinois Tool Works, Inc.	29	5,963
Pentair, Inc.	95	6,932
Stanley Black & Decker, Inc.	32	5,610

		24,690

Trading Companies & Distributors – 1.4%
W.W. Grainger, Inc.	14	5,600

Total Industrials – 19.2%		78,783
Information Technology

Data Processing & Outsourced Services – 1.5%
Automatic Data Processing, Inc.	32	6,339

IT Consulting & Other Services – 1.6%
International Business Machines Corp.	46	6,423

Total Information Technology – 3.1%		12,762
Materials

Industrial Gases – 3.0%
Air Products and Chemicals, Inc.	23	5,765
Linde plc	22	6,415

		12,180

Paper Packaging – 1.6%
Amcor plc	578	6,702

Specialty Chemicals – 6.3%
Albemarle Corp.	34	7,517
Ecolab, Inc.	30	6,256
PPG Industries, Inc.	40	5,736
Sherwin-Williams Co. (The)	23	6,393

		25,902

Steel – 1.7%
Nucor Corp.	69	6,822

Total Materials – 12.6%		51,606

2021	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Residential REITs – 1.5%
Essex Property Trust, Inc.	20	$6,294

Retail REITs – 3.1%
Federal Realty Investment Trust	56	6,612
Realty Income Corp.	93	6,013

		12,625

Total Real Estate – 4.6%		18,919
Utilities

Electric Utilities – 1.6%
NextEra Energy, Inc.	85	6,646

Gas Utilities – 1.4%
Atmos Energy Corp.	66	5,795

Multi-Utilities – 1.6%
Consolidated Edison, Inc.	88	6,394

Total Utilities – 4.6%		18,835

TOTAL COMMON STOCKS – 99.8%		$409,152
(Cost: $296,025)

TOTAL INVESTMENT SECURITIES – 99.8%		$409,152
(Cost: $296,025)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		654

NET ASSETS – 100.0%		$409,806

Notes to Schedule of Investments

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$409,152	$—	$—
Total	$409,152	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

44	ANNUAL REPORT	2021

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2021

(In thousands, except per share amounts)	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund(1)		Delaware Ivy ProShares MSCI ACWI Index Fund(2)		Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund(3)		Delaware Ivy ProShares S&P 500 Bond Index Fund(4)		Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund(5)
ASSETS
Investments in unaffiliated securities at value+^	$29,738		$57,260		$78,830		$125,976		$409,152
Investments at Value	29,738		57,260		78,830		125,976		409,152
Cash	—		—		—		2,398		—
Cash denominated in foreign currencies at value+	—		32		—		—		—
Restricted cash	200		—		—		—		—
Investment securities sold receivable	1,042		1,104		350		—		1,296
Dividends and interest receivable	427		155		126		1,040		743
Capital shares sold receivable	23		13		9		68		55
Receivable from affiliates	82		142		88		90		206
Receivable from securities lending income – net	—		4		—	*	—	*	—
Prepaid and other assets	28		23		28		29		39
Total Assets	31,540		58,733		79,431		129,601		411,491

LIABILITIES
Cash collateral on securities loaned at value	—		816		1,266		139		—
Investment securities purchased payable	1,026		—	*	—		2,398		—
Capital shares redeemed payable	4,425		1,470		3,218		8,512		1,269
Independent Trustees and Chief Compliance Officer fees payable	1		2		2		2		6
Overdraft due to custodian	—	*	948		206		—		182
Distribution and service fees payable	—	*	—	*	—	*	—	*	—	*
Shareholder servicing payable	4		8		11		19		49
Investment management fee payable	—	*	1		1		1		4
Accounting services fee payable	2		4		4		5		11
Variation margin payable	20		—		—		—		—
Other liabilities	40		60		52		42		164
Total Liabilities	5,518		3,309		4,760		11,118		1,685
Total Net Assets	$26,022		$55,424		$74,671		$118,483		$409,806

NET ASSETS
Capital paid in (shares authorized – unlimited)	$31,345		$24,763		$66,091		$110,575		$284,010
Accumulated earnings gain (loss)	(5,323)		30,661		8,580		7,908		125,796
Total Net Assets	$26,022		$55,424		$74,671		$118,483		$409,806

CAPITAL SHARES OUTSTANDING:
Class A	365		723		164		196		277
Class E	119		57		44		83		152
Class I	2,287		2,816		5,200		10,890		22,492
Class R	68		N/A		N/A		—		3
Class R6	N/A		N/A		1,147		N/A		4,700

NET ASSET VALUE PER SHARE:
Class A	$9.16		$15.41		$11.39		$10.60		$14.84
Class E	$9.17		$15.42		$11.39		$10.61		$14.84
Class I	$9.17		$15.41		$11.39		$10.61		$14.83
Class R	$9.16		N/A		N/A		$10.60		$14.85
Class R6	N/A		N/A		$11.40		N/A		$14.84

+COST
Investments in unaffiliated securities at cost	$28,959		$35,188		$67,679		$121,948		$296,025
Cash denominated in foreign currencies at cost	—		33		—		—		—
^Securities loaned at value	—		1,073		1,236		135		—

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Interest Rate Hedged High Yield Index Fund to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares MSCI ACWI Index Fund to Delaware Ivy ProShares MSCI ACWI Index Fund.
(3)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Russell 2000 Dividend Growers Index Fund to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.
(4)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Bond Index Fund to Delaware Ivy ProShares S&P 500 Bond Index Fund.
(5)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Dividend Aristocrats Index Fund to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	45

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2021

(In thousands)	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund(1)	Delaware Ivy ProShares MSCI ACWI Index Fund(2)	Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund(3)		Delaware Ivy ProShares S&P 500 Bond Index Fund(4)	Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund(5)
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$1,426	$2,265		$—	$10,319
Foreign dividend withholding tax	—	(83)	—		—	—
Interest and amortization from unaffiliated securities	1,956	— *	—	*	3,752	—	*
Securities lending income – net	—	7	4		2	—
Total Investment Income	1,956	1,350	2,269		3,754	10,319

EXPENSES
Investment management fee	184	330	359		283	1,444
Distribution and service fees:
Class A	8	45	5		10	11
Class E	3	4	2		4	7
Class R	4	N/A	N/A		3	3
Shareholder servicing:
Class A	1	19	3		4	7
Class E	1	3	2		3	7
Class I	52	89	138		222	538
Class R	2	N/A	N/A		2	2
Class R6	N/A	N/A	—	*	N/A	8
Registration fees	65	59	68		74	85
Custodian fees	3	45	17		5	18
Independent Trustees and Chief Compliance Officer fees	5	28	6		15	22
Accounting services fee	27	43	47		66	132
Professional fees	42	40	36		42	39
Third-party valuation service fees	12	131	—		—	—
Listing, data and related fees	24	39	40		31	159
Other	26	26	29		32	45
Total Expenses	459	901	752		796	2,527
Less:
Expenses in excess of limit	(203)	(382)	(166)		(213)	(464)
Total Net Expenses	256	519	586		583	2,063
Net Investment Income	1,700	831	1,683		3,171	8,256

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	451	12,379	12,662		4,080	24,283
Futures contracts	240	—	—		—	—
Foreign currency exchange transactions	—	(7)	—		—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	874	5,792	11,059		(5,888)	58,833
Futures contracts	219	—	—		—	—
Foreign currency exchange transactions	—	— *	—		—	—
Net Realized and Unrealized Gain (Loss)	1,784	18,164	23,721		(1,808)	83,116
Net Increase in Net Assets Resulting from Operations	$3,484	$18,995	$25,404		$1,363	$91,372

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Interest Rate Hedged High Yield Index Fund to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares MSCI ACWI Index Fund to Delaware Ivy ProShares MSCI ACWI Index Fund.
(3)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Russell 2000 Dividend Growers Index Fund to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.
(4)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Bond Index Fund to Delaware Ivy ProShares S&P 500 Bond Index Fund.
(5)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Dividend Aristocrats Index Fund to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund.

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund(1)		Delaware Ivy ProShares MSCI ACWI Index Fund(2)		Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund(3)
(In thousands)	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,700	$2,620	$831	$1,534	$1,683	$2,198
Net realized gain (loss) on investments	691	(3,273)	12,372	5,515	12,662	(12,718)
Net change in unrealized appreciation (depreciation)	1,093	(674)	5,792	6,164	11,059	(10,871)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,484	(1,327)	18,995	13,213	25,404	(21,391)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(145)	(172)	(918)	(279)	(31)	(34)
Class E	(49)	(66)	(91)	(28)	(17)	(23)
Class I	(1,485)	(2,561)	(2,558)	(980)	(1,346)	(1,820)
Class N	N/A	(50)	N/A	(575)	N/A	N/A
Class R	(33)	(49)	—	(21)	—	(10)
Class R6	N/A	N/A	N/A	N/A	(248)	(472)
Total Distributions to Shareholders	(1,712)	(2,898)	(3,567)	(1,883)	(1,642)	(2,359)
Capital Share Transactions	(13,599)	(18,200)	(36,873)	(46,832)	(25,669)	(29,825)
Net Decrease in Net Assets	(11,827)	(22,425)	(21,445)	(35,502)	(1,907)	(53,575)
Net Assets, Beginning of Period	37,849	60,274	76,869	112,371	76,578	130,153
Net Assets, End of Period	$26,022	$37,849	$55,424	$76,869	$74,671	$76,578

	Delaware Ivy ProShares S&P 500 Bond Index Fund(4)		Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund(5)
(In thousands)	Year ended 9-30-21	Year ended 9-30-20	Year ended 9-30-21	Year ended 9-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,171	$3,715	$8,256	$8,639
Net realized gain on investments	4,080	4,263	24,283	9,551
Net change in unrealized appreciation (depreciation)	(5,888)	2,488	58,833	(4,618)
Net Increase in Net Assets Resulting from Operations	1,363	10,466	91,372	13,572

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(206)	(105)	(251)	(90)
Class E	(85)	(41)	(182)	(76)
Class I	(6,621)	(3,661)	(19,825)	(10,009)
Class N	N/A	(28)	N/A	N/A
Class R	(41)	(23)	(59)	(28)
Class R6	N/A	N/A	(5,081)	(2,737)
Total Distributions to Shareholders	(6,953)	(3,858)	(25,398)	(12,940)
Capital Share Transactions	(20,409)	786	(41,280)	(8,483)
Net Increase (Decrease) in Net Assets	(25,999)	7,394	24,694	(7,851)
Net Assets, Beginning of Period	144,482	137,088	385,112	392,963
Net Assets, End of Period	$118,483	$144,482	$409,806	$385,112
(1)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Interest Rate Hedged High Yield Index Fund to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares MSCI ACWI Index Fund to Delaware Ivy ProShares MSCI ACWI Index Fund.
(3)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Russell 2000 Dividend Growers Index Fund to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.
(4)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Bond Index Fund to Delaware Ivy ProShares S&P 500 Bond Index Fund.
(5)	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Dividend Aristocrats Index Fund to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	47

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$8.74	$0.40	$0.43	$0.83	$(0.41)	$—	$(0.41)
Year ended 9-30-2020	9.44	0.47	(0.65)	(0.18)	(0.52)	—	(0.52)
Year ended 9-30-2019	10.05	0.54	(0.54)	0.00 *	(0.51)	(0.10)	(0.61)
Year ended 9-30-2018	10.07	0.50	0.01	0.51	(0.48)	(0.05)	(0.53)
Year ended 9-30-2017(4)	10.00	0.20	0.01	0.21	(0.14)	—	(0.14)
Class E Shares
Year ended 9-30-2021	8.75	0.41	0.43	0.84	(0.42)	—	(0.42)
Year ended 9-30-2020	9.44	0.48	(0.65)	(0.17)	(0.52)	—	(0.52)
Year ended 9-30-2019	10.05	0.54	(0.54)	0.00 *	(0.51)	(0.10)	(0.61)
Year ended 9-30-2018	10.07	0.50	0.01	0.51	(0.48)	(0.05)	(0.53)
Year ended 9-30-2017(4)	10.00	0.20	0.01	0.21	(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2021	8.75	0.43	0.42	0.85	(0.43)	—	(0.43)
Year ended 9-30-2020	9.44	0.50	(0.65)	(0.15)	(0.54)	—	(0.54)
Year ended 9-30-2019	10.05	0.56	(0.54)	0.02	(0.53)	(0.10)	(0.63)
Year ended 9-30-2018	10.07	0.53	0.00 *	0.53	(0.50)	(0.05)	(0.55)
Year ended 9-30-2017(4)	10.00	0.22	0.00 *	0.22	(0.15)	—	(0.15)
Class R Shares
Year ended 9-30-2021	8.75	0.36	0.41	0.77	(0.36)	—	(0.36)
Year ended 9-30-2020	9.44	0.43	(0.65)	(0.22)	(0.47)	—	(0.47)
Year ended 9-30-2019	10.05	0.49	(0.54)	(0.05)	(0.46)	(0.10)	(0.56)
Year ended 9-30-2018	10.07	0.46	0.00 *	0.46	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017(4)	10.00	0.18	0.01	0.19	(0.12)	—	(0.12)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Interest Rate Hedged High Yield Index Fund to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund.

48	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$9.16	9.60%	$3	0.90%		4.41%		1.33%		3.98%		54%
Year ended 9-30-2020	8.74	-1.89	3	0.90		5.30		1.25		4.95		39
Year ended 9-30-2019	9.44	0.15	3	0.90		5.60		1.16		5.34		50
Year ended 9-30-2018	10.05	5.21	3	0.90		5.04		1.30		4.64		33
Year ended 9-30-2017(4)	10.07	2.15	3	0.90	(5)	4.51	(5)	1.00	(5)	4.41	(5)	27	(6)
Class E Shares
Year ended 9-30-2021	9.17	9.70	1	0.81		4.50		1.37		3.94		54
Year ended 9-30-2020	8.75	-1.76	1	0.88		5.33		1.30		4.91		39
Year ended 9-30-2019	9.44	0.15	1	0.90		5.60		1.19		5.31		50
Year ended 9-30-2018	10.05	5.21	1	0.90		5.04		1.26		4.68		33
Year ended 9-30-2017(4)	10.07	2.15	1	0.90	(5)	4.51	(5)	0.98	(5)	4.43	(5)	27	(6)
Class I Shares
Year ended 9-30-2021	9.17	9.85	21	0.65		4.67		1.22		4.10		54
Year ended 9-30-2020	8.75	-1.52	33	0.65		5.55		1.15		5.05		39
Year ended 9-30-2019	9.44	0.39	54	0.65		5.85		1.05		5.45		50
Year ended 9-30-2018	10.05	5.48	40	0.65		5.31		1.17		4.79		33
Year ended 9-30-2017(4)	10.07	2.24	15	0.65	(5)	4.86	(5)	0.89	(5)	4.62	(5)	27	(6)
Class R Shares
Year ended 9-30-2021	9.16	8.93	1	1.44		3.90		1.83		3.51		54
Year ended 9-30-2020	8.75	-2.31	1	1.40		4.80		1.72		4.48		39
Year ended 9-30-2019	9.44	-0.33	1	1.39		5.11		1.62		4.88		50
Year ended 9-30-2018	10.05	4.70	1	1.37		4.57		1.71		4.23		33
Year ended 9-30-2017(4)	10.07	1.95	1	1.37	(5)	4.04	(5)	1.46	(5)	3.95	(5)	27	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	49

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2021	$12.77	$0.14	$3.15	$3.29	$(0.20)	$(0.45)		$(0.65)
Year ended 9-30-2020	11.77	0.14	1.05	1.19	(0.19)	—		(0.19)
Year ended 9-30-2019	11.81	0.19	(0.06)	0.13	(0.17)	—		(0.17)
Year ended 9-30-2018	10.92	0.17	0.84	1.01	(0.12)	—	*	(0.12)
Year ended 9-30-2017(4)	10.00	0.09	0.86	0.95	(0.03)	—		(0.03)
Class E Shares
Year ended 9-30-2021	12.77	0.16	3.17	3.33	(0.23)	(0.45)		(0.68)
Year ended 9-30-2020	11.77	0.17	1.04	1.21	(0.21)	—		(0.21)
Year ended 9-30-2019	11.81	0.21	(0.07)	0.14	(0.18)	—		(0.18)
Year ended 9-30-2018	10.92	0.19	0.84	1.03	(0.14)	—	*	(0.14)
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—		(0.04)
Class I Shares
Year ended 9-30-2021	12.77	0.18	3.15	3.33	(0.24)	(0.45)		(0.69)
Year ended 9-30-2020	11.77	0.17	1.05	1.22	(0.22)	—		(0.22)
Year ended 9-30-2019	11.81	0.22	(0.07)	0.15	(0.19)	—		(0.19)
Year ended 9-30-2018	10.92	0.20	0.84	1.04	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—		(0.04)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares MSCI ACWI Index Fund to Delaware Ivy ProShares MSCI ACWI Index Fund.

50	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$15.41	26.32%	$11	0.89%		0.94%		1.37%		0.46%		17%
Year ended 9-30-2020	12.77	10.23	19	0.89		1.20		1.36		0.73		22
Year ended 9-30-2019	11.77	1.14	16	0.90		1.66		1.28		1.28		28
Year ended 9-30-2018	11.81	9.27	14	0.90		1.48		1.24		1.14		39
Year ended 9-30-2017(4)	10.92	9.50	10	0.90	(5)	1.79	(5)	1.31	(5)	1.38	(5)	51	(6)
Class E Shares
Year ended 9-30-2021	15.42	26.62	1	0.70		1.11		1.47		0.34		17
Year ended 9-30-2020	12.77	10.45	2	0.70		1.39		1.35		0.74		22
Year ended 9-30-2019	11.77	1.21	2	0.74		1.82		1.26		1.30		28
Year ended 9-30-2018	11.81	9.53	1	0.75		1.61		1.18		1.18		39
Year ended 9-30-2017(4)	10.92	9.56	1	0.75	(5)	1.95	(5)	1.28	(5)	1.42	(5)	51	(6)
Class I Shares
Year ended 9-30-2021	15.41	26.61	43	0.65		1.20		1.18		0.67		17
Year ended 9-30-2020	12.77	10.51	56	0.65		1.45		1.18		0.92		22
Year ended 9-30-2019	11.77	1.31	52	0.65		1.90		1.11		1.44		28
Year ended 9-30-2018	11.81	9.64	51	0.65		1.76		1.09		1.32		39
Year ended 9-30-2017(4)	10.92	9.60	26	0.65	(5)	1.95	(5)	1.18	(5)	1.42	(5)	51	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	51

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2021	$8.70	$0.18	$2.69	$2.87	$(0.18)	$—		$(0.18)
Year ended 9-30-2020	10.97	0.19	(2.26)	(2.07)	(0.20)	—		(0.20)
Year ended 9-30-2019	10.97	0.19	0.06	0.25	(0.18)	(0.07)		(0.25)
Year ended 9-30-2018	10.44	0.16	0.51	0.67	(0.14)	—	*	(0.14)
Year ended 9-30-2017(4)	10.00	0.07	0.39	0.46	(0.02)	—		(0.02)
Class E Shares
Year ended 9-30-2021	8.69	0.19	2.71	2.90	(0.20)	—		(0.20)
Year ended 9-30-2020	10.97	0.21	(2.27)	(2.06)	(0.22)	—		(0.22)
Year ended 9-30-2019	10.97	0.21	0.05	0.26	(0.19)	(0.07)		(0.26)
Year ended 9-30-2018	10.44	0.17	0.51	0.68	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.07	0.39	0.46	(0.02)	—		(0.02)
Class I Shares
Year ended 9-30-2021	8.70	0.21	2.69	2.90	(0.21)	—		(0.21)
Year ended 9-30-2020	10.98	0.21	(2.27)	(2.06)	(0.22)	—		(0.22)
Year ended 9-30-2019	10.97	0.22	0.06	0.28	(0.20)	(0.07)		(0.27)
Year ended 9-30-2018	10.44	0.19	0.51	0.70	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—		(0.02)
Class R6 Shares
Year ended 9-30-2021	8.70	0.21	2.70	2.91	(0.21)	—		(0.21)
Year ended 9-30-2020	10.98	0.21	(2.26)	(2.05)	(0.23)	—		(0.23)
Year ended 9-30-2019	10.97	0.22	0.06	0.28	(0.20)	(0.07)		(0.27)
Year ended 9-30-2018	10.44	0.20	0.50	0.70	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—		(0.02)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares Russell 2000 Dividend Growers Index Fund to Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund.

52	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$11.39	33.05%	$2	0.88%		1.62%		1.11%		1.39%		56%
Year ended 9-30-2020	8.70	-19.03	2	0.88		1.89		1.08		1.69		71
Year ended 9-30-2019	10.97	2.31	2	0.90		1.72		1.12		1.50		30
Year ended 9-30-2018	10.97	6.52	1	0.90		1.55		0.91		1.54		36
Year ended 9-30-2017(4)	10.44	4.55	1	0.90	(5)	1.48	(5)	1.05	(5)	1.33	(5)	12	(6)
Class E Shares
Year ended 9-30-2021	11.39	33.43	1	0.70		1.74		1.13		1.31		56
Year ended 9-30-2020	8.69	-18.97	1	0.71		2.08		1.04		1.75		71
Year ended 9-30-2019	10.97	2.48	1	0.73		1.93		0.96		1.70		30
Year ended 9-30-2018	10.97	6.63	1	0.79		1.67		0.91		1.54		36
Year ended 9-30-2017(4)	10.44	4.60	1	0.80	(5)	1.59	(5)	1.03	(5)	1.36	(5)	12	(6)
Class I Shares
Year ended 9-30-2021	11.39	33.34	59	0.65		1.88		0.86		1.67		56
Year ended 9-30-2020	8.70	-18.89	62	0.65		2.12		0.84		1.93		71
Year ended 9-30-2019	10.98	2.66	99	0.65		2.00		0.81		1.84		30
Year ended 9-30-2018	10.97	6.79	97	0.65		1.82		0.83		1.64		36
Year ended 9-30-2017(4)	10.44	4.65	33	0.65	(5)	1.98	(5)	0.94	(5)	1.69	(5)	12	(6)
Class R6 Shares
Year ended 9-30-2021	11.40	33.45	13	0.65		1.89		0.68		1.86		56
Year ended 9-30-2020	8.70	-18.87	12	0.63		2.11		0.66		2.08		71
Year ended 9-30-2019	10.98	2.66	27	0.64		2.00		—		—		30
Year ended 9-30-2018	10.97	6.79	36	0.65		1.93		0.66		1.92		36
Year ended 9-30-2017(4)	10.44	4.65	3	0.65	(5)	2.08	(5)	0.79	(5)	1.94	(5)	12	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	53

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2021	$11.03	$0.22	$(0.14)	$0.08	$(0.21)	$(0.30)		$(0.51)
Year ended 9-30-2020	10.50	0.27	0.54	0.81	(0.28)	—		(0.28)
Year ended 9-30-2019	9.62	0.29	0.88	1.17	(0.29)	—		(0.29)
Year ended 9-30-2018	10.09	0.27	(0.50)	(0.23)	(0.24)	—	*	(0.24)
Year ended 9-30-2017(4)	10.00	0.11	0.06	0.17	(0.08)	—		(0.08)
Class E Shares
Year ended 9-30-2021	11.03	0.22	(0.12)	0.10	(0.22)	(0.30)		(0.52)
Year ended 9-30-2020	10.50	0.27	0.54	0.81	(0.28)	—		(0.28)
Year ended 9-30-2019	9.62	0.29	0.89	1.18	(0.30)	—		(0.30)
Year ended 9-30-2018	10.09	0.27	(0.49)	(0.22)	(0.25)	—	*	(0.25)
Year ended 9-30-2017(4)	10.00	0.11	0.06	0.17	(0.08)	—		(0.08)
Class I Shares
Year ended 9-30-2021	11.03	0.24	(0.12)	0.12	(0.24)	(0.30)		(0.54)
Year ended 9-30-2020	10.50	0.29	0.54	0.83	(0.30)	—		(0.30)
Year ended 9-30-2019	9.62	0.31	0.89	1.20	(0.32)	—		(0.32)
Year ended 9-30-2018	10.10	0.30	(0.51)	(0.21)	(0.27)	—	*	(0.27)
Year ended 9-30-2017(4)	10.00	0.12	0.07	0.19	(0.09)	—		(0.09)
Class R Shares
Year ended 9-30-2021	11.03	0.17	(0.14)	0.03	(0.16)	(0.30)		(0.46)
Year ended 9-30-2020	10.50	0.21	0.54	0.75	(0.22)	—		(0.22)
Year ended 9-30-2019	9.62	0.24	0.89	1.13	(0.25)	—		(0.25)
Year ended 9-30-2018	10.09	0.22	(0.50)	(0.28)	(0.19)	—	*	(0.19)
Year ended 9-30-2017(4)	10.00	0.08	0.07	0.15	(0.06)	—		(0.06)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Bond Index Fund to Delaware Ivy ProShares S&P 500 Bond Index Fund.

54	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$10.60	0.69%	$2		0.65%		2.02%		0.75%		1.92%		65%
Year ended 9-30-2020	11.03	7.80	5		0.65		2.47		0.69		2.43		64
Year ended 9-30-2019	10.50	12.46	4		0.65		2.92		0.69		2.88		33
Year ended 9-30-2018	9.62	-2.26	3		0.65		2.73		0.70		2.68		79
Year ended 9-30-2017(4)	10.09	1.69	3		0.65	(5)	2.34	(5)	—		—		45	(6)
Class E Shares
Year ended 9-30-2021	10.61	0.84	1		0.59		2.07		0.83		1.83		65
Year ended 9-30-2020	11.03	7.86	1		0.59		2.54		0.72		2.41		64
Year ended 9-30-2019	10.50	12.52	1		0.60		2.98		0.72		2.86		33
Year ended 9-30-2018	9.62	-2.22	1		0.60		2.79		0.69		2.70		79
Year ended 9-30-2017(4)	10.09	1.71	1		0.60	(5)	2.39	(5)	0.64	(5)	2.35	(5)	45	(6)
Class I Shares
Year ended 9-30-2021	10.61	1.03	115		0.40		2.25		0.55		2.10		65
Year ended 9-30-2020	11.03	8.07	137		0.40		2.73		0.56		2.57		64
Year ended 9-30-2019	10.50	12.74	130		0.40		3.17		0.61		2.96		33
Year ended 9-30-2018	9.62	-2.02	70		0.40		3.02		0.60		2.82		79
Year ended 9-30-2017(4)	10.10	1.78	34		0.40	(5)	2.65	(5)	0.54	(5)	2.51	(5)	45	(6)
Class R Shares
Year ended 9-30-2021	10.60	0.16	—	*	1.15		1.54		—		—		65
Year ended 9-30-2020	11.03	7.25	1		1.14		1.99		—		—		64
Year ended 9-30-2019	10.50	11.91	1		1.15		2.43		1.18		2.40		33
Year ended 9-30-2018	9.62	-2.76	1		1.15		2.23		1.19		2.19		79
Year ended 9-30-2017(4)	10.09	1.50	1		1.13	(5)	1.85	(5)	—		—		45	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	55

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND^

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2021	$12.63	$0.25	$2.80	$3.05	$(0.26)	$(0.58)	$(0.84)
Year ended 9-30-2020	12.66	0.24	0.11	0.35	(0.23)	(0.15)	(0.38)
Year ended 9-30-2019	11.96	0.21	0.83	1.04	(0.22)	(0.12)	(0.34)
Year ended 9-30-2018	10.62	0.21	1.30	1.51	(0.17)	— *	(0.17)
Year ended 9-30-2017(4)	10.00	0.08	0.56	0.64	(0.02)	—	(0.02)
Class E Shares
Year ended 9-30-2021	12.63	0.27	2.80	3.07	(0.28)	(0.58)	(0.86)
Year ended 9-30-2020	12.67	0.26	0.10	0.36	(0.25)	(0.15)	(0.40)
Year ended 9-30-2019	11.96	0.22	0.84	1.06	(0.23)	(0.12)	(0.35)
Year ended 9-30-2018	10.62	0.21	1.30	1.51	(0.17)	— *	(0.17)
Year ended 9-30-2017(4)	10.00	0.08	0.56	0.64	(0.02)	—	(0.02)
Class I Shares
Year ended 9-30-2021	12.63	0.29	2.78	3.07	(0.29)	(0.58)	(0.87)
Year ended 9-30-2020	12.67	0.27	0.10	0.37	(0.26)	(0.15)	(0.41)
Year ended 9-30-2019	11.96	0.24	0.84	1.08	(0.25)	(0.12)	(0.37)
Year ended 9-30-2018	10.62	0.24	1.30	1.54	(0.20)	— *	(0.20)
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—	(0.03)
Class R Shares
Year ended 9-30-2021	12.62	0.17	2.79	2.96	(0.15)	(0.58)	(0.73)
Year ended 9-30-2020	12.65	0.19	0.10	0.29	(0.17)	(0.15)	(0.32)
Year ended 9-30-2019	11.95	0.15	0.83	0.98	(0.16)	(0.12)	(0.28)
Year ended 9-30-2018	10.62	0.15	1.29	1.44	(0.11)	— *	(0.11)
Year ended 9-30-2017(4)	10.00	0.05	0.57	0.62	—	—	—
Class R6 Shares
Year ended 9-30-2021	12.63	0.29	2.79	3.08	(0.29)	(0.58)	(0.87)
Year ended 9-30-2020	12.67	0.27	0.10	0.37	(0.26)	(0.15)	(0.41)
Year ended 9-30-2019	11.96	0.24	0.84	1.08	(0.25)	(0.12)	(0.37)
Year ended 9-30-2018	10.62	0.25	1.29	1.54	(0.20)	— *	(0.20)
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—	(0.03)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

^	Effective July 1, 2021, the Fund’s name changed from Ivy ProShares S&P 500 Dividend Aristocrats Index Fund to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund.

56	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2021	$14.84	24.85%	$4		0.74%		1.75%		0.88%		1.61%		29%
Year ended 9-30-2020	12.63	2.88	4		0.74		2.01		0.84		1.91		40
Year ended 9-30-2019	12.66	9.04	3		0.75		1.79		0.89		1.65		28
Year ended 9-30-2018	11.96	14.29	2		0.75		1.87		0.81		1.81		27
Year ended 9-30-2017(4)	10.62	6.39	1		0.75	(5)	1.63	(5)	0.86	(5)	1.52	(5)	4	(6)
Class E Shares
Year ended 9-30-2021	14.84	25.02	2		0.60		1.89		0.97		1.52		29
Year ended 9-30-2020	12.63	2.94	3		0.60		2.12		0.93		1.79		40
Year ended 9-30-2019	12.67	9.14	2		0.73		1.82		0.94		1.61		28
Year ended 9-30-2018	11.96	14.29	1		0.75		1.87		0.76		1.86		27
Year ended 9-30-2017(4)	10.62	6.39	1		0.75	(5)	1.64	(5)	0.81	(5)	1.58	(5)	4	(6)
Class I Shares
Year ended 9-30-2021	14.83	25.05	334		0.50		2.00		0.64		1.86		29
Year ended 9-30-2020	12.63	3.07	297		0.50		2.21		0.64		2.07		40
Year ended 9-30-2019	12.67	9.39	301		0.50		2.04		0.69		1.85		28
Year ended 9-30-2018	11.96	14.56	282		0.50		2.14		0.65		1.99		27
Year ended 9-30-2017(4)	10.62	6.49	87		0.50	(5)	1.97	(5)	0.72	(5)	1.75	(5)	4	(6)
Class R Shares
Year ended 9-30-2021	14.85	24.14	—	*	1.24		1.22		—		—		29
Year ended 9-30-2020	12.62	2.37	1		1.19		1.53		—		—		40
Year ended 9-30-2019	12.65	8.50	1		1.26		1.28		1.28		1.26		28
Year ended 9-30-2018	11.95	13.61	1		1.26		1.35		—		—		27
Year ended 9-30-2017(4)	10.62	6.20	1		1.29	(5)	1.09	(5)	1.35	(5)	1.03	(5)	4	(6)
Class R6 Shares
Year ended 9-30-2021	14.84	25.16	70		0.48		2.02		—		—		29
Year ended 9-30-2020	12.63	3.07	80		0.50		2.24		0.50		2.24		40
Year ended 9-30-2019	12.67	9.40	86		0.50		2.03		0.53		2.00		28
Year ended 9-30-2018	11.96	14.56	93		0.49		2.17		—		—		27
Year ended 9-30-2017(4)	10.62	6.49	3		0.50	(5)	1.89	(5)	0.57	(5)	1.82	(5)	4	(6)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	57

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2021

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly known as Ivy ProShares Interest Rate Hedged High Yield Index Fund), Delaware Ivy ProShares MSCI ACWI Index Fund (formerly known as Ivy ProShares MSCI ACWI Index Fund), Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly known as Ivy ProShares Russell 2000 Dividend Growers Index Fund), Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly known as Ivy ProShares S&P 500 Bond Index Fund) and Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (formerly known as Ivy ProShares S&P 500 Dividend Aristocrats Index Fund) (each, a “Fund”) are five series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager was Ivy Investment Management Company (“IICO” or the “Manager”) through April 30, 2021. Effective April 30, 2021, each Fund’s investment manager is Delaware Management Company (“DMC” or the “Manager”).

Each Fund offers Class A, Class E and Class I shares. Certain Funds offer Class R and Class R6 (formerly Class N) shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A and Class E shares, a 1% CDSC is only imposed on shares purchased at NAV for $250,000 or more that are subsequently redeemed within 12 months of purchase. Class I, Class R and Class R6 shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, E and R have a distribution and service plan. Class I shares and Class R6 shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

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Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that

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may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. On September 13, 2021, the Board approved a proposal to liquidate and dissolve the Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund. The liquidation and dissolution date (“Liquidation Date”) will be announced at least 60 days prior to the liquidation. The Funds were closed to new investors on September 30, 2021 and will be closed to existing shareholders five business days before the Liquidation Date.

On September 13, 2021, the Board approved the Delaware Ivy ProShares S&P 500 Dividend Aristocrats Fund name change to “Delaware Ivy S&P 500 Dividend Aristocrats Index Fund” and the appointment of the portfolio manager team of Barry Gladstein, CFA, and Chris Gowlland, CFA, of DMC as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021.

On November 1, 2021, the Funds, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit with Bank of New York Mellon and a group of financial institutions to be utilized to temporarily finance the repurchase or redemption of Fund shares and for other temporary or emergency purposes. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%% with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

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Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. DMC, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.
•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

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A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

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Transfers from Level 2 to Level 3, if any, occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2, if any, occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Futures Contracts. Certain Funds are authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2021:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	Unrealized appreciation on futures contracts*	$158		$—

*

The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2021.

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Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended September 30, 2021:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$240	$—	$—	$240

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended September 30, 2021:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$219	$—	$—	$219

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2021, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—	$33,586	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS
($ amounts in thousands unless indicated otherwise)

Management Fees. IICO served as each Fund’s investment manager through April 30, 2021. Effective April 30, 2021, DMC serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $5,000M	Over $5,000M
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.50%	0.48%	0.46%	0.45%
Delaware Ivy ProShares MSCI ACWI Index Fund	0.45	0.43	0.41	0.40
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.40	0.38	0.36	0.35
Delaware Ivy ProShares S&P 500 Bond Index Fund	0.20	0.18	0.16	0.15
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	0.35	0.33	0.31	0.30

DMC has entered into a Subadvisory Agreement with the following entity on behalf of the Funds:

Under an agreement between DMC and ProShare Advisors LLC (“ProShare Advisors”), ProShare Advisors serves as subadviser to the Funds. The subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Through April 30, 2021, fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statements of Operations.

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Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Listing, Data and Related Fees. The Funds may incur costs relating to their initial and ongoing listing on an exchange. Additionally, a Fund may enter into a license agreement for the right to use an Index and its Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as “Listing, data and related fees”.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) through April 30, 2021 and Delaware Distributors, L.P. (“DDLP”) effective April 30, 2021 for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate DDLP/IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay DDLP/IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate DDLP/IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, DDLP/IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption

2021	ANNUAL REPORT	65

amount of certain Class A and Class E shares and is paid to DDLP/IDI. During the year ended September 30, 2021, DDLP/IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions		CDSC			Commissions Paid(1)
			Class A		Class E
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fd	$—	*	$—		$—	$—	*
Delaware Ivy ProShares MSCI ACWI Index Fund	18		—	*	—	15
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	2		—		—	2
Delaware Ivy ProShares S&P 500 Bond Index Fund	1		—	*	—	—	*
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	3		—		—	1

*	Not shown due to rounding.

(1)	DDLP/IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. DMC, the Funds’ investment manager, DDLP, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2021 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	All Classes	Contractual	4-20-2017	1-31-2022	N/A	$146	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2022	0.90%	$1		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-29-2022	0.81%	$2		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2022	0.65%	$54		Shareholder Servicing
Delaware Ivy ProShares MSCI ACWI Index Fund	All Classes	Contractual	4-20-2017	1-31-2022	N/A	$263	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2022	0.89%	$21		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-29-2022	0.70%	$7		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2022	0.65%	$91		Shareholder Servicing
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	All Classes	Contractual	4-20-2017	1-31-2022	N/A	$14	(2)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2022	0.88%	$4		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-29-2022	0.67%(3)	$4		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2022	0.65%	$143		Shareholder Servicing
	Class R6	Contractual	4-20-2017	1-31-2022	0.65%	$1		Shareholder Servicing
	Class R6	Contractual	4-20-2017	1-31-2022	Not to exceed Class I	$—		N/A

66	ANNUAL REPORT	2021

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Delaware Ivy ProShares S&P 500 Bond Index Fund	Class A	Contractual	4-20-2017	1-31-2022	0.65%	$4	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-29-2022	0.59%	$4	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2022	0.40%	$205	Shareholder Servicing
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Class A	Contractual	4-20-2017	1-31-2022	0.74%	$6	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-29-2022	0.58%(4)	$10	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2022	0.50%	$448	Shareholder Servicing
	Class R6	Contractual	4-20-2017	1-31-2022	0.50%	$—	N/A
	Class R6	Contractual	4-20-2017	1-31-2022	Not to exceed Class I	$—	N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class E and/or Class I contractual expense limits, investment management fees were waived for all share classes.

(2)	Due to Class A, Class E, Class I and/or Class R6 contractual expense limits, investment management fees were waived for all share classes.

(3)	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 0.71%.

(4)	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 0.60%.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The program was in existence in the past but has now been terminated. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2021.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$18,845	$—	$27,402
Delaware Ivy ProShares MSCI ACWI Index Fund	—	12,244	—	50,182
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	49,264	—	71,806
Delaware Ivy ProShares S&P 500 Bond Index Fund	—	90,746	—	105,864
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	116,950	—	174,706

8.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Fund may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned

2021	ANNUAL REPORT	67

securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2021 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2021:

Fund	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Delaware Ivy ProShares MSCI ACWI Index Fund	$1,073	$937	$197	$1,134
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,236	1,266	—	1,266
Delaware Ivy ProShares S&P 500 Bond Index Fund	135	139	—	139

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund						Delaware Ivy ProShares MSCI ACWI Index Fund
	Year ended 9-30-21			Year ended 9-30-20			Year ended 9-30-21		Year ended 9-30-20
	Shares		Value	Shares		Value	Shares	Value	Shares		Value
Shares issued from sale of shares:
Class A	34		$309	38		$332	184	$2,687	285		$3,413
Class E	5		42	17		153	21	302	10		121
Class I	803		7,334	662		5,978	455	6,560	1,085		12,931
Class R	—	*	4	—	*	4	—	—	—		—
Class R6	N/A		N/A	—		—	N/A	N/A	621		7,056
Shares issued in reinvestment of distributions to shareholders:
Class A	2		16	1		11	34	477	11		132
Class E	1		8	2		14	2	32	—	*	7
Class I	151		1,368	253		2,276	154	2,156	58		702
Class R	—	*	1	—	*	1	—	—	—		—
Class R6	N/A		N/A	—		—	N/A	N/A	49		575

68	ANNUAL REPORT	2021

	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund				Delaware Ivy ProShares MSCI ACWI Index Fund
	Year ended 9-30-21		Year ended 9-30-20		Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares redeemed:
Class A	(22)	$(204)	(12)	$(107)	(985)	$(15,183)	(168)	$(2,022)
Class E	(6)	(52)	(22)	(184)	(105)	(1,626)	(3)	(37)
Class I	(2,420)	(22,097)	(2,894)	(25,787)	(2,184)	(32,278)	(1,211)	(14,254)
Class R	(36)	(328)	— *	— *	—	—	(199)	(2,366)
Class R6	N/A	N/A	(100)	(891)	N/A	N/A	(4,067)	(53,090)
Net decrease	(1,488)	$(13,599)	(2,055)	$(18,200)	(2,424)	$(36,873)	(3,529)	$(46,832)

	Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund				Delaware Ivy ProShares S&P 500 Bond Index Fund
	Year ended 9-30-21		Year ended 9-30-20		Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	153	$1,814	51	$496	143	$1,535	116	$1,272
Class E	27	320	10	104	41	448	20	211
Class I	675	7,298	2,107	20,664	3,292	35,405	5,073	54,442
Class R	N/A	N/A	—	—	1	11	1	12
Class R6	132	1,510	704	6,783	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	1	18	1	10	7	77	2	21
Class E	1	7	1	5	4	43	1	13
Class I	114	1,287	166	1,597	596	6,460	319	3,412
Class R	N/A	N/A	—	—	— *	2	— *	1
Class R6	22	248	49	472	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(164)	(2,000)	(70)	(698)	(387)	(4,086)	(36)	(379)
Class E	(91)	(1,124)	(2)	(20)	(116)	(1,221)	(6)	(62)
Class I	(2,739)	(30,773)	(4,150)	(41,798)	(5,401)	(57,975)	(5,347)	(57,039)
Class R	N/A	N/A	(80)	(716)	(105)	(1,108)	— *	(2)
Class R6	(381)	(4,274)	(1,840)	(16,724)	N/A	N/A	(100)	(1,116)
Net increase (decrease)	(2,250)	$(25,669)	(3,053)	$(29,825)	(1,925)	$(20,409)	43	$786

	Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
	Year ended 9-30-21			Year ended 9-30-20
	Shares		Value	Shares		Value
Shares issued from sale of shares:
Class A	123		$1,818	122		$1,476
Class E	47		678	36		453
Class I	5,223		77,478	6,522		79,126
Class R	—	*	3	25		293
Class R6	83		1,179	2,706		31,107
Shares issued in reinvestment of distributions to shareholders:
Class A	12		157	3		41
Class E	9		123	4		44
Class I	1,351		18,381	727		8,966
Class R	—	*	2	—	*	1
Class R6	375		5,081	223		2,737

2021	ANNUAL REPORT	69

	Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
	Year ended 9-30-21		Year ended 9-30-20
	Shares	Value	Shares	Value
Shares redeemed:
Class A	(152)	$(2,342)	(39)	$(491)
Class E	(114)	(1,745)	(11)	(130)
Class I	(7,692)	(110,924)	(7,386)	(88,624)
Class R	(80)	(1,245)	(24)	(306)
Class R6	(2,056)	(29,924)	(3,436)	(43,176)
Net decrease	(2,871)	$(41,280)	(528)	$(8,483)

*	Not shown due to rounding.

10.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal years ended March 31, 2020 and September 30, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

11.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2021 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$28,984	$978	$224	$754
Delaware Ivy ProShares MSCI ACWI Index Fund	35,782	22,884	1,406	21,478
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	71,633	10,220	3,023	7,197
Delaware Ivy ProShares S&P 500 Bond Index Fund	121,948	5,225	1,197	4,028
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	306,661	105,208	2,717	102,491

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended September 30, 2021 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$94	$—	$—	$—	$—
Delaware Ivy ProShares MSCI ACWI Index Fund	837	8,347	—	—	—
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,384	—	—	—	—
Delaware Ivy ProShares S&P 500 Bond Index Fund	217	3,700	—	35	—
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	10,615	12,695	—	—	—

70	ANNUAL REPORT	2021

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2021 and 2020 were as follows:

	September 30, 2021		September 30, 2020
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$1,712	$—	$2,898	$—
Delaware Ivy ProShares MSCI ACWI Index Fund	1,499	2,068	1,883	—
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,642	—	2,359	—
Delaware Ivy ProShares S&P 500 Bond Index Fund	3,391	3,562	3,858	—
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	9,924	15,474	9,470	3,470

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2021, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$2,144	$4,026
Delaware Ivy ProShares MSCI ACWI Index Fund	—	—
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	—
Delaware Ivy ProShares S&P 500 Bond Index Fund	—	—
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At September 30, 2021, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)	Paid-In Capital
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—
Delaware Ivy ProShares MSCI ACWI Index Fund	(3,325)	3,325
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	—
Delaware Ivy ProShares S&P 500 Bond Index Fund	—	—
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	—

2021	ANNUAL REPORT	71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund and Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund and Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (formerly known as Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, respectively) (five of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 29, 2021

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

72	ANNUAL REPORT	2021

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2021:

	Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations	Qualified Dividend Income for Individuals
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$1,132,144	$—
Delaware Ivy ProShares MSCI ACWI Index Fund	701,531	—	1,304,916
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,299,271	—	1,297,614
Delaware Ivy ProShares S&P 500 Bond Index Fund	—	2,117,930	—
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	5,691,211	—	6,035,593

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—
Delaware Ivy ProShares MSCI ACWI Index Fund	5,393,071
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	—
Delaware Ivy ProShares S&P 500 Bond Index Fund	3,562,347
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	15,474,136

The Funds utilized the following earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction:

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—
Delaware Ivy ProShares MSCI ACWI Index Fund	3,325,000
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	—
Delaware Ivy ProShares S&P 500 Bond Index Fund	—
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2021	ANNUAL REPORT	73

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	DELAWARE FUNDS BY MACQUARIE

(UNAUDITED)

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	Private Investor (March 2004-Present)	150	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	150	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	150	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

74	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
					Director, The Children’s Center (2003-2015) Director, Metropolitan Affairs Coalition (2003-2015) Director, Michigan Roundtable for Diversity and Inclusion (2003-2015) Trustee, Ivy NextShares (2019)]
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	150

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	89

Director, OU Medicine, Inc. (2020 to present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

2021	ANNUAL REPORT	75

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

76	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	150

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	150

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

2021	ANNUAL REPORT	77

Officers

	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
4

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

78	ANNUAL REPORT	2021

BOARD CONSIDERATIONS IN APPROVING DMC / SUB-ADVISORY AGREEMENTS	IVY FUNDS

(UNAUDITED)

Because there was no change of control of any of the Unaffiliated Sub-Advisors with respect to the Transaction and because the new Unaffiliated Sub-advisory Agreements with DMC were substantially similar to the prior Unaffiliated Sub-Advisors’ agreements with IICO, the Board considered the information previously provided by the Unaffiliated Sub-Advisors during the Board’s most recent annual contract renewal meeting or the meeting where an Unaffiliated Sub-Advisor was initially hired if the Unaffiliated Sub-Advisor was still within the initial term of its Unaffiliated Sub-Advisory Agreement. As a result, the Board focused primarily on the approval of DMC (and its Affiliated Sub-Advisors) and the terms of the DMC Advisory Agreement. Below is a description of the Board’s considerations.

At Meeting, the Board, including the Board’s Independent Trustees, considered and unanimously approved the DMC Advisory Agreements between the Trusts, on behalf of each Fund, and DMC. The Board also determined to recommend that shareholders of each Fund approve the proposed DMC Advisory Agreements. The Board’s Independent Trustees reviewed the approval of the DMC Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of DMC or IICO were present. In voting their approval of the proposed Management Agreement at the Meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Background for the Board Approvals

At a meeting held on December 17, 2020, representatives of WDR, IICO and DMC met with the Board to discuss the merger agreement with Macquarie, pursuant to which Macquarie would acquire WDR. The Independent Trustees were advised that the Transaction, if completed, would constitute a change of control event and result in the termination of the IICO investment advisory agreements. The Independent Trustees were also advised that it was proposed that DMC, a wholly-owned subsidiary of Macquarie, would serve as the investment adviser to each Fund after the closing of the Transaction and that the Board would be asked to consider approval of the terms and conditions of the DMC Advisory Agreements with DMC and thereafter to submit the DMC Advisory Agreements to each Fund’s shareholders for approval.

In anticipation of the Transaction, the Trustees met at a series of subsequent meetings on January 6, 2021, January 9, 2021, and January 12, 2021, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the DMC Advisory Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a “Board Meeting”). During each of these Board Meetings, the Board sought additional and clarifying information as they deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to DMC. The Diligence Requests sought information relevant to the Boards’ consideration of the DMC Advisory Agreements and distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. DMC provided documents and information in response to the Diligence Requests (the “Response Materials”). Senior management representatives of DMC, WDR and IICO participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the DMC Advisory Agreements.

The Board’s evaluation of the DMC Advisory Agreements reflected the information provided specifically in connection with its review of the DMC Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the IICO investment advisory agreements at a meeting of the Board on August 11-12, 2020 (“2020 15(c) Board Meeting”) and at other subsequent Board meetings in 2020. The Board’s evaluation of the DMC Advisory Agreements also reflected the knowledge gained as Trustees of the Funds with respect to services provided by IICO and its affiliates.

The Board’s approvals and recommendations were based on their determination, within their business judgment, that it would be in the best interests of each Fund and the Fund’s respective shareholders, for DMC to provide investment advisory services to the Funds, following the closing of the Transaction.

Factors Considered in Approving the Proposed DMC Advisory Agreements

In connection with the Board’s consideration of the DMC Advisory Agreements, DMC and IICO advised the Board about a variety of matters, including the following:

•

The nature, extent, and quality of the services to be provided to the Funds by DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by IICO.

2021	ANNUAL REPORT	79

•	DMC’s stated commitment to maintaining and enhancing the Ivy Fund Complex shareholder experience.

•	DMC does not propose changes to the investment objective(s) of any Funds.

•	The DMC Advisory Agreement do not change any Fund’s contractual advisory fee rate.

•

The portfolio managers and portfolio management teams at IICO that manage the Funds are expected to continue to do so post-Transaction as employees of Macquarie, if they choose to become employees of Macquarie.

•	DMC proposes that the same Unaffiliated Sub-Advisors be retained post-Transaction.

•	DMC may utilize certain Affiliated Sub-Advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

•

Delaware Distributors, L.P.’s (“DDLP”) distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the DMC Advisory Agreements.

•

The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the DMC Advisory Agreements, the Board considered the factors discussed below, among others.

The Nature, Extent, and Quality of Services Expected to be Provided by DMC. The Board received and considered information regarding the nature, extent and quality of services expected to be provided by DMC. In evaluating the nature, extent and quality of services to be provided by DMC, the Board considered information provided by DMC regarding its advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (both pre- and post-Closing). The Board also considered the capabilities, resources, and personnel of DMC, including senior and other personnel of IICO who had been extended offers to join DMC, in order to determine whether DMC is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to DMC. The Board recognized that the IICO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board also considered the policies and practices of DMC regarding the selection of broker/dealers and the execution of portfolio transactions. The Board considered the resources and infrastructure that DMC intends to devote to its compliance program to ensure compliance with applicable laws and regulations as well as DMC’s commitment to those programs. The Board also considered the resources that DMC has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by DMC related to its business, legal, and regulatory affairs. This review considered the resources available to DMC to provide the services specified under the DMC Advisory Agreements. The Board considered DMC’s financial condition, including the financing of the Transaction, and noted that DMC is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business. Finally, the Board considered that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by DMC compared to those currently provided by IICO.

The Board considered that, while it was proposed that DMC would become the investment adviser to the Funds, the same portfolio managers and portfolio management teams at IICO that manage Funds are expected to continue to do so after the Transaction as employees of Macquarie if they choose to become employees of Macquarie. The Board determined that they had considered the qualifications of the portfolio managers at IICO at the 2020 15(c) Board Meeting.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure post-Transaction, with expanded relief provided that Fund shareholders approved relying on DMC’s manager-of-managers relief. The Board considered that DMC’s experience in allocating assets to, and overseeing the advisory services of, its sub-advisers, was similar to IICO’s role in allocating assets to and overseeing the advisory services provided by the current sub-advisers to the Funds, as applicable. The Board considered that DMC may utilize certain affiliated sub-advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

The Board considered that the terms and conditions of the DMC Advisory Agreements are substantially similar to the terms and conditions of the IICO investment advisory agreements.

After review of these and other considerations, the Board concluded that DMC will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by IICO, and that these services are appropriate in nature and extent in light of the Funds’ operations and investor needs.

80	ANNUAL REPORT	2021

Performance of the Funds. With respect to the performance of the Funds, the Board considered their review at the 2020 15(c) Board Meeting of peer group and benchmark investment performance comparison data relating to each Fund’s long-term performance record for similar accounts. The Board considered that information reviewed at the 2020 15(c) Board Meeting would be relevant given that the Funds are expected to retain their current portfolio managers, portfolio management teams or unaffiliated Sub-Advisors. Based on information presented to the Board at the 2020 15(c) Board Meeting and its discussions with DMC, the Board concluded that DMC is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, strategies and restrictions.

Fees to Be Paid to DMC and Expenses of the Funds. The Board considered that they had reviewed each Fund’s existing advisory fee rate at the 2020 15(c) Board Meeting. The Board considered that the DMC Advisory Agreements do not change any Fund’s contractual advisory fee rate. The Board also considered that DMC and IICO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the change of control event, for so long as the requirements of Section 15(f) apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by DMC. The Board concluded that the retention of DMC was unlikely to impose an unfair burden on the Funds’ because, after the Transaction, none of IICO, DMC, DDLP, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that DMC’s advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the DMC Advisory Agreements.

Extent to Which DMC May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Shareholders. The Board considered potential or anticipated economies of scale in relation to the services DMC would provide to each Fund. The Board considered that the DMC Advisory Agreements include the same advisory fee breakpoints for the same Funds as the IICO investment advisory agreements. The Board also considered DMC’s representation that the significant increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board also considered DMC’s representation that it expected to realize economies of scale in connection with the operation of the Funds, specifically by achieving operational efficiencies, cost synergies and possible consolidation of service providers and vendors. The Board noted that they will have the opportunity to periodically re-examine whether a Fund or the respective Trust has achieved economies of scale, and the appropriateness of investment advisory fees payable to DMC, in the future.

Profits to be Realized by DMC and its Affiliates from Their Relationship with the Trusts. The Board considered the benefits DMC and its affiliates may derive from their relationship with the Funds. The Board also considered information on DMC’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered DMC’s representation that the fully integrated Ivy Fund Complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on DMC’s overall financial profitability. The Board considered that the expected profitability of DMC and its affiliates was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to DMC’s profitability with respect to the Funds at the end of the initial two-year term of the DMC Advisory Agreements.

Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to DMC and its affiliates. The Board noted that the Transaction provides DMC and its affiliates the opportunity to deliver investment products and services to the WDR network. The Board considered that the Transaction, if completed, would significantly increase DMC’s assets under management and expand DMC’s investment capabilities and relationships with certain wealth management intermediaries. Specifically, the Board considered that upon completion of the Transaction, Macquarie has agreed to sell WDR’s wealth management platform to LPL Financial Holdings Inc. This increased size and diversification could facilitate DMC’s continued investment in its business and products, which DMC would be able to leverage across a broader base of assets. DMC also would be able to use trading commission credits from the Funds’ transactions in securities to “purchase” third-party research and execution services to support its investment process. Based on their review, the Boards determined that any “fall-out” benefits and other types of benefits that may accrue to DMC are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at the January 2021 Meeting, the Board, including a majority of the Independent Trustees, acting within their business judgment, (1) concluded that the terms of the DMC Advisory Agreements are fair and reasonable and that approval of the DMC Advisory Agreements is in the best interests of each Fund and its respective shareholders, (2) voted to approve the DMC Advisory Agreements, and (3) voted to recommend

2021	ANNUAL REPORT	81

approval of the DMC Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the DMC Advisory Agreements and to recommend approval of the DMC Advisory Agreements by shareholders of the Funds.

82	ANNUAL REPORT	2021

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

FACTS	What does Ivy Funds do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Funds chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 5:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Funds

What we do
How does Ivy Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Funds collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

2021	ANNUAL REPORT	83

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of Ivy Funds in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

84	ANNUAL REPORT	2021

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

2021	ANNUAL REPORT	85

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86	ANNUAL REPORT	2021

DELAWARE FUNDS BY MACQUARIE FAMILY

Domestic Equity Funds

Delaware Ivy Accumulative Fund

Delaware Ivy Core Equity Fund

Delaware Ivy Large Cap Growth Fund

Delaware Ivy Mid Cap Growth Fund

Delaware Ivy Mid Cap Income Opportunities Fund

Delaware Ivy Small Cap Core Fund

Delaware Ivy Small Cap Growth Fund

Delaware Ivy Value Fund

Global/International Funds

Delaware Ivy Emerging Markets Equity Fund

Delaware Ivy Global Equity Income Fund

Delaware Ivy Global Growth Fund

Delaware Ivy International Small Cap Fund

Delaware Ivy International Core Equity Fund

Delaware Ivy Managed International Opportunities Fund

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund

Delaware Ivy Pzena International Value Fund

Index Funds

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund

Delaware Ivy ProShares MSCI ACWI Index Fund

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

Delaware Ivy ProShares S&P 500 Bond Index Fund

Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Specialty Funds

Delaware Ivy Apollo Multi-Asset Income Fund

Delaware Ivy Asset Strategy Fund

Delaware Ivy Balanced Fund

Delaware Ivy Energy Fund

Delaware Ivy LaSalle Global Real Estate Fund

Delaware Ivy Natural Resources Fund

Delaware Ivy Science and Technology Fund

Delaware Ivy Securian Real Estate Securities Fund

Delaware Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Delaware Ivy Apollo Strategic Income Fund

Delaware Ivy California Municipal High Income Fund

Delaware Ivy Corporate Bond Fund

Delaware Ivy Crossover Credit Fund

Delaware Ivy Global Bond Fund

Delaware Ivy Government Securities Fund

Delaware Ivy High Income Fund

Delaware Ivy Limited-Term Bond Fund

Delaware Ivy Municipal Bond Fund

Delaware Ivy Municipal High Income Fund

Delaware Ivy Pictet Targeted Return Bond Fund

Delaware Ivy PineBridge High Yield Fund

Delaware Ivy Securian Core Bond Fund

Money Market Funds

Delaware Ivy Cash Management Fund

Delaware Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

2021	ANNUAL REPORT	87

ANN-IPS (9-21)

ITEM	2. CODE OF ETHICS

(a)

As of September 30, 2021, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM	3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jerome D. Abernathy, John A. Fry, Thomas K. Whitford and Christianna Wood is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Abernathy, Mr. Fry, Mr. Whitford and Ms. Wood is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM	4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2021	$509,697
2020	433,100

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2021	$0
2020	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2021	$90,080
2020	87,360

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2021	$8,224
2020	7,854

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$95,214 and $98,304 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $74,000 and $53,900 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM	5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM  6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM  7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM  10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM  11.    CONTROLS AND PROCEDURES.

(a)	Assessment of the Registrant’s Control Environment

(a) The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

On April 30, 2021, Macquarie Asset Management, the asset management division of Macquarie Group (together, “Macquarie”), acquired sponsorship of the Registrant in connection with its acquisition of Waddell & Reed Financial, Inc. (“WDR”). Ivy Investment Management Company (“IICO”) served as the Registrant’s investment manager during the period October 1, 2020 through April 30, 2021 and, subsequent to Macquarie’s acquisition of WDR, the parent company of IICO, on April 30, Delaware Management Company has been serving as the Registrant’s investment advisor from the period May 1, 2021 through the present. Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), a subsidiary of WDR, served as the Registrant’s accounting services agent for the year ended September 30, 2021 and provided accounting and administrative services, including maintenance of fund records, pricing of fund shares and preparation of shareholder reports during the period.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, Management, with the participation of the principal executive officer and principal financial officer, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Based on their evaluation, the principal executive officer and principal financial officer have determined that the Registrant’s disclosure controls and procedures were not effective due to a material weakness in the design of controls specific to Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund and Delaware Ivy Pictet Targeted Return Bond Fund (the “Funds”) relating to the reconciliation of variation margin for centrally cleared swaps. Specifically, Management did not design and maintain controls to reconcile on a daily basis the variation margin receivable/payable between the accounting records and the counterparty for open centrally cleared swap contracts. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds’ annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness did not result in any material misstatements of the Funds’ annual or semi-annual financial statements for the periods ended September 30, 2020 and March 31, 2021, respectively, but did result in an out-of-period adjustment for Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund to decrease variation margin receivable as of September 30, 2021 and increase net realized gain (loss) on swap agreements for the year ended September 30, 2021. As discussed in Note 15, this adjustment is reflected in the financial statements included herein. While this material weakness did not result in any material misstatements of the Funds’ financial statements, this material weakness could result in a misstatement of the aforementioned account balances that would result in a material misstatement to the annual or semi-annual financial statements that would not be prevented or detected.

Remediation Plan Related to Material Weakness Identified Above

Effective as of the close of business on October 8, 2021, the fund accounting operations for the Funds were transitioned from WISC to BNY Mellon. On a daily basis, BNY Mellon reconciles the ending daily cash balance in the variation margin for centrally cleared swaps to the counterparty statements. Management has assessed BNY Mellon’s controls and has determined that they are designed effectively to detect any material misstatements in the daily variation margin for centrally cleared swaps on a timely basis. Therefore, Management believes that the design and implementation of the controls necessary to address the material weakness described in this Item have been completed in connection with the transition described above. However, Management will continue to evaluate and monitor the operating effectiveness of the controls for a sufficient period of time before concluding on remediation.

Remediation of Previously Identified Material Weakness in Internal Control over Financial Reporting

Management has completed the remediation efforts relating to a previously reported material weakness in the Registrant’s internal controls over financial reporting. As of March 31, 2021, management concluded that it did not design or maintain controls to evaluate the valuation model and available observable inputs related to the fair valuation of certain private equity securities provided by a third-party valuation service. Certain private equity securities that were valued by third party valuation services were not subject to Valuation Committee review. This material weakness did not result in a misstatement of previously issued financial statements.

The steps management took to remediate this material weakness included implementing enhancements to the existing fair valuation process as follows: (i) investment teams will review all reasonably available observable inputs and other information relevant to the valuation of each private equity security valuation prepared by a third-party appraiser/expert and provide this information to the Valuation Committee for consideration; and (ii) management will escalate each private equity security valuation prepared by a third-party appraiser/expert to the Valuation Committee and the Valuation Committee will review and approve those valuations only after ensuring that they incorporate U.S. GAAP considerations for fair value, specifically the consideration of observable inputs, as applicable.

As a result of these remediation activities, management has determined that the Registrant’s internal controls over financial reporting are designed appropriately and at a sufficient level of precision and have been operating effectively for a sufficient period of time, such that the material weakness previously identified as of March 31, 2021, has been remediated as of September 30, 2021.

(b)	Changes in Internal Control over Financial Reporting

Other than the enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM  12.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  13.    EXHIBITS.

(a) (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR  270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/ David F. Connor
David F. Connor, Secretary

Date:	December 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shawn K. Lytle
Shawn K. Lytle, President and Principal Executive Officer

Date:	December 27, 2021

By	/s/ Richard Salus
Richard Salus, Senior Vice President and Principal Financial Officer

Date:	December 27, 2021